UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-09082

M FUND, INC.
(Exact name of registrant as specified in charter)

M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, Oregon	97209
(Address of principal executive offices)	(Zip code)

Gerald J. Graves M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

Registrant's telephone number, including area code:		(503)232-6960

Date of fiscal year end:	12/31/06

Date of reporting period:	07/01/05 - 06/30/06

Item 1. Proxy Voting Record.

Disclose the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the registrant was entitled to vote:

BRANDES INTERNATIONAL EQUITY FUND

BT GROUP PLC			BTORD	AGM Meeting Date: 07/13/2005
Issuer: G16612106		ISIN: GB0030913577
SEDOL: B014679, 3091357, B02S7B1, 7392089

Vote Group: UNASSIGNED

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
1.	RECEIVE THE FINANCIAL STATEMENTS AND THE STATUTORY		Management	For	For
REPORTS
2.	APPROVE THE REMUNERATION REPORT		Management	For	For

3.	APPROVE THE FINAL DIVIDEND OF 6.5 PENCE PER ORDINARY		Management	For	For
SHARE
4.	RE-ELECT MR. BEN VERWAAYEN AS A DIRECTOR		Management	For	For

5.	RE-ELECT DR. PAUL REYNOLDS AS A DIRECTOR		Management	For	For

6.	RE-ELECT MR. CARL SYMON AS A DIRECTOR		Management	For	For

7.	RE-ELECT MR. BARONESS JAY AS A DIRECTOR		Management	For	For

8.	ELECT MR. HANIF LALANI AS A DIRECTOR		Management	For	For

9.	RE-APPOINT PRICEWATERHOUSECOOPERS AS THE AUDITORS		Management	For	For
OF THE COMPANY
10.	AUTHORIZE THE BOARD TO FIX REMUNERATION OF THE		Management	For	For
AUDITORS
11.	GRANT AUTHORITY TO ISSUE OF EQUITY OR EQUITY-LINKED		Management	For	For
SECURITIES WITH PRE-EMPTIVE RIGHTS UP TO AGGREGATE
NOMINAL AMOUNT OF GBP 140,000,000

S.12	GRANT AUTHORITY TO ISSUE OF EQUITY OR EQUITY-LINKED		Management	For	For
SECURITIES WITHOUT PRE-EMPTIVE RIGHTS UP TO AGGREGATE
NOMINAL AMOUNT OF GBP 21,800,000

S.13	GRANT AUTHORITY TO MAKE MARKET PURCHASE OF 850,000,000		Management	For	For
ORDINARY SHARES
14.	AMEND THE BT GROUP RETENTION SHARE PLAN AND THE		Management	For	For
BT GROUP DEFERRED BONUS PLAN
15.	AUTHORIZE BRITISH TELECOMMUNICATION PLC TO MAKE		Management	For	For
EU POLITICAL ORGANIZATION DONATION UP TO GBP
100,000

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	1,785,473	1,785,473	0	09/29/2005

J.SAINSBURY PLC			JSAORD	AGM Meeting Date: 07/13/2005
Issuer: G77732173		ISIN: GB00B019KW72
SEDOL: B019KW7, B01YBG3

Vote Group: UNASSIGNED

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
1.	RECEIVE AND ADOPT THE AUDITED ACCOUNTS FOR 52		Management	For	For
WEEKS TO 26 MAR 2005, TOGETHER WITH THE REPORTS
OF THE DIRECTORS AND THE AUDITORS

2.	APPROVE THE REMUNERATION REPORT FOR 52 WEEKS		Management	For	For
TO 26 MAR 2005
3.	DECLARE A FINAL DIVIDEND OF 5.65 PENCE PER ORDINARY		Management	For	For
SHARE
4.	ELECT MR. PHILIP HAMPTON AS A DIRECTOR		Management	For	For

5.	ELECT MR. GARY HUGHES AS A DIRECTOR		Management	For	For

6.	ELECT MR. BOB STACK AS A DIRECTOR		Management	For	For

7.	RE-ELECT MR. BRIDGET MACKASKILL AS A DIRECTOR		Management	For	For

8.	RE-APPOINT PRICEWATERHOUSECOOPERS LLP AS THE		Management	For	For
AUDITORS
9.	AUTHORIZE THE AUDIT COMMITTEE TO AGREE TO THE		Management	For	For
AUDITORS REMUNERATION
10.	APPROVE THE J SAINSBURY PLC SHARE PLAN 2005		Management	For	For

11.	AUTHORIZE J SAINSBURY PLC, FOR THE PURPOSES OF		Management	For	For
SECTION 347A OF THE COMPANIES ACT 1985, TO MAKE
DONATIONS TO EU POLITICAL ORGANIZATION NOT EXCEEDING
GBP 50,000 AND TO INCUR EU POLITICAL EXPENDITURE
UP TO A MAXIMUM AGGREGATE AMOUNT OF GBP 50,000;
AUTHORITY EXPIRES AT THE CONCLUSION OF THE NEXT
AGM OR 12 JUL 2006
12.	AUTHORIZE SAINSBURY S SUPERMARKETS LIMITED, FOR		Management	For	For
THE PURPOSES OF SECTION 347A OF THE COMPANIES
ACT 1985, TO MAKE DONATIONS TO EU POLITICAL ORGANIZATION
NOT EXCEEDING GBP 25,000 AND TO INCUR EU POLITICAL
EXPENDITURE UP TO A MAXIMUM AGGREGATE AMOUNT
OF GBP 25,000; AUTHORITY EXPIRES AT THE CONCLUSION
OF THE NEXT AGM OR 12 JUL 2006

13.	AUTHORIZE SAINSBURY S BANK PLC, BEING 55% OWNED		Management	For	For
BY THE COMPANY, FOR THE PURPOSES OF SECTION 347A
OF THE COMPANIES ACT 1985, TO MAKE DONATIONS
TO EU POLITICAL ORGANIZATION NOT EXCEEDING GBP
25,000 AND TO INCUR EU POLITICAL EXPENDITURE
UP TO A MAXIMUM AGGREGATE AMOUNT OF GBP 25,000;
AUTHORITY EXPIRES AT THE CONCLUSION OF THE NEXT
AGM OR 12 JUL 2006

14.	AUTHORIZE THE DIRECTORS, IN SUBSTITUTION FOR		Management	For	For
ANY EXISTING AUTHORITY AND PURSUANT TO SECTION
80 OF THE COMPANIES ACT 1985, TO ALLOT RELEVANT
SECURITIES SECTION 80 UP TO AN AGGREGATE NOMINAL
AMOUNT OF GBP 162,120,000 BEING APPROXIMATELY
ONE THIRD OF THE ISSUED SHARE CAPITAL ; AUTHORITY
EXPIRES THE EARLIER OF THE NEXT AGM OF THE COMPANY
OR 26 SEP 2004 ; AND THE DIRECTORS MAY MAKE ALLOTMENTS
DURING THE RELEVANT PERIOD WHICH MAY BE EXERCISED
AFTER THE RELEVANT PERIOD

S.15	APPROVE, SUBJECT TO THE RESOLUTION 14 BEING PASSED		Management	For	For
BY THE MEETING AND SUBJECT TO THE VARIATION CONTAINED
IN THIS RESOLUTION, TO RENEW THE POWER CONFERRED
BY THE ARTICLE 9C OF THE ARTICLES OF ASSOCIATION
OF THE COMPANY BEING THE POWER TO ALLOT EQUITY
SECURITIES PURSUANT TO THE AUTHORITY CONTAINED
IN ARTICLES 9A DISAPPLYING THE STATUTORY PRE-EMPTION
RIGHTS , FOR A PERIOD ENDING ON THE DATE OF THE
AGM IN 2010 OR 12 JUL 2010 AND FOR A AGGREGATE
NOMINAL AMOUNT OF GBP 24,318,000 BEING APPROXIMATELY
5% OF THE ISSUED SHARE CAPITAL OF THE COMPANY

S.16	AUTHORIZE THE COMPANY, FOR THE PURPOSE OF SECTION		Management	For	For
166 OF THE COMPANIES ACT 1985, TO MAKE MARKET
PURCHASES SECTION 163(3) OF UP TO 170,226,000
ORDINARY SHARES OF 28 4/7 PENCE EACH IN THE CAPITAL
OF THE COMPANY, AT A MINIMUM PRICE OF 28 4/7
PENCE AND UP TO 105% OF THE AVERAGE MIDDLE MARKET
QUOTATIONS FOR SUCH SHARES DERIVED FROM THE LONDON
STOCK EXCHANGE DAILY OFFICIAL LIST, OVER THE
PREVIOUS 5 BUSINESS DAYS; AUTHORITY EXPIRES
THE EARLIER OF THE CONCLUSION OF THE NEXT AGM
OF THE COMPANY OR 15 MONTHS ; THE COMPANY, BEFORE
THE EXPIRY, MAY MAKE A CONTRACT TO PURCHASE ORDINARY
SHARES WHICH WILL OR MAY BE EXECUTED WHOLLY OR
PARTLY AFTER SUCH EXPIRY

S.17	AMEND THE MEMORANDUM AND THE ARTICLES OF ASSOCIATION:		Management	For	For
INDEMNIFICATION OF THE DIRECTORS

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	741,287	741,287	0	09/29/2005

MARKS AND SPENCER GROUP PLC			MAKORD	AGM Meeting Date: 07/13/2005
Issuer: G5824M107		ISIN: GB0031274896
SEDOL: B02SYR6, B01BXP7, 3127489

Vote Group: UNASSIGNED

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
1.	RECEIVE THE REPORT OF THE DIRECTORS AND THE FINANCIAL		Management	For	For
STATEMENTS FOR THE 52 WEEKS ENDED 02 APR 2005,
TOGETHER WITH THE REPORT OF THE AUDITOR

2.	APPROVE THE REMUNERATION REPORT		Management	For	For

3.	DECLARE A FINAL DIVIDEND		Management	For	For

4.	ELECT MR. IAN DYSON AS A DIRECTOR		Management	For	For

5.	ELECT MR. ANTHONY HABGOOD		Management	For	For

6.	ELECT MR. STEVEN HOLLIDAY		Management	For	For

7.	RE-ELECT MR. JACK KEENAN		Management	For	For

8.	APPOINT LORD BURNS		Management	For	For

9.	APPOINT PRICEWATERHOUSECOOPERS LLP AS THE AUDITORS		Management	For	For
OF THE COMPANY TO HOLD THE OFFICE UNTIL THE CONCLUSION
OF THE NEXT OGM AT WHICH ACCOUNTS ARE LAID BEFORE
THE COMPANY

10.	AUTHORIZE THE AUDIT COMMITTEE TO DETERMINE AUDITORS		Management	For	For
REMUNERATION
11.	APPROVE TO RENEW THE AUTHORITY CONFERRED TO THE		Management	For	For
DIRECTORS OF THE COMPANY, IN PURSUANT TO THE
ARTICLE14(B)(I) OF THE ARTICLES OF THE ASSOCIATION
OF THE COMPANY UNTIL THE CONCLUSION OF THE AGM
IN 2006 OR ON 12 OCT 2006 WHICHEVER IS EARLIER
TO ALLOT RELEVANT SECURITIES UP TO AN AGGREGATE
NOMINAL AMOUNT OF GBP 138,222,530

S.12	APPROVE TO RENEW THE AUTHORITY CONFERRED TO THE		Management	For	For
DIRECTORS OF THE COMPANY, IN PURSUANT TO THE
ARTICLE14(B)(II) OF THE ARTICLES OF THE ASSOCIATION
OF THE COMPANY UNTIL THE CONCLUSION OF THE AGM
IN 2006 OR ON 12 OCT 2006 WHICHEVER IS EARLIER
TO ALLOT EQUITY SECURITIES WHOLLY FOR CASH WITH
THE RIGHTS ISSUE UP TO AN AGGREGATE NOMINAL AMOUNT
OF GBP 20,733,379

S.13	AUTHORIZE THE COMPANY TO MAKE MARKET PURCHASES		Management	For	For
SECTION 163 OF THE COMPANIES ACT 1985 OF UP
TO 165 MILLION ORDINARY SHARES OF 25P EACH, AT
A PAY OF 25P AND NOT MORE THAN 105% OF THE AVERAGE
MIDDLE MARKET PRICE FOR SUCH SHARES ACCORDING
TO THE DAILY OFFICIAL LIST OF THE LONDON STOCK
EXCHANGE, FOR THE 5 BUSINESS DAYS; AUTHORITY
EXPIRES THE EARLIER OF THE CONCLUSION OF THE
AGM OF THE COMPANY IN 2006 OR 12 OCT 2006 ; THE
COMPANY, BEFORE THE EXPIRY, MAY MAKE PURCHASE
ORDINARY SHARES WHICH WILL OR MAY BE EXECUTED
WHOLLY OR PARTLY AFTER SUCH EXPIRY

S.14	AMEND THE ARTICLES OF ASSOCIATION BY INSERTING		Management	For	For
A SENTENCE IN ARTICLE 87 AND BY REPLACING THE
ENTIRE ARTICLE 156 WITH NEW ARTICLE

15.	APPROVE THE MARKS AND SPENCER GROUP PERFORMANCE		Management	Against	Against
SHARE PLAN 2005 THE PLAN AS SPECIFIED AND THE
RULES OF WHICH ARE PRODUCED TO THE MEETING AND
SIGNED BY THE CHAIRMAN FOR THE PURPOSES OF IDENTIFICATION
AND AUTHORIZE THE DIRECTORS TO MAKE SUCH MODIFICATION
TO THE PLAN AS THEY MAY CONSIDER APPROPRIATE
T TAKE ACCOUNT OF THE REQUIREMENTS OF THE UK
LISTING AUTHORITY AND BEST PRACTICE AND TO ADOPT
THE PLAN AS SO MODIFIED AND TO DO ALL SUCH ACTS
AND THINGS AS THEY MAY CONSIDER APPROPRIATE TO
IMPLEMENT THE PLAN; AND ESTABLISH FURTHER PLANS
FOR THE BENEFIT OF EMPLOYEES OUTSIDE THE UK,
BASED ON THE PLAN BUT MODIFIED TO TAKE ACCOUNT
OF LOCAL TAX, EXCHANGE CONTROL OR SECURITIES
LAWS IN OVERSEAS TERRITORIES, PROVIDED THAT ANY
SHARES MADE AVAILABLE UNDER SUCH PLANS ARE TREATED
AS COUNTING AGAIN THE LIMITS ON INDIVIDUAL AND
OVERALL PARTICIPATION CONTAINED IN THE PLAN

16.	APPROVE THE MARKS AND SPENCER GROUP EXECUTIVE		Management	Against	Against
SHARE OPTION PLAN 2005 THE OPTION PLAN AS SPECIFIED
AND THE NOTICE AND THE RULES OF WHICH ARE PRODUCED
TO THE MEETING AND SIGNED BY THE CHAIRMAN FOR
THE PURPOSES OF IDENTIFICATION AND AUTHORIZE
THE DIRECTORS TO MAKE SUCH MEDICATION TO THE
OPTION PLAN AS THEY MAY CONSIDER APPROPRIATE
TO TAKE ACCOUNT OF THERE REQUIREMENTS OF THE
INLAND REVENUE, THE UK LISTED AUTHORITY AND BEST
PRACTICE AND TO ADOPT THE OPTION PLAN AS SO MODIFIED
AND TO DO ALL SUCH ACTS AND THINGS AS THEY MAY
CONSIDER APPROPRIATE TO IMPLEMENT THE OPTION
PLAN AND AS SO MODIFIED AND TO DO ALL SUCH ACTS
AND THINGS AS THEY MAY CONSIDER APPROPRIATE TO
IMPLEMENT THE OPTION PLAN AND ESTABLISH FURTHER
PLANS FOR THE BENEFIT OF EMPLOYEES OUTSIDE THE
UK, BASED ON THE OPTION PLAN, BUT MODIFIED TO
TAKE ACCOUNT OF LOCAL TAX, EXCHANGE CONTROL OR
SECURITIES LAWS IN OVERSEAS TERRITORIES, PROVIDED
THAT ANY SHARES MADE AVAILABLE UNDER SUCH PLANS
ARE TREATED AS COUNTING AGAINST THE LIMITS ON
INDIVIDUAL AND OVERALL PARTICIPATION CONTAINED
IN THE OPTION PLAN

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	797,438	797,438	0	09/29/2005

HEIDELBERGER DRUCKMASCHINEN AG, HEIDELBERG			HDDORD144	AGM Meeting Date: 07/20/2005
Issuer: D3166C137		ISIN: DE000A0D6646	BLOCKING
SEDOL:

Vote Group: GLOBAL

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
1	RECEIVE CONSOLIDATED FINANCIAL STATEMENTS		Management	Abstain	*Management Position Unknown
2	APPROVE ALLOCATION OF INCOME AND DIVIDENDS		Management	For	For
3	APPROVE DISCHARGE OF MANAGEMENT BOARD		Management	For	For
4	APPROVE DISCHARGE OF SUPERVISORY BOARD		Management	For	For
5	RATIFY APPOINTMENT OF INDEPENDENT AUDITORS		Management	For	For
6	AUTHORIZE SHARE REPURCHASE PROGRAM AND REISSUANCE		Management	For	For
OR CANCELLATION OF REPURCHASED SHARES

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	61,000	61,000	0	09/29/2005

INVENSYS			IVNORD144	Annual Meeting Date: 07/21/2005
Issuer: G49133104		ISIN:
SEDOL:

Vote Group: GLOBAL

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
1	ACCEPT FINANCIAL STATEMENTS AND STATUTORY REPORTS		Management	For	For
2	APPOINT AUDITORS AND APPROVE REMUNERATION		Management	For	For
3a	ELECTION OF DIRECTORS LARRY FARMER		Management	For
3b	ELECTION OF DIRECTORS BAY GREEN		Management	For
4	RATIFY APPOINTMENT OF INDEPENDENT AUDITORS ERNST		Management	For	For
& YOUNG LLP
5	APPROVE RENUMERATION OF DIRECTORS AND AUDITORS		Management	For	For
6	APPROVE ISSUANCE OF EQUITY OR EQUITY-LINKED SECURITIES		Management	For	For
W/PREEMPTIVE RIGHTS
7	APPROVE ISSUANCE OF EQUITY OR EQUITY-LINKED SECURITIES		Management	For	For
W/O PREEMPTIV E RIGHTS
8	ADOPT/AMEND EXECUTIVE INCENTIVE BONUS PLAN		Management	For	For

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	2,534,081	2,534,081	0	09/30/2005

INVENSYS			IVNORD	AGM Meeting Date: 07/21/2005
Issuer: G49133104		ISIN: GB0008070418
SEDOL: 5457601, B01DKT6, 0807041

Vote Group: GLOBAL

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management

1.	APPROVE THE FINANCIAL STATEMENTS AND THE STATUTORY		Management	For	For
REPORTS
2.	APPROVE THE REMUNERATION REPORT		Management	For	For

3.a	RE-ELECT MR. LARRY FARMER AS A DIRECTOR		Management	For	For

3.b	ELECT MR. BAY GREEN AS A DIRECTOR		Management	For	For

4.	RE-APPOINT ERNST AND YOUNG LLP AS THE AUDITORS		Management	For	For
OF THE COMPANY
5.	AUTHORIZE THE BOARD TO FIX THE REMUNERATION OF		Management	For	For
THE AUDITORS
6.	GRANT AUTHORITY TO ISSUE EQUITY OR EQUITY-LINKED		Management	For	For
SECURITIES WITH PRE-EMPTIVE RIGHTS UPTO AN AGGREGATE
NOMINAL AMOUNT OF GBP 18,767,500

S.7	GRANT AUTHORITY TO ISSUE EQUITY OR EQUITY-LINKED		Management	For	For
SECURITIES WITHOUT PRE-EMPTIVE RIGHTS UPTO AN
AGGREGATE NOMINAL AMOUNT OF GBP 2,843,500

8.	AMEND THE INVENSYS 1998 SENIOR EXECUTIVE LONG		Management	For	For
TERM INCENTIVE PLAN

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	1,344,576	1,344,576	0	09/30/2005

WOLTERS KLUWER NV			WTKORD		AGM Meeting Date: 08/15/2005
Issuer: N9643A114		ISIN: NL0000395887	BLOCKING
SEDOL: 5671917, 5671519, 5677238, B018RP6

Vote Group: GLOBAL

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
1.	OPENING		Non-Voting		N/A

2.	APPOINT MR. L.P. FORMAN AS A MEMBER OF THE SUPERVISORY		Management	For	For
BOARD
3.	ANY OTHER BUSINESS		Non-Voting		N/A

4.	CLOSING		Non-Voting		N/A

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	155,446	155,446	0	10/01/2005

KT CORPORATION			KTC		Special Meeting Date: 08/19/2005
Issuer: 48268K101		ISIN:
SEDOL:

Vote Group: UNASSIGNED

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
01	ELECTION OF MR. JOONG SOO NAM AS PRESIDENT, AS		Management	For	For
SET FORTH IN THE COMPANY S NOTICE OF MEETING
ENCLOSED HEREWITH.
02	AMENDMENT OF ARTICLES OF INCORPORATION, AS SET		Management	For	For
FORTH IN THE COMPANY S NOTICE OF MEETING ENCLOSED
HEREWITH.
03	ELECTION OF MR. KOOK HYUN MOON AS DIRECTOR, AS		Management	For	For
SET FORTH IN THE COMPANY S NOTICE OF MEETING
ENCLOSED HEREWITH.
04	APPROVAL OF MANAGEMENT CONTRACT, AS SET FORTH		Management	For	For
IN THE COMPANY S NOTICE OF MEETING ENCLOSED HEREWITH.

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	78,500	78,500	0	08/05/2005

Survey - Not a meeting

NESTLE SA, CHAM UND VEVEY			NESORD	OGM Meeting Date: 08/26/2005
Issuer: H57312466		ISIN: CH0012056047
SEDOL: B01F348, 7123870, 3056044, 7125274, 7126578

Vote Group: GLOBAL

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management

1.	SHARE CAPITAL SHARES RESTRICTIONS ARTICLE 6.6		Non-Voting		N/A
NO NATURAL PERSON OR LEGAL ENTITY MAY BE REGISTERED
AS A SHAREHOLDER WITH THE RIGHT TO VOTE FOR
SHARES WHICH IT HOLDS, DIRECTLY OR INDIRECTLY,
IN EXCESS OF 3% OF THE SHARE CAPITAL
*	PLEASE TICK THE BOX CORRESPONDING TO YOUR CHOICE		Non-Voting		N/A
1.1	NO CHANGE REQUIRED		Management	Abstain	N/A
1.2	NO OPINION		Management	Abstain	N/A
1.3	ABOLISH THE ARTICLE		Management	For	N/A
2.	ORGANISATION OF THE COMPANY SPECIAL QUORUM ARTICLE		Non-Voting		N/A
16 SHAREHOLDERS REPRESENTING AT LEAST ONE HALF
OF THE SHARE CAPITAL SHALL HAVE TO BE PRESENT
IN ORDER TO CHANGE THE CORPORATE NAME, BROADEN
OR RESTRICT THE SCOPE OF THE COMPANY S BUSINESS,
TRANSFER THE REGISTERED OFFI CES, MERGE WITH
ANOTHER COMPANY, ISSUE PREFERENCE SHARES, CANCEL
OR MODIFY THE PREFERENTIAL RIGHTS ATTACHED TO
SUCH SHARES, ISSUE OR CANCEL PROFI T SHARING
CERTIFI CATES
*	PLEASE TICK THE BOX CORRESPONDING TO YOUR CHOICE		Non-Voting		N/A
2.1	NO CHANGE REQUIRED		Management	Abstain	N/A
2.2	NO OPINION		Management	For	N/A
2.3	ABOLISH THE ARTICLE		Management	Abstain	N/A
3.	ORGANISATION OF THE COMPANY QUALIFI ED MAJORITIES		Non-Voting		N/A
ARTICLE 17 1. SHAREHOLDERSREPRESENTING AT LEAST
TWO THIRDS OF THE TOTAL SHARE CAPITAL SHALL HAVE
TO BE PRESENT IN ORDER TO AMEND THE PROVISIONS
OF THE ARTICLES OF ASSOCIATION RELATING TO THE
REGISTRATION OF THE VOTING RIGHT (ART. 6 PAR.
6), THE LIMIT ON VOTING RIGHTS AT GENERAL MEETINGS
(ART. 14 PAR. 3, 4 AND 5), THE NUMBER OF DIRECTORS
(ART. 22) AND THE TERM OF OFFI CE (ART. 23),
AS WELL AS TO TRANSFER THE REGISTERED OFFI CES
ABROAD, WIND UP THE COMPANY AND REMOVE MORE THAN
ONE THIRD OF THE DIRECTORS. 2. SUCH DECISIONS
REQUIRE A MAJORITY OF THREE QUARTERS OF THE SHARES
REPRESENTED AT THE GENERAL MEETING

*	PLEASE TICK THE BOX CORRESPONDING TO YOUR CHOICE		Non-Voting		N/A
3.1	NO CHANGE REQUIRED		Management	Abstain	N/A
3.2	NO OPINION		Management	Abstain	N/A
3.3	ABOLISH THE ARTICLE		Management	For	N/A
4.	BOARD OF DIRECTORS TERM OF OFFICE ARTICLE 23		Non-Voting		N/A
THE MEMBERS OF THE BOARD OF DIRECTORS SHALL
BE ELECTED FOR FI VE YEARS. NESTLE IS THE BIGGEST
AND MOST DIVERSE AND COMPLEX FOOD COMPANY IN
THE WORLD. AS SUCH, IT TAKES A NUMBER OF YEARS
FOR DIRECTORS TO BECOME COMPLETELY CONVERSANT
WITH THE COMPANY. YOUR BOARD THEREFORE BELIEVES
A LONGER-TERM PERIOD OF OFFI CE IS APPROPRIATE
TO ENSURE THAT THE COMPANY ACHIEVES AN OPTIMAL
CONTRIBUTION FROM ITS DIRECTORS.

*	PLEASE TICK THE BOX CORRESPONDING TO YOUR CHOICE.		Non-Voting		N/A
4.1	5 YEARS		Management	Abstain	N/A
4.2	4 YEARS		Management	Abstain	N/A
4.3	3 YEARS		Management	For	N/A
5.	AUDITOR TERM OF OFFICE ARTICLE 30 THE GENERAL		Non-Voting		N/A
MEETING SHALL APPOINT, FOR A TERM OF THREE YEARS,
ONE OR MORE AUDITORS OF THE ANNUAL FINANCIAL
STATEMENTS OF THE COMPANY DUE TO THE COMPLEXITY
OF THE COMPANY, YOUR DIRECTORS FEEL THAT A TERM
OF OFFI CE FOR THE AUDITORS OF 3 YEARS IS APPROPRIATE.

*	PLEASE TICK THE BOX CORRESPONDING TO YOUR CHOICE.		Non-Voting		N/A
5.1	3 YEARS		Management	Abstain	N/A
5.2	2 YEARS		Management	Abstain	N/A
5.3	1 YEAR		Management	For	N/A

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	40,200	40,200	0	10/01/2005

TELE CENTRO OESTE CELULAR PARTICIPAC			TRO	Special Meeting Date: 09/27/2005
Issuer: 87923P105		ISIN:
SEDOL:

Vote Group: UNASSIGNED

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
01	TO AMEND THE WORDING OF ARTICLE 9 OF THE BYLAWS,		Management	For	For
WHICH SHALL HEREINAFTER READ AS FOLLOWS: ART.
9 - THE EXECUTION OF AGREEMENTS WITH RELATED
PARTIES THE TERMS AND CONDITIONS OF WHICH ARE
MORE BURDENSOME TO THE COMPANY THAN THOSE USUALLY
ADOPTED ON THE MARKET IN AGREEMENTS FOR THE SAME
NATURE, SHALL BE SUBMITTED TO THE GENERAL MEETING
OF SHAREHOLDERS.

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	8,252	8,252	0	09/15/2005

TELE LESTE CELULAR PARTICIPACOES S.A			TBE	Special Meeting Date: 09/28/2005
Issuer: 87943B102		ISIN:
SEDOL:

Vote Group: UNASSIGNED

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
02	TO AMEND THE WORDING OF ARTICLE 9 OF THE BYLAWS,		Management	For	For
WHICH SHALL HEREINAFTER READ AS FOLLOWS: ART.
9 - THE EXECUTION OF AGREEMENTS WITH RELATED
PARTIES THE TERMS AND CONDITIONS OF WHICH ARE
MORE BURDENSOME TO THE COMPANY THAN THOSE USUALLY
ADOPTED ON THE MARKET IN AGREEMENTS FOR THE SAME
NATURE, SHALL BE SUBMITTED TO THE GENERAL MEETING
OF SHAREHOLDERS.

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	69	69	0	09/15/2005
M FUND INC.		000000006201	55,600	55,600	0	09/15/2005

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
02	TO AMEND THE WORDING OF ARTICLE 9 OF THE BYLAWS,		Management	For	For
WHICH SHALL HEREINAFTER READ AS FOLLOWS: ART.
9 - THE EXECUTION OF AGREEMENTS WITH RELATED
PARTIES THE TERMS AND CONDITIONS OF WHICH ARE
MORE BURDENSOME TO THE COMPANY THAN THOSE USUALLY
ADOPTED ON THE MARKET IN AGREEMENTS FOR THE SAME
NATURE, SHALL BE SUBMITTED TO THE GENERAL MEETING
OF SHAREHOLDERS.

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	69	69	0	09/15/2005
M FUND INC.		000000006201	55,600	55,600	0	09/15/2005

TELESP CELULAR PARTICIPACOES S.A.			TCP	Special Meeting Date: 09/28/2005
Issuer: 87952L108		ISIN:
SEDOL:

Vote Group: UNASSIGNED

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
03	TO AMEND THE WORDING OF ARTICLE 9 OF THE BYLAWS,		Management	For	For
WHICH SHALL HEREINAFTER READ AS FOLLOWS: ART.
9 - THE EXECUTION OF AGREEMENTS WITH RELATED
PARTIES THE TERMS AND CONDITIONS OF WHICH ARE
MORE BURDENSOME TO THE COMPANY THAN THOSE USUALLY
ADOPTED ON THE MARKET IN AGREEMENTS FOR THE SAME
NATURE, SHALL BE SUBMITTED TO THE GENERAL MEETING
OF SHAREHOLDERS.

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	55,600	55,600	0	09/15/2005
M FUND INC.		000000006201	7,796	7,796	0	09/15/2005

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
03	TO AMEND THE WORDING OF ARTICLE 9 OF THE BYLAWS,		Management	For	For
WHICH SHALL HEREINAFTER READ AS FOLLOWS: ART.
9 - THE EXECUTION OF AGREEMENTS WITH RELATED
PARTIES THE TERMS AND CONDITIONS OF WHICH ARE
MORE BURDENSOME TO THE COMPANY THAN THOSE USUALLY
ADOPTED ON THE MARKET IN AGREEMENTS FOR THE SAME
NATURE, SHALL BE SUBMITTED TO THE GENERAL MEETING
OF SHAREHOLDERS.

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	55,600	55,600	0	09/15/2005
M FUND INC.		000000006201	7,796	7,796	0	09/15/2005

TELECOM CORP NEW ZEALAND LTD			NZTORD	AGM Meeting Date: 10/06/2005
Issuer: Q89499109		ISIN: NZTELE0001S4
SEDOL: B01VN46, 6881436, 5931075, 6881500

Vote Group: GLOBAL

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
1.	AUTHORIZE BOARD TO FIX THE REMUNERATION OF THE		Management	For	For
AUDITORS
2.	ELECT MR. RODERICK DEANE AS DIRECTOR		Management	For	For

3.	ELECT MR. PAUL BAINES AS DIRECTOR		Management	For	For

4.	ELECT MS. PATSY REDDY AS DIRECTOR		Management	For	For

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	30,035	30,035	0	01/04/2006

UNILEVER NV			UNORD	OGM Meeting Date: 10/13/2005
Issuer: N8981F156		ISIN: NL0000009348	BLOCKING
SEDOL: 5635333, 5851009, B018QQ0, 5635355, 5640898, 5684528, 5683020, 5686472

Vote Group: UNASSIGNED

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
1.	OPENING		Non-Voting		N/A

2.	APPROVE THE REPORT NEDAMTRUST		Management	Abstain	N/A

3.a	APPROVE THE FURTHER EXPLANATION OF THE DESIRABILITY		Management	Abstain	N/A
OF NEW TRUST OFFICE
3.b	APPROVE THE INTRODUCTION OF THE PROPOSED MEMBERS		Management	Abstain	N/A
OF THE BOARD OF THE NEWLY ESTABLISHED FOUNDATION
STICHING ADMINISTRATIEKANTOOR UNILEVER N.V.,
THE FOLLOWING PERSONS: MR. J.H. SCHRAVEN CHAIRMAN),
MR. P.P. E KONING, MR. PROF. DR. L. KOOPMANS
AND MR. A.A. OLIJSLAGER

3.c	APPROVE THE CONFIDENCE IN THIS BOARD		Management	For	For

4.	APPROVE THE NEWLY ESTABLISHED FOUNDATION STICHTING		Management	For	For
ADMINISTRATIEKANTOOR UNILEVER N.V. AS ANOTHER
TRUST OFFICE WITHIN THE MEANING OF ARTICLE 18
PARAGRAPH 1 OF THE APPLICABLE CONDITIONS OF ADMINISTRATION
DATED 06 MAY 1999
5.	QUESTIONS		Management	Abstain	N/A

6.	CLOSING		Non-Voting		N/A

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	107,494	107,494	0	01/05/2006

ABN AMRO HOLDING NV			ABNORD	EGM Meeting Date: 11/24/2005
Issuer: N0030P459		ISIN: NL0000301109	BLOCKING
SEDOL: 5250792, 5254589, 0276920, 5250770, 5250769, 5250781, B02NY48, 6004114

Vote Group: UNASSIGNED

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management
A.	APPROVE THE CORPORATE GOVERNANCE IN RELATION		Management	Abstain	*Management Position Unknown
TO THE APPOINTMENT OF THE NEW MANAGING BOARD
MEMBERS

B.	APPROVE THE NOMINATION FOR THE APPOINTMENT OF		Management	For	For
MR. HUIBERT G. BOUMEESTER TO THE MANAGING BOARD

C.	APPROVE THE NOMINATION FOR THE APPOINTMENT OF		Management	For	For
MR. PIETER PIERO S. OVERMARS TO THE MANAGING
BOARD

D.	APPROVE THE NOMINATION FOR THE APPOINTMENT OF		Management	For	For
MR. RONALD RON TEERLINK TO THE MANAGING BOARD

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	258,686	258,686	0	01/03/2006

UNICREDITO ITALIANO SPA, MILANO			CRDORD	OGM Meeting Date: 12/15/2005
Issuer: T95132105		ISIN: IT0000064854	BLOCKING
SEDOL: 0711670, 5179712, B020SH0, 4232445

Vote Group: GLOBAL

Proposal			Proposal	Vote	For or Against
Number	Proposal		Type	Cast	Management

1.	APPOINT THE DIRECTORS AFTER HAVING DETERMINED		Management	Take No Action
HOW MANY THEY ARE TO BE FOR THE 3 YEAR TERM 2006-2008;
APPROVE THAT THEIR TERM WILL END IN COMBINATION
WITH THE 2008 SHAREHOLDERS MEETING CALL

2.	APPROVE TO DETERMINE THE BOARD OF DIRECTORS AND		Management	Take No Action
THE EXECUTIVE COMMITTEE S SALARY FOR EVERY FUTURE
YEAR IN OFFICE AS PER ARTICLE 26 OF THE BYLAW,
NEVERTHELESS FOR THE INTERNAL AUDITORS AND THEIR
PRESIDENT AS PER THE LEGISLATIVE DECREE 231/01

3.	GRANT AUTHORITY FOR THE PURCHASE AND SALE OF		Management	Take No Action
OWN SHARES AS PER ARTICLE 2357-TER OF THE ITALIAN
CIVIL CODE

		Custodian	Ballot	Voted	Holdings	Vote
Account Name		Account	Shares	Shares	Shares	Date
M FUND INC.		000000006201	809,200	809,200	0	01/03/2006

COMPASS GROUP PLC
Security	G23296182	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	10-Feb-2006
ISIN	GB0005331532	Agenda	700862940 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the financial statements of the Company for the FYE 30 SEP 2 005 and the reports of the Directors and the Auditors thereon	Management	For	For
2.	Approve the Remuneration Committee's report for the FYE 30 SEP 2005	Management	For	For
3.
Declare a final dividend of 6.5 pence per share on each of the
Company's ordin ary shares for the FYE 30 SEP 2005; and
approve subject to passing of this res olution, the final dividend will be paid on 06 MAR 06 to shareholders on the r egister at the close of business on 10 FEB 2006
		Management	For	For
4.	Elect Sir Roy Gardner as a Director	Management	For	For
5.	Re-elect Mr. Peter Cawdron as a Director	Management	For	For
6.	Re-elect Mr. Peter Blackburn CBE as a Director	Management	For	For
7.	Re-elect Mr. Sven Kado as a Director	Management	For	For
8.	Re-appoint Deloitte & Touche LLP as the Auditors of the Company	Management	For	For
9.	Authorize the Directors to determine the Auditors' remuneration	Management	For	For
10.
Authorize the Company and any Company, which is or becomes a subsidiary of the Company during the period to which this
resolution relates, to make donations to EU political organizations and incur EU political expenditure provided tha t any such
donations and expenditure made by the Company together with
those m ade by any subsidiary Company while it is a subsidiary of the Company shall no t exceed in aggregate GBP 125,000;
Authority expires at the conclusion of AGM in 2007
		Management	For	For
11.
Amend the Compass Group Long-Term Incentive Plan which seek
to increase the ma ximum award which may be made to a
participant in any 1 FY and modify the perf ormance conditions attaching to awards as specified, and authorize the Directo rs of the Company or a duly authorized Committee to take such steps as are n ecessary or expedient to implement those amendments
		Management	For	For
12.
Amend the Compass Group Management Share Option Plan
which will introduce a po st-grant performer condition attaching to option grants as specified, and auth orize the Directors of the
Company or a duly authorized Committee to take su ch steps as are necessary or expedient to implement those amendments
		Management	For	For
S.13
Approve to renew the power conferred on the Directors by Article
12 of the Com pany's Articles of Association for a period expiring at the end of the next AG M of the Company or 14 FEB 2007 and for that period the Section 89 amount is G BP 10,700,000
		Management	For	For
S.14
Authorize the Company, pursuant to Article 58 of the Company's
Articles of Ass ociation and in accordance with Section 166 of the
Companies Act 1985, to make market purchases Section 163 of
that Act of up to 215,566,113 ordinary shar es of 10 pence each in the capital of the Company, at a minimum price of 10 pe nce and the maximum price exclusive of expenses which may be
paid for each o rdinary share which is the higher of 105% of the average of the middle market quotations for such shares derived from the London Stock Exchange Daily Offici al List, over the previous 5 business days and an amount equal to the higher o f the price of the last independent trade and an amount equal to the
		Management	For	For

higher of the price of the last independent trade and the highest current independent b id as derived form the London Stock
Exchange Trading System SETS ; Authority expires the earlier of the conclusion of the next AGM of the Company or 09 AU G 2007
; the Company, before the expiry, may make a contract to
purchase ordin ary shares which will or may be executed wholly or partly after such expiry

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	744800	0	30-Mar-2006

ELECTRICITE DE FRANCE EDF
Security	F2940H113	Meeting Type	MIX
Ticker Symbol		Meeting Date	14-Feb-2006
ISIN	FR0010242511	Agenda	700859133 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Approve the resignation of Mr. Pierre Gadonneix as Administrator and appoint M r. Pierre Gadonneix as a Administrator until 22 NOV 2009	Management	For	For
2.	Approve the resignation of Mr. Frank E. Dangeard as Administrator and appoint Mr. Frank E. Dangeard as a Administrator until 22 NOV 2009	Management	For	For
3.	Approve the resignation of Mr. Daniel Foundoulis as Administrator and appoint Mr. Daniel Foundoulis as a Administrator until 22 NOV 2009	Management	For	For
4.	Approve the resignation of Mr. Claude Moreau as Administrator and appoint Mr. Claude Moreau as a Administrator until 22 NOV 2009	Management	For	For
5.	Approve the resignation of Mr. Henri Proglio as Administrator and appoint Mr. Henri Proglio as a Administrator until 22 NOV 2009	Management	Against	Against
6.	Approve the resignation of Mr. Louis Schweitzer as Administrator and appoint M r. Louis Schweitzer as a Administrator until 22 NOV 2009	Management	For	For
7.	Amend the Articles 3, 6, 9, 10, 13, 14, 15, 18, 20, 21 and cancel the Article 29 of the By-Laws	Management	For	For
8.	Grant all powers to the bearer of a copy or an extract of the minutes of the p resent to accomplish all deposits and publications prescribed by Law	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	1	65296	30-Mar-2006

TELE LESTE CELULAR PARTICIPACOES S.A
Security	87943B102	Meeting Type	Special
Ticker Symbol	TBE	Meeting Date	22-Feb-2006
ISIN		Agenda	932436923 - Management

Item	Proposal	Type	Vote	For/Against Management
A	TO APPROVE THE FINANCIAL STATEMENTS OF TELE LESTE CELULAR PARTICIPACOES S.A. (THE "COMPANY") DATED AS OF SEPTEMBER 30, 2005.	Management	For	For
B
TO APPROVE THE TERMS AND CONDITIONS OF THE
PROTOCOL OF MERGER OF SHARES, MERGER OF
COMPANIES AND INSTRUMENT OF JUSTIFICATION
ENTERED INTO BY THE MANAGEMENT OF THE COMPANY,
OF TCP, TELE CENTRO OESTE CELULAR PARTICIPACOES
S.A., TELE SUDESTE CELULAR PARTICIPACOES S.A. AND
CELULAR CRT PARTICIPACOES S.A., WHICH PROVIDES,
FOR THE MERGER OF THE COMPANY INTO TCP.
		Management	For	For
C
TO RATIFY THE APPOINTMENT BY THE OFFICERS OF THE
COMPANY AND OF TCP (I) OF THE FIRM DELOITTE TOUCHE
TOHMATSU AUDITORES INDEPENDENTES; (II) OF THE
SPECIALIZED FIRM GOLDMAN SACHS & COMPANHIA; AND
(III) OF THE SPECIALIZED FIRM PLANCONSULT
PLANEJAMENTO E CONSULTORIA.
		Management	For	For
D	TO APPROVE THE REPORTS REFERRED TO IN ITEM (C) ABOVE.	Management	For	For
E
TO APPROVE THE EXCHANGE RATIO OF THE SHARES
ISSUED BY THE COMPANY, HELD BY ITS SHAREHOLDERS
AND TO BE CANCELLED AS A RESULT OF THE MERGER OF
THE COMPANY, FOR SHARES TO BE ISSUED BY TCP, AND
THE CONSEQUENT EXTINGUISHMENT OF THE COMPANY.
		Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
000000006201	61C	69	0	13-Feb-2006	13-Feb-2006

TELESP CELULAR PARTICIPACOES S.A.
Security	87952L108	Meeting Type	Special
Ticker Symbol	TCP	Meeting Date	22-Feb-2006
ISIN		Agenda	932437331 - Management

Item	Proposal	Type	Vote	For/Against Management
A	TO APPROVE THE FINANCIAL STATEMENTS OF TELESP CELULAR PARTICIPACOES S.A. DATED AS OF SEPTEMBER 30, 2005.	Management	For	For
B	TO APPROVE A CAPITAL REDUCTION FOR THE PURPOSES OF ABSORBING THE EXISTING LOSSES WITH POSSIBILITY OF DISTRIBUTING DIVIDENDS.	Management	For	For
C	TO APPROVE THE TERMS AND CONDITIONS OF (I) THE MERGER, OF ALL SHARES OF TCO, IN ORDER TO CONVERT IT INTO A WHOLLY-OWNED SUBSIDIARY; AND (II) THE MERGER, INTO THE COMPANY, TSD, TLE AND CRTPART.	Management	For	For
D
TO RATIFY THE APPOINTMENT OF TCO, TSD, TLE AND
CRTPART (I) THE FIRM DELOITTE TOUCHE TOHMATSU, FOR
PREPARATION OF THE STATUTORY BOOK VALUE REPORT,
(II) THE SPECIALIZED FIRM OF GOLDMAN SACHS &
COMPANHIA, FOR THE VALUATION OF THE
SHAREHOLDERS EQUITY AND (III) THE SPECIALIZED FIRM
OF PLANCONSULT PLANEJAMENTO E CONSULTORIA, FOR
THE VALUATION OF THE SHAREHOLDERS EQUITY.
		Management	For	For
E	TO APPROVE THE REPORTS REFERRED TO IN ITEM (D) ABOVE.	Management	For	For
F	TO APPROVE THE EXCHANGE RATIO OF THE SHARES ISSUED BY TCO, TSD, TLE AND CRTPART FOR SHARES TO BE ISSUED BY THE COMPANY.	Management	For	For
G	TO APPROVE A CAPITAL INCREASE IN CONNECTION WITH THE MERGER	Management	For	For
H	TO CHANGE THE CORPORATE NAME OF THE COMPANY TO VIVO PARTICIPACOES S.A.	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
000000006201	61C	7796	0	13-Feb-2006	13-Feb-2006

TELESP CELULAR PARTICIPACOES S.A.
Security	87952LTBH	Meeting Type	Special
Ticker Symbol		Meeting Date	22-Feb-2006
ISIN		Agenda	932437925 - Management

Item	Proposal	Type	Vote	For/Against Management
A	TO APPROVE THE FINANCIAL STATEMENTS OF TELESP CELULAR PARTICIPACOES S.A. DATED AS OF SEPTEMBER 30, 2005.	Management	For	For
B	TO APPROVE A CAPITAL REDUCTION FOR THE PURPOSES OF ABSORBING THE EXISTING LOSSES WITH POSSIBILITY OF DISTRIBUTING DIVIDENDS.	Management	For	For
C	TO APPROVE THE TERMS AND CONDITIONS OF (I) THE MERGER, OF ALL SHARES OF TCO, IN ORDER TO CONVERT IT INTO A WHOLLY-OWNED SUBSIDIARY; AND (II) THE MERGER, INTO THE COMPANY, TSD, TLE AND CRTPART.	Management	For	For
D
TO RATIFY THE APPOINTMENT OF TCO, TSD, TLE AND
CRTPART (I) THE FIRM DELOITTE TOUCHE TOHMATSU, FOR
PREPARATION OF THE STATUTORY BOOK VALUE REPORT,
(II) THE SPECIALIZED FIRM OF GOLDMAN SACHS &
COMPANHIA, FOR THE VALUATION OF THE
SHAREHOLDERS EQUITY AND (III) THE SPECIALIZED FIRM
OF PLANCONSULT PLANEJAMENTO E CONSULTORIA, FOR
THE VALUATION OF THE SHAREHOLDERS EQUITY.
		Management	For	For
E	TO APPROVE THE REPORTS REFERRED TO IN ITEM (D) ABOVE.	Management	For	For
F	TO APPROVE THE EXCHANGE RATIO OF THE SHARES ISSUED BY TCO, TSD, TLE AND CRTPART FOR SHARES TO BE ISSUED BY THE COMPANY.	Management	For	For
G	TO APPROVE A CAPITAL INCREASE IN CONNECTION WITH THE MERGER	Management	For	For
H	TO CHANGE THE CORPORATE NAME OF THE COMPANY TO VIVO PARTICIPACOES S.A.	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
000000006201	61C	55600	0	13-Feb-2006	13-Feb-2006

LG ELECTRONICS INC
Security	Y5275H177	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	10-Mar-2006
ISIN	KR7066570003	Agenda	700877852 - Management

Item	Proposal	Type	Vote	For/Against Management
1.
Approve the balance sheet, income statement and statement of appropriation of unappropriated retained earnings - expected cash dividend: KRW 1,250 per 1 or dinary share, KRW 1,300 per 1
preference share
		Management	For	For
2.	Elect the Directors	Management	For	For
3.	Elect the Members of the Auditors' Committee	Management	For	For
4.	Approve the remuneration limit for the Directors	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	17000	0	30-Mar-2006

KT CORPORATION
Security	48268K101	Meeting Type	Consent
Ticker Symbol	KTC	Meeting Date	10-Mar-2006
ISIN		Agenda	932440807 - Management

Item	Proposal	Type	Vote	For/Against Management
01	APPROVAL OF BALANCE SHEET, INCOME STATEMENT AND STATEMENT OF APPROPRIATION OF RETAINED EARNINGS FOR THE 24TH FISCAL YEAR, AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.	Management	For	For
02	APPROVAL OF THE AMENDMENT OF ARTICLES OF INCORPORATION, AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.	Management	For	For
3A	ELECTION OF MEMBERS OF AUDIT COMMITTEE: KIM, DO HWAN (NOMINATED BY OUTSIDE DIRECTOR NOMINATING COMMITTEE).	Management	For	Against
3B	ELECTION OF MEMBERS OF AUDIT COMMITTEE: YOON, JONG KYOO (NOMINATED BY OUTSIDE DIRECTOR NOMINATING COMMITTEE).	Management	For	Against
3C	ELECTION OF MEMBERS OF AUDIT COMMITTEE: SONG, DUCK YONG (SHAREHOLDER PROPOSAL PRACTICALLY INITIATED BY LABOR UNION OF KT)	Management	Against	Against
04	ELECTION OF DIRECTORS, AS SET FORTH IN COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.	Management	For	For
05	APPROVAL OF LIMIT ON REMUNERATION OF DIRECTOR, AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
000000006201	61C	115900	0	03-Mar-2006	03-Mar-2006

DBS GROUP HOLDINGS LTD
Security	Y20246107	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	30-Mar-2006
ISIN	SG1L01001701	Agenda	700892056 - Management

Item	Proposal	Type	Vote	For/Against Management
S.1
1) Amend the Articles 2, 3, 4, 5(A), 7(A), 9(A), 9(B), 10, 11, 15, 17,
19, 21( C), 22, 25, 28, 40(B), 48, 49, 50, 53, 58, 63, 67, 80, 97,
110, 114, 124, 127, 136 and 144 and also the headnote
'Capitalization of the profits and reserves ' appearing in the
Articles of Association of the Company the Articles ; 2) a pprove to include the new Articles 6A, 131A and 142A and also the new headnote 'Bonus issues and capitalization of profits and reserves'
in the Articles; an d 3) approve to delete the Article 8 in the entirety as specified
		Management	For	For
2.	Amend the Rules 1, 2.1, 3, 4.1, 5.3, 5.4, 5.5, 5.6, 6.2, 6.3, 7, 9.1, 9.4 and 12.1 of the DBSH Performance Share Plan as specified	Management	Against	Against
3.
Authorize the Directors of the Company, for the purposes of
Sections 76C and 7 6E of the Companies Act, Chapter 50 the
Companies Act , to purchase or otherw ise acquire issued
ordinary shares in the capital of the DBSH Ordinary Shares , not exceeding in aggregate the maximum percentage as hereafter
defined , a t such price or prices as may be determined from time to time up to the maximu m price whether by way of: i) market purchase(s) on the Singapore Exchange Sec urities Trading
Limited SGX-ST transacted through the Central Limit Order Bo ok Trading System and/or any other securities exchange on which the Ordinary S hares may for the time being be listed and quoted
Other Exchange ; and/or ii) off-market purchase(s) if effected otherwise than on the SGX-ST as the case may be, Other
Exchange in accordance with any equal access scheme(s) as
may b e determined or formulated by the Directors as they
consider fit, which satisf ies the conditions prescribed by the Act and otherwise in accordance with all other laws and regulations and rules of the SGX-ST or, as the case may be, Oth er Exchange as may for the time being applicable and also to complete and do a ll such acts and things including executing such documents as may be required as they and/or he may consider expedient or
necessary to give effect to the transactions contemplated and/or authorized by this resolution; Authority exp ires the earlier of the date of the next AGM of DBSH is held and the date by w hich next
AGM of DBSH is required by the Law
		Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	360736	0	30-Mar-2006

DBS GROUP HOLDINGS LTD
Security	Y20246107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	30-Mar-2006
ISIN	SG1L01001701	Agenda	700892222 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Receive the Directors' report and audited accounts for the YE 31 DEC 2005 and the Auditors' report thereon	Management	For	For
2.	Declare a final dividend of 17 cents per ordinary share, less income tax, for the YE 31 DEC 2005	Management	For	For
3.	Approve to sanction the amount of SGD 1,076,538 as the Directors' fees for 200 5	Management	For	For
4.	Appoint Ernst & Young as the Auditors of the Company and authorize the Directo rs to fix their remuneration	Management	For	For
5.a.a	Re-elect Mr. Frank Wong as a Director, who retires under Article 95 of the Com pany's Articles of Association	Management	For	For
5.A.b	Re-elect Mr. Goh Geok Ling as a Director, who retires under Article 95 of the Company's Articles of Association	Management	For	For
5.A.c	Re-elect Mr. Kwa Chong Seng as a Director, who retires under Article 95 of the Company's Articles of Association	Management	For	For
5.A.d	Re-elect Mr. Narayana Murthyas a Director, who retires under Article 95 of the Company's Articles of Association	Management	For	For
5.b.a	Re-elect Mr. Koh Boon Hwee as a Director, who retires under Article 101 of the Company's Articles of Association	Management	For	For
5.B.B	Re-elect Mr. Andrew Buxton as a Director, who retires under Article 101 of the Company's Articles of Association	Management	For	For
6.a
Authorize the Board of Directors of the Company to offer and grant options in accordance with the provisions of the DBSH
Share Option Plan and to allot and issue from time to time such number of ordinary shares in the capital of the C ompany DBSH ordinary shares as may be required to be issued pursuant to the exercise of the options under the DBSH Share Option Plan
provided always that the aggregate number of new DBSH ordinary shares to be issued pursuant to the DBSH Share Option Plan and the DBSH Performance Share Plan shall not exceed 7. 5% of the issued share capital of the Company from time to time
		Management	Against	Against
6.b
Authorize the Board of Directors of the Company to offer and grant awards in a ccordance with the provisions of the DBSH
Performance Share Plan and to allot and issue from time to time such number of DBSH ordinary shares as may be requ ired to be issued pursuant to the vesting of awards under the DBSH
Performance Share Plan, provided always that the aggregate
number of new DBSH ordinary sh ares to be issued pursuant to the DBSH Performance Share Plan and the DBSH Sha re Option
Plan shall not exceed 7.5% of the issued share capital of the
Compan y from time to time
		Management	Against	Against
6.c
Authorize the Directors of the Company to: a) i) issue shares in the capital o f the Company shares whether by way of rights, bonus or otherwise; and/or ii ) make or grant offers, agreements or options collectively, Instruments that might or would require shares to be issued, including but not limited to the creation and issue of as well as adjustments to warrants, debentures or othe r instruments convertible into shares; at any time and upon such terms and con ditions and for such purposes and to such persons as the Directors may in thei r absolute discretion deem fit; and b)
notwithstanding the authority conferre d by this Resolution may have ceased to be in force issue shares in pursuance of any
		Management	Against	Against

Instrument made or granted by the Directors while this resolution was in force, provided that: 1) the aggregate number of shares to be issued pursua nt to this Resolution including shares to be issued in pursuance of Instrumen ts made or granted pursuant to this Resolution does not exceed 50% of the iss ued share capital of the Company, of which the aggregate number of shares to b e issued other than on a pro rata basis to shareholders of the
Company includ ing shares to be issued in pursuance of
Instruments made or granted pursuant t o this Resolution does not exceed 20% of the issued share capital of the Comp any; 2)
subject to such manner of calculation as may be prescribed by the
Sin gapore Exchange Securities Trading Limited (SGX-ST) for
the purpose of determ ining the aggregate number of shares that may be issued, the percentage of iss ued share capital shall be based on the number of issued shares in the capital of the
Company at the time this Resolution is passed, after adjusting for:
i) new shares arising from the conversion or exercise of any convertible securit ies or share options or vesting of share awards which are outstanding or subsi sting at the time this Resolution is passed; and ii) any subsequent consolidat ion or subdivision of shares; 3) in exercising the authority conferred by this Resolution, the Company shall comply with the provisions of the Listing
Manua l of the SGX-ST for the time being in force unless such compliance has been w aived by the SGX-ST and the Articles of
Association for the time being of the Company; Authority expires at the earlier of the conclusion of the next AGM of the Company or the date by which the next AGM of the Company is required by
Law

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	360736	0	30-Mar-2006

COMPANIA ANONIMA NAC. TEL. DE VENEZU
Security	204421101	Meeting Type	Annual
Ticker Symbol	VNT	Meeting Date	31-Mar-2006
ISIN		Agenda	932445491 - Management

Item	Proposal	Type	Vote	For/Against Management
01	THE APPROVAL OF THE ANNUAL REPORT AND FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005.	Management	For	For
02	THE APPROVAL OF THE PAYMENT OF AN ORDINARY DIVIDEND FOR 2006 OF BS. 700 PER SHARE REPRESENTING US$2.28 PER ADS.	Management	For	For
3A1	ELECTION OF: GUSTAVO ROOSEN (PRINCIPAL) AND VICENTE LLATAS (ALTERNATE)	Management	For	For
3A2	ELECTION OF: DANIEL C. PETRI (PRINCIPAL) AND CHRISTOPHER BENNETT (ALTERNATE)	Management	For	For
3A3	ELECTION OF: JOHN LACK (PRINCIPAL) AND CHARLES FALLINI (ALTERNATE)	Management	For	For
3A4	ELECTION OF: EDWARD MCQUAID (PRINCIPAL) AND LUIS ESTEBAN PALACIOS (ALTERNATE)	Management	For	For
3A5	ELECTION OF: RUTH DE KRIVOY (PRINCIPAL) AND IMANOL VALDES C. (ALTERNATE)	Management	For	For
3A6	ELECTION OF: RICARDO HAUSMANN (PRINCIPAL) AND GERMAN GARCIA V. (ALTERNATE)	Management	For	For
3A7	ELECTION OF: LORENZO MENDOZA (PRINCIPAL) AND NICOLAS VEGAS CH. (ALTERNATE)	Management	For	For
3B	THE CLASS "B" SHAREHOLDERS WILL ELECT ONE (1) PRINCIPAL DIRECTOR AND ITS ALTERNATE.	Management	For	For
3C	THE CLASS "C" SHAREHOLDERS (EMPLOYEES AND RETIREES), WILL NOMINATE ONE (1) PRINCIPAL DIRECTOR AND ITS ALTERNATE.	Management	For	For
04	APPROVAL OF ESPINEIRA, SHELDON Y ASOCIADOS- MEMBER FIRM OF PRICEWATERHOUSECOOPERS, AS EXTERNAL AUDITORS FOR 2006.	Management	For	For
05	APPOINTMENT OF THE NOMINATED STATUTORY AUDITORS: EUDORO BARRETO (PRINCIPAL) AND QUISQUEYA PLANAS (ALTERNATE).	Management	For	For
06	AUTHORIZATION TO ISSUE BONDS AND COMMERCIAL PAPER.	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
000000006201	61C	20180	0	22-Mar-2006	22-Mar-2006

NESTLE SA, CHAM UND VEVEY
Security	H57312466	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	06-Apr-2006
ISIN	CH0012056047	Agenda	700891472 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Approve to accept the financial statements and the Statutory reports	Management	For	For
2.	Grant discharge to the Board of Directors and the Management	Management	For	For
3.	Approve the allocation of incme and dividends of CHF 9 per share	Management	For	For
4.	Approve to reduce the capital and amend Article 5 of the Articles of Associati on	Management	For	For
5.1	Re-elect Mr. Jean-Pierre Meyers as a Director	Management	For	For
5.2	Re-elect Mr. Andre Kudelski as a Director	Management	For	For
5.3	Elect Mr. Naina Kidwai as a Director	Management	For	For
5.4	Elect Mr. Jean-Rene Fourtou as a Director	Management	For	For
5.5	Elect Mr. Steven Hoch as a Director	Management	For	For
6.	Approve the mandate by shareholders to the Board of Directors to revise the Ar ticles of Association	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	35900	0	30-Jun-2006

TELECOM ITALIA SPA, MILANO
Security	T92778108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	12-Apr-2006
ISIN	IT0003497168	Agenda	700892854 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Approve the balance sheet report as of 31 DEC 2005; resolutions related theret o	Management	For	For
2.1	Approve the Internal Auditors' number	Management	For	For
2.2	Appoint the actual and alternative Internal Auditors	Management	For	For
2.3	Appoint the Internal Auditors' Chairman	Management	For	For
2.4	Approve the Internal Auditors' salary	Management	For	For
3.	Approve the termination of 2 Directors	Management	For	For
4.	Grant authority to purchase and the sale of own shares	Management	For	For
5.	Approve to change the External Auditors' appointment for the last FY in the pe riod 2004-2006	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	1165538	0	03-Jul-2006

SCHERING AG, BERLIN
Security	D67334108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-Apr-2006
ISIN	DE0007172009	Agenda	700894694 - Management

Item	Proposal	Type	Vote	For/Against Management
1.
Receive the adopted financial statements, the approved
consolidated financial statements and the combined management report of Schering AG and the Schering AG Group for FY 2005, including the report by the Supervisory Board
		Non-Voting		N/A
2.
Approve the unappropriated profit of Schering AG for FY 2005 amounts to EUR 23 2,800,000; the Supervisory Board and the
Executive Board propose the following resolution: the
unappropriated profit in the amount of EUR 232,800,000 shall be used to distribute a dividend of EUR 1.20 per dividend-bearing share; the a mount of unappropriated profit attributable to own shares shall be carried for ward to new account
		Management	For	For
3.	Approve the activities of the Members of the Executive Board for FY 2005	Management	For	For
4.	Approve the activities of the Members of the Supervisory Board for FY 2005	Management	For	For
5.	Elect Prof. Dr. Dieter Hinzen as a Member of the Supervisory Board	Management	For	For
6.
Elect BDO Deutsche Warentreuhand Aktiengesellschaft
Wirtschaftsprufungsgesells chaft, Hamburg as the Auditors of the financial statements of Schering AG and of the consolidated
financial statements for FY 2006
		Management	For	For
7.
Amend Articles of Association in connection with the Law on
Company Integrity and the Modernisation of the Right to set aside resolutions UMAG as follows: Section 16(2)3 and 16(2)4,
regarding the Chairman of the shareholders meeting being
authorized to limit the time for questions and answers at
shareholders meetings
		Management	For	For
8.
Authorize the Company to acquire own shares of up to EUR
15,000,000 at a price neither more than 10% above nor more than
20% below the market price of the s hares if they are acquired through the stock exchange nor differing more than 20% from the market price if they are acquired by way of a repurchase offer on or before 30 SEP 2007 and authorize the Board of Managing
Directors to retire the shares to use the shares for acquisition purposes or for satisfying exist ing convertible or option rights and to offer the shares to employees of the C ompany and its affiliates
		Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	35147	0	30-Jun-2006

MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT AKTIENG
Security	D55535104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-Apr-2006
ISIN	DE0008430026	Agenda	700894822 - Management

Item	Proposal	Type	Vote	For/Against Management
1.
Submission of the adopted Company financial statements and
management report f or the business year 2005, the approved
consolidated financial statements and management report for the
Group for the business year 2005, and the report of the
Supervisory Board
		Non-Voting		N/A
2.	Resolution on the appropriation of the net retained profits from the business year 2005	Management	For	For
3.	Resolution to approve the actions of the members of the Board of Management in respect of the business year 2005	Management	For	For
4.	Resolution to approve the actions of the members of the Supervisory Board in r espect of the business year 2005	Management	For	For
5.	Authorisation to buy back and use own shares	Management	For	For
6.
Resolution to cancel the existing authorisation for increasing the share capit al under "Authorised Capital Increase 2001", to
replace this with a new author isation "Authorised Capital Increase
2006" for the issue of employee shares, a nd to make the relevant amendments to the Articles of Association
		Management	For	For
7.	Further amendments to the Articles of Association	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	22800	0	29-Jun-2006

BANCA INTESA SPA, MILANO
Security	T17074104	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	19-Apr-2006
ISIN	IT0000072618	Agenda	700900980 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Approve to fix the number of Directors on the Board; elect the Directors and a pprove to determine their remuneration	Management	Against	Against
2.	Approve the balance sheet as of 31 DEC 05, Board of Directors management repor t and Internal Auditors report; resolutions related thereto	Management	For	For
3.	Approve to purchase and allocate own shares in favor of employees as per the A rticle 2357, 2357-Ter of the Italian Civil Code and the Article 132 of Legisla tive Decree 58/98	Management	For	For
4.	Appoint the External Auditors for the year 2006 through 2011 as per the Articl e 159 of the Legislative Decree 58/98 amended by the Article 18 of Law N.262 o f 28 DEC 1998	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	44080	585700	30-Jun-2006

OVERSEA-CHINESE BKG CORP LTD
Security	Y64248209	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	20-Apr-2006
ISIN	SG1S04926220	Agenda	700910640 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Receive and approve the audited accounts for the YE 31 DEC 2005 and the report s of the Directors and Auditors thereon	Management	For	For
2.a.1	Re-appoint Mr. Lee Seng Wee as a Director, who retires under Section 153(6) of the Companies Act, Chapter 50, until the next AGM	Management	For	For
2.a.2	Re-appoint Mr. Michael Wong Pakshong as a Director, who retires under Section 153(6) of the Companies Act, Chapter 50, until the next AGM	Management	For	For
2.b.1	Elect Dr. Cheong Choong Kong as a Director, who retires by rotation	Management	For	For
2.b.2	Elect Dr. Lee Tih Shih as a Director, who retires by rotation	Management	For	For
2.b.3	Elect Mr. Tan Sri Dato Nasruddin Bin Bahari as a Director, who retires by rota tion	Management	For	For
2.b.4	Elect Mr. Patrick Yeoh Khwai Hoh as a Director, who retires by rotation	Management	For	For
2.c.1	Elect Mr. Chin Yoke Choong as a Director, who retires under Article 111 of the Bank's Articles of Association	Management	For	For
2.c.2	Elect Mr. Pramukti Surjaudaja as a Director, who retires under Article 111 of the Bank's Articles of Association	Management	For	For
3.	Approve a final dividend of 12 cents per ordinary stock unit, less Singapore i ncome tax, in respect of the year ended 31 DEC 2005	Management	For	For
4.	Approve the Directors' Fees of SGD 909,000 for 2005	Management	For	For
5.	Appoint the Auditors and approve to fix their remuneration	Management	For	For
6.a
Authorize the Directors of the Bank to issue ordinary shares in the capital of the Bank ordinary shares whether by way of rights, bonus or otherwise, and/ or (ii) make or grant offers, agreements or options collectively, 'Instrument s' that might or would require ordinary shares to be issued, including but no t limited to the creation and issue of as well as adjustments to warrants, d
ebentures or other instruments convertible into ordinary shares, at any time a nd upon such terms and conditions and for such
purposes and to such persons as the Directors may in their
absolute discretion deem fit; and (II) notwithsta nding the
authority conferred by this Resolution may have ceased to be in forc e issue ordinary shares in pursuance of any Instrument made or granted by the Directors while this Resolution was in force, provided that: (1) the aggregat e number of ordinary shares to be issued pursuant to this Resolution includin g ordinary shares to be issued in pursuance of Instruments made or granted pur suant to this Resolution does not exceed 50% of the issued ordinary shares in the capital of the Bank, of which the aggregate number of ordinary shares to be issued other than on a pro rata basis to stockholders of the Bank includin g ordinary shares to be issued in pursuance of Instruments made or granted pur suant to this
Resolution does not exceed 20% of the issued ordinary shares in the capital of the Bank subject to such manner of calculation and adjustment s as may be prescribed by the Singapore Exchange
Securities Trading Limited ' SGX-ST' for the purpose of
determining the aggregate number of ordinary shar es that may be issued under point (1), the percentage of issued ordinary share s shall be based on the number of issued ordinary shares in the
		Management	Against	Against

capital of the Bank at the time this Resolution is passed, after adjusting for: (i) new ordi nary shares arising from the conversion or exercise of any convertible securit ies or share options or vesting of share awards which are outstanding or subsi sting at the time this Resolution is passed; and (ii) any subsequent
consolida tion or subdivision of ordinary shares; (3) in exercising the authority confer red by this Resolution, the Bank shall comply with the provisions of the Listi ng Manual of the SGX-ST for the time being in force unless such compliance ha s been waived by the SGX-ST and the Articles of Association for the time bein g of the Bank; Authority expires the earlier of the conclusion of the next AG M of the Bank or the date by which the next AGM of the
Bank is required by law to be held

6.b
Authorize the Directors of the Bank, pursuant to Section 161 of the
Companies Act, Chapter 50, to allot and issue from time to time such number of ordinary shares in the capital of the Bank as may be required to be issued pursuant to the exercise of the options under the OCBC Executives' Share Option Scheme 199 4,
approved by Ordinary Resolution No. 1 passed at the EGM of the
Bank on 11 J UN 1994 the "1994 Scheme" , provided always that the aggregate number of ordi nary shares to be issued pursuant to the 1994 Scheme shall not exceed 5% of th e total number of
issued ordinary shares in the capital of the Bank from time to time and that the aggregate number of ordinary shares to be issued to any E xecutive under the 1994 Scheme shall not, subject to such adjustments as may b e made in accordance with the 1994
Scheme, exceed 25% of the aggregate number of ordinary shares which may be issued by the Bank including any ordinary sha res which may be issued pursuant to adjustments, if any, made under the 1994 S cheme pursuant to the exercise of options under the
1994 Scheme
		Management	For	For
6.c
Authorize the Directors of the Bank, pursuant to Section 161 of the
Companies Act, Chapter 50, to offer and grant options in
accordance with the provisions of the OCBC Share Option
Scheme 2001, approved by Ordinary Resolution passed a t the
EGM of the Bank on 17 MAY 2001 the '2001 Scheme' , and to
allot and iss ue from time to time such number of ordinary shares in the capital of the Bank as may be required to be issued
pursuant to the exercise of the options under the 2001 Scheme, provided always that the aggregate number of ordinary shares to be issued pursuant to the 2001 Scheme shall not exceed 10% of the total nu mber of issued ordinary shares in the capital of the
Bank from time to time
		Management	Against	Against
6.d
Authorize the Directors of the Bank, pursuant to Section 161 of the
Companies Act, Chapter 50, to grant in accordance with the
provisions of the OCBC Employ ee Share Purchase Plan,
approved by Ordinary Resolution passed at the EGM of t he Bank on 30 APR 2004 the 'Plan' , and to allot and issue from time to time such number of ordinary shares in the capital of the Bank as may be required t o be issued pursuant to the exercise of, rights to subscribe for ordinary shar es under the Plan, provided that the aggregate number of ordinary shares to be issued pursuant to the
Plan, when aggregated with the aggregate number of ord inary shares to be issued pursuant to the 1994 Scheme and 2001
Scheme, shall n ot exceed 15% of the total number of issued
ordinary shares in the capital of the Bank from time to time
		Management	Against	Against
6.e	Approve that, contingent upon any of the ordinary shares in the Bank being iss ued and being credited as fully paid, the same shall be converted into a corre sponding number of stock units	Management	For	For
6.f
Authorize the Directors of the Bank to: (i) issue preference shares referred t o in Articles 7A, 7B, 7C, 7D, 7E, 7F, 7G, 7I and 7J of the
Articles of Associa tion of the Bank, other preference shares or non-voting shares in the capital of the Bank whether by way of rights, bonus or otherwise; and/or (ii) make or grant offers, agreements or options that might or would require preference sha res or non-voting shares to be issued, not being ordinary shares to which the authority referred to in Resolution 6(a) above relates, at any time and upon s uch terms and conditions and for such
purposes and to such persons as the Dire ctors may in their
absolute discretion deem fit, and (notwithstanding the auth ority conferred by this Resolution may have ceased to be in force)
issue prefe rence shares or non-voting shares in pursuance of any offers, agreements or op tions made or granted by the Directors while this Resolution was in force; Au thority expires the earlier of the conclusion of the next AGM of the Bank or t he date by which the next AGM of the Bank is required by law to be held
		Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	597600	0	29-Jun-2006

OVERSEA-CHINESE BKG CORP LTD
Security	Y64248209	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	20-Apr-2006
ISIN	SG1S04926220	Agenda	700910664 - Management

Item	Proposal	Type	Vote	For/Against Management
1.
Authorize the Directors of the Bank, for the purposes of Sections
76C and 76E of the Companies Act, Chapter 50 Act and in
accordance with all other laws a nd regulations and rules of SGX-
ST, to purchase or otherwise acquire ordinary stock units in the capital of the Bank Stock Units into which issued and ful ly paid-
up ordinary shares in the capital of the Bank Ordinary Shares , not e xceeding in aggregate 10 % of the issued ordinary stock units, by way of marke t purchases on the Singapore Exchange
Securities Trading Limited SGX-ST and/ or any other stock
exchange on which the Stock Units may for the time being be
listed and quoted Other Exchange ; and or off-market purchase s if effecte d otherwise than on the SGX-ST or, as the case may be,
Other Exchange in acco rdance with any equal access scheme(s)
which satisfies the conditions prescrib ed by the Act, at a price of up to 105% of the average closing price of the St ock Units over the last 5 market days in the case of an on-market share purcha se and a price up to 110% of such average closing price in case of off-market purchase pursuant to an equal access scheme; and
authorize the Directors of th e Company and/or any of them to complete and do all such acts and things incl uding executing such documents as may be required as they and/or he may consi der expedient or necesssary to give effect to the transactions contemplated an d/or authorized by this resolution; Authority expires the earlier of the next AGM of the Bank or the date of the next AGM of the Company as required by the law
		Management	For	For
S.2
Approve and adopt the regulations contained in the New Articles of Association New Articles as specified, as the Articles of
Association of the Bank in su bstitution for and to the exclusion of the existing Articles
		Management	Against	Against
3.
Authorize the Board of Directors, pursuant to Article 140 of the
New Articles, to allot and issue an aggregate of 48,000 Ordinary
Shares Remuneration Share s as bonus shares for which no
consideration is payable, to The Central Depos itory Pte Limited for the account of: i) Mr. Michael Wong Pakshong or for t he account of such depository agent as he may direct in respect of
4,800 Remu neration Shares; ii) Mr. Giam Chin Toon or for the account of such depository agent as he may direct in respect of
4,800 Remuneration Shares; iii) Mr. Lee Seng Wee or for the
account of such depository agent as he may direct in re spect of
4,800 Remuneration Shares; iv) Dr. Lee Tih Shih or for the
account o f such depository agent as he may direct in respect of
4,800 remuneration sha res; v) Mr. Tan Sri Dato Nasruddin Bin
Bahari or for the account of such depo sitory agent as he may direct in respect of 4,800 Remuneration Shares; vi) Pr ofessor.
Neo Boon Siong or for the account of such depository agent as he may direct in respect of 4,800 Remuneration Shares; vii) Dr.
Tsao Yuan or for t he account of such depository agent as he may direct in respect of 4,800 Remu neration Shares; viii) Col
Ret David Wong Cheong Fook or for the account of such
depository agent as he may direct in respect of 4,800
remuneration shar es; ix) Mr. Wong Nang Jang or for the account of such depository agent as he may direct in respect of 4,800
Remuneration Shares; x) Mr. Patrick Yeoh Khwai or for the
account of such depository agent as he may direct in respect of
		Management	For	For

4,800 Remuneration Shares, as payment in part of their
respective Non-Executiv e Directors' remuneration for the FYE 31
DEC 2005, the remuneration shares to rank in all respects pari passu with the existing ordinary shares; contingent upon the remuneration shares being issued, the same can be converted
into a co rresponding number of stock units; and authorize the
Director of the Bank or t he Secretary to do all thing necessary or desirable to give effect to the abov e

4.
Authorize the Directors of the Bank to reconvert the total number of Stock Uni ts in issue into issued and fully paid-up ordinary shares on the basis of 1 or dinary share for 1 stock unit and that, on the Books Closure Date, any resolut ion providing for the conversion of ordinary shares into stock units be cancel led; and
to do all such things and to execute all such documents as they or he may consider necessary or appropriate to give effect to this resolution as th ey or he may deem fit
		Management	For	For
5.
Authorize the Directors of the Bank, subject to and contingent upon the passin g of the Resolution S.2 above, to allot and issue preference shares referred t o in Articles 7H, 7J, 7K, 7L and 7M of the New Articles; and/or ii) to make or grant offers, agreements or options that might or would require preference sh ares referred to this resolution to be issued at any time and upon such terms and conditions and for such purposes and to such persons as the
Directors may in their absolute discretion deem fit and
notwithstanding conferred by this r esolution may have ceased to be in force in force and to do all such things a nd execute all such documents as they or he may consider necessary or appropri ate to give effect to this resolutions as they or he may deem fit
		Management	Against	Against

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	597600	0	29-Jun-2006

HEINEKEN N V
Security	N39427211	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	20-Apr-2006
ISIN	NL0000009165	Agenda	700910727 - Management

Item	Proposal	Type	Vote	For/Against Management
	Opening	Non-Voting
1.A	Adopt the balance sheet as at 31 DEC 2005, the income statement for the year 2 005 and the notes thereon	Management	For	For
1.B	Receive the explanation on the Reserve and Dividend Policy	Management	Abstain	Against
1.C	Approve the approriation of the balance of the income statement in accordance with the Article 12, Paragraph 7 of the Company's Article of Association	Management	For	For
1.D	Grant discharge to the Members of the Executive Board	Management	For	For
1.E	Grant discharge to the Members of the Supervisory Board	Management	For	For
2.	Authorize the Executive Board to repurchase own shares	Management	For	For
3.	Authorize the Executive Board to issue rights to shares and to restrict or e xclude the shareholders pre-emption rights	Management	For	For
4.A	Re-appoint Mr. C.J.A. Van Lede as a Member of the Supervisory Board	Management	For	For
4.B	Re-appoint Mr. J.M. De Jong as a Member of the Supervisory Board	Management	For	For
4.C	Appoint Mrs. A.M. Fentener Van Vlissingen as a Member of the Supervisory Board	Management	For	For
4.D	Appoint Lord MacLaurin of Knebworth as a Member of the Supervisory Board	Management	For	For
	Closing	Non-Voting

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	95500	0	03-Jul-2006

PORTUGAL TELECOM SGPS SA, LISBOA
Security	X6769Q104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	21-Apr-2006
ISIN	PTPTC0AM0009	Agenda	700898628 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Elect the general meeting Vice Co-Chairman in light of resignation	Management	For	For
2.	Approve the financial statements and statutory reports for the FYE 31 DEC 2005	Management	For	For
3.	Approve the consolidated financial statements and statutory reports for the FY E 31 DEC 2005	Management	For	For
4.	Approve the profit's appropriation	Management	For	For
5.	Ratify the appointment of 1 Board Member for the completion of the 2003-2005 t erm	Management	For	For
6.	Grant discharge to the Management and the Supervisory Board	Management	For	For
7.	Authorize the share repurchase program and reissuance of repurchased shares	Management	For	For
8.	Approve the capital reduction up to EUR 33.865 million in capital through the cancellation of 33.865 million shares and amend Article 4	Management	For	For
9.	Amend the Article 13, NR 5 of the Company by Laws	Management	For	For
10.
Approve the increase in capital by EUR 338.656 million through the incorporati on of EUR 91.7 million of issuance premiums, legal reserve of EUR 121.5 millio n, and special reserve of EUR 125.4 million increase the nominal value to EUR 1.30 and Amend By law
		Management	For	For
11.	Approve reduction in capital to EUR 395 million through the reduction in nomin al value of EUR 0.35 and amend the bylaws accordingly	Management	For	For
12.	Approve the terms and conditions of a possible convertible debenture issuance	Management	For	For
13.	Approve to eliminate preemptive rights pursuant to the possible convertible de benture issuance	Management	For	For
14.	Grant Authority for the issuance of bonds and other securities	Management	For	For
15.	Approve bond repurchase and reissuance	Management	For	For
16.	Elect the Corporate Bodies for the 2006-2008 term	Management	Against	Against

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	507708	0	14-Jul-2006

FRANCE TELECOM SA, PARIS
Security	F4113C103	Meeting Type	MIX
Ticker Symbol		Meeting Date	21-Apr-2006
ISIN	FR0000133308	Agenda	700906728 - Management

Item	Proposal	Type	Vote	For/Against Management
O.1
Receive the statutory financial statements for the FYE 31 DEC
2005, which incl ude the balance sheet, the income statement and the notes, as well as the tran sactions reflected in the statutory financial statements and summarized in the reports; to determine the profit for this FY at EUR 5,511,142,538.48; grant f inal discharge to the Members of the Board of Directors for the
performance of their term of office for the said FY
		Management	For	For
O.2
Receive the report of the Board of Directors as well as the report of the Stat utory Auditors on the consolidated financial statements and approve the consol idated financial statements for the FYE 31
DEC 2005, which include the consoli dated balance sheet and the income statement as well as the notes and the tran sactions
reflected in the consolidated financial statements and summarized in the reports
		Management	For	For
O.3
Receive the report of the Board of Directors and the report of the
Statutory A uditors on the statutory financial statements and approve to decide, with resp ect to the FY earnings of EUR
5,511,142,538.48, to allocate EUR 273,959,612.82 to the legal reserve, which will raise the amount of this reserve to EUR 1,04
1,223,918.80; acknowledges that the distributable income for the
FY, after all ocation to the legal reserve and considering carry forward retained earnings a ccount of EUR 4,624,606,242.44
amounts comes to EUR 9,861,789,168.10; and to d istribute a
dividend of EUR 1.00 per share to the shareholders and to
allocate the balance of the distributable income to the retained earnings account; the dividend will be paid on 10 MAY 2006;
authorize the Board of Directors to det ermine, in consideration of the number of shares held by the Company on the da y the
dividend is paid, the total amount of the dividend, on the
understanding that the shares held by the Company on the date the dividend is paid will not give entitlement to a dividend, and consequently the amount of the balance of the distributable
income that will be allocated to the retained earnings acco unt; the amount of income thus distributed will entitle natural persons fiscal ly domiciled in France to the 40% allowance pursuant to 3-2 in
Article 158 of the General Tax Code Code General des Impots
		Management	For	For
O.4	Acknowledge the special report of the Statutory Auditors concerning the agreem ents referred to in Article L. 225-38 of the French Commercial Code, and appro ve the agreements set forth therein	Management	For	For
O.5
Receive the report of the Board of Directors and approve to
terminate with imm ediate effect, for the unused portion, the authorization granted by Resolution 19 in the combined general meeting of 22 APR 2005, to purchase the Company's shares;
authorize the Company to buy its own shares up to a maximum of
10% cen t of the share capital existing on the day of this general meeting, under the following conditions: the maximum purchase price shall not exceed EUR 40.00 pe r share; Consequently, the maximum amount of funds allocated to the Share Repu rchase
Program amounts to EUR 10,412,239,160.00; Authority expires
at the end of 18 months ; the acquisitions carried out by the
Company pursuant to this a uthorization can in no event cause it to hold, directly or indirectly, more th an 10% of the shares comprising the share capital; the number of actions acqui red by the Company with a view to their retention or their subsequent delivery in payment or exchange as part of a merger, divestment or capital contributio n cannot exceed 5% of its capital; authorize the Board of Directors to take al l necessary measures and
accomplish all necessary formalities
		Management	For	For
E.6
Amend the Article 15 of the Company's By-laws - Board decisions, in order to b ring it into conformity with the new provisions of
Article L. 225-37 of the Fr ench Commercial Code, as amended by
Law number 2005-842 of 26 JUL 2005
		Management	For	For
E.7
Amend the Article 21 of the Company's By-laws - shareholders'
meetings, in ord er to bring it into conformity with the new provisions of Articles L. 225-96 a nd L. 225-98 of the French
Commercial Code, as amended by Law number 2005-842 of 26
JUL 2005
		Management	For	For
E.8
Approve to terminate with immediate effect, for the unused
portion, the delega tion granted by Resolution 31 of the combined general meeting on 22 APR 2005; authorize the Board of
Directors to issue the Company's ordinary shares which may be subscribed either in cash or by offsetting of debts; Authority expires at the end of 18 months ; approve to waive the preferential subscription righ t of shareholders to these ordinary shares and to reserve the right to subscri be them to holders of stock options or shares of Orange S.A. that are benefici aries of a liquidity agreement; the maximum nominal amount of the capital incr ease resulting from all issuances effected pursuant to this delegation is set at EUR 200,000,000.00; this amount will be charged against the maximum set by Resolution 33 of the combined shareholders'
meeting on 22 APR 2005; authorize the Board of Directors to take all necessary measures and accomplish all neces sary formalities
		Management	For	For
E.9
Approve to terminate with immediate effect, for the unused
portion, the delega tion granted by Resolution 32 of the combined general meeting on 22 APR 2005; authorize the Board of
Directors, proceeding with the issuance and free alloca tion of option-based liquidity instruments ILO comprised of bonds
exercisabl e for cash; Authority expires at the end of 18 months ;
and/or for existing ordinary shares and/or to be issued by the
Company and for which the Company's shares shall be fully paid-
up, if applicable, by offsetting of debts; to waiv e the preferential subscription rights of the shareholders for the benefit of holders of
		Management	Against	Against

stock options of Orange S.A. that are beneficiaries of a liquidity agreement; the maximum nominal amount of the capital increase resulting from a ll the issues that can be carried out pursuant to this delegation is set at EU R 10,000,000.00; this amount will be charged against the maximum set by Resolu tion 33 of the
combined shareholders' meeting on 22 APR 2005; to take all nece ssary measures and accomplish all necessary formalities

E.10
Approve to terminate with immediate effect, for the unused
portion, the delega tion granted by Resolution 36 of the combined general meeting on 22 APR 2005; authorize the Board of
Directors to increase the share capital, at its discret ion, on one or more occasions, through the issuance of ordinary shares or secu rities giving access to the Company's ordinary shares existing or to be issued , reserved for employees and former employees who are Members of the France Te lecom Group Corporate Savings
Plan, including through the free allocation of o rdinary shares or securities giving access to the Company's ordinary shares ex isting or to be issued, specifically by the incorporation of reserves, profits or premiums up to the legal and regulatory limits; the maximum nominal amount of the capital increase of France
Telecom resulting from all issuances effect ed out pursuant to this delegation is set at EUR 1,000,000,000.00; Authority expires at the end of 26 months ; to take all necessary measures and
accomplis h all necessary formalities
		Management	Against	Against
E.11
Approve to terminate with immediate effect, for the unused
portion, the delega tion granted by Resolution 37 of the combined shareholders' meeting on 22 APR 2005; authorize the Board of
Directors to cancel, on one or more occasions, up to a maximum of 10% of the Company's share capital by periods of 24 months, a ll or part of the France Telecom ordinary shares acquired as part of the share purchase programs authorized in the Resolution O.5, or as part of share purch ase programs authorized subsequent to the date of this Shareholders' Meeting; to take all necessary measures and accomplish all necessary formalities; Auth ority expires at the end of 18 months
		Management	For	For
E.12
Authorize the Board of Directors, pursuant to Article L. 225-197-1 et seq. of the French Commercial Code, to proceed to the
allocation, free of charge, of o rdinary shares, reserved for employees and the Board Members as defined by Ar ticle L.225-
197-1 II part 1 , or certain of them, of the Company or of related companies or groups as defined by Article L. 225-197-2 of the
French Commerci al Code; Authority expires at the end of 38
months ; the total number of ordi nary shares granted free of charge pursuant to this resolution shall not repre sent more than
1% of the capital of the Company; to take all necessary measure s and accomplish all necessary formalities
		Management	Against	Against
E.13	Grant all powers to the bearer of an original, a copy or extract of the minute s of this meeting to carry out all filings, publications and other formalities prescribed by law	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	45100	265000	30-Jun-2006

CARREFOUR SA, PARIS
Security	F13923119	Meeting Type	MIX
Ticker Symbol		Meeting Date	25-Apr-2006
ISIN	FR0000120172	Agenda	700902580 - Management

Item	Proposal	Type	Vote	For/Against Management
O.1	Receive the Executive Board's, the Statutory Auditor's and the Merger Auditor' s reports	Management	For	For
O.2	Approve the financial statements and the consolidated accounts for the 2005 FY	Management	For	For
O.3	Approve to allocate the results and set of the dividend	Management	For	For
O.4	Authorize the Executive Board to trade the Company's shares in accordance with the Article L.225-209 of the Commercial Law	Management	For	For
E.5	Authorize the Executive Board to reduce the share capital by the way of cancel lation of shares	Management	For	For
E.6	Authorize the Executive Board with the view to increase the share capital by i ssuing shares reserved to the employees under in accordance with the L.225-129 of the Commercial Law	Management	For	For
E.7	Amend the text of the Articles 15, 21, 30 and 31 of the Articles of Associatio n in order to adapt the recent legal and Statutory provisions	Management	For	For
E.8	Approve the transfer of the registered head office; forecasted dividend : EUR 1.00; ex date : as from 05 MAY 2006	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	98300	0	30-Jun-2006

AKZO NOBEL NV (FORMERLY AKZO NV ARNHEM)
Security	N01803100	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Apr-2006
ISIN	NL0000009132	Agenda	700909205 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Opening	Non-Voting
2.	Receive the report of the Management Board for the FY 2005	Non-Voting
3.A	Adopt the 2005 financial statements of Akzo Nobel N.V.	Management	For	For
3.B	Adopt the dividend proposal	Management	For	For
4.A	Grant discharge from liability of the Members of the Management Board for the performance of their duties in 2005	Management	For	For
4.B	Grant discharge from liability of the Members of the Supervisory Board for the performance of their duties in 2005	Management	For	For
5.a	Appoint Mr. L.R. Hughes as a Member of the Supervisory Board for a 4 year term	Management	For	For
5.B	Appoint Mr. A. Burgmans as a Member of the Supervisory Board for a 4 year term	Management	For	For
5.C	Re-appoint Mr. K. Vuursteen as a Member of the Supervisory Board for a 4 year term	Management	For	For
5.D	Re-appoint Mr. A. Merieux as a Member of the Supervisory Board for a 3 year te rm	Management	For	For
6.	Approve the remuneration of the Supervisory Board	Management	For	For
7.	Amend the remuneration policy for the Management Board	Management	For	For
8.	Approve to determine of maximum number of shares available for long-term Incen tive Plans	Management	For	For
9.A	Authorize the Management Board to issue shares	Management	Against	Against
9.B	Authorize the Management Board to restrict or exclude the preemptive rights of shareholders	Management	For	For
10.	Authorize the Management Board to acquire shares in the Company on behalf of t he Company	Management	For	For
11.	Other business	Non-Voting

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	158900	0	30-Jun-2006

AEGON NV
Security	N0089J123	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Apr-2006
ISIN	NL0000301760	Agenda	700909534 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Opening	Non-Voting
2.	Annual Report 2005 and Annual Accounts 2005: Proposal to adopt the Annual Acco unts 2005	Management	For	For
3.	Proposal to approve the final dividend 2005	Management	For	For
4.	Proposal to release the members of the Executive Board from liability for thei r duties	Management	For	For
5.	Proposal to release the members of the Supervisory Board from liability for th eir duties	Management	For	For
6.	Proposal to appoint the independent auditor	Management	For	For
7.	Proposal to amend the Articles of Incorporation	Management	For	For
8.	Proposal to extend the term of the Remuneration Policy for the Executive Board	Management	For	For
9.	Proposal to reappoint Mr. J.G. van der Werf to the Executive Board	Management	For	For
10.	Proposal to appoint Mr. C.M. Sobel to the Executive Board	Management	For	For
11.	Proposal to reappoint Mr. K.J. Storm to the Supervisory Board	Management	For	For
12.	Proposal to grant authorization to issue common shares	Management	For	For
13.	Proposal to grant authorization to restrict or exclude pre-emptive rights upon issuing common shares	Management	For	For
14.	Proposal to grant authorization to issue common shares under incentive plans	Management	For	For
15.	Proposal to grant authorization to acquire shares in the Company	Management	For	For
16.	Any other business	Non-Voting
17.	Closure of the meeting	Non-Voting

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	295214	0	27-Jun-2006

SWISSCOM AG, ITTIGEN
Security	H8398N104	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	25-Apr-2006
ISIN	CH0008742519	Agenda	700910638 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Approve the annual report, annual financial statement and consolidated financi al statement for the FY 2005, and the reports of the Statutory and Group Audit ors	Management	For	For
2.	Approve the appropriation of retained earnings and declare the dividends	Management	For	For
3.	Approve the reduction of share capital of CHF 4.8 via cancellation of repurcha sed shares	Management	For	For
4.	Grant discharge the Members of the Board of Directors and the Executive Board	Management	For	For
5.1	Elect Dr. Anton Scherrer as a Chairman	Management	For	For
5.2.1	Elect Ms. Catherine Muehlemann as a Board of Director	Management	For	For
5.2.2	Elect Mr. Hugo Gerber as a Board of Director	Management	For	For
6.	Elect KPMG Klynveld Peat Marwick Goerdeler SA as Auditors	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	9623	0	29-Jun-2006

STMICROELECTRONICS N V
Security	N83574108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	27-Apr-2006
ISIN	NL0000226223	Agenda	700933915 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Call to order and opening	Non-Voting
2.	Receive the report of the Managing Board on the 2005 FY	Non-Voting
3.	Receive the report of the Supervisory Board on the 2005 FY	Non-Voting
4.A	Approve and adopt the annual accounts for the 2005 FY in accordance with IFRS	Management	For	For
4.B	Declare a dividend of USD 0.12 per common share in accordance with the dividen d policy	Management	For	For
4.C	Grant discharge to the sole Member of the Managing Board	Management	For	For
4.D	Grant discharge to the Members of the Supervisory Board	Management	For	For
5.A	Appoint Mr. Didier Lamouche as a Member of the Supervisory Board for a term of 3 year	Management	Against	Against
5.B	Appoint Mr. Doug Dunn as a Member of the Supervisory Board for a term of 3 yea r	Management	For	For
5.C	Appoint Mr. Robert White as a Member of the Supervisory Board for a term of 1 year	Management	For	For
6.	Approve the compensation of the Members of the Supervisory Board	Management	For	For
7.	Approve the grant of stock-based portion of the compensation of the President or Chief Executive Officer and authorize the Supervisory Board to grant up to a maximum of 100,000 common shares	Management	Against	Against
8.	Approve the main terms for the grant of Stock-Based Compensation for selected employees and delegation to the Supervisory Board of the authority to all othe r terms of such grant	Management	Against	Against
9.
Authorize the Supervisory Board to issue new shares, to grant rights to subscr ibe for new shares and to limit and/or exclude existing shareholders' pre-empt ive rights; Authority expires at the end of 5 years
		Management	Against	Against
10.	Questions	Non-Voting
11.	Close	Non-Voting

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	411200	0	26-Jun-2006

VOLKSWAGEN AG, WOLFSBURG
Security	D94523145	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	03-May-2006
ISIN	DE0007664005	Agenda	700893402 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Presentation of the financial statements and the annual report for the FY 2005 with the report of the Supervisory Board, the Group financial statements and Group annual report	Non-Voting
2.
Approve the appropriation of the distributable profit of EUR
460,589,101.06 as follows: payment of a dividend of EUR 1.15 per ordinary shares; payment of a dividend of EUR 1.21 per preferred share; the reminder shall be carried forwar d ex-dividend and payable date: 4 MAY 2006
		Management	For	For
3.	Ratify the acts of the Board of Managing Directors, the ratification of the ac ts of Dr. Peter Hartz shall be postponed	Management	For	For
4.
Ratify the acts of the Supervisory Board, the ratification of the acts of Dr. Klaus Volkert, Mr. Xaver Meier and Mr. Guenter Lenz shall be postponed, the ac ts of the remaining Members of the
Supervisory Board shall be rarified
		Management	For	For
5.1	Elect Dr. jur. Hans Michael Gaul to the Supervisory Board	Management	For	For
5.2	Elect Dr.-Ing. Dr. E.h. Juergen Grossmann to the Supervisory Board	Management	For	For
5.3	Elect Mr Holger P. Haerter to the Supervisory Board	Management	Against	Against
5.4	Elect Prof. Dr. jur. Dr.-Ing. E.h. Heinrich v. Pierer to the Supervisory Board	Management	For	For
5.5	Elect Dr.-Ing. Wendelin Wiedeking to the Supervisory Board	Management	For	For
6.
Authorize the Board of Managing Directors with the consent of the
Supervisory Board, to increase the share capital by up to EUR
130,000,000 through the issu e of new bearer no-par shares
against payment in cash on or before 2 MAY 2011; shareholders subscription rights shall be excluded for a capital increase ag ainst payment in kind, for residual amounts, for the granting of such rights to other bondholders; amend the Articles of
Association
		Management	For	For
7.
Authorize the Board of Managing Directors with the consent of the
Supervisory Board, to acquire up to 38,544,872 preferred and/or ordinary shares of the Com pany, at a price of the differing neither more than 5% from the market price o f the shares if they are acquired through the stock exchange, not more than 20%; if they are acquired by way of repurchase offer, between 22 OCT 2006 and 3 NOV 2007 and to offer the shares to the shareholders or to the executives and employees of the Company and its affiliates, to float the shares on foreign st ock exchanges, to use the shares in connection with mergers and acquisitions i f the shares are sold at a price not materially below their market price, to u se the shares for the granting of such rights to bondholders and to retire the shares
		Management	For	For
8.	Appoint PricewaterhouseCoopers AG, Hanover as the Auditors for the FY 2006	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	12528	96333	26-Jun-2006

DEUTSCHE TELEKOM AG, BONN
Security	D2035M136	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	03-May-2006
ISIN	DE0005557508	Agenda	700905257 - Management

Item	Proposal	Type	Vote	For/Against Management
1.
Presentation of the approved financial statements of Deutsche
Telekom AG and t he consolidated financial statements approved by the Supervisory Board as of D ecember 31, 2005, the
management report for Deutsche Telekom AG and management
report for the Group, and the Supervisory Board's report for the
2005 financi al year.
Non-Voting
2.	Resolution on the appropriation of net income.	Management	For	For
3.	Resolution on the approval of the actions of the members of the Board of Manag ement for the 2005 financial year.	Management	For	For
4.	Resolution on the approval of the actions of the members of the Supervisory Bo ard for the 2005 financial year.	Management	For	For
5.	Resolution on the appointment of the independent auditor and the Group auditor for the 2006 financial year.	Management	For	For
6.	Resolution authorizing the Corporation to purchase and use its own shares incl uding use with the exclusion of subscription rights.	Management	For	For
7.
Resolution on the creation of authorized capital 2006 for cash and/or non-cash contributions, with subscription rights excluded, to grant shares to employee s as well as the relevant amendment to the Articles of Incorporation.
		Management	For	For
8.	Resolution on approval of the split off and share transfer agreement with T-Sy stems Business Services GmbH.	Management	For	For
9.	Resolution on the approval of the control and profit and loss transfer agreeme nt with SCS Personalberatung GmbH.	Management	For	For
10.	Resolution on the approval of the control and profit and loss transfer agreeme nt with Caspar Telekommunikationsdienste GmbH.	Management	For	For
11.	Resolution on the approval of the control and profit and loss transfer agreeme nt with Melchior Telekommunikationsdienste GmbH.	Management	For	For
12.	Resolution on the approval of the control and profit and loss transfer agreeme nt with Balthasar Telekommunikationsdienste GmbH.	Management	For	For
13.	Resolution on approval of the control agreement with T-Com Innovationsgesellsc haft mbH.	Management	For	For
14.
Resolution on the amendment amendment of paragraphs 14 (2)
and (16) of the Art icles of Incorporation, especially to bring the
Articles of Incorporation into line with the German Law on
Corporate Integrity and Modernization of the Righ t of Avoidance
(Gesetz zur Unternehmensintegritaet und Modernisierung des
Anfe chtungsrechts).
		Management	For	For
15.	Election of a Supervisory Board member. The Supervisory Board proposes to elec t Dr. Thomas Mirow	Management	For	For
16.	Election of a Supervisory Board member. The Supervisory Board proposes to elec t Ms. Ingrid Matthaeus-Maier	Management	For	For
17.	Election of a Supervisory Board member. The Supervisory Board proposes to elec t Dr. Mathias Doepfner	Management	For	For
18.	Election of a Supervisory Board member. The Supervisory Board proposes to elec t Prof. Dr. Wulf von Schimmelmann	Management	For	For
19.	Election of a Supervisory Board member. The Supervisory Board proposes to elec t Dr. Hubertus von Gruenberg	Management	For	For
20.	Election of a Supervisory Board member. The Supervisory Board proposes to elec t Bernhard Walter	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	660300	0	09-Jun-2006

UNILEVER NV
Security	N8981F156	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	08-May-2006
ISIN	NL0000009348	Agenda	700915967 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Consideration of the Annual Report for the 2005 financial year submitted by th e Board of Directors and the report of the Remuneration Committee	Non-Voting
2.	Adoption of the Annual Accounts and appropriation of the profit for the 2005 f inancial year	Management	For	For
3.	Discharge of the Executive Directors	Management	For	For
4.	Discharge of the Non-Executive Directors	Management	For	For
5.A	Share equalisation. Alterations I (euro conversion) and II (ordinary shares' s hare split and dematerialisation) to the Articles of Association. Amendment of the Equalisation Agreement	Management	For	For
5.B	Board nomination procedure. Alteration III to the Articles of Association	Management	For	For
5.C	Alignment of dividend generating capacity and dividend entitlements. Amendment of the Deed of Mutual Covenants. Designation of authorized representatives	Management	For	For
6.A	Appoint Mr. P.J. Cescau as an Executive Director	Management	For	For
6.B	Appoint Mr. C.J. van der Graaf as an Executive Director	Management	For	For
6.C	Appoint Mr. R.D. Kugler as an Executive Director	Management	For	For
6.D	Appoint Mr. R.H.P. Markham as an Executive Director	Management	For	For
7.A	Appoint Mr. A. Burgmans as a Non-Executive Director	Management	For	For
7.B	Appoint Rt. Hon. The Lord Brittan of Spennithorne as a Non- Executive Director	Management	For	For
7.C	Appoint Rt. Hon. The Baroness Chalker of Wallasey QC, DL as a Non-Executive Di rector	Management	For	For
7.D	Appoint Professor W. Dik as a Non-Executive Director	Management	For	For
7.E	Appoint The Lord Simon of Highburry CBE as a Non-Executive Director	Management	For	For
7.F	Appoint Mr. J. van der Veer as a Non-Executive Director	Management	For	For
7.G	Appoint Mr. C.E. Golden as a Non-Executive Director	Management	For	For
7.H	Appoint Dr. B.E. Grote as a Non-Executive Director	Management	For	For
7.I	Appoint Mr. J-C. Spinetta as a Non-Executive Director	Management	For	For
7.J	Appoint Mr. K.J. Storm as a Non-Executive Director	Management	For	For
8.	Remuneration of the Non-Executive Directors	Management	For	For
9.	Appointment of Auditors charged with the auditing of the Annual Accounts for t he 2006 financial year	Management	For	For
10.	Designation of the Board of Directors as the company body authorized in respec t of the issue of shares in the Company	Management	For	For
11.	Authorization of the Board of Directors to purchase shares in the Company and depositary receipts therefore	Management	Against	Against
12.	Questions	Non-Voting

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	107494	0	06-Jul-2006

UNILEVER PLC
Security	G92087124	Meeting Type	MIX
Ticker Symbol		Meeting Date	09-May-2006
ISIN	GB0005748735	Agenda	700917000 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Receive the report and the accounts for the YE 31 DEC 2005	Management	For	For
2.	Approve the Directors remuneration report for the YE 31 DEC 2005	Management	For	For
3.	Declare a final dividend of 13.54 pence per ordinary share	Management	For	For
4.	Re-elect Mr. Patrick J. Cescau as a Director	Management	For	For
5.	Re-elect Mr. C. J. van der Graff as a Director	Management	For	For
6.	Re-elect Mr. Ralph D. Kugler as a Director	Management	For	For
7.	Re-elect Mr. Ruby H.P. Markham as a Director	Management	For	For
8.	Re-elect Mr. Antony Burgmans as a Director	Management	For	For
9.	Re-elect Rt Hon The Lord Brittan of Spennithorne QC, DL as a Director	Management	For	For
10.	Re-elect Rt Hon The Baroness Chalker of Wallasey as a Director	Management	For	For
11.	Re-elect Professor Wim Dik as a Director	Management	For	For
12.	Re-elect The Lord Simon of Highbury as a Director	Management	For	For
13.	Re-elect Mr. Jeroen van der veer as a Director	Management	For	For
14.	Elect Mr. Charles E. Golden as a Director	Management	For	For
15.	Elect Dr. Byron Grote as a Director	Management	For	For
16.	Elect Mr. Jean-Cyrill Spinetta as a Director	Management	For	For
17.	Elect Mr. Kornelis J. Storm as a Director	Management	For	For
18.	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company	Management	For	For
19.	Authorize the Board to fix the remuneration of the Auditors	Management	For	For
20.	Authorize the Directors to issue of equity or equity-linked securities with pr e-emptive rights up to aggregate nominal amount of GBP 13,450,000	Management	For	For
21.	Authorize the Directors to issue of equity or equity-linked securities without pre-emptive rights up to aggregate nominal amount of GBP 2,000,000	Management	For	For
22.	Authorize the Comapny to make market purchases for 290,000,000 ordinary shares	Management	For	For
23.	Grant authority to align the dividend generating capacity and the dividend ent itlements	Management	For	For
24.	Amend the deed of Mutual Covenants	Management	For	For
25.
Approve the sub-dividend of ordinary shares into intermediate ordinary shares, the consolidation of unissued intermediate
ordinary shares into unissued new ordinary shares and of the issued intermediate ordinary shares into new ordina ry shares;
amend the Articles of Association and amend the Deposit
Agreement
		Management	For	For
26.	Amend the Articles of Association regarding Board Nomination Procedures	Management	For	For
27.	Approve to increase the remuneration of Non-Executive Directors to GBP 1,500,0 00	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	515500	0	06-Jul-2006

UNILEVER PLC
Security	G92087124	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	09-May-2006
ISIN	GB0005748735	Agenda	700922481 - Management

Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT THIS IS A CLASS MEETING. THANK YOU.	Non-Voting
1.	Amend the Equalisation Agreement	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	515500	0	06-Jul-2006

ITV PLC
Security	G4984A110	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	10-May-2006
ISIN	GB0033986497	Agenda	700915614 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Receive the audited financial statements for the YE 31 DEC 2005 and the report s of the Directors and the Auditors thereon	Management	For	For
2.	Approve the remuneration report as set out in the audited financial statements for the YE 31 DEC 2005	Management	For	For
3.	Declare a final dividend of 1.8 pence per share	Management	For	For
4.	Re-elect Sir. Peter Burt as a Non-Executive Director	Management	For	For
5.	Elect Mr. Mike Clasper as a Non-Executive Director	Management	For	For
6.	Elect Mr. John Cresswell as an Executive Director	Management	For	For
7.	Re-elect Sir. Brian Pitman as a Non-Executive Director	Management	For	For
8.	Re-elect Sir. George Russell as a Non-Executive Director	Management	For	For
9.	Re-appoint KPMG Audit Plc as the Auditors	Management	For	For
10.	Authorize the Directors to determine the Auditors' remuneration	Management	For	For
11.
Authorize the Directors, in substitution for any existing authority and for th e purpose of Section 80 of the Companies Act 1985, to allot relevant securitie s up to an aggregate nominal amount of
GBP 137.66 million consisting of 1.37 b illion ordinary shares;
Authority expires the earlier of the conclusion of th e AGM of the
Company in 2007 or 09 AUG 2007 ; and the Directors may allot rele vant securities after the expiry of this authority in pursuance of such an off er or agreement made prior to such expiry
		Management	For	For
S.12
Authorize the Directors, pursuant to Section 95(1) of the
Companies Act 1985, to allot equity securities Section 94 of the
Companies Act 1985 pursuant to the authority conferred by
Resolution 11 and to sell equity shares wholly for cash which before the sale were held by the Company as treasury shares
Sectio n 162A of the Act , disapplying the statutory pre-emption rights Section 89(1) , provided that this power is limited to the allotment of equity securities: a) in connection with a rights issue in favor of ordinary shareholders; b) up to an aggregate nominal amount of GBP 20.65 million consisting of approximate ly 206.49 million ordinary shares in the Company; Authority expires the earli er of the conclusion of the AGM of the Company in 2007 or 09
AUG 2007 ; and th e Directors may allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
		Management	For	For
13.
Authorize the Company, and any Company that is or becomes a
subsidiary of the Company, pursuant to Part XA of the Companies
Act 1985 as amended by the Poli tical Parties, Election and
Referendums Act 2000 , to make donations to EU Pol itical
Organizations and to incur EU political expenditure up to a
maximum agg regate amount of GBP 150,000; Authority expires
at the conclusion of the AGM of the Company in 2007 ; and
provided further that the Company and any subsidi ary of the
Company shall not use the authority granted other than in the conti nuation of its business activities and that the policy of making no direct con tributions to political parties shall remain unchanged
		Management	For	For
S.14
Authorize the Company, for the purpose of Section 166 of the
Companies Act 198 5 the Act and in accordance with Article 49 of the Articles of Association a nd Chapter VII of Part V of the Act,
to make market purchases Section 163 of the Act of up to 412.98 million ordinary shares, at a minimum price equal to 10 pence and not more than 5% above the average middle market quotations for
s uch shares derived from the London Stock Exchange Daily
Official List, over th e previous 5 business days and that stipulated by Article 5(1) of the Buy-Back and Stabilization Regulations
2003; Authority expires the earlier of the con clusion of the AGM of the Company in 2007 or 09 AUG 2007 ; and the Company, be
fore the expiry, may make a contract to purchase ordinary shares which will or may be executed wholly or partly after such expiry
		Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	2488400	0	30-Jun-2006

GLAXOSMITHKLINE
Security	G3910J112	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	17-May-2006
ISIN	GB0009252882	Agenda	700909421 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the Directors' report and the financial statements for the Y E 31 DEC 2005	Management	For	For
2.	Approve the remuneration report for the YE 31 DEC 2005	Management	For	For
3.	Elect Dr. Moncef Slaoui as a Director of the Company	Management	For	For
4.	Elect Mr. Tom de Swaan as a Director of the Company	Management	For	For
5.	Re-elect Mr. Larry Culp as a Director of the Company	Management	For	For
6.	Re-elect Sir. Crispin Davis as a Director of the Company	Management	For	For
7.	Re-elect Dr. Ronaldo Schmitz as a Director of the Company	Management	For	For
8.	Authorize the Audit Committee to re-appoint PricewaterhousCoopers LLP as the A uditors to the Company until the end of the next meeting at which accounts are laid before the Company	Management	For	For
9.	Authorize the Audit Committee to determine the remuneration of the Auditors	Management	For	For
10.
Authorize the Company, in accordance with 347C of the
Companies Act 1985 the Act , to make donations to EU political organizations and to incur EU politica l expenditure up to a maximum aggregate amount of GBP 50,000; Authority expir es
the earlier of the conclusion of the next AGM in 2007 or 16 NOV
2007
		Management	For	For
11.
Authorize the Directors, in substitution for all substituting authorities, to allot relevant securities Section 80 of the Act up to an aggregate nominal a mount of GBP 485,201,557; Authority
expires the earlier of the conclusion of the Company's AGM in
2007 or 16 NOV 2007 ; and the Directors may allot relevan t
securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
		Management	For	For
S.12
Authorize the Directors, for the purposes of Article 12 of the
Company's Artic les of Association and pursuant to Section 95 of the Act, to allot equity secu rities Section 94 of the Act for cash pursuant to the authority conferred on Directors by Resolution 11 and /or where such allotment constitutes an allotm ent of equity securities by virtue of Section 94(3A)of the Act, disapplying th e statutory pre-emption rights Section 89(1) , provided that this power is li mited to the allotment of equity securities: a) in connection with a rights is sue as defined in Article 12.5 of the
Company's Articles of Association prov ided that an offer of equity securities pursuant to any such rights issue need not be open to any shareholder holding ordinary shares as treasury shares; an d
b) up to an aggregate nominal amount of GBP 72,780,233;
Authority expires t he earlier of the conclusion of the next AGM of the Company in 2007 or on 16 N OV 2007 ; and the Directors to
allot equity securities after the expiry of thi s authority in pursuance of such an offer or agreement made prior to such expi ry
		Management	For	For
S.13
Authorize the Company, for the purposes of Section 166 of the
Act, to make mar ket purchases Section 163 of the Act of up to
582,241,869 ordinary shares of 25p each, at a minimum price of
25p and up to 105% of the average middle mark et quotations for such shares derived from the London Stock Exchange Daily Off icial List, over the previous 5 business days; Authority expires the earlier of the conclusion of the next AGM of the Company held in
2007 or on 16 NOV 200 7 ; the Company, before the expiry, may make a contract to purchase ordinary s hares which will or may be executed wholly or partly after such expiry
		Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	231100	0	26-Jun-2006

KONINKLIJKE AHOLD NV
Security	N0139V100	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	18-May-2006
ISIN	NL0000331817	Agenda	700932684 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Opening	Non-Voting
2.	Receive the report of the Corporate Executive Board for FY 2005	Non-Voting
3.	Adopt the 2005 financial statements	Management	For	For
4.	Receive the policy on additions to the dividend and the reserves	Non-Voting
5.	Grant discharge to the Members of the Corporate Executive Board from liability	Management	For	For
6.	Grant discharge to the Members of the Supervisory Board from liability	Management	For	For
7.	Appoint Mr. J. Rishton as a Member of the Corporate Executive Board	Management	For	For
8.	Appoint Mrs. J. Sprieser as a Member of the Supervisory Board	Management	For	For
9.	Appoint Deloitte Accountants BV as an External Auditor for FY 2006	Management	For	For
10.	Amend the Remuneration Policy for the Members of the Corporate Executive Board	Management	For	For
11.	Authorize the Corporate Executive Board for a period of 18 months to issue com mon shares or grant rights to acquire common shares up to a maximum of 10 numb er of issued common shares	Management	For	For
12.	Authorize the Corporate Executive Board for a period of 18 months to restrict or exclude pre-emptive rights in relation to the issue of common shares or the granting of rights to acquire common shares	Management	Against	Against
13.	Authorize the Executive Board for a period of 18 months to acquire common shar es or depository receipts in the Company at a price between par value and 110 of the opening price at Euronext	Management	For	For
14.	Any other items	Non-Voting
15.	Closing	Non-Voting

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	742300	0	30-Jun-2006

WM. MORRISON SUPERMARKETS PLC
Security	G62748119	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-May-2006
ISIN	GB0006043169	Agenda	700954375 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Receive and approve the Directors report and the audited financial statement f or the 52 weeks ended 30 JAN 2006	Management	For	For
2.	Declare a final dividend of 3.075p per share payable on 30 May 2006 to ordinar y shareholders on the register of Members at the close of business on 28 APR 2 006	Management	For	For
3.	Re-elect Mr. M. Gunter as a Director	Management	For	For
4.	Re-elect Mr. R. Scott as a Director	Management	For	For
5.	Re-elect Mr. R. Pennycook as a Director	Management	For	For
6.	Re-elect Mr. B. Flanagan as a Director	Management	For	For
7.	Re-elect Mr. P. Manduca as a Director	Management	For	For
8.	Re-elect Mr. S. Murray as a Director	Management	For	For
9.	Re-elect Mr. N. Robertson as a Director	Management	For	For
10.	Approve the Directors remuneration report for the 52 weeks ended 29 JAN 2006	Management	Against	Against
11.
Re-appoint KPMG Audit PLC as the Auditors of the Company to
hold Office until the conclusion of the next general meeting at which the accounts are laid befo re the Company remuneration to be fixed by the Directors
		Management	For	For
S.12
Amend Article 93 of the Articles of Association of the Company in
relation to the limit of the aggregate annual level of fees payable to Directors, by the deletion of the figure GBP 120,000 and the insertion in its place of GBP 1,000 ,000
		Management	For	For
S.13
Authorize the Company, to make market purchases Section
163(3) of the Compani es Act 1985 the Act of up to 151,900,000
ordinary shares of 10p each and 42 ,061 5 1/4% cumulative
redeemable convertible preference shares of GBP 1.00 ea ch
5.7% and 10% of the issued share capital of each class of shares in the capital of the Company, at a minimum price of their
respective par values and not more than 5% above the average market quotations for such shares derived f rom the London Stock
Exchange Daily Official List, over the previous 5 busines s days;
Authority expires at the conclusion of the next AGM ; the
Company, be fore the expiry, may make a contract to purchase ordinary shares which will or may be executed wholly or partly after such expiry
		Management	For	For
14.
Approve, for the purposes of the authority conferred by Article 7(2)
of the Co mpany's Articles of Association authority to allot relevant securities the p rescribed period shall be from the date of passing of this Resolution until 30 JUN 2007 or, if earlier, the expiry of the next AGM of the Company and the Se ction 80
amount shall be GBP 80,200,000 30.0% of the issued share
capital of the Company at 22 MAR 2006
		Management	For	For
S.15
Approve, for the purposes of the power conferred by Article 7(3) of the Compan y's Articles of Association power to allot equity securities for cash the Se ction 89 amount shall be GBP
13,366,452 5% of the issued ordinary share capit al at 22 MAR
2006 ; and the Directors may in addition during the prescribed pe riod allot equity securities for cash as if Section 89(1) of the
Companies Act 1985, did not apply to such allotment up to the amount required in connection with the exercise of the rights of the conversion attached to the convertible preference shares;
Authority expires the earlier at the conclusion of the ne xt AGM of the Company or 30 JUN 2007
		Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	2567701	0	07-Jul-2006

BOMBARDIER INC
Security	097751200	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	30-May-2006
ISIN	CA0977512007	Agenda	700950593 - Management

Item	Proposal	Type	Vote	For/Against Management
1.1	Elect Mr. Laurent Beaudoin as a Director	Management	For	For
1.2	Elect Mr. Pierre Beaudoin as a Director	Management	For	For
1.3	Elect Mr. Andri Birard as a Director	Management	For	For
1.4	Elect Mr. J.R. Andri Bombardier as a Director	Management	For	For
1.5	Elect Mr. Janine Bombardier as a Director	Management	For	For
1.6	Elect Mr. L. Denis Desautels as a Director	Management	For	For
1.7	Elect Mr. Michael J. Durham as a Director	Management	For	For
1.8	Elect Mr. Jean-Louis Fontaine as a Director	Management	For	For
1.9	Elect Mr. Daniel Johnson as a Director	Management	For	For
1.10	Elect Mr. Jean C. Monty as a Director	Management	For	For
1.11	Elect Mr. Andri Navarri as a Director	Management	For	For
1.12	Elect Mr. James E. Perrella as a Director	Management	For	For
1.13	Elect Mr. Carlos E. Represas as a Director	Management	For	For
1.14	Elect Mr. Jean-Pierre Rosso as a Director	Management	For	For
1.15	Elect Mr. Federico Sada G. as a Director	Management	Against	Against
1.16	Elect Mr. Heinrich Weiss as a Director	Management	For	For
2.	Appoint Ernst & Young LLP, Chartered Accountants as the Auditors	Management	For	For
3A.	PLEASE NOTE THAT THIS IS AN SHAREHOLDER PROPOSAL: Approve the Shareholder prop osal A	Shareholder	Against	For
3B.	PLEASE NOTE THAT THIS IS AN SHAREHOLDER PROPOSAL: Approve the Shareholder prop osal B	Shareholder	For	Against

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	1239549	0	26-Jun-2006

SANOFI-AVENTIS, PARIS
Security	F5548N101	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	31-May-2006
ISIN	FR0000120578	Agenda	700931618 - Management

Item	Proposal	Type	Vote	For/Against Management
O.1	Receive the report of the Board of Directors and the Auditors' general report and approve the Company's financial statements and the balance sheet for the 2 005 FY	Management	For	For
O.2	Receive the reports of the Board of Directors and the Statutory Auditors and a pprove the consolidated financial statements for the said FY	Management	For	For
O.3
Approve the income for the FY be appropriated as follows: income for the FY: E UR 6,146,952,608.18 plus retained earnings: EUR
1,205,678,019.78, distributabl e income: EUR 7,352,630,627.96 allocated to: payment of dividends: EUR 2,057,0 05,434.48,
retained earnings: EUR 5,295,625,193.48, following a capital increa se and a capital reduction, the capital was brought from
EUR 2,802,613,138.00 on 31 DEC 2005, to EUR
2,708,476,850.00 divided in 1,354,238,425 fully paid-up shares, whose 1,353,293,049 shares are entitled to the existing dividend, and 945,376 shall bear an accruing dividend as of 01 JAN 2006;
the shareholders w ill receive a net dividend of EUR 1.52 per share, for each of the 1,353,293,04 9 shares, this dividend will be paid on 07 JUN 2006 as required by law
		Management	For	For
O.4	Receive the special report of the Auditors on agreements governed by Articles L.225-38 Et Seq. of the French Commercial Code and approve said report and the agreements referred to therein	Management	For	For
O.5	Approve to renew the appointment of Mr. Lord Douro as a Director for a 4-year period	Management	For	For
O.6	Appoint Mr. Gerard Le Fur as a Director for a 4-year period	Management	For	For
O.7	Approve to renew the appointment of the Company Ernst and Young Audit as the S tatutory Auditor for a 6-year period	Management	For	For
O.8	Appoint the Company Auditex as the Deputy Auditor for a 6-year period	Management	For	For
O.9	Approve the award total annual fees of EUR 1,200,000.00 to the Board of Direct ors	Management	For	For
O.10
Authorize the Board of Directors, in supersession to all earlier delegations, to trade in the Company's shares on the stock
market, subject to the condition s described below: maximum
purchase price: EUR 100.00, maximum number of share s to be
acquired: 10% of the share capital, i.e. 1,401,306,569 shares, maximum funds invested in the share buybacks: EUR
14,013,065,700.00; Authority expir es at the end of 18 months ; to take all necessary measures and accomplish all necessary
formalities
		Management	For	For
E.11
Approve: to review the report of the Board of Directors, the reports of Mr. De Courcel, the Merger Auditors and the Merger Agreement
as per the private deed dated 03 APR 2006; all the provisions of this Merger Agreement, pursuant to w hich Rhone Cooper
contributes to Sanofi-Aventis, all of its assets, with the c orresponding taking-over of all its liabilities: the valuation of the assets c ontributed amounting to EUR 460,949,630.75 and the
liabilities at EUR 3,857,60 2.25, i.e. net assets contributed of EUR
457,092,028.50; the consideration for the contributions according to an exchange ratio of 10 Sanofi-Aventis shares against 1 Rhone
Cooper share; the unconditional completion date of the Merger, in a juridical point of view, fixed on 31 MAY 2006 and on 01 JAN
2006 in an a ccounting and financial point of view; Rhone Cooper shares held by Sanofi-Aven tis will not be exchanged; to increase the capital in consideration for the co ntribution in connection with the Merger, by EUR 237,300.00 by the creation of 118,650 new fully paid-up shares of a par value of EUR 2.00 each, carrying ri ghts to the 2006 dividend and to be distributed among the
shareholders of the acquired Company, according to an exchange ratio of 10 Sanofi-Aventis shares a gainst 1 Rhone Cooper share;
the capital will thus increase from EUR 2,708,476 ,850.00 to EUR
2,708,714,150.00; these new shares created by Sanofi-Aventis wi ll be assimilated in all respects to the other shares comprising the share cap ital; the difference between: the amount of the net assets contributed by Rhon e Cooper: EUR 457,092,028.50; less the quota of the net assets contributed by Rhone Cooper
corresponding to shares held by Sanofi-Aventis: EUR
452,475,399.0 1; and the amount of the share capital increase:
EUR 237,300.00 represents the share premium of EUR
4,379,329.49 and will be allocated to the Merger premium account to which Sanofi-Aventis' existing and new shareholders will hold righ ts; the difference between: the quota of the net assets contributed by Rhone C ooper corresponding to shares held by
Sanofi-Aventis: EUR 452,475,399.01; plus the dividend received by Sanofi-Aventis as a result of its holding in Rhone C ooper: EUR
3,567,944.70; and the accounting net value of the Rhone Cooper shar es held by Sanofi-Aventis: EUR 461,177,959.12 represents the capital loss on t ransferred shares of EUR 5,134,615.41 and will be allocated to Sanofi-Aventis balance sheet assets as
intangible assets
		Management	Against	Against
E.12	Authorize the Board of Directors to proceed with drawings upon the merger prem ium	Management	Against	Against
E.13
Acknowledge the unconditional completion date of the merger will, in a juridic al point of view, be fixed on 31 MAY 2006 and on 01
JAN 2006 in an accounting and financial point of view; the
118,650 new fully paid-up shares of a par val ue of EUR 2.00 each, created in consideration for the merger by Sanofi-Aventis will be distributed among the shareholders of the acquired
Company on 31 MAY 2006, according to an exchange ratio of 10
Sanofi-Aventis shares against 1 Rho ne Cooper share
		Management	Against	Against
E.14
Amend, pursuant to the adoption of the above resolutions, the
Article 6 of the Bylaws as follows: the share capital of is set at
EUR 2,708,714,150.00 and is divided in to 1,354,357,075 shares of par value of EUR 2.00 each of the same class and fully paid in
		Management	Against	Against
E.15	Approve to modify the duration of the term of office of the Chairman; amend th e Articles 12 and 16 of the Articles of the Bylaws	Management	For	For
E.16	Grant all powers to the bearer of a copy or an extract of the minutes of this meeting in order to accomplish all formalities, filings and registration presc ribed by law	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	59949	0	23-Jun-2006

ELECTRICITE DE FRANCE EDF
Security	F2940H113	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	09-Jun-2006
ISIN	FR0010242511	Agenda	700958133 - Management

Item	Proposal	Type	Vote	For/Against Management
1.
Receive the management report of the Board of Directors and the reports of the Auditors, and approve the Company's financial statements and the balance shee t for the YE 31 DEC 2005, as presented, showing income of EUR 3,532,205,705.47 ; the
charges and expenses that were not tax-deductible of EUR
708,680.00 with a corresponding tax of EUR 247,604.00
		Management	Take No Action
2.	Receive the Management report of the Board of Directors and the Statutory Audi tors' report and approve the consolidated financial statements for the said FY , in the form presented to the meeting	Management	Take No Action
3.
Receive the report of the Board of Directors and the report of the
Auditors on the financial statements and acknowledge the amount of EUR 10,028,077,258.00 recorded as a deficit in retained
earnings and decides to clear said account t hrough a deduction:
of EUR 7,316,100,000.00 from the special reserve account a nd of
EUR 970,274,378.75 from the miscellaneous reserves,
consequently to thes e deductions, the said accounts are cleared and that an amount of EUR 1,741,70 2,879.25 is now recorded as a deficit in retained earnings; the shareholders' meeting decides to clear this negative balance, i.e. EUR 1,741,702,879.25 thro ugh a deduction from the earnings for the FY amounting to EUR
3,532,205,705.47 ; following this deduction, the available income will amount to EUR 1,790,502, 826.22; to allocate EUR
60,979,144.93 to the legal reserve so that it represen ts one tenth of the share capital, i.e. EUR 91,108,554.50; following this appr opriation, the distributable income amounts to EUR
1,729,523,681.29; the share holders will receive a net dividend of
EUR 0.79 per share and the distributabl e income balance will be allocated to the retained earnings account; the divid end will be
		Management	Take No Action

paid within 30 days as from the present meeting; consequently, the maximum overall dividend amounts to EUR 1,439,515,161.10;
shares held by the Company on such date will not be entitled to the dividend; and delegates all p owers to the Board of Directors to determine the overall amount of the dividen d and
consequently, the amount of the distributable income balance, which will be allocated to the retained earnings account; the whole dividend will entitl e natural persons domiciled in France to the
40% allowance provided by the Fre nch Tax Code

4.	Approve the special report of the Auditors on Agreements governed by Article L . 225-38 of the French Commercial Code, the said report and the Agreements ref erred to therein	Management	Take No Action
5.	Approve to award total annual fees of EUR 165,000.00 to the Members of the Boa rd of Directors	Management	Take No Action
6.
Authorize the Board of Directors to purchase Company's shares on the stock mar ket, subject to the following conditions: maximum purchase price for each shar e: EUR 66.00, maximum number of shares to be acquired: 10% of the shares compr ising the share capital, maximum funds invested in the share buybacks: EUR 2,0
00,000,000.00; this authorization is given for a period 18 months of and termi nates the fraction unused of the; authorization granted by the combined shareh olders' meeting of 10 OCT 2005 in its Resolution No. 1; the number of shares a cquired by the
Company with a view to their retention or their subsequent deli very in payment or exchange as part of a merger, divestment or capital contrib ution cannot exceed 5 % of its capital; and
delegates all powers to the Board of Directors to take all
necessary measures and accomplish all necessary forma lities
		Management	Take No Action
7.	Approve to grant full powers to the bearer of an original, a copy or extract o f the minutes of this meeting to carry out all filings, publications and other formalities prescribed by Law	Management	Take No Action

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	45739	45739	29-Jun-2006

INVENSYS PLC
Security	G49133104	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	14-Jun-2006
ISIN	GB0008070418	Agenda	700989823 - Management

Item	Proposal	Type	Vote	For/Against Management
1.
Authorize the Directors, for the purposes of Section 80 of the
Companies Act 1 985 the "Act" , to exercise all powers of the
Company to allot relevant secur ities Section 80(2) of the Act up to an aggregate nominal amount of GBP 22,7 59,507 in
connection with the Right Issue as specified; Authority expires the earlier of the next AGM of the Company or 15 months ; the
Company may, before the expiry of this period, make an offer or agreement which would or might re quire relevant securities to be allotted and the Directors may allot the relev ant securities in pursuance of that offer or agreement as if the authority con ferred
		Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	3878657	0	30-Jun-2006

JARDINE MATHESON HOLDINGS LTD
Security	G50736100	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	15-Jun-2006
ISIN	BMG507361001	Agenda	700966849 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Receive and consider the financial statements and the Independent Auditors rep ort for the YE 31 DEC 2004 and declare a dividend	Management	For	For
2.a	Re-elect Mr. R.C. Kwok as a Director	Management	Against	Against
2.b	Re-elect Mr. Percy Weatherall as a Director	Management	For	For
3.	Approve to fix the Directors' fees	Management	For	For
4.	Re-appoint the Auditors and authorize the Directors to fix their remuneration	Management	For	For
5.
Authorize the Directors of the Company to allot or issue shares and to make an d grant offers, agreements and options which
would or might require shares to be allotted, issued or disposed during and after the relevant period, not exce eding USD 7.5 million of the aggregate nominal amount of the share capital all otted or agreed whether pursuant to an option or otherwise by the Directors as specified otherwise than pursuant to a rights issue for the purposes of th is resolution, 'right issue' being an offer of shares or other securities to h olders of shares or other securities on the Register on a fixed record date in proportion to their then holdings of such shares or other securities or other wise in accordance with the rights attaching thereto subject to such exclusio ns or other arrangements as the Directors may deem
necessary or expedient in r elation to fractional entitlements or legal or practical problems under the La ws of, or the requirements of any recognized regulatory body or any stock exch ange in any territory ; Authority expires the earlier of the conclusion of th e next AGM or the expiration of the period within which the next
AGM is to be held by Law
		Management	For	For
6.
a) Authorize the Directors of the Company to purchase its own shares, subject to and in accordance with all applicable Laws and regulations during the relev ant period; b) the aggregate nominal amount of shares of the Company purchased by the Company
pursuant to the approval of this resolution shall be less than 15%
of the aggregate nominal amount of the existing issued share capital of t he Company at the date of this meeting and such approval shall be limited acco rdingly; and c) approve as specified to extend to permit the purchase of share s of the Company i) by subsidiaries of the Company and ii) pursuant to the ter ms of put warrants or financial instruments having similar effect Put Warrant
s whereby the Company can be required to purchase its own
shares, provided th at where Put Warrants are issued or offered pursuant to a rights issue as def ined in Resolution 5 , the price which the Company may pay for shares purchase d on exercise of
Put Warrants shall not exceed 15% more than the average of th e market quotations for the shares for a period not more than 30 nor less than 5 dealing days falling 1 day prior to the date of any public announcement by the Company of the proposed issue of
Put Warrants; Authority expires the earl ier of the conclusion of the next AGM or the expiration of the period within w hich the next
AGM is to be held by Law
		Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	143105	0	26-Jun-2006

BANCO SANTANDER CENTRAL HISPANO, SA, SANTANDER
Security	E19790109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	16-Jun-2006
ISIN	ES0113900J37	Agenda	700970204 - Management

Item	Proposal	Type	Vote	For/Against Management
1.
To approve the Annual Accounts (balance sheet, income
statement, statements of changes in net assets and cash flows and notes) and the management of Banco S antander Central
Hispano, S.A. and its consolidated Group for the fiscal year ended
December 31, 2005
		Management	For	For
2.
To approve the distribution of profits obtained by the Bank during
Fiscal Year 2005, in the amount of 2,605,008,826.24 Euros,
distributing them as follows: Euros 94,301.10 to increase the
Voluntary Reserve; Euros 2,604,914,525.14 for the payment of dividends, which have already been paid out prior to the date o f the Ordinary General Shareholders' Meeting; Euros
2,605,008,826.24 total
		Management	For	For
3.A
Appoint Mr. Jay S. Sidhu as Director; This appointment is subject to the condi tion precedent that, not later than 30 September
2006, Banco Santander Central Hispano, S.A. acquires ownership of a significant equity interest of at least 19.8% of the capital of the entity Sovereign Bancorp, Inc. Fulfillment of the condition
precedent will be verified by delivery to the National Securities M arket Commission of an appropriate notice of material fact
evidencing the acqu isition of such equity interest
		Management	Against	Against
3.B	Re-elect Mr. Fernando de Asua Alvarez as a Director	Management	Against	Against
3.C	Re-elect Mr. Alfredo Saenz Abad as a Director	Management	Against	Against
3.D	Re-elect Ms. Ana Patricia Botin-Sanz de Sautuola y O'Shea as a Director	Management	Against	Against
3.E	Re-elect Mr. Rodrigo Echenique Gordillo as a Director	Management	Against	Against
3.F	Re-elect Lord Burns as a Director	Management	Against	Against
4.
To reappoint as Auditor the firm Deloitte, S.L., with a corporate domicile in Madrid, at Plaza Pablo Ruiz Picasso, 1, Torre Picasso,
and Tax Identification Number B-79104469, in order to verify the annual accounts and management repor t of the Bank and of the consolidated Group for Fiscal Year 2006
		Management	For	For
5.
To rescind the unused portion of the authorization granted by the shareholders acting at the Ordinary General Shareholders'
Meeting of June 18, 2005 for the derivative acquisition of shares of the Bank by the Bank and the Subsidiaries comprising the
Group and to grant express authorization for the Bank and the
Subsidiaries comprising the Group to acquire shares representing the capital s tock of the Bank with any compensation permitted by
Law, within the limits of the Law and subject to all legal
requirements, up to a limit - including the s hares they already hold - of 312,714,828 shares or, as appropriate, the number of shares equivalent to 5 percent of the capital stock existing at any given time. Such shares shall be fully paid-in at a minimum price per share equal t o the par value and a maximum of up to 3% over the listing price on the Electr onic Market of the Spanish stock exchanges (including the block market) on the date of acquisition.
This authorization may only be exercised within 18 month s from the date of the Shareholders' Meeting. The authorization includes the a cquisition of shares, if any, that must be conveyed directly to the employees and management of the Company, or that must be conveyed as a result of the exe rcise of the options they hold
		Management	For	For
6.A
The first paragraph of Article 16 of the By-Laws is amended, with the other pa ragraphs of such provision remaining unchanged.
The new text of such first pa ragraph of Article 16 is as follows:
"Article 16.- The right to attend General Shareholders' Meetings may be delegated to any individual or legal person."
		Management	For	For
6.B
Article 20 of the By-Laws is amended to read as follows: "Article
20.- Notice of all types of Meetings shall be given by means of a public announcement in t he "Official Bulletin of the Commercial
Registry" and in one of the local news papers having the largest circulation in the province where the registered off ice is located, at least one month prior to the date set for the Meeting."
		Management	For	For
6.C
The first and second paragraphs of Article 30 of the By-Laws are amended, with the last paragraph of such provision remaining unchanged. The new text of su ch first and second paragraphs is as follows: "Article 30.- The Board of Direc tors shall be composed of a minimum of fourteen Directors and a maximum of twe nty-
two, to be appointed by the shareholders at the General
Shareholders' Meet ing. One-fifth of the positions on the Board shall be renewed annually, for wh ich purpose the length of
service on such positions, on the basis of the date and order of the respective appointment, shall be observed. In other words, a
Director shall be in office for five years. Directors who cease to hold offic e may be re-elected."
		Management	Against	Against
6.D
The first paragraph of Article 38 of the By-Laws is amended, with the other pa ragraphs of such provision remaining unchanged.
The new text of such first par agraph is as follows: "Article 38.-
The Board of Directors and the Executive Committee of the Bank
shall receive, in consideration for the performance of t heir duties and as a joint share in the income for each fiscal year, an amount equal to one percent thereof, provided, however, that the Board may resolve t hat such percentage be reduced in those years in which it so deems it justifie d. In addition, the Board of Directors shall distribute the resulting payment among the recipients in such manner and amount as may be resolved annually wit h respect to each of them."
		Management	For	For
7.A
Article 5 of the Bank's Regulations for the General Shareholders'
Meeting is a mended through the insertion of a new third
paragraph, such that the new text of the provision reads as
follows: "Article 5. Announcement of the Call to Mee ting The
General Shareholders' Meeting must be called by the Board of
Director s of the Company by means of an announcement
published in accordance with the provisions of the By-Laws. No later than the date of publication or, in any ca se, the next business day, the Company shall send the announcement of the call to meeting to the National Securities Market Commission. The text of the anno uncement shall also be accessible on the Bank's website. The announcement of t he call to meeting shall state the date of the meeting on first call as well a s all the matters to be addressed. Furthermore, the announcement shall state t he date on which the General Shareholders' Meeting shall be held on
second cal l, if such call occurs. There shall be a period of at least twenty-four hours between the first and second call. Shareholders representing at least five (5% ) percent of the share capital may request the publication of a supplement to the call to Meeting including one or more items in the agenda. This right must be exercised by means of verifiable notice that must be received at the regis tered office within five (5) days of the publication of the call to Meeting. T he supplement to the call shall be published at least fifteen (15) days in adv ance of the date set for the Meeting.
Not later than the day of publication or , in any case, the next business day, the Company shall send the supplement to the call to Meeting to the National Securities Market Commission. Such
supple ment shall also be accessible on the Bank's website."
		Management	For	For
7.B
Article 6 of the Bank's Regulations for the General Shareholders'
Meeting is a mended through the insertion of a second paragraph in Section 1 thereof, such that the new text of the provision reads as follows: "Article 6. Information A vailable as of the Date of the
Call to Meeting 1. In addition to what is requi red by provisions of
Law or the By-Laws, beginning on the date of the publicat ion of the call to the General Shareholders' Meeting, the Company shall publis h on its website the text of all resolutions proposed by the
Board of Director s with respect to the agenda items, unless the proposals are not required by L aw or the By-Laws to be made available to the shareholders as of the date of t he call to Meeting and the Board of Directors deems that there are justified g rounds for not doing so. Furthermore, when there is a supplement to the call t o meeting, the Company shall, starting on the date of publication thereof, als o publish on its website the text of the proposals to which such supplement re fers and which have been provided to the Company. 2. Without prejudice to the provisions of other paragraphs of these Regulations and the requirements of an
y legal provisions, beginning on the date of the announcement of the call to M eeting, such information as is deemed appropriate to facilitate the attendance of the shareholders at the General
Shareholders' Meeting and their participat ion therein shall also be contained in the Company's website, including: (i) A form of attendance card and, if appropriate, all other documents that must be used to grant proxies, with an indication of the procedure to obtain the pert inent originals. (ii) Information on where the
Meeting will be held, describin g, if appropriate, how to gain access to the room. (iii) Description of the me chanisms that may be used for granting proxies and distance voting; (iv) Infor mation, if appropriate, on systems or procedures to facilitate listening in on the meeting, such as means for simultaneous interpretation,
broadcast using a udiovisual media, information in other
languages, etc."
		Management	For	For
7.C
The first paragraph of Article 8 of the Bank's Regulations for the
General Sha reholders' Meeting is amended, with the other
paragraphs remaining unchanged, such that the new text of such
Article 8 reads as follows: "Article 8. Proxies Without prejudice to the provisions of the By-Laws, the right to attend the G eneral
Shareholders' Meeting may be delegated to any individual or legal perso n. Individual shareholders not enjoying full rights under civil law, and legal entities holding shares, may be represented by legal representatives who have been duly verified. In such cases, as well as in the event a shareholder del egates his right to attend, no shareholder may have more than one representati ve at the
Shareholders' Meeting. Proxy representation conferred upon one who i s legally ineligible to hold such proxy shall be null and void.
A proxy is al ways revocable. Attendance at the Shareholders'
Meeting, whether physically or by casting a distance vote, shall be equivalent to the revocation of such pro xy, regardless of the date thereof. A proxy shall also be rendered void by any transfer of shares of which the Company becomes aware. In cases where
the dir ectors of the Company make a public solicitation for proxies, the rules contai ned in the Companies Law, the Securities
Market Law and rules and regulations further elaborating upon the provisions thereof shall apply. In particular, th e document evidencing the proxy must contain or attach the agenda, as well as the solicitation of instructions for the exercise of voting rights and the way in which the proxy-holder will vote in the event that specific instructions a re not given, subject in all cases to the provisions of Law. The delegation ma y also include those matters that the law allows to be dealt with at the Gener al Shareholders'
Meeting even when not provided for in the agenda. If the dele gation does not include them, it shall be understood that the shareholder repr esented instructs his representative to abstain
		Management	For	For

from voting on those items. Wi thout prejudice to the provisions of
Article 108 of the Companies Law, proxies shall be conferred pursuant to the provisions of Article 106.2 thereof. When a proxy is granted by remote means of communication, it shall only be deemed v alid if the grant is made: a) by hand-delivery or postal correspondence, sendi ng the Company the duly signed
attendance card and proxy, or by other written means that, in the judgment of the Board of Directors recorded in a resolution
adopted for such purpose, allows for due confirmation of the identity of the shareholder granting the proxy and of the
representative being appointed, or b ) by electronic
correspondence or communication with the Company, including
an electronic copy of the attendance card and the proxy; such electronic copy sh all specify the representation being granted and the identity of the party rep resented, and shall include the digital signature or other form of identificat ion of the shareholder being represented, in accordance with the conditions se t by the Board of Directors recorded in a resolution adopted for such purpose, to ensure that this system of representation includes adequate
assurances reg arding authenticity and the identity of the
shareholder represented. In order to be valid, a proxy granted by any of the foregoing means of remote communic ation must be
received by the Company before midnight of the third day prior t o the date the Shareholders' Meeting is to be held on first call. In the reso lution approving the call to the Shareholders' Meeting in question, the Board of Directors may reduce the required notice period, disseminating this informa tion in the same manner as it disseminates the announcement of the call to Mee ting. Pursuant to the provisions of Article 24.4 of the By-Laws and 20.4 of th ese
Regulations, the Board may also expand upon the foregoing
provisions regar ding proxies granted by remote means of
communication."

8.
To rescind and nullify Resolution 6.II) of the shareholders acting at the Ordi nary General Shareholders' Meeting of June 18, 2005 and to delegate to the Boa rd of Directors, pursuant to the
provisions of Section 153.1.a) of the Compani es Law, the
broadest powers to do the following within one year from the date of this General Shareholders' Meeting: set the date and terms, in all matters not provided for by the shareholders themselves acting at the General Sharehol ders' Meeting, for a capital increase approved at this General Shareholders' M eeting, in the amount of
Three Hundred Seventy-Five Million Euros. In exercisi ng these delegated powers, the Board of Directors shall (by way of example and not limitation) determine if the capital increase shall be carried out by iss uing new shares - with or without a premium and with or without voting rights - or by increasing the par value of existing shares, through new cash contribu tions or by charging the
increase to freely available reserves, or some combin ation of the two methods; determine the deadline for exercising pre-emptive su bscription rights or for gratuitous assignment in the event of the issuance of new shares; freely offer the shares not subscribed by such deadline; establis h that, in the event the issue is not fully subscribed, the capital will be in creased only by the amount of the actual subscriptions; and reword the Article of the Company's
Bylaws pertaining to share capital. If the Board of Director s has not exercised the powers delegated to it within the period provided by t he shareholders acting at the Shareholders' Meeting for carrying out this reso lution, such powers shall become void once the deadline has passed; The Board of Directors is also
authorized to delegate to the Executive Committee the del egable powers granted pursuant to this resolution
		Management	For	For
9.
To empower the Board of Directors, pursuant to the general rules for the issua nce of debentures and pursuant to the provisions of
Article 319 of the Regulat ions of the Commercial Registry, to issue in one or several tranches up to the sum of Thirty-Five
Billion Euros or the equivalent thereof in another currenc y, in fixed income securities, in any of the forms permitted by law, including bonds, certificates, notes, and debentures, including such subordinated oblig ations as are set forth in subsection 1 of
Section 7 of Law 13 of May 25, 1985 and Section 20.1 of Royal
Decree 1343 of November 6, 1992. These securities may be
unsecured or carry guarantees of any kind, including mortgage backing. They may be represented by certificates or may be book entry securities. The s ecurities issued under this authorization shall be numbered consecutively for each issue, beginning with the number 1 (ONE). Each issue shall constitute a s ingle series.
The securities may be fully or partially exchangeable for existi ng shares in the issuing Company itself or for shares in other Entities.
If th ey are exchangeable, such exchange may be voluntary or mandatory. If voluntary , such exchange may be at the option of the holder of the securities or of the issuer. They may also include an option to buy such shares. The securities ma y be issued in
Spanish territory or abroad, under Spanish or foreign law. They may be denominated in Spanish or foreign currency,
notwithstanding that if de nominated in foreign currency the equivalent thereof in euros shall be stated. The Board of Directors is empowered to freely determine all other terms of th e issue(s), as well as whether each issue is perpetual or amortizable. If amor tizable, it may determine the amortization schedule, all within the limits set by law. Furthermore, in general, it may execute without any limitation whatso ever any public or private instruments required or that the Board may deem adv isable in order to carry out this resolution. It may also, as appropriate, des ignate the
Statutory Auditor and approve the basic rules that shall govern the legal relationship between the Bank and the Syndicate holding the securities issued. With respect to the limit to the delegation, the stated amount of Thir ty-Five Billion Euros constitutes the
maximum global limit for the face value amount that may be
outstanding at any given time for notes or similar securiti es issued plus the face value issued for all other securities likewise issued under this authorization conferred upon the Board of
Directors. This power may be exercised by the Board of Directors within a period of five years from the date the resolution is adopted by the shareholders at the Shareholders' Meeti ng, after which time any portion thereof that has not been exercised shall be cancelled. It is stated for the record, as provided by Section
111 bis of Law 24 of July 28, 1988 and the Fourth Additional
Provision of Law 26 of July 29, 1988, that the limitation regarding the issuance of debentures set forth in su bsection 1 of Section
282 of the Consolidated Text of the Companies Law shall not
apply to the Bank. To also empower the Board to decide on a
case-by-case b asis the repayment terms for the fixed income securities issued under this aut horization. It may use the
withdrawal means referred to in subsections a), b), and c) of
Section 306 of the Consolidated text of the Companies Law; To also empower the Board of Directors so that when it so deems advisable, and subject to obtaining the necessary official
authorizations and, as appropriate, the a pproval of the pertinent
Syndicates of Holders of the securities, it may modif y the
conditions for repayment of the fixed income securities which have been issued and the respective terms thereof and the interest rate, if any, accruin g for each issuance under the foregoing authorization; The Board of Directors is authorized to delegate to the Executive Committee the powers granted und
		Management	For	For
10.
To approve the incentive plan for 185 managers of Abbey National
Plc linked to fulfillment of the 2005-2007 objectives, which is structured as the delivery of up to a maximum of 3,150,000 shares of Banco Santander Central Hispano, S.A ., representing
approximately 0.05% of the 6,254,296,579 shares currently maki ng up its share capital. The delivery of the shares, without any consideration or restrictions, will occur, if appropriate, in 2008, upon verification of ac hievement of the objectives associated with the plan, pursuant to the followin g rules: (i) Achieving in fiscal year 2007 an attributable net profit of at le ast 890 million pounds sterling and income of at least 2,800 million pounds st erling; upon the achievement of both objectives, the aforementioned maximum of 3,150,000 shares would be delivered; (ii) If, instead of the objectives set f orth in paragraph (i) above, 850 million and 2,750 million pounds sterling in attributable net profit and income, respectively, are achieved in fiscal year 2007, up to 75% of the number of shares initially provided, i.e., 2,362,500 s hares, would be delivered; (iii) In the event that amounts between the amount s contemplated in paragraphs (i) and (ii) above are obtained, a linear matrix progression would be applied combining the degree of achievement of both objec tives, which would entail the delivery of between 2,362,501 and 3,149,999 shar es. (iv) If the minimum amount set forth in paragraph (ii) above is not attain ed for either of the two objectives, no shares will be delivered. The profits and income will be measured by the data corresponding to the
consolidated Abbe y subgroup reflected in the consolidated
accounts of the Santander Group. With out prejudice to the
provisions of a general nature in the following Resolutio n 11, the
Board of Directors is authorized, on the broadest terms allowed by
L aw and with the express power of substitution to the Executive
Committee, to c arry out any acts necessary or merely appropriate to implement the deployment of the incentive plan (including measurement of the extent to which the object ives have been achieved), and may further develop and define, to the extent ne eded, the rules provided for herein. All of the foregoing is deemed to be with out prejudice to the actions of the decision-making bodies of Abbey National P lc. already performed or which are performed in the future in the exercise of any of the powers granted to them within the framework established by this res olution of the shareholders acting at a Meeting to deploy the plan and set, de velop and define the rules thereof, including, by way of example only, the dis tribution of the shares to the recipients or the establishment of rules applic able in the event that one of them leaves the Group prior to the deadline for achieving the objectives.
		Management	For	For
11.
To authorize the Board of Directors to interpret, cure, supplement, carry out and develop the foregoing resolutions, including the adaptation thereof to ver bal or written evaluations of the
Commercial Registry or any other authorities , officials or
institutions which are competent to do so, as well as to comply with whatsoever conditions may be legally required for the
effectiveness ther eof, and particularly to delegate to the
Executive Committee all or a portion of the powers received from the shareholders at this General Meeting by virtue of the
preceding resolutions as well as this resolution; and to authorize
Mr. Emilio Botin-Sanz de Sautuola y Garcia de los Rios, Mr.
Alfredo Saenz Abad, M r. Matias Rodriguez Inciarte, Mr. Ignacio
Benjumea Cabeza de Vaca and Mr. Juan Guitard Marin so that
any of them, severally, and without prejudice to any ot her existing power to record the resolutions in a public instrument, may appea
r before a Notary Public and authorize on behalf of the Bank any public instru ments that may be required or appropriate with respect to the resolutions adop ted by the shareholders at this
General Shareholders' Meeting. In addition, th e foregoing
gentlemen are also severally empowered to carry out the required
f iling of the Annual Accounts and other documentation with the
Commercial Regi stry
		Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	159973	0	29-Jun-2006

TELEFONICA S A
Security	879382109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	20-Jun-2006
ISIN	ES0178430E18	Agenda	700979555 - Management

Item	Proposal	Type	Vote	For/Against Management
I.
Examination and approval, if deemed appropriate, of the Individual
Annual Acco unts, of the Consolidated Financial Statements
Consolidated Annual Accounts and of the Management Report of
both Telefonica, S.A and its Consolidated Grou p of Companies,
as well as of the proposed application of results of Telefonic a,
S.A. and of the management of the Board of Directors thereof, all with resp ect to Fiscal Year 2005
		Management	For	For
II.
Examination and approval, if deemed appropriate, of the Merger
Plan of Telefon ica, S.A. and Telefonica Moviles, S.A. and
approval, as the Merger Balance She et, of the Balance Sheet of
Telefonica, S.A. as of December 31, 2005. Approval of the merger of Telefonica, S.A. and Telefonica Moviles, S.A. through the ab sorption of the latter by the former, with the termination of
Telefonica Movil es, S.A. and the transfer en bloc and as a whole of all of its assets to Telef onica, S.A., with the provision that the exchange of shares will be carried ou t by means of the delivery of treasury shares of Telefonica, S.A., all of the foregoing in compliance with the provisions of the Merger Plan; Application to the merger of the special tax regime set forth in Chapter VIII of
Title VII o f the Restated Text of the Corporate Income Tax Law
Establishment of the proce dure to facilitate the exchange;
Delegation of powers
		Management	For	For
III.1	Re-election of Mr. Carlos Colomer Casellas as a Director	Management	For	For
III.2	Re-election of Mr. Isidro Faine Casas as a Director	Management	For	For
III.3	Re-election of Mr. Alfonso Ferrari Herrero as a Director	Management	For	For
III.4	Re-election of Mr. Luis Lada Diaz as a Director	Management	For	For
III.5	Re-election of Mr. Antonio Massanell Lavilla as a Director	Management	For	For
III.6	Ratification of the interim appointment of Mr. David Arculus as a Director	Management	For	For
III.7	Ratification of the interim appointment of Mr. Peter Erskine as a Director	Management	For	For
III.8	Ratification of the interim appointment of Mr. Julio Linares Lopez as a Direct or	Management	For	For
III.9	Ratification of the interim appointment of Mr. Vitalino Manuel Nafria Aznar as a Director	Management	For	For
IV.	Approval, if appropriate, of a long-term incentive plan consisting of the deli very of shares of and which is linked to changes in the listing price of share s of Telefonica, S.A.	Management	For	For
V.	Authorization to acquire the Company's own shares, directly or through Compani es within the Group	Management	For	For
VI.
Authorization to the Board of Directors to increase the share capital under th e terms and conditions of Section 153.1.b) of the
Business Corporations Law, w ith a delegation of the power to exclude preemptive rights pursuant, in this l atter case, to the provisions of Section 159.2 of the Business Corporations La w
		Management	Against	Against
VII.	Delegation of powers to formalize, interpret, remedy and carry out the resolut ions adopted by the shareholders at the General Shareholders' Meeting	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	396683	0	03-Jul-2006

TELEFONICA, S.A.
Security	879382208	Meeting Type	Annual
Ticker Symbol	TEF	Meeting Date	20-Jun-2006
ISIN		Agenda	932548160 - Management

Item	Proposal		Type	Vote	For/Against Management
01	EXAMINATION AND APPROVAL OF THE INDIVIDUAL ANNUAL ACCOUNTS, OF THE CONSOLIDATED FINANCIAL STATEMENTS AND OF THE MANAGEMENT REPORT OF BOTH TELEFONICA, S.A. AND ITS CONSOLIDATED GROUP OF COMPANIES.*		Management	For	For
02	APPROVAL, IF DEEMED APPROPRIATE, OF THE MERGER PLAN OF TELEFONICA, S.A. AND TELEFONICA MOVILES, S.A.*		Management	For	For
03	DIRECTOR		Management
	1	MR. C.C. CASELLAS*+		For	For
	2	MR. I. FAINE CASAS*+		For	For
	3	MR. A.F. HERRERO*+		For	For
	4	MR. LUIS LADA DIAZ*+		For	For
	5	MR. A.M. LAVILLA*+		For	For
	6	MR. DAVID ARCULUS*#		For	For
	7	MR. PETER ERSKINE*#		For	For
	8	MR. J. LINARES LOPEZ*#		For	For
	9	MR. V.M. NAFRIA AZNAR*#		For	For
04	APPROVAL, IF APPROPRIATE, OF A LONG-TERM INCENTIVE PLAN CONSISTING OF THE DELIVERY OF SHARES OF AND WHICH IS LINKED TO CHANGES IN THE LISTING PRICE OF SHARES OF TELEFONICA, S.A.*		Management	For	For
05	AUTHORIZATION TO ACQUIRE THE COMPANY'S OWN SHARES, DIRECTLY OR THROUGH COMPANIES WITHIN THE GROUP.*		Management	For	For
06
AUTHORIZATION TO THE BOARD OF DIRECTORS TO
INCREASE THE SHARE CAPITAL UNDER THE TERMS AND
CONDITIONS OF SECTION 153.1.B) OF THE BUSINESS
CORPORATIONS LAW, WITH A DELEGATION OF THE POWER
TO EXCLUDE PREEMPTIVE RIGHTS PURSUANT, IN THIS
LATTER CASE, TO THE PROVISIONS OF SECTION 159.2 OF
THE BUSINESS CORPORATIONS LAW.*
			Management	Against	Against
07	DELEGATION OF POWERS TO FORMALIZE, INTERPRET, REMEDY AND CARRY OUT THE RESOLUTIONS ADOPTED BY THE SHAREHOLDERS AT THE MEETING.*		Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
000000006201	61C	502	0	05-Jun-2006	05-Jun-2006

SONY CORP
Security	J76379106	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	22-Jun-2006
ISIN	JP3435000009	Agenda	700990484 - Management

Item	Proposal	Type	Vote	For/Against Management
1	Amend Articles to: Allow Disclosure of Shareholder Meeting Materials on the Internet, Approve Minor Revisions Related to the New Commercial Code; Change of Official Company Location	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	Against	Against
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For
2.8	Appoint a Director	Management	For	For
2.9	Appoint a Director	Management	For	For
2.10	Appoint a Director	Management	For	For
2.11	Appoint a Director	Management	For	For
2.12	Appoint a Director	Management	For	For
2.13	Appoint a Director	Management	For	For
2.14	Appoint a Director	Management	For	For
3	Authorize Use of Stock Options	Other	For	Against
4	Shareholder Proposal: Amend Articles to Require Company to Disclose Individual Director Compensation Amounts to Shareholders	Shareholder	Against	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	71400	0	03-Jul-2006

JAPAN TOBACCO INC.
Security	J27869106	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	23-Jun-2006
ISIN	JP3726800000	Agenda	700947091 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Approve Appropriation of Profits: Term-End Dividend - Ordinary Dividend JPY 9, 000, Corporate Officers' bonuses JPY 119,000,000 (including JPY 20,800,000 to the Corporate Auditors)	Management	For	For
2.	Amend the Articles of Incorporation: Allow Use of Electronic Systems for Publi c Notifications, Approve Revisions Related to the New Commercial Code	Management	For	For
3.1	Elect a Director	Management	Against	Against
3.2	Elect a Director	Management	Against	Against
3.3	Elect a Director	Management	Against	Against
3.4	Elect a Director	Management	Against	Against
3.5	Elect a Director	Management	Against	Against
3.6	Elect a Director	Management	Against	Against
3.7	Elect a Director	Management	Against	Against
3.8	Elect a Director	Management	Against	Against
3.9	Elect a Director	Management	Against	Against
3.10	Elect a Director	Management	Against	Against
4.	Approve Provision of Retirement Allowance for Directors	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	1196	0	26-Jun-2006

HITACHI,LTD.
Security	J20454112	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	27-Jun-2006
ISIN	JP3788600009	Agenda	700947344 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Amend the Articles of Incorporation: Approve Revisions Related to the New Comm ercial Code	Management	For	For
2.1	Elect a Director	Management	Against	Against
2.2	Elect a Director	Management	Against	Against
2.3	Elect a Director	Management	Against	Against
2.4	Elect a Director	Management	Against	Against
2.5	Elect a Director	Management	Against	Against
2.6	Elect a Director	Management	For	For
2.7	Elect a Director	Management	For	For
2.8	Elect a Director	Management	For	For
2.9	Elect a Director	Management	Against	Against
2.10	Elect a Director	Management	Against	Against
2.11	Elect a Director	Management	Against	Against
2.12	Elect a Director	Management	Against	Against
2.13	Elect a Director	Management	Against	Against
2.14	Elect a Director	Management	Against	Against

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	1010000	0	30-Jun-2006

MILLEA HOLDINGS,INC.
Security	J4276P103	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	28-Jun-2006
ISIN	JP3910660004	Agenda	700949374 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Approve Appropriation of Profits: Term-End Dividend - Ordinary Dividend JPY 15 ,000	Management	For	For
2.	Amend the Articles of Incorporation: Approve Revisions Related to the New Comm ercial Code, Allow Use of Electronic Systems for Public Notifications, Decreas e Authorized Capital	Management	For	For
3.1	Elect a Director	Management	Against	Against
3.2	Elect a Director	Management	Against	Against
3.3	Elect a Director	Management	For	For
3.4	Elect a Director	Management	For	For
3.5	Elect a Director	Management	For	For
3.6	Elect a Director	Management	Against	Against
3.7	Elect a Director	Management	Against	Against
3.8	Elect a Director	Management	Against	Against
3.9	Elect a Director	Management	Against	Against
3.10	Elect a Director	Management	Against	Against
3.11	Elect a Director	Management	Against	Against
4.1	Appoint a Corporate Auditor	Management	For	For
4.2	Appoint a Corporate Auditor	Management	For	For
5.	Approve Change in the amount of remuneration to Directors and Corporate Audito rs and determination of remuneration to Directors and Corporate Auditors	Management	Against	Against

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	325	0	03-Jul-2006

NIPPON TELEGRAPH AND TELEPHONE CORPORATION
Security	J59396101	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	28-Jun-2006
ISIN	JP3735400008	Agenda	700949499 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Approve Appropriation of Profits: Term-End Dividend - Ordinary Dividend JPY 3, 000, Corporate Officers' bonuses JPY 69,000,000 (including JPY 17,100,000 to t he Corporate Auditors)	Management	For	For
2.
Amend the Articles of Incorporation: Approve Revisions Related to
the New Comm ercial Code, Allow Company to Repurchase Its
Own Shares, Allow the additional Purchase of Fractional Shares,
Exempt Directors and Corporate Auditors from Li abilities, Limit
Liabilities of Outside Directors and Outside Auditors
		Management	For	For
3.1	Elect a Director	Management	Against	Against
3.2	Elect a Director	Management	Against	Against
3.3	Elect a Director	Management	Against	Against
3.4	Elect a Director	Management	Against	Against
3.5	Elect a Director	Management	Against	Against
3.6	Elect a Director	Management	Against	Against
3.7	Elect a Director	Management	Against	Against
3.8	Elect a Director	Management	Against	Against
3.9	Elect a Director	Management	Against	Against
3.10	Elect a Director	Management	For	For
3.11	Elect a Director	Management	For	For
4.1	Appoint a Corporate Auditor	Management	Against	Against
4.2	Appoint a Corporate Auditor	Management	Against	Against
5.	Appoint Accounting Auditors	Management	Against	Against
6.	Approve Provision of Retirement Allowance for Directors and Corporate Auditors	Management	Against	Against
7.	Amend the Compensation to be received by Directors and Corporate Auditors	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	1882	0	30-Jun-2006

MITSUI SUMITOMO INSURANCE COMPANY,LIMITED
Security	J45174109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	28-Jun-2006
ISIN	JP3888200007	Agenda	700990369 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Approve Appropriation of Profits: Term-End Dividend - Ordinary Dividend JPY 9	Management	For	For
2.	Amend the Articles of Incorporation: Approve Revisions Related to the New Comm ercial Code, Allow Use of Electronic Systems for Public Notifications (Please refer to the attached PDF files.)	Management	For	For
3.1	Appoint a Director	Management	Against	Against
3.2	Appoint a Director	Management	Against	Against
3.3	Appoint a Director	Management	Against	Against
3.4	Appoint a Director	Management	Against	Against
3.5	Appoint a Director	Management	Against	Against
3.6	Appoint a Director	Management	Against	Against
3.7	Appoint a Director	Management	Against	Against
3.8	Appoint a Director	Management	Against	Against
3.9	Appoint a Director	Management	Against	Against
3.10	Appoint a Director	Management	Against	Against
3.11	Appoint a Director	Management	For	For
3.12	Appoint a Director	Management	For	For
3.13	Appoint a Director	Management	For	For
4.1	Appoint a Corporate Auditor	Management	For	For
4.2	Appoint a Corporate Auditor	Management	Against	Against
5.	Appoint a Substitute Corporate Auditor	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	388000	0	23-Jun-2006

DAIICHI SANKYO COMPANY,LIMITED
Security	J11257102	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	29-Jun-2006
ISIN	JP3475350009	Agenda	700947267 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Approve Appropriation of Profits: Term-End Dividend - Ordinary Dividend JPY 25	Management	For	For
2.	Approve Reduction of Legal Reserve	Management	For	For
3.	Amend the Articles of Incorporation: Approve Revisions Related to the New Comm ercial Code, Allow Use of Electronic Systems for Public Notifications	Management	For	For
4.1	Elect a Director	Management	Against	Against
4.2	Elect a Director	Management	Against	Against
4.3	Elect a Director	Management	Against	Against
4.4	Elect a Director	Management	Against	Against
4.5	Elect a Director	Management	Against	Against
4.6	Elect a Director	Management	For	For
4.7	Elect a Director	Management	Against	Against
4.8	Elect a Director	Management	For	For
4.9	Elect a Director	Management	For	For
4.10	Elect a Director	Management	Against	Against
5.1	Appoint a Corporate Auditor	Management	Against	Against
5.2	Appoint a Corporate Auditor	Management	Against	Against
5.3	Appoint a Corporate Auditor	Management	For	For
5.4	Appoint a Corporate Auditor	Management	For	For
6.	Appoint a Substitute Corporate Auditor	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	329638	0	30-Jun-2006

FUJI PHOTO FILM CO LTD
Security	J15036122	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	29-Jun-2006
ISIN	JP3814000000	Agenda	700994228 - Management

Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2	Approve Transfer of Operations to a Wholly-Owned Subsidiary and Create a Holding Company Structure	Other	For	For
3
Amend Articles to: 1 Adopt Reduction of Liability System for
Directors and Auditors, Expand Business Lines, Allow Disclosure
of Shareholder Meeting Materials on the Internet, Allow Use of
Electronic Systems for Public Notifications, Approve Minor
Revisions Related to the New Commercial Code, etc. After the
Transfer, Amend Articles to: 2 Expand Business Lines, Change
Location of the Company, Reduce Board Size.
		Management	For	For
4.1	Appoint a Director	Management	Against	Against
4.2	Appoint a Director	Management	Against	Against
4.3	Appoint a Director	Management	Against	Against
4.4	Appoint a Director	Management	Against	Against
4.5	Appoint a Director	Management	Against	Against
4.6	Appoint a Director	Management	Against	Against
4.7	Appoint a Director	Management	Against	Against
4.8	Appoint a Director	Management	Against	Against
4.9	Appoint a Director	Management	Against	Against
4.10	Appoint a Director	Management	Against	Against
4.11	Appoint a Director	Management	Against	Against
4.12	Appoint a Director	Management	Against	Against
4.13	Appoint a Director	Management	Against	Against
4.14	Appoint a Director	Management	Against	Against
4.15	Appoint a Director	Management	Against	Against
4.16	Appoint a Director	Management	Against	Against
5.1	Appoint a Corporate Auditor	Management	Against	Against
5.2	Appoint a Corporate Auditor	Management	Against	Against
6	Approve Provision of Retirement Allowance for Directors	Management	For	For
7	Approve Provision of Retirement Allowance for Corporate Auditors	Management	Against	Against

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	215400	0	30-Jun-2006

TAKEDA PHARMACEUTICAL CO LTD
Security	J8129E108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	29-Jun-2006
ISIN	JP3463000004	Agenda	700998353 - Management

Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2
Amend Articles to: Allow Disclosure of Shareholder Meeting
Materials on the Internet, Allow Use of Electronic Systems for
Public Notifications, Approve Minor Revisions Related to the New
Commercial Code
		Management	For	For
3.1	Appoint a Director	Management	Against	Against
3.2	Appoint a Director	Management	Against	Against
3.3	Appoint a Director	Management	Against	Against
4	Approve Provision of Retirement Allowance for Directors	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	121100	0	26-Jun-2006

ROHM CO LTD
Security	J65328122	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	29-Jun-2006
ISIN	JP3982800009	Agenda	700999331 - Management

Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2	Amend Articles to: Allow Disclosure of Shareholder Meeting Materials on the Internet, Approve Minor Revisions Related to the New Commercial Code, Expand Business Lines	Management	For	For
3.1	Appoint a Director	Management	Against	Against
4	Amend the Compensation to be Received by Directors	Management	Against	Against

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	27400	0	26-Jun-2006

BANK TOKYO-MITSUBISHI LTD
Security	J44497105	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	29-Jun-2006
ISIN	JP3902900004	Agenda	701002913 - Management

Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2	Approve Reduction of Stated Capital Reserves	Management	For	For
3
Amend Articles to: Adopt Reduction of Liability System for
Directors and Auditors, Allow Company to Repurchase its Own
Shares, Allow Disclosure of Shareholder Meeting Materials on the
Internet, Appoint Independent Auditors , Approve Minor Revisions
Related to the New Commercial Code, Reduce Authorized Capital
		Management	For	For
4.1	Appoint a Director	Management	Against	Against
4.2	Appoint a Director	Management	Against	Against
4.3	Appoint a Director	Management	Against	Against
4.4	Appoint a Director	Management	Against	Against
4.5	Appoint a Director	Management	Against	Against
4.6	Appoint a Director	Management	Against	Against
4.7	Appoint a Director	Management	Against	Against
4.8	Appoint a Director	Management	Against	Against
4.9	Appoint a Director	Management	Against	Against
4.10	Appoint a Director	Management	Against	Against
4.11	Appoint a Director	Management	Against	Against
4.12	Appoint a Director	Management	Against	Against
4.13	Appoint a Director	Management	For	For
4.14	Appoint a Director	Management	For	For
4.15	Appoint a Director	Management	For	For
5	Approve Provision of Retirement Allowance for Directors	Management	Against	Against

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	464	0	30-Jun-2006

ONO PHARMACEUTICAL CO LTD
Security	J61546115	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	29-Jun-2006
ISIN	JP3197600004	Agenda	701004133 - Management

Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2	Amend Articles to: Allow Disclosure of Shareholder Meeting Materials on the Internet, Appoint Independent Auditors , Approve Minor Revisions Related to the New Commercial Code	Management	For	For
3.1	Appoint a Director	Management	Against	Against
3.2	Appoint a Director	Management	Against	Against
3.3	Appoint a Director	Management	Against	Against
3.4	Appoint a Director	Management	Against	Against
3.5	Appoint a Director	Management	Against	Against
3.6	Appoint a Director	Management	Against	Against
3.7	Appoint a Director	Management	Against	Against
3.8	Appoint a Director	Management	Against	Against
3.9	Appoint a Director	Management	Against	Against
4.1	Appoint a Independent Auditor	Management	For	For
5	Approve Provision of Retirement Allowance for Directors	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	67800	0	26-Jun-2006

TAISHO PHARMACEUTICAL CO LTD
Security	J79819108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	29-Jun-2006
ISIN	JP3442800003	Agenda	701008927 - Management

Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2
Amend Articles to: Allow Disclosure of Shareholder Meeting
Materials on the Internet, Appoint Independent Auditors, Approve
Minor Revisions Related to the New Commercial Code, Clarify the
Maximum Number of Directors and Auditors, Expand Business
Lines
		Management	For	For
3.1	Appoint a Director	Management	Against	Against
3.2	Appoint a Director	Management	Against	Against
3.3	Appoint a Director	Management	Against	Against
3.4	Appoint a Director	Management	Against	Against
3.5	Appoint a Director	Management	Against	Against
3.6	Appoint a Director	Management	Against	Against
3.7	Appoint a Director	Management	Against	Against
4.1	Appoint a Corporate Auditor	Management	Against	Against
5	Appoint a Supplementary Auditor	Other	Against	Against
6	Approve Provision of Retirement Allowance for Corporate Auditors	Management	For	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
06201	PEC	201000	0	26-Jun-2006

NORTEL NETWORKS CORPORATION
Security	656568102	Meeting Type	Special
Ticker Symbol	NT	Meeting Date	29-Jun-2006
ISIN		Agenda	932533397 - Management

Item	Proposal		Type	Vote	For/Against Management
01	DIRECTOR		Management
	1	JALYNN H. BENNETT		For	For
	2	DR. MANFRED BISCHOFF		For	For
	3	HON. JAMES B. HUNT, JR.		For	For
	4	JOHN A. MACNAUGHTON		For	For
	5	HON. JOHN P. MANLEY		For	For
	6	RICHARD D. MCCORMICK		For	For
	7	CLAUDE MONGEAU		For	For
	8	HARRY J. PEARCE		For	For
	9	JOHN D. WATSON		For	For
	10	MIKE S. ZAFIROVSKI		For	For
02	THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.		Management	For	For
03	THE RESOLUTION TO APPROVE THE RECONFIRMATION AND AMENDMENT OF NORTEL NETWORKS CORPORATION'S SHAREHOLDER RIGHTS PLAN.		Management	For	For
04
THE SPECIAL RESOLUTION APPROVING AN AMENDMENT
TO NORTEL NETWORKS CORPORATION'S RESTATED
ARTICLES OF INCORPORATION TO CONSOLIDATE ITS
ISSUED & OUTSTANDING COMMON SHARES ON THE BASIS
OF A RATIO WITHIN THE RANGE OF ONE POST-
CONSOLIDATION COMMON SHARE FOR EVERY FOUR PRE-
CONSOLIDATION COMMON SHARES TO ONE POST-
CONSOLIDATION COMMON SHARE FOR EVERY TEN PRE-
CONSOLIDATION COMMON SHARES, WITH THE RATIO TO
BE SELECTED AND IMPLEMENTED BY NORTEL NETWORKS
CORPORATION'S BOARD OF DIRECTORS IN ITS SOLE
DISCRETION, IF AT ALL, AT ANY TIME PRIOR TO APRIL 11,
2007.
			Management	For	For
05	SHAREHOLDER PROPOSAL NO. 1.		Shareholder	Against	For
06	SHAREHOLDER PROPOSAL NO. 2.		Shareholder	Against	For

Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
000000006201	61C	2205805	0	19-Jun-2006	19-Jun-2006

TURNER CORE GROWTH FUND

Vote Summary Report
Jul 01, 2005 - Jun 30, 2006

M Financial

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

- A	Dell Inc. *DELL*		24702R101				35,470

- A	Tidewater Inc. *TDW*		886423102				19,440

- A	National Oilwell Varco Inc. *NOV*		637071101				19,540

08/04/05 - A	Xilinx, Inc. *XLNX*		983919101		06/06/05		6,890
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Willem P. Roelandts --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Richard W. Sevcik, Willem P. Roelandts and affiliated outsiders Philip T. Gianos and John L. Doyle, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Philip T. Gianos and John L. Doyle for standing as affiliated outsiders on key board committees, and from Willem P. Roelandts for serving as both chairman and CEO.

	1.2	Elect Director John L. Doyle --- Withhold
	1.3	Elect Director Jerald G. Fishman --- For
	1.4	Elect Director Philip T. Gianos --- Withhold
	1.5	Elect Director William G. Howard, Jr. --- For
	1.6	Elect Director Harold E. Hughes, Jr. --- For
	1.7	Elect Director J. Michael Patterson --- For
	1.8	Elect Director Richard W. Sevcik --- Withhold
	1.9	Elect Director Elizabeth W. Vanderslice --- For
	2	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

PVS generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

	3	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. PVS does not support the ratification of an auditor if their tenure at a company exceeds seven years.

	4	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

PVS views the debate over the current director election system as useful and timely. A variety of reform measures should be considered. We believe it is important to have a discussion over the merits and flaws of the current director election system in the U.S. The arguments against a majority vote requirement raise serious issues. Therefore, we support the majority vote principle but we believe that boards should have wide latitude in designing a workable standard. If this proposal were presented as a binding agenda item, we would carefully consider the ramifications of implementation. If a company were to receive majority shareholder support on this proposal, we would look to the company to create a workable model for its own election system. In supporting this precatory proposal, we advocate that the director election system give full effect to the shareholder franchise. Perhaps with support for this proposal, coupled with continued debate on election reforms, the director election system can evolve to the next level.

09/20/05 - A	Nike, Inc. *NKE*		654106103		07/25/05		11,660
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Jill K. Conway --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of affiliated outsider Jill K. Conway, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for standing on key board committees.

	1.2	Elect Director Alan B. Graf, Jr. --- For
	1.3	Elect Director Jeanne P. Jackson --- For
	2	Increase Authorized Common Stock	For	Against			Mgmt

We do not support this plan. The number of additional authorized common shares sought in this bundled proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	3	Approve Executive Incentive Bonus Plan	For	Against			Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan's annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	4	Amend Omnibus Stock Plan	For	Against			Mgmt

We do not support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 14.71%, which exceeds our guidelines. Proposals that add to a company's VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company's earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Nike, Inc. should follow suit, to better reflect the company's true earnings and provide additional discipline against overuse.

	5	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. PVS does not support the ratification of an auditor if their tenure at a company exceeds seven years.

09/21/05 - A	Global Payments, Inc. *GPN*		37940X102		08/05/05		9,120
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director Paul R. Garcia --- Withhold

The director nominees do not meet our guidelines. We will WITHHOLD votes from Paul R. Garcia for serving as both chairman and CEO. We will also WITHHOLD votes from Audit Committee members Gerald J. Wilkins and Michael W. Trapp for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director Michael W. Trapp --- Withhold
	1.3	Elect Director Gerald J. Wilkins --- Withhold

10/14/05 - S	C.H. Robinson Worldwide, Inc. *CHRW*		12541W100		09/13/05		14,150
	1	Approve Stock Split	For	For			Mgmt

Considering the company's recent stock price information, this proposal appears to be in shareholders' best interests. PVS notes that the current number of authorized common shares is not sufficient to affect the proposed stock split. However, the requested increase in authorized common shares below is excessive and is 57,500,000 shares above the allowable cap for the company.

	2	Increase Authorized Common Stock	For	For			Mgmt

While the number of additional authorized common shares sought in this proposal exceeds our guidelines, this increase is sought for a specific purpose, that of effecting a two-for-one stock split. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, based on the company's share price of $60.29, we believe this is a reasonable request.

11/02/05 - A	Coach, Inc. *COH*		189754104		09/14/05		21,210
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Joseph Ellis --- For

We will vote FOR the director nominees with the exception of Lew Frankfort, from whom we will WITHHOLD votes for serving as both chairman and CEO. We will also WITHHOLD votes from the entire Audit Committee for neglecting to include auditor ratification on the proxy ballot.        Note, we will not be withholding votes from Audit Committee member Ivan Menezes, as he is a new director nominee.

	1.2	Elect Director Lew Frankfort --- Withhold
	1.3	Elect Director Gary Loveman --- Withhold
	1.4	Elect Director Ivan Menezes --- For
	1.5	Elect Director Irene Miller --- Withhold
	1.6	Elect Director Keith Monda --- For
	1.7	Elect Director Michael Murphy --- Withhold
	2	Amend Executive Incentive Bonus Plan	For	Against			Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan's annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

11/08/05 - A	Automatic Data Processing, Inc. *ADP*		053015103		09/09/05		36,550
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Gregory D. Brenneman --- For

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Arthur F. Weinbach, Gary C. Butler and affiliated outsiders Henry Taub, Frederic V. Malek, Harvey M. Krueger, Ann Dibble Jordan and Leon G. Cooperman, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Frederic V. Malek, Ann Dibble Jordan and Leon G. Cooperman for standing as affiliated outsiders on key board committees, and from Arthur F. Weinbach for serving as both chairman and CEO.

	1.2	Elect Director Leslie A. Brun --- For
	1.3	Elect Director Gary C. Butler --- Withhold
	1.4	Elect Director Leon G. Cooperman --- Withhold
	1.5	Elect Director R. Glenn Hubbard --- For
	1.6	Elect Director John P. Jones --- For
	1.7	Elect Director Ann Dibble Jordan --- Withhold
	1.8	Elect Director Harvey M. Krueger --- Withhold
	1.9	Elect Director Frederic V. Malek --- Withhold
	1.10	Elect Director Henry Taub --- Withhold
	1.11	Elect Director Arthur F. Weinbach --- Withhold
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

11/09/05 - A	Microsoft Corp. *MSFT*		594918104		09/09/05		189,820
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director William H. Gates, III --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Steven A. Ballmer, William H. Gates, III and affiliated outsiders Jon A. Shirley and David F. Marquardt, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from David F. Marquardt for standing as an affiliated outsider on the Nominating Committee, and from William H. Gates, III for serving as a non-independent board chairman.

	1.2	Elect Director Steven A. Ballmer --- Withhold
	1.3	Elect Director James I. Cash Jr. --- For
	1.4	Elect Director Dina Dublon --- For
	1.5	Elect Director Raymond V. Gilmartin --- For
	1.6	Elect Director A. Mclaughlin Korologos --- For
	1.7	Elect Director David F. Marquardt --- Withhold
	1.8	Elect Director Charles H. Noski --- For
	1.9	Elect Director Helmut Panke --- For
	1.10	Elect Director Jon A. Shirley --- Withhold
	2	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. PVS does not support the ratification of an auditor if their tenure at a company exceeds seven years.

11/17/05 - S	PacifiCare Health Systems, Inc.		695112102		10/11/05		11,370
	1	Approve Merger Agreement	For	For			Mgmt

Conclusion        We conclude that the sensible strategic rationale and the market premium outweigh the potential negative effects of the change-in-control payments. We acknowledge the fact that shareholders are faced with a difficult choice ' vote against an otherwise attractive merger, or ratify by implication the arguably excessive compensation awarded to key executives in the past. At the end of the day, we believe that all of the positive factors of the proposed merger tip the scales in favor of approving the merger. Therefore, we will support the merger.

	2	Adjourn Meeting	For	For			Mgmt
Given the narrow scope of this proposal, and our support for the merger discussed in Item 1, we will support this proposal.

12/01/05 - S	Valero Energy Corp. *VLO*		91913Y100		11/02/05		14,180
	1	Increase Authorized Common Stock	For	For			Mgmt

While the requested increase of 600,000,000 shares sought in this proposal exceeds our guidelines, this increase is needed to effect the announced stock split. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, we believe the issuance of shares for purposes of the stock split is a reasonable request that warrants support.

02/08/06 - A	Starbucks Corp. *SBUX*		855244109		12/01/05		42,240
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Howard P. Behar --- For
We will vote FOR the director nominees with the exception of James G. Shennan, Jr., from whom we will WITHHOLD votes for standing as an affiliated outsider on key board committees.
	1.2	Elect Director James G. Shennan, Jr --- Withhold
	1.3	Elect Director Myron E. Ullman, III --- For
	1.4	Elect Director Craig E. Weatherup --- For
	1.5	Elect Director James L. Donald --- For
	1.6	Elect Director Javier G. Teruel --- For
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Declassify the Board of Directors	For	For			Mgmt
PVS commends management for submitting this proposal, which demonstrates a commitment to shareholders' interests.

02/23/06 - A	Joy Global, Inc. *JOYG*		481165108		01/06/06		29,385
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Steven L. Gerard --- Withhold

We will vote FOR the director nominees with the exception of John Nils Hanson, from whom we will WITHHOLD votes for serving as both chairman and CEO. We will also WITHHOLD votes from Steven L. Gerard for serving on an excessive number of boards, and from the entire Audit Committee for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director John Nils Hanson --- Withhold
	1.3	Elect Director Ken C. Johnsen --- For
	1.4	Elect Director James R. Klauser --- Withhold
	1.5	Elect Director Richard B. Loynd --- For
	1.6	Elect Director P. Eric Siegert --- Withhold
	1.7	Elect Director James H. Tate --- Withhold

03/06/06 - A	Whole Foods Market, Inc. *WFMI*		966837106		01/09/06		16,410
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director David W. Dupree --- For

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider John P. Mackey and affiliated outsiders Dr. John B. Elstrott, Hass Hassan and Dr. Ralph Z. Sorenson, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Dr. John B. Elstrott and Dr. Ralph Z. Sorenson for standing as affiliated outsiders on key board committees, and from John P. Mackey for serving as both chairman and CEO.

	1.2	Elect Director John B. Elstrott --- Withhold
	1.3	Elect Director Gabrielle E. Greene --- For
	1.4	Elect Director Hass Hassan --- Withhold
	1.5	Elect Director John P. Mackey --- Withhold
	1.6	Elect Director Linda A. Mason --- For
	1.7	Elect Director Morris J. Siegel --- For
	1.8	Elect Director Ralph Z. Sorenson --- Withhold
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Reduce Supermajority Vote Requirement	For	For			Mgmt
Taft-Hartley Advisory Services supports any reduction of a company's voting requirements, even if the change is simply a lower supermajority.
	4	Report on Energy Efficiency	Against	For			ShrHoldr

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. In this case, while Taft-Hartley Advisory Services notes that Whole Foods has made the largest purchase of wind credits in the U.S. or Canada, we feel that the requested report would provide enhance disclosure regarding this issue.

	5	Report on Toxic Substances	Against	For			ShrHoldr

While Taft-Hartley Advisory Services commends the the company for its improved disclosure on BPA, we feel that the requested report would provide better understanding of the company's past and future initiatives, and ensure the company's commitment to address shareholders' concerns regarding this issue, we will support this proposal.

	6	Amend Vote Requirements to Amend Articles/Bylaws/Charter	Against	Against			ShrHoldr

As noted above, Taft-Hartley Advisory Services maintains that a simple majority of voting shares should be sufficient to effect changes in a company's corporate governance. Therefore, we support the general idea of the shareholder proposal. However, in this case management has submitted a proposal to reduce the vote requirement for actions, including amendments to the articles. As such, we feel that this proposal is unnecessary in light of the fact that the board has substantially addressed the concerns brought forth in the shareholder proposal.

03/07/06 - A	QUALCOMM Inc. *QCOM*		747525103		01/06/06		57,490
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director Richard C. Atkinson --- Withhold

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from affiliated outsiders Richard C. Atkinson, Peter M. Sacerdote and Marc I. Stern for lack of a two-thirds majority independent board, and for standing on key board committees. We will also WITHHOLD votes from the entire slate of director nominees for extending the term of the company's poison pill without shareholder approval.

	1.2	Elect Director Diana Lady Dougan --- Withhold
	1.3	Elect Director Peter M. Sacerdote --- Withhold
	1.4	Elect Director Marc I. Stern --- Withhold
	2	Declassify the Board and Eliminate Cumulative Voting	For	For			Mgmt

On a standalone basis, Taft-Hartley Advisory Services would: (a) recommend shareholders support the proposal to declassify the board; and (b) recommend shareholders vote against the proposal to eliminate cumulative voting. Though Taft-Hartley Advisory Services is opposed to bundled proposal, we believe that on balance this bundled proposal is beneficial to shareholders. In cases where the corporate certificate currently provides for cumulative voting, Taft-Hartley Advisory Services does not believe it is necessary to remove the provision. However, we feel that the ability to elect directors is the single most important use of the shareholder franchise. Taft-Hartley Advisory Services believes that all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. As such, we will support this proposal.

	3	Amend Omnibus Stock Plan	For	Against			Mgmt

We do not support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 14.96%, which exceeds our guidelines. Proposals that add to a company's VPD can potentially dilute the voting interests of common shareholders.

	4	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

	5	Adjourn Meeting	For	Against			Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

03/09/06 - A	TD Ameritrade Holdings Corp. *AMTD*		03074K100		01/26/06		41,660
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director W. Edmund Clark --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders W. Edmund Clark, Joseph H. Moglia and affiliated outsider Thomas S. Ricketts, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board.

	1.2	Elect Director Michael D. Fleisher --- For
	1.3	Elect Director Glenn H. Hutchins --- For
	1.4	Elect Director Joseph H. Moglia --- Withhold
	1.5	Elect Director Thomas S. Ricketts --- Withhold
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Amend Omnibus Stock Plan	For	For			Mgmt
We support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 7.84%, which meets our guidelines.
	4	Other Business	For	Against			Mgmt
As we cannot know the content of these issues, we do not support this request.

03/15/06 - A	Hewlett-Packard Co. *HPQ*		428236103		01/17/06		42,890
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director P.C. Dunn --- For

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Mark V. Hurd, Robert P. Wayman and affiliated outsiders Richard A. Hackborn and Dr. George A. Keyworth II, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Dr. George A. Keyworth II for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director L.T. Babbio, Jr. --- For
	1.3	Elect Director S.M. Baldauf --- For
	1.4	Elect Director R.A. Hackborn --- Withhold
	1.5	Elect Director J.H. Hammergren --- For
	1.6	Elect Director M.V. Hurd --- Withhold
	1.7	Elect Director G.A. Keyworth Ii --- Withhold
	1.8	Elect Director T.J. Perkins --- For
	1.9	Elect Director R.L. Ryan --- For
	1.10	Elect Director L.S. Salhany --- For
	1.11	Elect Director R.P. Wayman --- Withhold
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Approve Executive Incentive Bonus Plan	For	Against			Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan's annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	4	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Taft-Hartley Advisory Services advocates that the director election system give full effect to the shareholder franchise. We feel that the company's current policy that directors who receive a majority of withhold votes tender their resignation is a move toward a more democratic voting process. However, we do not believe that HP's resignation policy offers a sufficient alternative to the proposed majority voting standard. Further, with regard to management's concern that the proposal does not consider potential board vacancies or hold-overs, Taft-Hartley Advisory Services notes that the precatory proposal allows the board the flexibility to determine whether a plurality vote standard may be appropriate in certain circumstances. Taft-Hartley Advisory Services feels that support for this proposal, coupled with continued debate on election reforms, will allow the director election system to evolve to the next level.

	5	Claw-Back of Payments under Restatement	Against	Against			ShrHoldr

The proponents supporting argument with regard to Carley Fiorina's compensation speaks to severance packages and bears no relevance to the unearned bonuses addressed by the clawback proposal. Additionally, Taft-Hartley Advisory Services notes that there is no history of chronic restatements or fraudulent activity by the company. Taft-Hartley Advisory Services believes that the company has in place a reasonable clawback policy which requires the board to: (a) review of performance-based compensation to senior executives following a restatement and (b) seek to recoup all such bonuses to senior executives whose fraud or misconduct resulted in such restatement. As such, Taft-Hartley Advisory Services will vote AGAINST this proposal.

03/22/06 - A	Applied Materials, Inc. *AMAT*		038222105		01/27/06		145,840
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Michael H. Armacost --- Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Michael R. Splinter and James C. Morgan, and affiliated outsiders Philip V. Gerdine and Michael H. Armacost from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Philip V. Gerdine and Michael H. Armacost for standing as affiliated outsiders on key board committees, and from James C. Morgan for serving as a non-independent board chair.

	1.2	Elect Director Deborah A. Coleman --- For
	1.3	Elect Director Philip V. Gerdine --- Withhold
	1.4	Elect Director Thomas J. Iannotti --- For
	1.5	Elect Director Charles Y.S. Liu --- For
	1.6	Elect Director James C. Morgan --- Withhold
	1.7	Elect Director Gerhard H. Parker --- For
	1.8	Elect Director Willem P. Roelandts --- For
	1.9	Elect Director Michael R. Splinter --- Withhold
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

03/31/06 - S	Companhia Vale Do Rio Doce		204412209		03/15/06		14,050
Meeting for Holders of ADRs
1
TO APPROVE THE TERMS, CONDITIONS AND REASONS (THE PROTOCOLO E JUSTIFICACAO ) FOR THE MERGER OF ALL THE SHARES OF THE CAPITAL STOCK OF CAEMI - MINERACAO E METALURGIA S.A. (CAEMI)) INTO THE ASSETS OF CVRD IN ORDER TO CONVERT THE FORMER INTO A WHOLLY-OWNED
			For	For			Mgmt

Based on the fact that the company already holds 100 percent of the voting capital and 40 percent of the non-voting capital of Caemi, and given the acceptable dilution of 7.59 percent, this incorporation would have no significant impact on shareholder value, as it would merely simplify CVRD's accounts and streamline operations by assuring its full control over the company. In addition, with the merger, CVRD's shareholders would benefit from full exposure to the assets of Caemi and from the advantages of the synergies between the two companies. The shareholders of Caemi would start to enjoy these synergies and the benefits arising from CVRD's high potential for profitable growth, highly diversified portfolio of world-class assets, very well-structured dividend policy, and shares with voting rights and abundant liquidity on Bovespa and on the New York Stock Exchange. On this basis, shareholders should support these resolutions.

	2	TO RATIFY THE APPOINTMENT OF THE EXPERTS WHO PREPARED THE VALUE APPRAISAL OF THE PREFERRED SHARES ISSUED BY CAEMI TO BE MERGED INTO CVRD ASSETS.	For	For			Mgmt
	3	TO DECIDE ON THE APPRAISAL REPORT, PREPARED BY THE EXPERTS.	For	For			Mgmt
	4	TO APPROVE THE MERGER OF ALL OF THE SHARES ISSUED BY CAEMI INTO THE ASSETS OF THE CVRD.	For	For			Mgmt
5
TO APPROVE CVRD CAPITAL INCREASE WITHIN THE ISSUANCE OF 64,151,361 PREFERRED CLASS A SHARES, TO BE PAID-IN WITH THE SHARES OF CAEMI TO BE MERGED INTO THE COMPANY S ASSETS, AND THE CONSEQUENT CHANGE OF THE CAPUT OF ARTICLE 5 OF THE CVRD S BY-LAWS.
			For	For			Mgmt

04/18/06 - A	Mellon Financial Corp. *MEL*		58551A108		02/10/06		64,630
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Paul L. Cejas --- For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of affiliated outsider Seward Prosser Mellon, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board.

	1.2	Elect Director Seward Prosser Mellon --- Withhold
	1.3	Elect Director Mark A. Nordenberg --- For
	1.4	Elect Director W.E. Strickland, Jr. --- For
	2	Approve Non-Employee Director Restricted Stock Plan	For	Against			Mgmt

We do not support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 12.85%, which exceeds our guidelines. Proposals that add to a company's VPD can potentially dilute the voting interests of common shareholders.

	3	Amend Vote Requirements to Amend Articles/Bylaws/Charter	Against	For			ShrHoldr

Taft-Hartley Advisory Services commends the company for making the commitment to declassify the board at next year's annual meeting. However, we maintain that simple majority of voting shares should be sufficient to effect major transactions and changes in a company's corporate governance. Requiring more than a simple majority may permit management to entrench itself by blocking initiatives that are in shareholders' best interests. Taft-Hartley Advisory Services supports any reduction of a company's voting requirements, even if the change is simply a lower supermajority.

	4	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.         We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

04/19/06 - A	Burlington Northern Santa Fe Corp. *BNI*		12189T104		02/28/06		15,050
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director A.L. Boeckmann --- For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Matthew K. Rose and affiliated outsiders Edward E. Whitacre, Jr., J. Steven Whisler, Robert H. West, Marc J. Shapiro, Roy S. Roberts and Vilma S. Martinez, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Edward E. Whitacre, Jr., J. Steven Whisler, Robert H. West, Marc J. Shapiro and Roy S. Roberts for standing as affiliated outsiders on key board committees, and from Matthew K. Rose for serving as both chairman and CEO.

	1.2	Elect Director D.G. Cook --- For
	1.3	Elect Director V.S. Martinez --- Withhold
	1.4	Elect Director M.F. Racicot --- For
	1.5	Elect Director R.S. Roberts --- Withhold
	1.6	Elect Director M.K. Rose --- Withhold
	1.7	Elect Director M.J. Shapiro --- Withhold
	1.8	Elect Director J.C. Watts, Jr --- For
	1.9	Elect Director R.H. West --- Withhold
	1.10	Elect Director J.S. Whisler --- Withhold
	1.11	Elect Director E.E. Whitacre, Jr. --- Withhold
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Amend Omnibus Stock Plan	For	For			Mgmt
We support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 8.64%, which meets our guidelines.
	4	Amend Executive Incentive Bonus Plan	For	Against			Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan's annual individual award limit exceeds our guidelines for cash-based executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	5	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Taft-Hartley Advisory Services advocates that the director election system give full effect to the shareholder franchise. We feel that the company's current policy that directors who receive a majority of withhold votes tender their resignation is a move toward a more democratic voting process. However, in a case where a company has in place unfavorable governance provisions, as indicated above, we do not believe the resignation policy is a sufficient alternative to the proposed majority voting standard. The company's current resignation policy in the context of the plurality voting standard would allow director nominees to be elected despite minimal shareholder support. Further, with regard to management's concern that the proposal does not consider potential board vacancies, Taft-Hartley Advisory Services notes that the precatory proposal allows the board the flexibility to determine whether a plurality vote standard may be appropriate in certain circumstances. Taft-Hartley Advisory Services feels that support for this proposal, coupled with continued debate on election reforms, will allow the director election system to evolve to the next level.

	6	Separate Chairman and CEO Positions	Against	For			ShrHoldr

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company's business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may become chairman.

04/19/06 - A		UBS AG *UBS*	H8920M855	03/17/06			0
1		Annual Report of the auditor for 2005	For	Split			Mgmt
2		Appropriation of retained earnings dividend for 2005	For	Split			Mgmt
3		Discharge the members of the Board of of of Directors	For	Split			Mgmt
4A1		Re-elect Director Rolf A. Meyer	For	Split			Mgmt
4A2		Re-elect Director Ernesto Bertarelli	For	Split			Mgmt
4B1		Elect Director Gabrielle Kaufmann- Kohler	For	Split			Mgmt
4B2		Elect Director Joerg Wolle	For	Split			Mgmt
4A		Elect Auditor	For	Split			Mgmt
4B		Elect Special Auditor	For	Split			Mgmt
5A		Cancel repurchase program under 2005/2006 share program	For	Split			Mgmt
5B		Approve share repurchase program for 2006/2007	For	Split			Mgmt
5C		One-time payout in the form of a par value repayment	For	Split			Mgmt
5D		Share split	For	Split			Mgmt
5E1		Amend articles of incorporation	For	Split			Mgmt
5E2		Reduce the threshold for agenda item requests	For	Split			Mgmt
6		Create conditional capital	For	Split			Mgmt

04/20/06 - A		Genentech, Inc. *DNA*	368710406	02/22/06			0
1		Elect Directors	For	Split			Mgmt
1.1		Elect Director Herbert W. Boyer
1.2		Elect Director William M. Burns
1.3		Elect Director Erich Hunziker
1.4		Elect Director Jonathan K.C. Knowles
1.5		Elect Director Arthur D. Levinson
1.6		Elect Director Debra L. Reed
1.7		Elect Director Charles A. Sanders
	2	Amend Employee Stock Plan	For	Split			Mgmt
	3	Ratify Auditors	For	Split			Mgmt

04/24/06 - A	American Express Co. *AXP*		025816109		02/28/06		35,840
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Daniel F. Akerson --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Kenneth I. Chenault and affiliated outsiders Daniel F. Akerson, Charlene Barshefsky, Vernon E. Jordan, Jr. and Frank P. Popoff, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Daniel F. Akerson and Frank P. Popoff for standing as affiliated outsiders on key board committees, from Kenneth I. Chenault for serving as both chairman and CEO, and from director nominee Frank Popoff for questions surrounding his service on the Qwest board and its compensation committee.

	1.2	Elect Director Charlene Barshefsky --- Withhold
	1.3	Elect Director Ursula M. Burns --- For
	1.4	Elect Director Kenneth I. Chenault --- Withhold
	1.5	Elect Director Peter Chernin --- For
	1.6	Elect Director Peter R. Dolan --- For
	1.7	Elect Director Vernon E. Jordan, Jr. --- Withhold
	1.8	Elect Director Jan Leschly --- For
	1.9	Elect Director Richard A. McGinn --- For
	1.10	Elect Director Edward D. Miller --- For
	1.11	Elect Director Frank P. Popoff --- Withhold
	1.12	Elect Director Robert D. Walter --- For
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Limit/Prohibit Executive Stock-Based Awards	Against	Against			ShrHoldr

Taft-Hartley Advisory Services does not support the wholesale elimination of a particular type of compensation award, in addition the company has committed to not repricing stock options without shareholder approval.

	4	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Taft-Hartley Advisory Services advocates that the director election system give full effect to the shareholder franchise. We feel that the company's current policy that directors who receive a majority of withhold votes tender their resignation is a move toward a more democratic voting process. However, the company's current resignation policy in the context of the plurality voting standard would allow director nominees to be elected despite minimal shareholder support. Further, with regard to management's concern that the proposal does not consider potential board vacancies, Taft-Hartley Advisory Services notes that the precatory proposal allows the board the flexibility to determine whether a plurality vote standard may be appropriate in certain circumstances. Taft-Hartley Advisory Services feels that support for this proposal, coupled with continued debate on election reforms, will allow the director election system to evolve to the next level.

	5	Exclude Reference to Sexual Orientation from the Company's EEO Statement	Against	Against			ShrHoldr

Therefore, considering potential benefits that may be associated with American Express' existing policy, and the absence of information suggesting that there are significant costs or negative impacts associated with including reference to sexual orientation in the EEO statement, we will not support this resolution.

	6	Company-Specific -- Reimbursement of Expenses for Certain Shareholder-Nominated Director Candidates	Against	For			ShrHoldr

Taft-Hartley Advisory Services will support the adoption of this proposal. Though we believe the proponent's proposed reimbursement formula could be simplified, Taft-Hartley Advisory Services believes the adoption of this proposal would be a net positive for all shareholders. We believe this proposal could lessen the free rider problem by lowering the economic disincentive for some institutional shareholders to pursue proxy contests at poorly performing firms which could potentially benefit all shareholders. Though short-slate contested elections have become more successful over the past two seasons, we believe lowering the economic barriers for would-be dissidents would infuse greater accountability into the director election process.

04/26/06 - A	Chicago Mercantile Exchange Holdings, Inc. *CME*		167760107		03/01/06		5,480
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Dennis H. Chookaszian --- For
The director nominees meet our guidelines.
	1.2	Elect Director Martin J. Gepsman --- For
	1.3	Elect Director Elizabeth Harrington --- For
	1.4	Elect Director Leo Melamed --- For
	1.5	Elect Director Alex J. Pollock --- For
	1.6	Elect Director Myron S. Scholes --- For
	1.7	Elect Director William R. Shepard --- For
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.         We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

04/26/06 - A	General Electric Co. *GE*		369604103		02/27/06		184,394
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director James I. Cash, Jr. --- For

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Robert C. Wright, Jeffrey R. Immelt and Sir William M. Castell, and affiliated outsiders Douglas A. Warner, III, Roger S. Penske and Claudio X. Gonzalez, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Douglas A. Warner, III and Claudio X. Gonzalez for standing as affiliated outsiders on key board committees, from Jeffrey R. Immelt for serving as both chairman and CEO, and from Claudio X. Gonzalez for serving on an excessive number of boards.

	1.2	Elect Director Sir William M. Castell --- Withhold
	1.3	Elect Director Ann M. Fudge --- For
	1.4	Elect Director Claudio X. Gonzalez --- Withhold
	1.5	Elect Director Jeffrey R. Immelt --- Withhold
	1.6	Elect Director Andrea Jung --- For
	1.7	Elect Director Alan G. Lafley --- For
	1.8	Elect Director Robert W. Lane --- For
	1.9	Elect Director Ralph S. Larsen --- For
	1.10	Elect Director Rochelle B. Lazarus --- For
	1.11	Elect Director Sam Nunn --- For
	1.12	Elect Director Roger S. Penske --- Withhold
	1.13	Elect Director Robert J. Swieringa --- For
	1.14	Elect Director Douglas A. Warner, III --- Withhold
	1.15	Elect Director Robert C. Wright --- Withhold
	2	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

	3	Restore or Provide for Cumulative Voting	Against	For			ShrHoldr

We will support this item. Taft-Hartley Advisory Services believes that cumulative voting is an important tool in the protection of shareholders' rights, and the promotion of management accountability.

	4	Adopt Policy on Overboarded Directors	Against	For			ShrHoldr

Although the company maintains a policy regarding overboarded directors, the policy permits the maintenance of current directors who exceed these limits if the board determines that such director's service on the board would not be impaired. In fact, the company has already made an exception with regard to director Claudio Gonzalez, who sits on over six other public company boards. The proponent's request would not allow the company to bypass or alter these limits without shareholder approval. Therefore, we believe that the proponent's request represents a preferable policy framework from a shareholder's perspective. As such, we will support this shareholder proposal.

	5	Company-Specific -- One Director from the Ranks of the Retirees	Against	Against			ShrHoldr

Taft-Hartley Advisory Services believes that director nominees who are best qualified and who have the relevant experience should serve as directors for the interests of all shareholders and as such the director selection process should not be limited to a certain type of director. This proposal would limit the board's nominating committee from selecting the best director candidates. As such, we will not support this item.

	6	Separate Chairman and CEO Positions	Against	For			ShrHoldr

Two major components at the top of every public company are the running of the board, and the executive responsibilities of running of the company's business. Without doubt, there should be a clear division between the head of the company, and the chair of the board. When there is no clear division of independence between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may chair the board.

	7	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Taft-Hartley Advisory Services advocates that the director election system give full effect to the shareholder franchise. Further, with regard to management's concern that the proposal does not consider potential board vacancies, Taft-Hartley Advisory Services notes that the precatory proposal allows the board the flexibility to determine whether a plurality vote standard may be appropriate in certain circumstances. Taft-Hartley Advisory Services feels that support for this proposal, coupled with continued debate on election reforms, will allow the director election system to evolve to the next level.

	8	Report on Environmental Policies	Against	Against			ShrHoldr

While Taft-Hartley Advisory Services would encourage the company to continue to evaluate and disclose information on its policies and strategic directions, we believe the scope of the report requested in this resolution would be excessively burdensome for the company to produce. As such, we will not support this resolution.

04/26/06 - A	NII Holdings, Inc. *NIHD*		62913F201		03/21/06		53,880
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Carolyn Katz --- For
The director nominees meet our guidelines.
	1.2	Elect Director Donald E. Morgan --- For
	1.3	Elect Director George A. Cope --- For
	2	Increase Authorized Common Stock	For	Against			Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, Taft-Hartley Advisory Services will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	3	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.         We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	4	Adjourn Meeting	For	Against			Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

04/26/06 - A	T. Rowe Price Group, Inc. *TROW*		74144T108		02/24/06		33,680
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Edward C. Bernard --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Brian C. Rogers, George A. Roche, James A.C. Kennedy, Edward C. Bernard and affiliated outsiders Anne Marie Whittemore and Donald B. Hebb, Jr., from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Anne Marie Whittemore and Donald B. Hebb, Jr. for standing as affiliated outsiders on key board committees, and from George A. Roche for serving as both chairman and CEO.

	1.2	Elect Director James T. Brady --- For
	1.3	Elect Director J. Alfred Broaddus, Jr. --- For
	1.4	Elect Director Donald B. Hebb, Jr. --- Withhold
	1.5	Elect Director James A.C. Kennedy --- Withhold
	1.6	Elect Director George A. Roche --- Withhold
	1.7	Elect Director Brian C. Rogers --- Withhold
	1.8	Elect Director Dr. Alfred Sommer --- For
	1.9	Elect Director Dwight S. Taylor --- For
	1.10	Elect Director Anne Marie Whittemore --- Withhold
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Other Business	For	Against			Mgmt
As we cannot know the content of these issues, we do not support this request.

04/26/06 - A	Textron Inc. *TXT*		883203101		03/03/06		12,790
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Lewis B. Campbell --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Lewis B. Campbell, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for serving as both chairman and CEO.

	1.2	Elect Director Lawrence K. Fish --- For
	1.3	Elect Director Joe T. Ford --- For
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Report on Depleted Uranium Weapons Components	Against	For			ShrHoldr

In view of the scope and complexity of issues surrounding the long-term implications of DU products and given that the company can prepare such a report at a reasonable cost while also omitting any proprietary information, we believe that this proposal is in the best interests of shareholders. As such, we will support this proposal.

	4	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Taft-Hartley Advisory Services advocates that the director election system give full effect to the shareholder franchise. Taft-Hartley Advisory Services notes that the proposal is not intended to limit the judgment of the board. The board would retain the discretion to address the status of incumbent directors who failed to receive a majority vote under a majority vote standard, and whether a plurality vote standard would be more appropriate in director elections when the number of director nominees exceeds the available board seats.

04/27/06 - A	Apple Computer, Inc. *AAPL*		037833100		02/28/06		33,840
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Fred D. Anderson --- For
The director nominees meet our guidelines.
	1.2	Elect Director William V. Campbell --- For
	1.3	Elect Director Millard S. Drexler --- For
	1.4	Elect Director Albert A. Gore, Jr. --- For
	1.5	Elect Director Steven P. Jobs --- For
	1.6	Elect Director Arthur D. Levinson, Ph.D. --- For
	1.7	Elect Director Jerome B. York --- For
	2	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

	3	Report on Computer Recycling Policy	Against	For			ShrHoldr

As Apple Computer does disclose some information on its policies related to its recycling and take-back program initiatives, and believes that "producers should provide a means to facilitate environmentally friendly recycling of their products at the end of electronic products' useful life", we do not believe it will be prohibitively costly or unduly burdensome for the company to produce the report as requested in this proposal. As such, we will support this shareholder proposal.

04/27/06 - A	Broadcom Corp. *BRCM*		111320107		02/28/06		67,725
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director George L. Farinsky --- For

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Henry Samueli, Scott A. McGregor and affiliated outsiders Werner F. Wolfen and Alan E. Ross, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Werner F. Wolfen for standing as an affiliated outsider on key board committees, and from Henry Samueli for serving as a non-independent board chair.

	1.2	Elect Director Maureen E. Grzelakowski --- For
	1.3	Elect Director Nancy H. Handel --- For
	1.4	Elect Director John Major --- For
	1.5	Elect Director Scott A. McGregor --- Withhold
	1.6	Elect Director Alan E. Ross --- Withhold
	1.7	Elect Director Henry Samueli --- Withhold
	1.8	Elect Director Robert E. Switz --- For
	1.9	Elect Director Werner F. Wolfen --- Withhold
	2	Amend Articles/Bylaws/Charter-Non-Routine	For	Against			Mgmt

We do not support this plan. Though the deletion of rights, preferences and privileges of the preferred stock would not have an adverse effect on shareholders, the number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, Taft-Hartley Advisory Services will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	3	Establish Range For Board Size	For	For			Mgmt
Taft-Hartley Advisory Services believes that the proposed change is relatively minor and that it is not motivated by a desire to entrench management.
	4	Amend Non-Employee Director Omnibus Stock Plan	For	Against			Mgmt

We do not support this plan. The plan allows for the repricing of underwater stock options without shareholder approval. We believe repricing reduces the incentive value of the plan by undermining the concept that stock options is intended to be a long-term incentive. In addition, the company's potential Voting Power Dilution (VPD) for all incentive plans is 45.28% which exceeds our guidelines. Proposals that add to a company's VPD can potentially dilute the voting interests of common shareholders.

	5	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

04/27/06 - A	Corning Inc. *GLW*		219350105		02/27/06		62,040
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director James B. Flaws --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Peter F. Volanakis, James R. Houghton and James B. Flaws, and affiliated outsider James J. O'Connor, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from James J. O'Connor for standing as an affiliated outsider on key board committees, and from James R. Houghton for serving as a non-independent board chair.

	1.2	Elect Director James R. Houghton --- Withhold
	1.3	Elect Director James J. O'Connor --- Withhold
	1.4	Elect Director Deborah D. Rieman --- For
	1.5	Elect Director Peter F. Volanakis --- Withhold
	1.6	Elect Director Padmasree Warrior --- For
	2	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

Taft-Hartley Advisory Services approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the offering period is reasonable, and there are limitations on participation.

	3	Amend Executive Incentive Bonus Plan	For	Against			Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan's annual individual award limit exceeds our guidelines for based executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	4	Approve Non-Employee Director Omnibus Stock Plan	For	Against			Mgmt

We do not support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 14.22%, which exceeds our guidelines. Proposals that add to a company's VPD can potentially dilute the voting interests of common shareholders.

	5	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

	6	Declassify the Board of Directors	Against	For			ShrHoldr

Taft-Hartley Advisory Services supports shareholder proposals calling for the repeal of a company's classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Managers generally believe that staggered boards provide continuity, but empirical evidence has suggested that such a structure is not in shareholders' best interests from a financial perspective. We, therefore, support the declassification of a company's board.

04/27/06 - A	Humana Inc. *HUM*		444859102		03/06/06		13,050
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director David A. Jones, Jr. --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Michael B. McCallister and affiliated outsiders David A. Jones, Jr. and W. Ann Reynolds, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from W. Ann Reynolds for standing as an affiliated outsider on key board committees, and from David A. Jones, Jr. for serving as a non-independent board chair.

	1.2	Elect Director Frank A. D' Amelio --- For
	1.3	Elect Director W. Roy Dunbar --- For
	1.4	Elect Director Kurt J. Hilzinger --- For
	1.5	Elect Director Michael B. McCallister --- Withhold
	1.6	Elect Director James J. O'Brien --- For
	1.7	Elect Director W. Ann Reynolds --- Withhold
	1.8	Elect Director James O. Robbins --- For
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Amend Omnibus Stock Plan	For	For			Mgmt
We support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 9.74%, which meets our guidelines.

04/27/06 - A	Valero Energy Corp. *VLO*		91913Y100		03/01/06		38,030
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Jerry D. Choate --- For

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider William R. Klesse and affiliated outsider Susan Kaufman Purcell, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Susan Kaufman Purcell for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director William R. Klesse --- Withhold
	1.3	Elect Director Donald L. Nickles --- For
	1.4	Elect Director Susan Kaufman Purcell --- Withhold
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

04/28/06 - A	Merrill Lynch & Co., Inc. *MER*		590188108		02/27/06		40,710
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Alberto Cribiore --- For
We will vote FOR the director nominees with the exception of Aulana L. Peters, from whom we will WITHHOLD votes for standing as an affiliated outsider on the Compensation Committee.
	1.2	Elect Director Aulana L. Peters --- Withhold
	1.3	Elect Director Charles O. Rossotti --- For
	2	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

	3	Restore or Provide for Cumulative Voting	Against	For			ShrHoldr

We will support this item. Taft-Hartley Advisory Services believes that cumulative voting is an important tool in the protection of shareholders' rights, and the promotion of management accountability.

	4	Compensation- Director Compensation	Against	Against			ShrHoldr

Taft-Hartley Advisory Services believes the proponent's request to annually seek shareholder approval for every future director compensation package is overly burdensome and offers little value to shareholders. Furthermore, the proposal does not seek to address the real issue - runaway CEO compensation.

	5	Review Executive Compensation	Against	For			ShrHoldr

In the U.K. where shareholders have the right to cast a non-binding advisory vote on a company's "directors remuneration report", Taft-Hartley Advisory Services' recent analysis shows that unfavorable votes occur to a small percentage of companies and that shareholders exercise their votes judiciously. Taft-Hartley Advisory Services believes that the advisory vote would allow shareholders to have a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. Taft-Hartley Advisory Services encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. Taft-Hartley Advisory Services believes that such a process will provide companies with useful information concerning shareholders' view on compensation practices and executive pay packages.

05/01/06 - A	The Boeing Co. *BA*		097023105		03/03/06		25,390
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director John H. Biggs --- For

We will vote FOR the director nominees with the exception of Rozanne L. Ridgway and John E. Bryson, from whom we will WITHHOLD votes for standing as affiliated outsiders on key board committees. We will also WITHHOLD votes from W. James McNerney, Jr. for serving as both chairman and CEO.

	1.2	Elect Director John E. Bryson --- Withhold
	1.3	Elect Director Linda Z. Cook --- For
	1.4	Elect Director William M. Daley --- For
	1.5	Elect Director Kenneth M. Duberstein --- For
	1.6	Elect Director John F. McDonnell --- For
	1.7	Elect Director W. James McNerney, Jr. --- Withhold
	1.8	Elect Director Richard D. Nanula --- For
	1.9	Elect Director Rozanne L. Ridgway --- Withhold
	1.10	Elect Director Mike S. Zafirovski --- For
	2	Approve Executive Incentive Bonus Plan	For	Against			Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan's annual individual award limit has the potential to exceed our guidelines for executive incentive programs due to its open-ended, unlimited nature. In years where there are substantial operating cash flows, the individual award limit parameters prescribed by the plan would not keep payouts to executives within our $2 million individual award limit. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	3	Amend Omnibus Stock Plan	For	Against			Mgmt

We do not support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 11.18%, which exceeds our guidelines. Proposals that add to a company's VPD can potentially dilute the voting interests of common shareholders.

	4	Reduce Supermajority Vote Requirement	For	For			Mgmt
Taft-Hartley Advisory Services supports any reduction of a company's voting requirements, even if the change is simply a lower supermajority.
	5	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

	6	Develop a Human Rights Policy	Against	For			ShrHoldr

In light of the serious human rights concerns in a number of the countries where the company operates and the fact that the company does not currently have a publicly-available code of conduct that references international labor standards, we believe that this step of publicly endorsing these international labor standards will benefit the company and its shareholders. In our opinion, full endorsement of the ILO principles should help to minimize controversies which may lead to financial liability while at the same time enhancing the company's global brand name and strengthening its public commitment to uphold the highest labor standards for its global operations.

	7	Develop Ethical Criteria for Military Contracts	Against	For			ShrHoldr

In view of the scope and complexity of the long-term implications of involvement in various weapons programs and the fact that the report, prepared at reasonable cost while also omitting any proprietary information, would not expose the company to significant competitive or financial risks, we feel this proposal is in the best economic interests of shareholders and will support this request in light of the substantial upside to shareholder knowledge which could be gained by producing a report of this kind.

	8	Report on Charitable Contributions	Against	For			ShrHoldr

The company currently complies with all federal and state regulations that require disclosure of charitable contributions for public scrutiny. As a matter of policy, however, Taft-Hartley Advisory Services generally supports all shareholder requests seeking additional disclosure within reason. Our guidelines state that we will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. Given that Boeing already discloses a significant amount of the information requested by the proponent on its corporate website, in the 2004 corporate citizenship report and through other public sources, we do not believe it will be prohibitively costly or onerous for the company to gather the information requested and present it in a report to shareholders. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

	9	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Taft-Hartley Advisory Services advocates that the director election system give full effect to the shareholder franchise. Taft-Hartley Advisory Services views director election reform as a multi-year, multi-step process. Taft-Hartley Advisory Services' approach to the issue will likely evolve over time as the marketplace advances the debate. We feel that the company's current policy that directors who receive a majority of withhold votes tender their resignation is a move toward a more democratic voting process. However, we do not believe that this resignation policy is a sufficient alternative to the proposed majority voting standard. Taft-Hartley Advisory Services feels that support for this proposal, coupled with continued debate on election reforms, will allow the director election system to evolve to the next level.

	10	Separate Chairman and CEO Positions	Against	For			ShrHoldr

Two major components at the top of every public company are the running of the board, and the executive responsibilities of running of the company's business. Without doubt, there should be a clear division between the head of the company, and the chair of the board. When there is no clear division of independence between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. We support this proposal to separate the chairman and CEO and to provide that only independent directors may chair the board.

05/02/06 - A	Alcon Inc. *ACL*		H01301102		03/23/06		9,500
Meeting for Holders of ADRs
	1	APPROVAL OF THE 2005 ANNUAL REPORT AND ACCOUNTS OF ALCON, INC. AND THE 2005 CONSOLIDATED FINANCIAL STATEMENTS OF ALCON, INC. AND SUBSIDIARIES	For	For			Mgmt
We support this routine item in Switzerland.
	2	APPROPRIATION OF AVAILABLE EARNINGS AND PROPOSED DIVIDEND TO SHAREHOLDERS FOR THE FINANCIAL YEAR 2005	For	For			Mgmt

We use a minimum payout ratio of 30 percent and a maximum of 100 percent as benchmarks to trigger further analysis. Based on the increase in dividend and the payout ratio, which meets our minimum standard, we will vote in favor of the allocation of income resolution.

	3	DISCHARGE OF THE MEMBERS OF THE BOARD OF DIRECTORS FOR THE FINANCIAL YEAR 2005	For	For			Mgmt

Granting discharge is a standard request in Switzerland and is generally granted unless a shareholder states a specific reason for withholding discharge and intends to undertake legal action. We are aware of no such concerns at Alcon, and, as a result, Taft-Hartley Advisory Services will vote for the board's proposal.

	4	ELECTION OF KPMG KLYNVELD PEAT MARWICK GOERDELER SA, ZURICH, AS GROUP AND PARENT COMPANY AUDITORS	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.         We support this item.

	5	ELECTION OF ZENSOR REVISIONS AG, ZUG, AS SPECIAL AUDITORS	For	For			Mgmt
We support this item.
	6	ELECTION TO THE BOARD OF DIRECTORS OF PHIL GEIER	For	For			Mgmt

At Alcon, only 50 percent of the board consists of independent directors. As a result, Taft-Hartley Advisory Services will vote in favor of independent non-executive directors Phil Geier and Joe Weller and against non-independent non-executive director Paul Polman.

	7	ELECTION TO THE BOARD OF DIRECTORS OF PAUL POLMAN	For	Against			Mgmt
	8	ELECTION TO THE BOARD OF DIRECTORS OF JOE WELLER	For	For			Mgmt
	9	APPROVAL OF SHARE CANCELLATION	For	For			Mgmt

Share buybacks benefit shareholders by boosting the trading price and returning surplus capital. Additionally, repurchases usually improve the efficiency of the balance sheet, which may also enhance returns over the long-term. In keeping with our support for the share repurchase program, we will vote for this item as well.

05/02/06 - A	Allergan, Inc. *AGN*		018490102		03/15/06		9,660
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Herbert W. Boyer --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider David E.I. Pyott and affiliated outsider Herbert W. Boyer, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Herbert W. Boyer for standing as an affiliated outsider on the Nominating Committee, and from David E.I. Pyott for serving as both chairman and CEO.

	1.2	Elect Director Robert A. Ingram --- For
	1.3	Elect Director David E.I. Pyott --- Withhold
	1.4	Elect Director Russell T. Ray --- For
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Amend Non-Employee Director Omnibus Stock Plan	For	Against			Mgmt

We do not support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 10.12%, which exceeds our guidelines. Proposals that add to a company's VPD can potentially dilute the voting interests of common shareholders.

	4	Approve Executive Incentive Bonus Plan	For	Against			Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan's annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

05/02/06 - A	Consol Energy, Inc. *CNX*		20854P109		03/07/06		17,660
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director John Whitmire --- For
The director nominees meet our guidelines.
	1.2	Elect Director Patricia A. Hammick --- For
	1.3	Elect Director J. Brett Harvey --- For
	1.4	Elect Director David C. Hardesty, Jr. --- For
	1.5	Elect Director James E. Altmeyer, Sr. --- For
	1.6	Elect Director John T. Mills --- For
	1.7	Elect Director William E. Davis --- For
	1.8	Elect Director William P. Powell --- For
	1.9	Elect Director Raj K. Gupta --- For
	1.10	Elect Director Joseph T. Williams --- For
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.         We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

05/02/06 - A	Starwood Hotels & Resorts Worldwide, Inc. *HOT*		85590A203		03/14/06		28,490
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Steven J. Heyer --- Withhold

We will vote FOR director nominee Lizanne Galbreath, and WITHHOLD votes from affiliated outsider Daniel W. Yih for standing on key board committees. We will also WITHHOLD votes from insider Steven J. Heyer, affiliated outsider Daniel W. Yih and independent outsiders Charlene Barshefsky, Jean-Marc Chapus, Bruce W. Duncan, Eric Hippeau, Stephen R. Quazzo, Thomas O. Ryder and Kneeland C. Youngblood for failure to implement a majority-approved shareholder proposal on confidential voting.

	1.2	Elect Director Charlene Barshefsky --- Withhold
	1.3	Elect Director Jean-Marc Chapus --- Withhold
	1.4	Elect Director Bruce W. Duncan --- Withhold
	1.5	Elect Director Lizanne Galbreath --- For
	1.6	Elect Director Eric Hippeau --- Withhold
	1.7	Elect Director Stephen R. Quazzo --- Withhold
	1.8	Elect Director Thomas O. Ryder --- Withhold
	1.9	Elect Director Daniel W. Yih --- Withhold
	1.10	Elect Director Kneeland C. Youngblood --- Withhold
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

05/03/06 - A	PepsiCo, Inc. *PEP*		713448108		03/10/06		57,260
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director John F. Akers --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Indra K. Nooyi, Steven S. Reinemund, Michael D. White and affiliated outsiders John F. Akers, Robert E. Allen, Sharon Percy Rockefeller and Franklin A. Thomas, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from John F. Akers, Robert E. Allen, Sharon Percy Rockefeller and Franklin A. Thomas for standing as affiliated outsiders on key board committees, and from Steven S. Reinemund for serving as both chairman and CEO.

	1.2	Elect Director Robert E. Allen --- Withhold
	1.3	Elect Director Dina Dublon --- For
	1.4	Elect Director Victor J. Dzau, M.D. --- For
	1.5	Elect Director Ray L. Hunt --- For
	1.6	Elect Director Alberto Ibarguen --- For
	1.7	Elect Director Arthur C. Martinez --- For
	1.8	Elect Director Indra K. Nooyi --- Withhold
	1.9	Elect Director Steven S. Reinemund --- Withhold
	1.10	Elect Director Sharon Percy Rockefeller --- Withhold
	1.11	Elect Director James J. Schiro --- For
	1.12	Elect Director Franklin A. Thomas --- Withhold
	1.13	Elect Director Cynthia M. Trudell --- For
	1.14	Elect Director Daniel Vasella --- For
	1.15	Elect Director Michael D. White --- Withhold
	2	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

	3	Publish Political Contributions	Against	Against			ShrHoldr

Though Taft-Hartley Advisory Services believes in transparency for shareholders as a matter of good corporate governance, we believe the potential costs associated with the requested report would be overly burdensome for the company. As such, we will vote against this request.

	4	Report on Charitable Contributions	Against	For			ShrHoldr

The company currently complies with all federal and state regulations that require disclosure of charitable contributions for public scrutiny. We note that the laws that govern a company's political activities and this particular company's commitment to employees' rights regarding political activities are stringent enough to ensure political nonpartisanship. As a matter of policy, however, Taft-Hartley Advisory Services generally supports all shareholder requests seeking additional disclosure within reason. Our guidelines state that we will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. We do not believe this proposal attempts to micromanage the company's operations and is reasonable enough for management to implement. As such, we will support this resolution.

05/04/06 - A	EMC Corp. *EMC*		268648102		03/06/06		123,160
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Gail Deegan --- For

We will vote FOR the director nominees with the exception of Compensation Committee members Alfred M. Zeien and Windle B. Priem, from whom we will WITHHOLD votes for executive compensation practices that are inconsistent with shareholders best interests.

	1.2	Elect Director Olli-Pekka Kallasvuo --- For
	1.3	Elect Director Windle B. Priem --- Withhold
	1.4	Elect Director Alfred M. Zeien --- Withhold
	2	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

	3	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Taft-Hartley Advisory Services advocates that the director election system give full effect to the shareholder franchise. Taft-Hartley Advisory Services views director election reform as a multi-year, multi-step process. Taft-Hartley Advisory Services' approach to the issue will likely evolve over time as the marketplace advances the debate. We feel that the company's current policy that directors who receive a majority of withhold votes tender their resignation is a move toward a more democratic voting process. Further, with regard to management's concern that the shareholder proposal does not provide guidance with respect to director holdover situations, Taft-Hartley Advisory Services notes that the precatory proposal allows the board the flexibility to determine whether a plurality vote standard may be appropriate in certain circumstances. However, we do not believe that this resignation policy is a sufficient alternative to the proposed majority voting standard. Taft-Hartley Advisory Services feels that support for this proposal, coupled with continued debate on election reforms, will allow the director election system to evolve to the next level.

	4	Performance-Based and/or Time-Based Equity Awards	Against	For			ShrHoldr

Taft-Hartley Advisory Services supports the establishment of a pay-for-superior performance standard in the company's executive compensation plan, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for mediocre performance. This proposal mandates that the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and that awards be received when the company's performance exceeds the median or mean performance of the peer group companies. We believe this method of compensation demonstrates a strong commitment to the actual promotion of shareholder value rather than simply rewarding management for average performance. Given the principle of pay for performance (and the potential for excessive pay untied to superior results), we believe this is a worthy proposal which sends management a clear message on the responsible and proper use of incentive compensation in conjunction with performance.

	5	Declassify the Board of Directors	Against	For			ShrHoldr

Taft-Hartley Advisory Services supports shareholder proposals calling for the repeal of a company's classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Managers generally believe that staggered boards provide continuity, but empirical evidence has suggested that such a structure is not in shareholders' best interests from a financial perspective. We, therefore, support the declassification of a company's board.

	6	Limit Composition of Committee(s) to Independent Directors	Against	For			ShrHoldr

We believe that implementation of this proposal incorporating the independence definition proposed above, which is stricter than some measures, will help ensure that the directors serving on the audit committee will be free from potential conflicts and most effectively guarantee the integrity of the company's financial statements. As such, we will support this proposal.

05/04/06 - A	Freeport-McMoRan Copper & Gold Inc. *FCX*		35671D857		03/07/06		26,050
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Robert J. Allison, Jr. --- For

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider James R. Moffett and affiliated outsiders Robert A. Day, J. Bennett Johnston, Bobby Lee Lackey, Gabrielle K. McDonald, B. M. Rankin, Jr., J. Stapleton Roy and J. Taylor Wharton, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Robert A. Day, Bobby Lee Lackey and J. Taylor Wharton for standing as affiliated outsiders on key board committees, and from James R. Moffett for serving as a non-independent board chair.

	1.2	Elect Director Robert A. Day --- Withhold
	1.3	Elect Director Gerald J. Ford --- For
	1.4	Elect Director H.Devon Graham, Jr. --- For
	1.5	Elect Director J. Bennett Johnston --- Withhold
	1.6	Elect Director Bobby Lee Lackey --- Withhold
	1.7	Elect Director Gabrielle K. McDonald --- Withhold
	1.8	Elect Director James R. Moffet --- Withhold
	1.9	Elect Director B.M. Rankin, Jr. --- Withhold
	1.10	Elect Director J. Stapleton Roy --- Withhold
	1.11	Elect Director J. Taylor Wharton --- Withhold
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Approve Omnibus Stock Plan	For	Against			Mgmt

We do not support this plan. Although the potential Voting Power Dilution (VPD) for all incentive plans of 9.28% meets our guidelines, this plan has a share exercise price that is less than full market value. We oppose plans that reflect an exercise price less than full fair market value as it offers poor incentive for management and employees to build shareholder value.

	4	Review Payment Policy to Indonesian Military	Against	For			ShrHoldr

In this case, Taft-Hartley Advisory Services acknowledges the proponents' concerns related to this issue and the tragedy that served as the impetus for filing the proposal at the company. Although ceasing all payments to the Indonesian military in the region at this time may be a hindrance to the company's operations, we believe support of this proposal will send a strong message to management that it needs to step up the investigations of this attack, which can help insure the prevention of similar human rights violations in the future. We concur with management that the proposal could initially impose a strenuous cost to the company for a variety of reasons including the elimination of protection for the company's investments and employees and conflicts within international politics and laws, but by investigating the root causes of the attack, the company is preventing the reoccurrence of such an attack again, and as a result, shareholder value can benefit from the proposal in the long-term. Considering the scope and complexity of this issue, Taft-Hartley Advisory Services believes that the company needs to take further steps to protect the people involved in the Papua operations. Involvement of the FBI and governmental agencies can also help insure that proper investigative practices are being followed, and that diplomatic policies are in place to help protect employees of all companies working within the region. The possibility of the Indonesian military's involvement in the attack also mandates an exhaustive investigation into the matter. Although this proposal could potentially yield additional costs to the company in the near term, we believe the long-ranging benefits will far outweigh these costs in the long run. Therefore, we will vote FOR this proposal.

05/04/06 - A	Teva Pharmaceutical Industries		881624209		03/27/06		18,090
Meeting for Holders of ADRs
	1	TO RECEIVE AND DISCUSS THE COMPANY S CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2005 AND THE CONSOLIDATED STATEMENTS OF INCOME FOR THE YEAR THEN ENDED.	For	For			Mgmt
We support this routine item.
	2	TO APPROVE THE BOARD OF DIRECTORS RECOMMENDATION THAT THE CASH DIVIDEND FOR THE YEAR ENDED DECEMBER 31, 2005 BE DECLARED FINAL.	For	For			Mgmt

We use a minimum of 30 percent and a maximum of 100 percent as benchmarks to trigger further analysis. Given the acceptable payout ratio and the lack of controversy, we see no reason to oppose this item.

	3	TO APPOINT PROF. GABRIELA SHALEV AS A STATUTORY INDEPENDENT DIRECTOR FOR AN ADDITIONAL TERM OF THREE YEARS.	For	For			Mgmt
These are routine Israeli board elections that merit shareholder support.
	4	TO ELECT THE FOLLOWING DIRECTOR TO SERVE FOR A THREE-YEAR TERM: DR. PHILLIP FROST	For	For			Mgmt
	5	TO ELECT THE FOLLOWING DIRECTOR TO SERVE FOR A THREE-YEAR TERM: CARLO SALVI	For	For			Mgmt
	6	TO ELECT THE FOLLOWING DIRECTOR TO SERVE FOR A THREE-YEAR TERM: DAVID SHAMIR	For	For			Mgmt
	7	TO APPROVE THE PURCHASE OF DIRECTOR S AND OFFICER S LIABILITY INSURANCE FOR THE DIRECTORS AND OFFICERS OF THE COMPANY.	For	Against			Mgmt
Given the excessive liability and indemnification allowed under Israeli law, this item does not merit shareholder support.
	8	TO APPROVE AN AMENDMENT TO SECTION 60(E) OF THE COMPANY S ARTICLES OF ASSOCIATION.	For	For			Mgmt
As the company's proposal does not restrict access to the ballot, and may offer a second means for shareholders to gain access to the ballot, shareholder support is warranted.
	9	TO APPROVE AN INCREASE IN THE REMUNERATION PAID TO THE DIRECTORS OF THE COMPANY (OTHER THAN THE CHAIRMAN OF THE BOARD).	For	For			Mgmt
We support this item.
	10	TO APPOINT KESSELMAN & KESSELMAN, AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND DETERMINE THEIR COMPENSATION.	For	For			Mgmt
We support this item.

05/05/06 - A	Advanced Micro Devices, Inc. *AMD*		007903107		03/06/06		56,710
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director Hector de J. Ruiz --- Withhold

We will vote FOR the director nominees with the exception of Leonard M. Silverman, from whom we will WITHHOLD votes for standing as an affiliated outsider on key board committees. We will also WITHHOLD votes from Hector de J. Ruiz for serving as both chairman and CEO.

	1.2	Elect Director W. Michael Barnes --- Withhold
	1.3	Elect Director Bruce L. Claflin --- Withhold
	1.4	Elect Director H. Paulett Eberhart --- Withhold
	1.5	Elect Director Robert B. Palmer --- Withhold
	1.6	Elect Director Leonard M. Silverman --- Withhold
	1.7	Elect Director Morton L. Topfer --- Withhold
	2	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

	3	Amend Omnibus Stock Plan	For	Against			Mgmt

We do not support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 15.38%, which exceeds our guidelines. Proposals that add to a company's VPD can potentially dilute the voting interests of common shareholders.

	4	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

Taft-Hartley Advisory Services generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

	5	Approve Executive Incentive Bonus Plan	For	Against			Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan's annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

05/05/06 - A	Peabody Energy Corp. *BTU*		704549104		03/15/06		12,192
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director Gregory H. Boyce --- Withhold

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from insider Gregory H. Boyce and affiliated outsider Henry E. Lentz for lack of a two-thirds majority independent board. We will also WITHHOLD votes from the entire slate of director nominees for failure to implement the proposals to declassify the board and require a majority vote for director elections.

	1.2	Elect Director William E. James --- Withhold
	1.3	Elect Director Robert B. Karn, III --- Withhold
	1.4	Elect Director Henry E. Lentz --- Withhold
	1.5	Elect Director Blanche M. Touhill, Ph.D. --- Withhold
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Increase Authorized Common Stock	For	Against			Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, Taft-Hartley Advisory Services will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	4	Establish Other Board Committee	Against	For			ShrHoldr

Taft-Hartley Advisory Services notes that a majority of shares outstanding voted in favor of a 2005 shareholder proposal requiring a majority vote for director elections. To date, the board has not taken action to implement the majority vote. Additionally, 57 percent of shares outstanding voted in favor of a 2005 shareholder proposal to declassify the board. To date, the board has not taken necessary actions to establish a declassified board. Taft-Hartley Advisory Services believes that this proposal is reasonable, and that it will help facilitate communication between the shareholders and the board. Additionally, this proposal will encourage future action by the board when necessary.

	5	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Taft-Hartley Advisory Services advocates that the director election system give full effect to the shareholder franchise. Taft-Hartley Advisory Services views director election reform as a multi-year, multi-step process. Taft-Hartley Advisory Services' approach to the issue will likely evolve over time as the marketplace advances the debate. We feel that the company's current policy that directors who receive a majority of withhold votes tender their resignation is a move toward a more democratic voting process. Further, with regard to management's concern that the shareholder proposal does not provide guidance with respect to director holdover situations, Taft-Hartley Advisory Services notes that the precatory proposal allows the board the flexibility to determine whether the majority vote standard may not be appropriate in certain circumstances. However, we do not believe that this resignation policy is a sufficient alternative to the proposed majority voting standard. Taft-Hartley Advisory Services feels that support for this proposal, coupled with continued debate on election reforms, will allow the director election system to evolve to the next level.

	6	Declassify the Board of Directors	Against	For			ShrHoldr

Taft-Hartley Advisory Services supports shareholder proposals calling for the repeal of a company's classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Managers generally believe that staggered boards provide continuity, but empirical evidence has suggested that such a structure is not in shareholders' best interests from a financial perspective. We, therefore, support the declassification of a company's board.

	7	Report on Water Pollution Policy	Against	For			ShrHoldr

Given that Peabody does disclose some information related to the use and pollution of ground and surface water sources on its website and has committed to providing a more detailed discussion in its corporate and social responsibility report later this year, Taft-Hartley Advisory Services believes that it would not be prohibitively costly or unduly burdensome for the company to produce the report as requested in this proposal. We believe that support of this shareholder proposal shall improve public perception of the company, assist shareholders in identifying the company's environmental performance, risk, and liability, the access to which we consider a right of shareholders. Therefore, we support this request.

05/09/06 - A	Kinder Morgan, Inc. *KMI*		49455P101		03/10/06		15,890
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Richard D. Kinder --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Ted A. Gardner, and WITHHOLD votes from insider Richard D. Kinder and affiliated outsiders William J. Hybl and Edward H. Austin, Jr. for lack of a two-thirds majority independent board. We will also WITHHOLD votes from William J. Hybl and Edward H. Austin, Jr. for standing as affiliated outsiders on key board committees, and from Richard D. Kinder for serving as both chairman and CEO.

	1.2	Elect Director Edward H. Austin, Jr . --- Withhold
	1.3	Elect Director William J. Hybl --- Withhold
	1.4	Elect Director Ted A. Gardner --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt
We support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 4.74%, which meets our guidelines.
	3	Approve Nonqualified Employee Stock Purchase Plan	For	For			Mgmt

Taft-Hartley Advisory Services generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

	4	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

Taft-Hartley Advisory Services generally supports broad-based employee stock purchase plans as a means of linking shareholder interests with those of company employees. This plan qualifies as an employee stock purchase plan under Section 423 of the Internal Revenue Code. This plan has a reasonable employee purchasing cap and contains a predetermined offering period. As such, this ESPP meets our guidelines.

	5	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

05/09/06 - A	Prudential Financial Inc *PRU*		744320102		03/10/06		28,040
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Frederic K. Becker --- For
The director nominees meet our guidelines.
	1.2	Elect Director Gordon M. Bethune --- For
	1.3	Elect Director James G. Cullen --- For
	1.4	Elect Director William H. Gray, III --- For
	1.5	Elect Director Jon F. Hanson --- For
	1.6	Elect Director Constance J. Homer --- For
	1.7	Elect Director James A. Unruh --- For
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Eliminate or Restrict Severance Agreements (Change-in-Control)	Against	For			ShrHoldr

In conclusion, we believe that the cap suggested by the proponent of 2.99 times base salary and bonus is widely considered as the standard threshold level of severance payments for senior executives that should be subject to a shareholder vote. The definition of severance benefits also includes the value of accelerated equity, which often contributes to a significant portion of severance payments. Additionally, since the proponent's proposal does not require that shareholder approval be obtained prior to the drafting of severance agreements, we do not believe that adoption of this proposal would unduly hinder the company's ability to negotiate such agreements with potential executives. Taft-Hartley Advisory Services believes that shareholders should have a voice in lucrative good-bye packages.

05/09/06 - A	Weatherford International Ltd *WFT*		G95089101		03/10/06		35,040
Meeting for Holders of ADRs
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Nicholas F. Brady --- For
We will vote FOR the director nominees with the exception of Bernard J. Duroc-Danner, from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director William E. Macaulay --- For
	1.3	Elect Director David J. Butters --- For
	1.4	Elect Director Robert B. Millard --- For
	1.5	Elect Director Bernard J. Duroc-Danner --- Withhold
	1.6	Elect Director Robert K. Moses, Jr. --- For
	1.7	Elect Director Sheldon B. Lubar --- For
	1.8	Elect Director Robert A. Rayne --- For
	2	Ratify Auditors	For	For			Mgmt
We support this item.
	3	APPROVAL OF THE WEATHERFORD INTERNATIONAL LTD. 2006 OMNIBUS INCENTIVE PLAN.	For	For			Mgmt
We support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 8.51%, which meets our guidelines.
4
APPROVAL OF AN INCREASE IN THE COMPANY S AUTHORIZED SHARE CAPITAL FROM $510,000,000, CONSISTING OF 500,000,000 COMMON SHARES AND 10,000,000 PREFERENCE SHARES, TO $1,010,000,000, BY THE CREATION OF 500,000,000 ADDITIONAL COMMON SHARES.
			For	Against			Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, Taft-Hartley Advisory Services will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

05/10/06 - A	Caremark Rx, Inc. *CMX*		141705103		03/31/06		17,130
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director C. David Brown, II --- For

The director nominees meet our guidelines.        Note, we will not be withholding votes from Audit Committee member Michael D. Ware for neglecting to include auditor ratification on the proxy ballot, as he is a new director nominee.

	1.2	Elect Director Harris Diamond --- For
	1.3	Elect Director C.A. Lance Piccolo --- For
	1.4	Elect Director Michael D. Ware --- For
	2	Report Policies For Political Contributions	Against	For			ShrHoldr

We note that Caremark briefly discusses the right of employees to be involved in the political process as private citizens in its Code of Conduct; as well as information regarding the company's oversight and accountability procedures. However, there is no detailed information available about the company's general business rationale for its contributions or the administration of the company's PAC. Taft-Hartley Advisory Services believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

05/10/06 - A	Gilead Sciences, Inc. *GILD*		375558103		03/22/06		38,420
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Paul Berg --- For
We will vote FOR the director nominees with the exception of Etienne F. Davignon, from whom we will WITHHOLD votes standing as an affiliated outsider on the Nominating Committee.
	1.2	Elect Director John F. Cogan --- For
	1.3	Elect Director Etienne F. Davignon --- Withhold
	1.4	Elect Director James M. Denny --- For
	1.5	Elect Director John W. Madigan --- For
	1.6	Elect Director John C. Martin --- For
	1.7	Elect Director Gordon E. Moore --- For
	1.8	Elect Director Nicholas G. Moore --- For
	1.9	Elect Director Gayle E. Wilson --- For
	2	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

	3	Amend Omnibus Stock Plan	For	Against			Mgmt

We do not support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 13.65%, which exceeds our guidelines. Proposals that add to a company's VPD can potentially dilute the voting interests of common shareholders.

	4	Approve Executive Incentive Bonus Plan	For	Against			Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan's annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	5	Increase Authorized Common Stock	For	Against			Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, Taft-Hartley Advisory Services will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	6	Report on Impact of HIV/AIDS, TB, and Malaria Pandemics	Against	For			ShrHoldr

Taft-Hartley Advisory Services notes that the company's disclosure on policies and topics related to the HIV/AIDS, TB, and Malaria pandemics is not as comprehensive or readily available to the public as many other companies in the industry. While Gilead does participate in certain research efforts, cooperative studies, and subsidy programs, the limited level of disclosure on these issues makes it difficult to determine specifically how the company is addressing concerns associated with this health crisis and potential impact that such decisions may have on shareholder value. Taft-Hartley Advisory Services believes the benefits will far outweigh the relatively low costs of the report regarding the operational impact of HIV/AIDS, TB, and Malaria Pandemic for Gilead. Increased disclosure in these areas promotes good corporate citizenship, and therefore we will support this item.

05/11/06 - A	Google Inc *GOOG*		38259P508		03/17/06		11,390
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Eric Schmidt --- For
The director nominees meet our guidelines.
	1.2	Elect Director Sergey Brin --- For
	1.3	Elect Director Larry Page --- For
	1.4	Elect Director L. John Doerr --- For
	1.5	Elect Director John L. Hennessy --- For
	1.6	Elect Director Arthur D. Levinson --- For
	1.7	Elect Director Ann Mather --- For
	1.8	Elect Director Michael Moritz --- For
	1.9	Elect Director Paul S. Otellini --- For
	1.10	Elect Director K. Ram Shriram --- For
	1.11	Elect Director Shirley M. Tilghman --- For
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Amend Omnibus Stock Plan	For	Against			Mgmt

We do not support this plan. Although the potential Voting Power Dilution (VPD) for all incentive plans of 9.05% meets our guidelines, the plan allows for the repricing of underwater stock options. We believe repricing reduces the incentive value of the plan by undermining the concept that stock options are intended to be a long-term incentive.

	4	Company-Specific-Recapitalization Plan	Against	For			ShrHoldr

Taft-Hartley Advisory Services advocates a one-share, one-vote policy. We therefore frown on companies that have different classes of common stock with disparate voting rights. This effectively gives one class of shareholders disproportionate voting power in the company in relation to its equity position. As a non-binding proposal, we support the request that the company take steps to adopt a recapitalization plan whereby all of the company's outstanding stock would have one vote. In general, we believe that simplified capital structures where voting interests are proportional to economic interests are preferable to dual class structures where management owns supervoting stock.

05/16/06 - A	CHINA NETCOM GROUP CORP HONGKONG LTD		16940Q101		04/13/06		60
Meeting for Holders of ADRs
	1	APPROVAL TO RECEIVE AND CONSIDER THE AUDITED FINANCIAL STATEMENTS AND THE REPORTS OF THE DIRECTORS AND AUDITORS FOR THE YEAR ENDED 31 DECEMBER 2005.	For	For			Mgmt
We support this routine item.
	2	APPROVAL TO DECLARE A FINAL DIVIDEND FOR THE YEAR ENDED 31 DECEMBER 2005.	For	For			Mgmt

In this case, we note that the company had its initial public offering on Nov. 17, 2004. We believe that the board is using the company's cash to reinvest in the company for growth and expansion. We typically give newly listed companies a period of five years to bring up their payout ratios to meet our guidelines. Given that the company is in its second year of listing, we will support this dividend proposal.

	3	TO ELECT DIRECTORS.	For	For			Mgmt
We are currently unaware of any specific concerns with these nominees.
	4	Ratify Auditors	For	For			Mgmt
In the absence of issues concerning the auditors and the way the audit was conducted, we will vote for this proposal.
5
APPROVAL TO GIVE A GENERAL MANDATE TO THE DIRECTORS OF THE COMPANY TO REPURCHASE SHARES IN THE COMPANY NOT EXCEEDING 10% OF THE AGGREGATE NOMINAL AMOUNT OF THE EXISTING ISSUED SHARE CAPITAL, AS SET FORTH IN THE COMPANY S NOTICE OF MEETING ENCLOSED HEREWI
			For	For			Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason, we will vote for the proposal.

6
APPROVAL TO GIVE A GENERAL MANDATE TO THE DIRECTORS OF THE COMPANY TO ISSUE, ALLOT AND DEAL WITH ADDITIONAL SHARES IN THE COMPANY NOT EXCEEDING 20% OF THE EXISTING ISSUED SHARE CAPITAL, AS SET FORTH IN THE COMPANY S NOTICE OF MEETING ENCLOSED HEREWITH.
			For	Against			Mgmt

Although this authority complies with SEHK regulations governing such plans, these regulations do not meet our guidelines for general stock issuance authorizations without preemptive rights. Our guidelines allow for issuances without preemptive rights of up to ten percent of issued share capital. We do not support this item.        Taft-Hartley Advisory Services also votes against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) a limit on the number of times the mandate may be refreshed. This is a concern because this authority is subject to abuse by companies that issue shares at steep discounts to related parties and renew the share issuance amount several times within a period of one year.         As the share issuance amount is subject to abuse by Hong Kong companies, in the absence of language restricting both discounts and the authority to refresh the share issuance amounts without prior shareholder approval, we will vote against this item for this reason as well.

7
APPROVAL TO AUTHORIZE THE DIRECTORS TO EXERCISE THE POWERS OF THE COMPANY REFERRED TO IN AGENDA ITEM 6 IN RESPECT OF THE SHARE CAPITAL OF THE COMPANY, AS SET FORTH IN THE COMPANY S NOTICE OF MEETING ENCLOSED HEREWITH.
			For	For			Mgmt
We support this routine request.

05/16/06 - S	CHINA NETCOM GROUP CORP HONGKONG LTD		16940Q101		None		60
	1	Amend Rules of the Share Option Scheme	For	Against			Mgmt

We note that no details were provided by the company with respect to these proposals. As such, we are unable to ascertain whether approval of these items would have any negative impact on shareholder rights or value. We will vote against these resolutions.

	2	Amend Terms of Options Granted Under the Share Option Scheme	For	Against			Mgmt

05/16/06 - A	Wellpoint Inc *WLP*		94973V107		03/24/06		25,610
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Lenox D. Baker, Jr., M.D. --- For
We will vote FOR the director nominees with the exception of Larry C. Glasscock from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director Susan B. Bayh --- For
	1.3	Elect Director Larry C. Glasscock --- Withhold
	1.4	Elect Director Julie A. Hill --- For
	1.5	Elect Director Ramiro G. Peru --- For
	2	Approve Omnibus Stock Plan	For	Against			Mgmt

We do not support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 10.57%, which exceeds our guidelines. Proposals that add to a company's VPD can potentially dilute the voting interests of common shareholders.

	3	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

05/17/06 - A	American International Group, Inc. *AIG*		026874107		03/24/06		50,970
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Pei-yuan Chia --- For
We will vote FOR the director nominees with the exception of Martin S. Feldstein and Marshall A. Cohen from whom we will WITHHOLD votes for standing as affiliated outsiders on key board committees.
	1.2	Elect Director Marshall A. Cohen --- Withhold
	1.3	Elect Director Martin S. Feldstein --- Withhold
	1.4	Elect Director Ellen V. Futter --- For
	1.5	Elect Director Stephen L. Hammerman --- For
	1.6	Elect Director Richard C. Holbrooke --- For
	1.7	Elect Director Fred H. Langhammer --- For
	1.8	Elect Director George L. Miles, Jr. --- For
	1.9	Elect Director Morris W. Offit --- For
	1.10	Elect Director James F. Orr, III --- For
	1.11	Elect Director Martin J. Sullivan --- For
	1.12	Elect Director Michael H. Sutton --- For
	1.13	Elect Director Edmund S.W. Tse --- For
	1.14	Elect Director Robert B. Willumstad --- For
	1.15	Elect Director Frank G. Zarb --- For
	2	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

	3	Approve Executive Incentive Bonus Plan	For	Against			Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan's annual individual award limit has the potential to exceed our guidelines for executive incentive programs due to its open-ended, unlimited nature. In years where there is substantial net income, the individual award limit parameters prescribed by the plan would not keep payouts to executives within our $2 million individual award limit. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

05/17/06 - A	Aqua America, Inc. *WTR*		03836W103		03/27/06		61,153
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Nicholas DeBenedictis --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Lon R. Greenberg, and WITHHOLD votes from insider Nicholas DeBenedictis and affiliated outsider Richard H. Glanton for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Richard H. Glanton for standing as an affiliated outsider on the Nominating Committee, and from Nicholas DeBenedictis for serving as both chairman and CEO.

	1.2	Elect Director Richard H. Glanton --- Withhold
	1.3	Elect Director Lon R. Greenberg --- For

05/17/06 - A	Halliburton Co. *HAL*		406216101		03/20/06		28,450
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Alan M. Bennett --- For

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider David J. Lesar and affiliated outsiders Ray L. Hunt, W.R. Howell and Robert L. Crandall from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from W.R. Howell and Robert L. Crandall for standing as affiliated outsiders on key board committees, and from David J. Lesar for serving as both chairman and CEO.

	1.2	Elect Director James R. Boyd --- For
	1.3	Elect Director Robert L. Crandall --- Withhold
	1.4	Elect Director Kenneth T. Derr --- For
	1.5	Elect Director S.Malcolm Gillis --- For
	1.6	Elect Director W.R. Howell --- Withhold
	1.7	Elect Director Ray L. Hunt --- Withhold
	1.8	Elect Director David J. Lesar --- Withhold
	1.9	Elect Director J.Landis Martin --- For
	1.10	Elect Director Jay A. Precourt --- For
	1.11	Elect Director Debra L. Reed --- For
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Increase Authorized Common Stock	For	For			Mgmt

While the requested increase of 1,000,000,000 shares sought in this proposal exceeds our guidelines, this increase is needed to effect the announced two-for-one stock split. As a policy, Taft-Hartley Advisory Services will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, we believe the issuance of shares for purposes of the stock split is a reasonable request that warrants support.

	4	Amend Terms of Severance Payments to Executives	For	For			Mgmt

Taft-Hartley Advisory Services supports the submission of golden parachutes and other severance provisions for shareholder ratification as a general principle. Furthermore, we believe that a company's parachute provisions should be reasonable and not excessive. Although the company would not be required to seek shareholder approval of severance agreements with an executive officer that provide 'benefits' that do not exceed 2.99 times the executive officer's annual base salary and bonus, note that such threshold is the standard for NYSE companies.

	5	Review Human Rights Standards	Against	For			ShrHoldr

Given the controversies surrounding labor and human rights violations in the workplace and their negative effect upon a company's corporate image, we believe the adoption of this proposal should improve the consistency of the company's internal policies and external initiatives on these issues, and will only further strengthen and enhance the company's reputation and commitment to human rights worldwide.

	6	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Taft-Hartley Advisory Services advocates that the director election system give full effect to the shareholder franchise. Taft-Hartley Advisory Services views director election reform as a multi-year, multi-step process. Taft-Hartley Advisory Services' approach to the issue will likely evolve over time as the marketplace advances the debate. Taft-Hartley Advisory Services feels that support for this proposal, coupled with continued debate on election reforms, will allow the director election system to evolve to the next level.

	7	Amend Terms of Existing Poison Pill	Against	Against			ShrHoldr

Taft-Hartley Advisory Services believes that the proponent's request is unnecessary given the company's current policy regarding shareholder rights plans. Note that the company's policy represents a better alternative for shareholders as it requires that any adoption of a rights plan be submitted to a shareholder vote or expire within a year if it is adopted, due to timing constraints or other reasons, without prior shareholder approval. The proponent's proposal would only require two-thirds of the board to approve a shareholder rights plan and the expiration of such plan would occur three years following adoption.

05/17/06 - A	National Oilwell Varco Inc. *NOV*		637071101		03/31/06		24,670
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Greg L. Armstrong --- For
We will vote FOR the director nominees with the exception of Merrill A. Miller, Jr. from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director David D. Harrison --- For
	1.3	Elect Director Merrill A. Miller, Jr. --- Withhold
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

05/18/06 - A	C.H. Robinson Worldwide, Inc. *CHRW*		12541W209		03/27/06		20,580
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Kenneth E. Keiser --- For
The director nominees meet our guidelines.
	1.2	Elect Director Gerald A. Schwalbach --- For
	1.3	Elect Director John P. Wiehoff --- For
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	Amend Omnibus Stock Plan	For	Against			Mgmt

We do not support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 12.08%, which exceeds our guidelines. Proposals that add to a company's VPD can potentially dilute the voting interests of common shareholders.

05/18/06 - A	The Charles Schwab Corp. *SCHW*		808513105		03/20/06		175,410
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Nancy H. Bechtle --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Marjorie Magner, and WITHHOLD votes from affiliated outsiders C. Preston Butcher and Nancy H. Bechtle for lack of a two-thirds majority independent board, for standing on key board committees, and for neglecting to include auditor ratification on the proxy ballot.         Note, we will not be withholding votes from Audit Committee member Marjorie Magner for neglecting to include auditor ratification on the proxy ballot, as she is a new director nominee.

	1.2	Elect Director C. Preston Butcher --- Withhold
	1.3	Elect Director Marjorie Magner --- For
	2	Declassify the Board of Directors	For	For			Mgmt
Taft-Hartley Advisory Services commends management for submitting this proposal, which demonstrates a commitment to shareholders' interests.
	3	Report on Impact of Flat Tax	Against	Against			ShrHoldr

In this case, the proponent is requesting that the company report on the impact that a flat tax rate would have on the company, specifically evaluating cost savings, increased revenue, and the change in accounting methods that such a tax scheme would encourage. Taft-Hartley Advisory Services questions the utility of such a report. While we believe that it is appropriate for a company to evaluate and disclose information on certain regulatory changes that could impact shareholder value, this report would be based largely on speculation or certain assumptions on the development of a flat tax system to evaluate the impact it may have on the company's finances and accounting methods. As such, we do not believe that support for this resolution is warranted.

	4	Report on Political Contributions	Against	For			ShrHoldr

Taft-Hartley Advisory Services believes this proposal sends a strong message to the board that increased disclosure is needed for the use of company resources being contributed to political parties, candidates, committees, or politically affiliated entities. Shareholders have the inherent right to know if their capital is being used for social causes beyond the companies day to day operations. Therefore, we will support this item.

	5	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Taft-Hartley Advisory Services advocates that the director election system give full effect to the shareholder franchise. Taft-Hartley Advisory Services views director election reform as a multi-year, multi-step process. Taft-Hartley Advisory Services' approach to the issue will likely evolve over time as the marketplace advances the debate. However, we do not believe that this resignation policy is a sufficient alternative to the proposed majority voting standard. Taft-Hartley Advisory Services feels that support for this proposal, coupled with continued debate on election reforms, will allow the director election system to evolve to the next level.

	6	Submit Severance Agreement (Change in Control) to shareholder Vote	Against	For			ShrHoldr

In this case, we believe that the cap suggested by the proponent of 2.99 times base salary and cash bonus is widely considered as the standard threshold level of severance payments for senior executives that should be subject to a shareholder vote. Additionally, since the proponent's proposal does not require that shareholder approval be obtained prior to the drafting of severance agreements, we do not believe that adoption of this proposal would unduly hinder the company's ability to negotiate such agreements with potential executives. Taft-Hartley Advisory Services believes that shareholders should have a voice in lucrative severance packages.

05/23/06 - A	The Nasdaq Stock Market, Inc *NDAQ*		631103108		04/13/06		810
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Michael Casey --- For
The director nominees meet our guidelines.
	1.2	Elect Director Daniel Coleman --- For
	1.3	Elect Director Jeffrey N. Edwards --- For
	1.4	Elect Director Lon Gorman --- For
	1.5	Elect Director Patrick J. Healy --- For
	1.6	Elect Director Merit E. Janow --- For
	1.7	Elect Director John D. Markese --- For
	1.8	Elect Director Thomas F. O'Neill --- For
	1.9	Elect Director James S. Riepe --- For
	1.10	Elect Director Thomas G. Stemberg --- For
	1.11	Elect Director Deborah L. Wince-Smith --- For
	2	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

05/24/06 - A	Express Scripts, Inc. *ESRX*		302182100		03/31/06		18,360
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Gary G. Benanav --- For

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider George Paz and affiliated outsiders Howard L. Waltman, Barrett A. Toan and Seymour Sternberg from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Howard L. Waltman and Seymour Sternberg for standing as affiliated outsiders on key board committees, and from Barrett A. Toan for serving as a non-independent board chair.

	1.2	Elect Director Frank J. Borelli --- For
	1.3	Elect Director Maura C. Breen --- For
	1.4	Elect Director Nicholas J. LaHowchic --- For
	1.5	Elect Director Thomas P. Mac Mahon --- For
	1.6	Elect Director John O. Parker, Jr. --- For
	1.7	Elect Director George Paz --- Withhold
	1.8	Elect Director Samuel K. Skinner --- For
	1.9	Elect Director Seymour Sternberg --- Withhold
	1.10	Elect Director Barrett A. Toan --- Withhold
	1.11	Elect Director Howard L. Waltman --- Withhold
	2	Increase Authorized Common Stock	For	Against			Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, Taft-Hartley Advisory Services will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	3	Amend Omnibus Stock Plan	For	For			Mgmt
We support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 9.93%, which meets our guidelines.
	4	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

05/25/06 - A	Genzyme Corp. *GENZ*		372917104		03/31/06		21,770
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Victor J. Dzau, M.D. --- For

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Henri A. Termeer from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for serving as both chairman and CEO.

	1.2	Elect Director Connie Mack, III --- For
	1.3	Elect Director Henri A. Termeer --- Withhold
	2	Amend Omnibus Stock Plan	For	Against			Mgmt

We do not support this plan. The company's potential Voting Power Dilution (VPD) for this incentive plan is 15.46%, which exceeds our guidelines. Proposals that add to a company's VPD can potentially dilute the voting interests of common shareholders.

	3	Amend Non-Employee Director Stock Option Plan	For	Against			Mgmt

We do not support this plan. The company's potential Voting Power Dilution (VPD) for this incentive plan is 13.66%, which exceeds our guidelines. Proposals that add to a company's VPD can potentially dilute the voting interests of common shareholders.

	4	Declassify the Board of Directors	For	For			Mgmt
Taft-Hartley Advisory Services commends management for submitting this proposal, which demonstrates a commitment to shareholders' interests.
	5	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

	6	Submit Severance Agreement (Change in Control) to shareholder Vote	Against	For			ShrHoldr

In this case, we believe that the cap suggested by the proponent of 2.99 times base salary and cash bonus is widely considered as the standard threshold level of severance payments for senior executives that should be subject to a shareholder vote. Additionally, since the proponent's proposal does not require that shareholder approval be obtained prior to the drafting of severance agreements, we do not believe that adoption of this proposal would unduly hinder the company's ability to negotiate such agreements with potential executives. Taft-Hartley Advisory Services believes that shareholders should have a voice in lucrative good-bye packages.

05/26/06 - A	Cerner Corp. *CERN*		156782104		03/31/06		6,100
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Clifford W. Illig --- Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee William B. Neaves, Ph.D. and WITHHOLD votes from insider Clifford W. Illig for lack of a two-thirds majority independent board.

	1.2	Elect Director William B. Neaves, Ph.D. --- For
	2	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.         We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company's auditor. We believe the integrity of the auditor's relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest. In addition, the company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. Taft-Hartley Advisory Services does not support the ratification of an auditor if their tenure at a company exceeds seven years.

	3	Approve Executive Incentive Bonus Plan	For	Against			Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan's annual individual award limit has the potential to exceed our guidelines for cash-based executive incentive programs due to its open-ended, unlimited nature. In years with substantial base salary increases, the individual award limit parameters prescribed by the plan would not keep payouts to executives within our $2 million individual award limit. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

06/07/06 - A	LAS VEGAS SANDS CORP *LVS*		517834107		04/14/06		14,660
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director William P. Weidner --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Michael A. Leven, and WITHHOLD votes from insider William P. Weidner for lack of a two-thirds majority independent board, and for failure to establish an independent Nominating Committee.

	1.2	Elect Director Michael A. Leven --- For
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.         We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

06/08/06 - A	Scientific Games Corporation *SGMS*		80874P109		04/20/06		40,100
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director A. Lorne Weil --- Withhold

We will vote FOR the director nominees with the exception of Sir Brian G. Wolfson from whom we will WITHHOLD votes for standing as an affiliated outsider on the Audit Committee. We will also WITHHOLD votes from A. Lorne Weil for serving as both chairman and CEO, and from Howard Gittis for serving on an excessive number of boards.

	1.2	Elect Director Peter A. Cohen --- For
	1.3	Elect Director Gerald J. Ford --- For
	1.4	Elect Director Howard Gittis --- Withhold
	1.5	Elect Director Ronald O. Perelman --- For
	1.6	Elect Director Michael J. Regan --- For
	1.7	Elect Director Barry F. Schwartz --- For
	1.8	Elect Director Eric M. Turner --- For
	1.9	Elect Director Sir Brian G. Wolfson --- Withhold
	1.10	Elect Director Joseph R. Wright, Jr. --- For
	2	Ratify Auditors	For	Against			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company's auditor. We believe the integrity of the auditor's relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

06/09/06 - A	Marvell Technology Group Ltd *MRVL*		G5876H105		04/12/06		32,180
Meeting for Holders of ADRs
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Sehat Sutardja, Ph.D. --- Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Pantas Sutardja, Weili Dai and Sehat Sutardja, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Weili Dai and Sehat Sutardja for standing as insiders on the Stock Option Committee, and from Sehat Sutardja for serving as both chairman and CEO.

	1.2	Elect Director Weili Dai --- Withhold
	1.3	Elect Director Pantas Sutardja, Ph.D. --- Withhold
	1.4	Elect Director Arturo Krueger --- For
2
TO RE-APPOINT PRICEWATERHOUSECOOPERS LLP AS THE COMPANY S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND TO AUTHORIZE THE AUDIT COMMITTEE TO FIX THEIR REMUNERATION FOR THE 2007 FISCAL YEAR ENDING JANUARY 27, 2007.
			For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	3	TO APPROVE AN INCREASE TO THE COMPANY S AUTHORIZED SHARE CAPITAL.	For	For			Mgmt

While the number of additional authorized common shares sought in this proposal exceeds our guidelines, this increase is sought for a specific purpose, which is to accommodate a bonus issue of shares to effectuate a two-for-one stock split. As a policy, Taft-Hartley Advisory Services will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, we believe the issuance of shares for the aforementioned purposes is reasonable and warrants support.

	4	TO APPROVE AN AMENDMENT TO THE COMPANY S SECOND AMENDED AND RESTATED BYE-LAWS TO AMEND THE PROVISION RELATED TO INDEMNIFICATION OF DIRECTORS AND OFFICERS.	For	Against			Mgmt
We believe that the indemnification and liability protections being sought could negatively impact shareholder interests. Therefore, we will vote against this proposal.

06/14/06 - A	Celgene Corp. *CELG*		151020104		04/27/06		31,590
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director John W. Jackson --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Robert J. Hugin, Sol J. Barer and John W. Jackson and affiliated outsiders Walter L. Robb, Richard C.E. Morgan and A. Hull Hayes, Jr. from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Walter L. Robb, Richard C.E. Morgan and A. Hull Hayes, Jr. for standing as affiliated outsiders on key board committees, and from John W. Jackson for serving as a non-independent board chair.

	1.2	Elect Director Sol J. Barer, Ph.D. --- Withhold
	1.3	Elect Director Robert J. Hugin --- Withhold
	1.4	Elect Director Jack L. Bowman --- For
	1.5	Elect Director Michael D. Casey --- For
	1.6	Elect Director Rodman L. Drake --- For
	1.7	Elect Director A. Hull Hayes, Jr., Md --- Withhold
	1.8	Elect Director Gilla Kaplan, Ph.D. --- For
	1.9	Elect Director Richard C.E. Morgan --- Withhold
	1.10	Elect Director Walter L. Robb, Ph.D. --- Withhold
	2	Amend Omnibus Stock Plan	For	Against			Mgmt

We do not support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 15.75%, which exceeds our guidelines. Proposals that add to a company's VPD can potentially dilute the voting interests of common shareholders.

	3	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

06/21/06 - A	Best Buy Co., Inc. *BBY*		086516101		04/24/06		19,080
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Bradbury H. Anderson --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Kathy J. Higgins Victor, and WITHHOLD votes from insiders Allen U. Lenzmeier and Bradbury H. Anderson and affiliated outsider Frank D. Trestman for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Frank D. Trestman for standing as affiliated outsiders on key board committees.

	1.2	Elect Director Kathy J. Higgins Victor --- For
	1.3	Elect Director Allen U. Lenzmeier --- Withhold
	1.4	Elect Director Frank D. Trestman --- Withhold
	2	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

06/22/06 - A	Sony Corp. *6758*		835699307		03/31/06		29,620
Meeting for Holders of ADRs
	1	TO AMEND A PART OF THE ARTICLES OF INCORPORATION.	For	For			Mgmt

Sony was the first Japanese company to issue tracking stock, and the issuance attracted a great deal of attention both inside Japan and internationally. However, Sony ran into difficulty attracting investors to the SCN tracking shares, and ultimately decided to list SCN on the Tokyo Stock Exchange's "Mother's" market for start-up companies, where it made its debut on December 20. No other Japanese companies have followed Sony's lead and issued tracking stock for subsidiaries, and it is unlikely that any will do so in the near future. We have no reason to object to the deletion of the references to these shares.

	2	Elect Directors	For	Split			Mgmt
	2.1	Elect Director Howard Stringer --- For

Because candidate 4, Akishige Okada, was executive chairman of Sumitomo Mitsui Banking Corp. and then of its holding company during a period when the bank was engaged in violations of Japanese law which have caused it to be sanctioned by the Financial Services Agency, we will withhold votes from Akishige Okada at this meeting.

	2.2	Elect Director Ryoji Chubachi --- For
	2.3	Elect Director Katsumi Ihara --- For
	2.4	Elect Director Akishige Okada --- Withhold
	2.5	Elect Director Hirobumi Kawano --- For
	2.6	Elect Director Yotaro Kobayashi --- For
	2.7	Elect Director Sakie T. Fukushima --- For
	2.8	Elect Director Yoshihiko Miyauchi --- For
	2.9	Elect Director Yoshiaki Yamauchi --- For
	2.10	Elect Director Peter Bonfield --- For
	2.11	Elect Director Fueo Sumita --- For
	2.12	Elect Director Fujio Cho --- For
	2.13	Elect Director Ned Lautenbach --- For
	2.14	Elect Director Goran Lindahl --- For
	3	TO ISSUE STOCK ACQUISITION RIGHTS FOR THE PURPOSE OF GRANTING STOCK OPTIONS.	For	For			Mgmt

This information is critical to an understanding of the true nature of Sony's stock option program, and there is no legitimate reason for Sony to have left it out of the proxy materials. Nevertheless, now that it has been made public, there is no reason for Taft-Hartley Advisory Services not to take it into account. We will therefore vote FOR the stock option plan at this year's meeting.

	4	TO AMEND THE ARTICLES OF INCORPORATION WITH RESPECT TO DISCLOSURE TO SHAREHOLDERS REGARDING REMUNERATION PAID TO EACH DIRECTOR.	Against	For			ShrHoldr

Because we believe the proposed amendment will improve the flow of useful, relevant information to shareholders, and may enhance the company's overall reputation for transparency and accountability, we will support this resolution.

06/23/06 - A	Toyota Motor Corp. *7203*		892331307		03/30/06		13,680
Meeting for Holders of ADRs
	1	APPROVAL OF PROPOSED APPROPRIATION OF RETAINED EARNINGS FOR THE FY2006 TERM	For	For			Mgmt
	2	PARTIAL AMENDMENT OF THE ARTICLES OF INCORPORATION	For	For			Mgmt
	3	ELECTION OF 26 DIRECTORS	For	For			Mgmt
	4	ELECTION OF 3 CORPORATE AUDITORS	For	For			Mgmt

Given the longstanding relationship between Toyota Motor and the bank at which Mr. Okada (candidate 2) has spent his career, and given that he was executive chairman of the bank and then of its holding company during a period when the bank was engaged in violations of Japanese law which have caused it to be sanctioned by the Financial Services Agency, we recommend that shareholders oppose his nomination as a statutory auditor.

	5	ISSUE OF STOCK ACQUISITION RIGHTS WITHOUT CONSIDERATION TO DIRECTORS, MANAGING OFFICERS AND EMPLOYEES, ETC., OF TOYOTA MOTOR CORPORATION AND ITS AFFILIATES	For	For			Mgmt
	6	ACQUISITION OF OWN SHARES	For	For			Mgmt
	7	AWARD OF BONUS PAYMENTS TO RETIRING CORPORATE AUDITORS, AND PAYMENT OF THE FINAL RETIREMENT BONUS TO DIRECTORS DUE TO THE ABOLISHMENT OF THE RETIREMENT BONUS SYSTEM FOR DIRECTORS	For	For			Mgmt
	8	REVISION OF THE AMOUNT OF REMUNERATION FOR DIRECTORS	For	For			Mgmt

06/28/06 - A	Roper Industries, Inc. *ROP*		776696106		04/29/06		26,690
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Wilbur J. Prezzano --- For
The director nominees meet our guidelines.
	1.2	Elect Director Robert D. Johnson --- For
	2	Approve Omnibus Stock Plan	For	For			Mgmt
We support this plan. The company's potential Voting Power Dilution (VPD) for all incentive plans is 8.99%, which meets our guidelines.
	3	Amend Votes Per Share of Existing Stock	For	For			Mgmt

Taft-Hartley Advisory Services concurs with management and believes that the time phase voting increases the likelihood of the entrenchment of management. Taft-Hartley Advisory Services supports the one share/one vote principle and supports this proposal.

	4	Ratify Auditors	For	For			Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company's auditor.

	5	Other Business	For	Against			Mgmt
As we cannot know the content of these issues, we do not support this request.

06/29/06 - A	Mitsubishi UFJ Financial Group *8306*		606822104		03/30/06		162,950
Meeting for Holders of ADRs
	1	APPROVAL OF THE PROPOSED APPROPRIATIONS OF RETAINED EARNINGS AND OTHER CAPITAL SURPLUS FOR THE 1ST BUSINESS TERM	For	For			Mgmt
	2	REDUCTION OF THE LEGAL CAPITAL SURPLUS	For	For			Mgmt
	3	PARTIAL AMENDMENTS TO THE ARTICLES OF INCORPORATION	For	For			Mgmt

MUFG seeks to update the terminology of its articles to match that of the new Corporate Law. Most of these changes are routine. However, at the same time, the company also seeks to make several more substantive changes as follows.        First, MUFG seeks the authority to impose limits on the legal liability of directors and statutory auditors by board resolution, and of non-executive statutory auditors in its service contracts with these individuals. These limitations would apply only where the individual in question acted in good faith, and would not apply in cases of gross negligence or criminal behavior. The limitations are seen as necessary in order to attract qualified candidates to serve in these positions. Accordingly, we generally do not oppose such amendments.        In addition, MUFG wants to amend provisions related to nine classes of preferred shares in order to reflect the current number of preferred shares outstanding in each class. The number of preferred shares has decreased due to share repurchases and conversion into common shares.         We have no reason to oppose these article amendments.

	4	ELECTION OF 15 (FIFTEEN) DIRECTORS	For	For			Mgmt
	5	GRANTING OF RETIREMENT GRATUITIES TO RETIRING AND RETIRED DIRECTORS AND CORPORATE AUDITORS	For	Against			Mgmt

Three retiring directors and at least one retiring statutory auditor have been designated by the company as outsiders. (A number of the bonus recipients stepped down from their posts in 2005 and even 2004.) As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

06/29/06 - A	Ultra Petroleum Corp. *UPL*		903914109		05/08/06		19,850
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Michael D. Watford --- Withhold
We will vote FOR the director nominees with the exception of Michael Watford from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director W. Charles Helton --- For
	1.3	Elect Director James E. Nielson --- For
	1.4	Elect Director Robert E. Rigney --- For
	1.5	Elect Director James C. Roe --- For
	2	Ratify Ernst & Young as Auditors	For	For			Mgmt
We support this item.
	3	Prepare a Climate Change Report	Against	For			ShrHoldr

In this case, while we commend Ultra Petroleum for its environmental efforts with respect to wildlife stewardship and minimizing surface disturbances at its drilling operations, we note that the Company has not communicated efforts to address emissions reductions or climate change specifically, other than a 1998 agreement with PacificCorp for reducing nitrogen oxide emissions at the Naughton power plant in South West Wyoming and the study projects currently undertaken to improve drilling rig engine emissions. These initiatives appear to be primarily reactive rather than proactive. We note also that the Company's current communication of any policies or programs is not as comprehensive as other companies in the industry. This company is proud of its stated unmatched ability to grow its reserves (compound annual growth rate of more than 64% in proven reserves over 6 years) and have ambitious growth targets looking ahead. As the level of public discussion and legislation on greenhouse gas emissions continues to increase, we believe that transparency on behalf of companies in associated industries will be an important tool that will help them assess their position in the competitive marketplace and aid shareholders in evaluating the potential risks and benefits associated with their investment.         We believe that a company's reporting of its current environmental policies as well as full disclosure of the recent environmental impact and potential risks stemming from its business represents sound business practices, and would be in line with the company's commitment to long-term environmental stewardship and in the best long-term interests of its shareholders. Although Ultra Petroleum has provided substantial environmental reporting in its public documents, we believe further reporting will benefit the company especially in view of the changes that are taking place in the investment community with regard to demands for better disclosure by institutional investors as they attempt to measure and compare environmental risk as a component of overall financial risk. Since the report requested in this proposal will ensure continued efforts to address the issues associated with greenhouse gases and to reduce harmful emissions by the company, we believe that this proposal warrants shareholders' support. We believe that this report will assist the company in assessing its environmental risks more effectively and its status in comparison with industry peers, and in working to protect shareholders from future liability. We do not believe further that this additional reporting will be overly burdensome or difficult to accomplish.        In this case, we believe that the shareholder proposal is well-structured and seeks preparation of a report in a reasonable time frame. In addition, the proposal clearly states that the report should be prepared "at a reasonable cost" and "omitting proprietary information." The production of a report on how the company is responding to rising regulatory, competitive and public pressure to significantly reduce greenhouse gas (GHG) emissions will assist the company to more accurately assess where it stands in relation to this issue and its industry peers. Adoption of this proposal will unquestionably place the company in a more favorable position to evaluate the very real legal and reputational liabilities associated with the company's position on climate change. We support this resolution.

FRONTIER CAPITAL APPRECIATION FUND
Meeting Date Range: 30-Jun-2005 To 30-Jun-2006
Selected Accounts

DELTA AND PINE LAND COMPANY
Security:	247357106		Meeting Type:	Annual
Ticker:	DLP		Meeting Date:	16-Jan-2006
ISIN			Vote Deadline Date:	13-Jan-2006
Agenda	932419927	Management	Total Ballot Shares:	713731
Last Vote Date:

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	DR. NAM-HAI CHUA		713731	0	0	0
	2	W. THOMAS JAGODINSKI		713731	0	0	0
	3	STANLEY P. ROTH		713731	0	0	0
2	TO RATIFY THE APPOINTMENT OF THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 2006		For	713731	0	0	0

AMDOCS LIMITED
Security:	G02602103		Meeting Type:	Annual
Ticker:	DOX		Meeting Date:	19-Jan-2006
ISIN			Vote Deadline Date:	18-Jan-2006
Agenda	932424423	Management	Total Ballot Shares:	1208395
Last Vote Date:

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	BRUCE K. ANDERSON		1208395	0	0	0
	2	ADRIAN GARDNER		1208395	0	0	0
	3	CHARLES E. FOSTER		1208395	0	0	0
	4	JAMES S. KAHAN		1208395	0	0	0
	5	DOV BAHARAV		1208395	0	0	0
	6	JULIAN A. BRODSKY		1208395	0	0	0
	7	ELI GELMAN		1208395	0	0	0
	8	NEHEMIA LEMELBAUM		1208395	0	0	0
	9	JOHN T. MCLENNAN		1208395	0	0	0
	10	ROBERT A. MINICUCCI		1208395	0	0	0
	11	SIMON OLSWANG		1208395	0	0	0
	12	MARIO SEGAL		1208395	0	0	0
2	APPROVAL OF AMENDMENT OF THE 1998 STOCK OPTION AND INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER, TO CONTINUE THE TERM OF THE PLAN FOR AN ADDITIONAL 10-YEAR TERM AND TO MAKE OTHER CHANGES AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.		For	1208395	0	0	0
3	APPROVAL OF SPECIAL RESOLUTION TO PERMIT DIRECT REPURCHASE BY THE COMPANY OF UNVESTED SHARES OF RESTRICTED STOCK GRANTED UNDER THE 1998 STOCK OPTION AND INCENTIVE PLAN UPON TERMINATION OF EMPLOYMENT OR SERVICE.		For	1208395	0	0	0
4	APPROVAL OF CONSOLIDATED FINANCIAL STATEMENTS FOR FISCAL YEAR 2005.		For	1208395	0	0	0
5	RATIFICATION AND APPROVAL OF ERNST & YOUNG LLP AND AUTHORIZATION OF AUDIT COMMITTEE OF BOARD TO FIX REMUNERATION.		For	1208395	0	0	0

VITESSE SEMICONDUCTOR CORPORATION
Security:	928497106		Meeting Type:	Annual
Ticker:	VTSS		Meeting Date:	24-Jan-2006
ISIN			Vote Deadline Date:	23-Jan-2006
Agenda	932424384	Management	Total Ballot Shares:	2188710
Last Vote Date:

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	VINCENT CHAN		2188710	0	0	0
	2	JAMES A. COLE		2188710	0	0	0
	3	ALEX DALY		2188710	0	0	0
	4	MOSHE GAVRIELOV		2188710	0	0	0
	5	JOHN C. LEWIS		2188710	0	0	0
	6	EDWARD ROGAS, JR.		2188710	0	0	0
	7	LOUIS R. TOMASETTA		2188710	0	0	0
2	TO APPROVE AN AMENDMENT TO THE COMPANY'S 1991 EMPLOYEE STOCK PURCHASE PLAN.		For	2188710	0	0	0
3	TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2006.		For	2188710	0	0	0

HUTCHINSON TECHNOLOGY INCORPORATED
Security:	448407106		Meeting Type:	Annual
Ticker:	HTCH		Meeting Date:	25-Jan-2006
ISIN			Vote Deadline Date:	24-Jan-2006
Agenda	932425297	Management	Total Ballot Shares:	61575
Last Vote Date:

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	W. THOMAS BRUNBERG		61575	0	0	0
	2	ARCHIBALD COX, JR.		61575	0	0	0
	3	WAYNE M. FORTUN		61575	0	0	0
	4	JEFFREY W. GREEN		61575	0	0	0
	5	RUSSELL HUFFER		61575	0	0	0
	6	R. FREDERICK MCCOY, JR.		61575	0	0	0
	7	WILLIAM T. MONAHAN		61575	0	0	0
	8	RICHARD B. SOLUM		61575	0	0	0
2	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2006 FISCAL YEAR.		For	61575	0	0	0
3	ANY OTHER BUSINESS WHICH MAY PROPERLY BE CONSIDERED AND ACTED UPON AT SAID MEETING.		For	0	61575	0	0

JACOBS ENGINEERING GROUP INC.
Security:	469814107		Meeting Type:	Annual
Ticker:	JEC		Meeting Date:	26-Jan-2006
ISIN			Vote Deadline Date:	25-Jan-2006
Agenda	932427354	Management	Total Ballot Shares:	284569
Last Vote Date:

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JOSEPH R. BRONSON		284569	0	0	0
	2	THOMAS M.T. NILES		284569	0	0	0
	3	DAVID M. PETRONE		0	0	284569	0
	4	NOEL G. WATSON		284569	0	0	0
2	TO APPROVE ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM		For	284569	0	0	0

ARAMARK CORPORATION
Security:	038521100		Meeting Type:	Annual
Ticker:	RMK		Meeting Date:	07-Feb-2006
ISIN			Vote Deadline Date:	06-Feb-2006
Agenda	932429601	Management	Total Ballot Shares:	165300
Last Vote Date:

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	PATRICIA C. BARRON		165300	0	0	0
	2	RONALD R. DAVENPORT		165300	0	0	0
	3	RONALD L. SARGENT		0	0	165300	0
2	PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2006.		For	165300	0	0	0

MICROSEMI CORPORATION
Security:	595137100		Meeting Type:	Annual
Ticker:	MSCC		Meeting Date:	22-Feb-2006
ISIN			Vote Deadline Date:	21-Feb-2006
Agenda	932434133	Management	Total Ballot Shares:	247060
Last Vote Date:

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	DENNIS R. LEIBEL		247060	0	0	0
	2	JAMES J. PETERSON		247060	0	0	0
	3	THOMAS R. ANDERSON		247060	0	0	0
	4	WILLIAM E. BENDUSH		247060	0	0	0
	5	WILLIAM L. HEALEY		247060	0	0	0
	6	PAUL F. FOLINO		247060	0	0	0
	7	MATTHEW E. MASSENGILL		247060	0	0	0
2	RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS TO AUDIT OUR FINANCIAL STATEMENTS FOR FISCAL YEAR 2006.		For	247060	0	0	0

AGERE SYSTEMS INC.
Security:	00845V308		Meeting Type:	Annual
Ticker:	AGR		Meeting Date:	23-Feb-2006
ISIN			Vote Deadline Date:	22-Feb-2006
Agenda	932430832	Management	Total Ballot Shares:	69946
Last Vote Date:

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	THOMAS P. SALICE		69946	0	0	0
	2	RAE F. SEDEL		69946	0	0	0
2	TO APPROVE OUR AMENDED 2001 LONG TERM INCENTIVE PLAN.		For	69946	0	0	0
3	TO APPROVE OUR AMENDED NON-EMPLOYEE DIRECTOR STOCK PLAN.		For	69946	0	0	0
4	TO RATIFY THE AUDIT COMMITTEE'S SELECTION OF OUR INDEPENDENT AUDITORS.		For	69946	0	0	0

ICON PLC
Security:	45103T107		Meeting Type:	Annual
Ticker:	ICLR		Meeting Date:	27-Feb-2006
ISIN			Vote Deadline Date:	17-Feb-2006
Agenda	932440148	Management	Total Ballot Shares:	145500
Last Vote Date:

Item	Proposal	Recommendation	For	Against	Abstain	Take No Action
1	TO RECEIVE THE ACCOUNTS AND REPORTS	None	145500	0	0	0
2	TO RE-ELECT DR. RONAN LAMBE	None	145500	0	0	0
3	TO RE-ELECT MR. PETER GRAY	None	145500	0	0	0
4	TO AUTHORISE THE FIXING OF THE AUDITORS’ REMUNERATION	None	145500	0	0	0
5	TO AUTHORISE THE COMPANY TO ALLOT SHARES	None	145500	0	0	0
6	TO DISAPPLY THE STATUTORY PRE-EMPTION RIGHTS	None	145500	0	0	0
7	TO AUTHORISE THE COMPANY TO MAKE MARKET PURCHASES OF SHARES	None	0	0	145500	0

SANMINA-SCI CORPORATION
Security:	800907107		Meeting Type:	Annual
Ticker:	SANM		Meeting Date:	27-Feb-2006
ISIN			Vote Deadline Date:	24-Feb-2006
Agenda	932436391	Management	Total Ballot Shares:	318470
Last Vote Date:

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	NEIL R. BONKE		0	0	318470	0
	2	ALAIN COUDER		318470	0	0	0
	3	MARIO M. ROSATI		0	0	318470	0
	4	A. EUGENE SAPP, JR.		318470	0	0	0
	5	A. WAYNE SHORTRIDGE		0	0	318470	0
	6	PETER J. SIMONE		318470	0	0	0
	7	JURE SOLA		318470	0	0	0
	8	JACQUELYN M. WARD		0	0	318470	0
2	PROPOSAL TO AMEND THE 2003 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THIS PLAN BY 6,000,000 SHARES TO A NEW TOTAL OF 15,000,000 SHARES.		For	318470	0	0	0
3	PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF SANMINA-SCI FOR ITS FISCAL YEAR ENDING SEPTEMBER 30, 2006.		For	318470	0	0	0

SKYWORKS SOLUTIONS, INC.
Security:	83088M102		Meeting Type:	Annual
Ticker:	SWKS		Meeting Date:	30-Mar-2006
ISIN			Vote Deadline Date:	29-Mar-2006
Agenda	932439842	Management	Total Ballot Shares:	734070
Last Vote Date:	13-Mar-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	BALAKRISHNAN S. IYER		0	0	734070	0
	2	THOMAS C. LEONARD		734070	0	0	0
2	TO APPROVE A PLAN TO REPURCHASE CERTAIN OUTSTANDING STOCK OPTIONS ISSUED PURSUANT TO THE WASHINGTON SUB, INC. 2002 STOCK OPTION PLAN.		For	0	734070	0	0
3	TO APPROVE AN AMENDMENT TO THE COMPANY’S 2005 LONG-TERM INCENTIVE PLAN.		For	734070	0	0	0
4	TO APPROVE AN AMENDMENT TO THE COMPANY’S 2002 EMPLOYEE STOCK PURCHASE PLAN.		For	734070	0	0	0
5	TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006.		For	734070	0	0	0

INSIGHT ENTERPRISES, INC.
Security:	45765U103		Meeting Type:	Annual
Ticker:	NSIT		Meeting Date:	04-Apr-2006
ISIN			Vote Deadline Date:	03-Apr-2006
Agenda	932443839	Management	Total Ballot Shares:	643678
Last Vote Date:	13-Mar-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	TIMOTHY A. CROWN		643678	0	0	0
	2	STANLEY LAYBOURNE		0	0	643678	0
	3	KATHLEEN S. PUSHOR		643678	0	0	0
2	TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006.		For	643678	0	0	0

WADDELL & REED FINANCIAL, INC.
Security:	930059100		Meeting Type:	Annual
Ticker:	WDR		Meeting Date:	12-Apr-2006
ISIN			Vote Deadline Date:	11-Apr-2006
Agenda	932445201	Management	Total Ballot Shares:	739340
Last Vote Date:	13-Mar-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	DENNIS E. LOGUE		0	0	739340	0
	2	RONALD C. REIMER		739340	0	0	0

AMN HEALTHCARE SERVICES, INC.
Security:	001744101		Meeting Type:	Annual
Ticker:	AHS		Meeting Date:	12-Apr-2006
ISIN			Vote Deadline Date:	11-Apr-2006
Agenda	932451937	Management	Total Ballot Shares:	139300
Last Vote Date:	28-Mar-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	STEVEN C. FRANCIS		139300	0	0	0
	2	SUSAN R. NOWAKOWSKI		139300	0	0	0
	3	R. JEFFREY HARRIS		139300	0	0	0
	4	WILLIAM F. MILLER III		139300	0	0	0
	5	ANDREW M. STERN		139300	0	0	0
	6	DOUGLAS D. WHEAT		139300	0	0	0
	7	KENNETH F. YONTZ		139300	0	0	0
2	APPROVAL OF THE COMPANY’S EQUITY PLAN.		For	139300	0	0	0
3	RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.		For	139300	0	0	0

RITCHIE BROS. AUCTIONEERS INCORPORAT
Security:	767744105		Meeting Type:	Annual
Ticker:	RBA		Meeting Date:	13-Apr-2006
ISIN			Vote Deadline Date:	10-Apr-2006
Agenda	932451886	Management	Total Ballot Shares:	68600
Last Vote Date:	24-Mar-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	DAVID EDWARD RITCHIE		68600	0	0	0
	2	CHARLES EDWARD CROFT		68600	0	0	0
	3	PETER JAMES BLAKE		68600	0	0	0
	4	CLIFFORD RUSSELL CMOLIK		0	0	68600	0
	5	ERIC PATEL		68600	0	0	0
	6	BEVERLEY ANNE BRISCOE		68600	0	0	0
	7	ROBERT WAUGH MURDOCH		68600	0	0	0
2	TO APPOINT KPMG LLP, CHARTERED ACCOUNTANTS, AS AUDITOR FOR THE COMPANY, AND TO AUTHORIZE THE DIRECTORS TO FIX THE AUDITORS' REMUNERATION.		For	68600	0	0	0

SILICON LABORATORIES INC.
Security:	826919102		Meeting Type:	Annual
Ticker:	SLAB		Meeting Date:	19-Apr-2006
ISIN			Vote Deadline Date:	18-Apr-2006
Agenda	932446506	Management	Total Ballot Shares:	588399
Last Vote Date:	27-Mar-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	NECIP SAYINER		588399	0	0	0
	2	DAVID R. WELLAND		0	0	588399	0
	3	HARVEY B. CASH		0	0	588399	0
2	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF SILICON LABORATORIES INC. FOR THE FISCAL YEAR ENDING DECEMBER 30, 2006.		For	588399	0	0	0

HERCULES INCORPORATED
Security:	427056106	Meeting Type:	Annual
Ticker:	HPC	Meeting Date:	20-Apr-06
ISIN		Vote Deadline Date:
Agenda	Management/SH	Total Ballot Shares:
Last Vote Date:

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For				0
	1	Thomas P. Gerrity		0	0	0	0
	2	Joe B. Wyatt		0	0	0	0
2	TO RATIFY THE APPOINTMENT OF SEIDMAN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.		For	0	0	0	0
3	SHAREHOLDER PROPOSAL TO REQUIRE ANNUAL ELECTION OF DIRECTORS		Against	0	0	0	0

APRIA HEALTHCARE GROUP INC.
Security:	037933108		Meeting Type:	Annual
Ticker:	AHG		Meeting Date:	21-Apr-2006
ISIN			Vote Deadline Date:	20-Apr-2006
Agenda	932467548	Management	Total Ballot Shares:	77100
Last Vote Date:	10-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	VICENTE ANIDO, JR.		77100	0	0	0
	2	TERRY P. BAYER		77100	0	0	0
	3	I.T. CORLEY		77100	0	0	0
	4	DAVID L. GOLDSMITH		77100	0	0	0
	5	LAWRENCE M. HIGBY		77100	0	0	0
	6	RICHARD H. KOPPES		77100	0	0	0
	7	PHILIP R. LOCHNER, JR.		77100	0	0	0
	8	MAHVASH YAZDI		77100	0	0	0
2	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.		For	77100	0	0	0

GOODRICH CORPORATION
Security:	382388106		Meeting Type:	Annual
Ticker:	GR		Meeting Date:	25-Apr-2006
ISIN			Vote Deadline Date:	24-Apr-2006
Agenda	932447116	Management	Total Ballot Shares:	351840
Last Vote Date:	30-Mar-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	DIANE C. CREEL		0	0	351840	0
	2	GEORGE A. DAVIDSON, JR.		351840	0	0	0
	3	HARRIS E. DELOACH, JR.		351840	0	0	0
	4	JAMES W. GRIFFITH		351840	0	0	0
	5	WILLIAM R. HOLLAND		351840	0	0	0
	6	JOHN P. JUMPER		351840	0	0	0
	7	MARSHALL O. LARSEN		351840	0	0	0
	8	DOUGLAS E. OLESEN		351840	0	0	0
	9	ALFRED M. RANKIN, JR.		351840	0	0	0
	10	JAMES R. WILSON		351840	0	0	0
	11	A. THOMAS YOUNG		351840	0	0	0
2	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2006.		For	351840	0	0	0

COGNEX CORPORATION
Security:	192422103		Meeting Type:	Special
Ticker:	CGNX		Meeting Date:	25-Apr-2006
ISIN			Vote Deadline Date:	24-Apr-2006
Agenda	932448613	Management	Total Ballot Shares:	114400
Last Vote Date:	27-Mar-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	ROBERT J. SHILLMAN		114400	0	0	0
	2	REUBEN WASSERMAN		114400	0	0	0

POWER-ONE, INC.
Security:	739308104		Meeting Type:	Annual
Ticker:	PWER		Meeting Date:	25-Apr-2006
ISIN			Vote Deadline Date:	24-Apr-2006
Agenda	932452460	Management	Total Ballot Shares:	580700
Last Vote Date:	28-Mar-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	KENDALL R. BISHOP		580700	0	0	0
	2	GAYLA J. DELLY		580700	0	0	0
	3	STEVEN J. GOLDMAN		580700	0	0	0
	4	JON E.M. JACOBY		580700	0	0	0
	5	MARK MELLIAR-SMITH		580700	0	0	0
	6	JAY WALTERS		580700	0	0	0
	7	WILLIAM T. YEATES		580700	0	0	0
2	PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS FOR THE COMPANY.		For	580700	0	0	0

FMC CORPORATION
Security:	302491303		Meeting Type:	Annual
Ticker:	FMC		Meeting Date:	25-Apr-2006
ISIN			Vote Deadline Date:	24-Apr-2006
Agenda	932452561	Management	Total Ballot Shares:	53440
Last Vote Date:	30-Mar-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	PATRICIA A. BUFFLER		53440	0	0	0
	2	G. PETER D’ALOIA		53440	0	0	0
	3	C. SCOTT GREER		53440	0	0	0
	4	PAUL J. NORRIS		53440	0	0	0
2	APPROVAL OF THE AMENDMENT TO THE FMC CORPORATION INCENTIVE COMPENSATION AND STOCK PLAN.		For	53440	0	0	0
3	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.		For	53440	0	0	0

KIRBY CORPORATION
Security:	497266106		Meeting Type:	Annual
Ticker:	KEX		Meeting Date:	25-Apr-2006
ISIN			Vote Deadline Date:	24-Apr-2006
Agenda	932451747	Management	Total Ballot Shares:	166846
Last Vote Date:	05-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	BOB G. GOWER		166846	0	0	0
	2	MONTE J. MILLER		0	0	166846	0
	3	JOSEPH H. PYNE		166846	0	0	0
2	TO RATIFY THE SELECTION OF KPMG LLP AS KIRBY CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2006.		For	166846	0	0	0

SYNOPSYS, INC.
Security:	871607107		Meeting Type:	Annual
Ticker:	SNPS		Meeting Date:	25-Apr-2006
ISIN			Vote Deadline Date:	24-Apr-2006
Agenda	932453208	Management	Total Ballot Shares:	87970
Last Vote Date:	03-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	AART J. DE GEUS		87970	0	0	0
	2	CHI-FOON CHAN		87970	0	0	0
	3	BRUCE R. CHIZEN		87970	0	0	0
	4	DEBORAH A. COLEMAN		0	0	87970	0
	5	A. RICHARD NEWTON		0	0	87970	0
	6	SASSON SOMEKH		0	0	87970	0
	7	ROY VALLEE		0	0	87970	0
	8	STEVEN C. WALSKE		87970	0	0	0
2	TO APPROVE THE 2006 EMPLOYEE EQUITY INCENTIVE PLAN AND THE RESERVATION OF 47,497,248 SHARES OF OUR COMMON STOCK FOR ISSUANCE THEREUNDER, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.		For	87970	0	0	0
3	TO APPROVE AN AMENDMENT OF THE 2005 NON- EMPLOYEE DIRECTORS EQUITY INCENTIVE PLAN (THE “2005 DIRECTORS PLAN”) IN ORDER TO (A) PROVIDE THAT THE EXPIRATION DATE OF THE 2005 DIRECTORS PLAN SHALL BE THE DAY IMMEDIATELY PRECEDING THE DATE OF THE 2010 ANNUAL MEETING OF STOCKHOLDERS AND (B) RESERVE AN ADDITIONAL 450,000 SHARES OF OUR COMMON STOCK FOR ISSUANCE THEREUNDER.		For	87970	0	0	0
4	TO RATIFY THE APPOINTMENT BY OUR AUDIT COMMITTEE OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2006.		For	87970	0	0	0

STATS CHIPPAC LTD.
Security:	85771T104		Meeting Type:	Annual
Ticker:	STTS		Meeting Date:	25-Apr-2006
ISIN			Vote Deadline Date:	17-Apr-2006
Agenda	932479860	Management	Total Ballot Shares:	288382
Last Vote Date:	11-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	APPROVAL TO ADOPT THE AUDITED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FINANCIAL YEAR ENDED DECEMBER 31, 2005.		For	288382	0	0	0
2	DIRECTOR		For
	1	MR. PETER SEAH LIM HUAT		288382	0	0	0
	2	MR. STEVEN H. HAMBLIN		288382	0	0	0
	3	MR. RICHARD J. AGNICH		288382	0	0	0
	4	MR. CHARLES R. WOFFORD		288382	0	0	0
	5	MR. R. DOUGLAS NORBY		288382	0	0	0
3	APPROVAL TO RE-APPOINT PRICEWATERHOUSECOOPERS AS AUDITORS AND TO AUTHORIZE THE DIRECTORS TO FIX THEIR REMUNERATION.		For	288382	0	0	0
4	APPROVAL OF THE DIRECTORS' FEES TOTALING APPROXIMATELY US$489,000 FOR THE FINANCIAL YEAR ENDED DECEMBER 31, 2005.		For	288382	0	0	0
5	APPROVAL TO AUTHORIZE THE DIRECTORS TO ALLOT AND ISSUE SHARES IN THE CAPITAL OF THE COMPANY.		For	0	288382	0	0
6	APPROVAL TO AUTHORIZE THE DIRECTORS TO CREATE AND ISSUE SECURITIES AND TO ISSUE SHARES IN THE CAPITAL OF THE COMPANY.		For	0	288382	0	0
7	APPROVAL TO AUTHORIZE THE DIRECTORS TO ALLOT AND ISSUE SHARES IN THE CAPITAL OF THE COMPANY.		For	288382	0	0	0
8	APPROVAL TO AUTHORIZE THE DIRECTORS TO OFFER AND GRANT OPTIONS, AND TO ALLOT AND ISSUE SHARES IN THE CAPITAL OF THE COMPANY.		For	288382	0	0	0
9	APPROVAL TO ADOPT THE CHANGES TO THE STATS CHIPPAC LTD. EMPLOYEE SHARE PURCHASE PLAN 2004.		For	288382	0	0	0
10	APPROVAL TO ADOPT THE PROPOSED STATS CHIPPAC LTD. RESTRICTED SHARE PLAN.		For	288382	0	0	0
11	APPROVAL TO ADOPT THE PROPOSED STATS CHIPPAC LTD. PERFORMANCE SHARE PLAN.		For	288382	0	0	0
12	APPROVAL OF THE SPECIAL RESOLUTION - PROPOSED ALTERATIONS TO THE ARTICLES OF ASSOCIATION.		For	288382	0	0	0
13	APPROVAL TO ADOPT THE PROPOSED SHARE PURCHASE MANDATE.		For	288382	0	0	0

OMNICELL, INC.
Security:	68213N109		Meeting Type:	Annual
Ticker:	OMCL		Meeting Date:	25-Apr-2006
ISIN			Vote Deadline Date:	24-Apr-2006
Agenda	932462308	Management	Total Ballot Shares:	424045
Last Vote Date:	06-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	RANDALL A. LIPPS		424045	0	0	0
	2	BROCK D. NELSON		424045	0	0	0
	3	JOSEPH E. WHITTERS		424045	0	0	0
2	PROPOSAL TO RATIFY APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2006.		For	424045	0	0	0

CROWN HOLDINGS, INC.
Security:	228368106		Meeting Type:	Annual
Ticker:	CCK		Meeting Date:	27-Apr-2006
ISIN			Vote Deadline Date:	26-Apr-2006
Agenda	932469174	Management	Total Ballot Shares:	1504180
Last Vote Date:	10-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JENNE K. BRITELL		1504180	0	0	0
	2	JOHN W. CONWAY		1504180	0	0	0
	3	ARNOLD W. DONALD		1504180	0	0	0
	4	MARIE L. GARIBALDI		1504180	0	0	0
	5	WILLIAM G. LITTLE		1504180	0	0	0
	6	HANS J. LOLIGER		1504180	0	0	0
	7	THOMAS A. RALPH		0	0	1504180	0
	8	HUGUES DU ROURET		1504180	0	0	0
	9	ALAN W. RUTHERFORD		0	0	1504180	0
	10	HAROLD A. SORGENTI		1504180	0	0	0
	11	JIM L. TURNER		1504180	0	0	0
	12	WILLIAM S. URKIEL		1504180	0	0	0
2	TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006, WHICH THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS.		For	1504180	0	0	0
3	FOR A RESOLUTION TO ADOPT THE 2006 STOCK- BASED INCENTIVE COMPENSATION PLAN, WHICH THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS.		For	1504180	0	0	0

NOBLE CORPORATION
Security:	G65422100		Meeting Type:	Annual
Ticker:	NE		Meeting Date:	27-Apr-2006
ISIN			Vote Deadline Date:	26-Apr-2006
Agenda	932459058	Management	Total Ballot Shares:	205370
Last Vote Date:	11-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JAMES C. DAY		205370	0	0	0
	2	JULIE H. EDWARDS		205370	0	0	0
	3	MARC E. LELAND		205370	0	0	0
2	APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR 2006.		For	205370	0	0	0
3	MEMBER (SHAREHOLDER) PROPOSAL TO SEPARATE THE POSITIONS OF CHAIRMAN/CHIEF EXECUTIVE OFFICER.		Against	205370	0	0	0

DIEBOLD, INCORPORATED
Security:	253651103		Meeting Type:	Annual
Ticker:	DBD		Meeting Date:	27-Apr-2006
ISIN			Vote Deadline Date:	26-Apr-2006
Agenda	932456331	Management	Total Ballot Shares:	163320
Last Vote Date:	07-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	LOUIS V. BOCKIUS III		0	0	163320	0
	2	PHILLIP R. COX		0	0	163320	0
	3	RICHARD L. CRANDALL		0	0	163320	0
	4	GALE S. FITZGERALD		0	0	163320	0
	5	PHILLIP B. LASSITER		0	0	163320	0
	6	JOHN N. LAUER		0	0	163320	0
	7	WILLIAM F. MASSY		0	0	163320	0
	8	ERIC J. ROORDA		0	0	163320	0
	9	THOMAS W. SWIDARSKI		163320	0	0	0
	10	HENRY D.G. WALLACE		0	0	163320	0
	11	ALAN J. WEBER		163320	0	0	0
2	TO RATIFY THE APPOINTMENT OF KPMG, LLP AS THE CORPORATION’S INDEPENDENT AUDITORS FOR THE YEAR 2006		For	163320	0	0	0
3	TO APPROVE THE AMENDED AND RESTATED DIEBOLD, INCORPORATED 1991 EQUITY AND PERFORMANCE INCENTIVE PLAN		For	163320	0	0	0

MACROVISION CORPORATION
Security:	555904101		Meeting Type:	Annual
Ticker:	MVSN		Meeting Date:	27-Apr-2006
ISIN			Vote Deadline Date:	26-Apr-2006
Agenda	932453424	Management	Total Ballot Shares:	343500
Last Vote Date:	17-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JOHN O. RYAN		343500	0	0	0
	2	ALFRED J. AMOROSO		343500	0	0	0
	3	DONNA S. BIRKS		0	0	343500	0
	4	STEVEN G. BLANK		0	0	343500	0
	5	ROBERT J. MAJTELES		343500	0	0	0
	6	WILLIAM N. STIRLEN		343500	0	0	0
2	TO APPROVE THE AMENDMENT OF OUR 2000 EQUITY INCENTIVE PLAN.		For	0	343500	0	0
3	TO RATIFY THE SELECTION OF KPMG LLP AS MACROVISION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006.		For	343500	0	0	0

ROGERS CORPORATION
Security:	775133101		Meeting Type:	Annual
Ticker:	ROG		Meeting Date:	28-Apr-2006
ISIN			Vote Deadline Date:	27-Apr-2006
Agenda	932482716	Management	Total Ballot Shares:	102800
Last Vote Date:	18-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	LEONARD M. BAKER		102800	0	0	0
	2	WALTER E. BOOMER		102800	0	0	0
	3	CHARLES M. BRENNAN, III		0	0	102800	0
	4	EDWARD L. DIEFENTHAL		102800	0	0	0
	5	GREGORY B. HOWEY		0	0	102800	0
	6	LEONARD R. JASKOL		0	0	102800	0
	7	CAROL R. JENSEN		102800	0	0	0
	8	EILEEN S. KRAUS		0	0	102800	0
	9	WILLIAM E. MITCHELL		0	0	102800	0
	10	ROBERT G. PAUL		0	0	102800	0
	11	ROBERT D. WACHOB		102800	0	0	0
2	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF ROGERS CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.		For	0	102800	0	0

REGENERATION TECHNOLOGIES, INC.
Security:	75886n100	Meeting Type:	Annual
Ticker:	RTIX	Meeting Date:	28-Apr-2006
ISIN		Vote Deadline Date:
Agenda	Management	Total Ballot Shares:
Last Vote Date:

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	PHILIP R. CHAPMAN		0	0	0	0

RTI INTERNATIONAL METALS, INC.
Security:	74973W107		Meeting Type:	Annual
Ticker:	RTI		Meeting Date:	28-Apr-2006
ISIN			Vote Deadline Date:	27-Apr-2006
Agenda	932476472	Management	Total Ballot Shares:	113200
Last Vote Date:	18-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	CRAIG R. ANDERSSON		0	0	113200	0
	2	DANIEL I. BOOKER		113200	0	0	0
	3	DONALD P. FUSILLI		0	0	113200	0
	4	RONALD L. GALLATIN		0	0	113200	0
	5	CHARLES C. GEDEON		0	0	113200	0
	6	ROBERT M. HERNANDEZ		0	0	113200	0
	7	EDITH E. HOLIDAY		113200	0	0	0
	8	JOHN H. ODLE		113200	0	0	0
	9	TIMOTHY G. RUPERT		113200	0	0	0
	10	JAMES A. WILLIAMS		113200	0	0	0
2	RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED ACCOUNTANTS FOR 2006.		For	0	113200	0	0

ARTESYN TECHNOLOGIES, INC.
Security:	043127109		Meeting Type:	Special
Ticker:	ATSN		Meeting Date:	28-Apr-2006
ISIN			Vote Deadline Date:	27-Apr-2006
Agenda	932456951	Management	Total Ballot Shares:	266389
Last Vote Date:	17-Apr-2006

Item	Proposal	Recommendation	For	Against	Abstain	Take No Action
1	PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER, DATED AS OF FEBRUARY 1, 2006 AND AMENDED AS OF MARCH 16, 2006, BY AND BETWEEN ARTESYN TECHNOLOGIES, INC., EMERSON ELECTRIC CO. AND ATLANTA ACQUISITION SUB, INC. AND THE MERGER CONTEMPLATED THEREBY.	For	266389	0	0	0
2	PROPOSAL TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE MEETING TO APPROVE AND ADOPT THE MERGER AGREEMENT AND THE MERGER.	For	266389	0	0	0

BRUSH ENGINEERED MATERIALS INC.
Security:	117421107		Meeting Type:	Annual
Ticker:	BW		Meeting Date:	02-May-2006
ISIN			Vote Deadline Date:	01-May-2006
Agenda	932453309	Management	Total Ballot Shares:	269335
Last Vote Date:	10-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	RICHARD J. HIPPLE		269335	0	0	0
	2	WILLIAM B. LAWRENCE		269335	0	0	0
	3	WILLIAM P. MADAR		269335	0	0	0
2	APPROVE ADOPTION OF THE BRUSH ENGINEERED MATERIALS INC. 2006 STOCK INCENTIVE PLAN.		For	269335	0	0	0
3	APPROVE ADOPTION OF THE BRUSH ENGINEERED MATERIALS INC. 2006 NON-EMPLOYEE DIRECTOR EQUITY PLAN.		For	269335	0	0	0
4	CONFIRMING THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY.		For	269335	0	0	0

FAIRCHILD SEMICONDUCTOR INTL., INC.
Security:	303726103		Meeting Type:	Annual
Ticker:	FCS		Meeting Date:	03-May-2006
ISIN			Vote Deadline Date:	02-May-2006
Agenda	932457319	Management	Total Ballot Shares:	1295700
Last Vote Date:	24-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	RICHARD A. AURELIO		1295700	0	0	0
	2	CHARLES P. CARINALLI		1295700	0	0	0
	3	CHARLES M. CLOUGH		1295700	0	0	0
	4	ROBERT F. FRIEL		1295700	0	0	0
	5	THOMAS L. MAGNANTI		1295700	0	0	0
	6	KEVIN J. MCGARITY		1295700	0	0	0
	7	KIRK P. POND		1295700	0	0	0
	8	BRYAN R. ROUB		1295700	0	0	0
	9	RONALD W. SHELLY		1295700	0	0	0
	10	WILLIAM N. STOUT		1295700	0	0	0
	11	MARK S. THOMPSON		1295700	0	0	0
2	PROPOSAL TO AMEND AND APPROVE THE FAIRCHILD SEMICONDUCTOR STOCK PLAN.		For	1295700	0	0	0
3	PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.		For	1295700	0	0	0

SIRF TECHNOLOGY HOLDINGS, INC.
Security:	82967H101		Meeting Type:	Annual
Ticker:	SIRF		Meeting Date:	03-May-2006
ISIN			Vote Deadline Date:	02-May-2006
Agenda	932465429	Management	Total Ballot Shares:	99800
Last Vote Date:	13-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	MOHANBIR GYANI		99800	0	0	0
	2	STEPHEN C. SHERMAN		99800	0	0	0
	3	SAM S. SRINIVASAN		99800	0	0	0
2	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006.		For	99800	0	0	0

FLUOR CORPORATION
Security:	343412102		Meeting Type:	Annual
Ticker:	FLR		Meeting Date:	03-May-2006
ISIN			Vote Deadline Date:	02-May-2006
Agenda	932451088	Management	Total Ballot Shares:	145250
Last Vote Date:	18-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	ALAN L. BOECKMANN		145250	0	0	0
	2	VILMA S. MARTINEZ		145250	0	0	0
	3	DEAN R. O'HARE		145250	0	0	0
2	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS FOR 2006.		For	145250	0	0	0
3	SHAREHOLDER PROPOSAL RELATING TO PERFORMANCE BASED STOCK OPTIONS.		Against	145250	0	0	0

AUTOLIV, INC.
Security:	052800109		Meeting Type:	Annual
Ticker:	ALV		Meeting Date:	04-May-2006
ISIN			Vote Deadline Date:	03-May-2006
Agenda	932452410	Management	Total Ballot Shares:	145520
Last Vote Date:	12-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	GEORGE A. LORCH		145520	0	0	0
	2	JAMES M. RINGLER		145520	0	0	0
	3	TETSUO SEKIYA		145520	0	0	0
	4	PER WELIN		145520	0	0	0
2	APPROVAL OF ERNST & YOUNG AB AS INDEPENDENT AUDITORS OF THE COMPANY.		For	145520	0	0	0

KANSAS CITY SOUTHERN
Security:	485170302		Meeting Type:	Annual
Ticker:	KSU		Meeting Date:	04-May-2006
ISIN			Vote Deadline Date:	03-May-2006
Agenda	932490270	Management	Total Ballot Shares:	103720
Last Vote Date:	24-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	MICHAEL R. HAVERTY		103720	0	0	0
	2	THOMAS A. MCDONNELL		0	0	103720	0
2	RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF KPMG LLP AS KCS’S INDEPENDENT ACCOUNTANTS FOR 2006.		For	103720	0	0	0

FREEPORT-MCMORAN COPPER & GOLD INC.
Security:	35671D857		Meeting Type:	Annual
Ticker:	FCX		Meeting Date:	04-May-2006
ISIN			Vote Deadline Date:	03-May-2006
Agenda	932463590	Management	Total Ballot Shares:	103542
Last Vote Date:	18-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	ROBERT J. ALLISON, JR.		0	0	103542	0
	2	ROBERT A. DAY		103542	0	0	0
	3	GERALD J. FORD		103542	0	0	0
	4	H. DEVON GRAHAM, JR.		103542	0	0	0
	5	J. BENNETT JOHNSTON		0	0	103542	0
	6	BOBBY LEE LACKEY		103542	0	0	0
	7	GABRIELLE K. MCDONALD		0	0	103542	0
	8	JAMES R. MOFFETT		103542	0	0	0
	9	B.M. RANKIN, JR.		0	0	103542	0
	10	J. STAPLETON ROY		0	0	103542	0
	11	J. TAYLOR WHARTON		103542	0	0	0
2	RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.		For	103542	0	0	0
3	APPROVAL OF THE PROPOSED 2006 STOCK INCENTIVE PLAN.		For	0	103542	0	0
4	STOCKHOLDER PROPOSAL REGARDING REVIEW OF POLICIES RELATING TO FINANCIAL SUPPORT OF INDONESIAN GOVERNMENT SECURITY PERSONNEL.		Against	0	103542	0	0

LANDSTAR SYSTEM, INC.
Security:	515098101		Meeting Type:	Annual
Ticker:	LSTR		Meeting Date:	04-May-2006
ISIN			Vote Deadline Date:	03-May-2006
Agenda	932485940	Management	Total Ballot Shares:	1205274
Last Vote Date:	21-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	RONALD W. DRUCKER		1205274	0	0	0
	2	HENRY H. GERKENS		1205274	0	0	0
2	RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2006.		For	1205274	0	0	0
3	TO CONSIDER APPROVAL OF AN AMENDMENT TO THE COMPANY’S EXECUTIVE INCENTIVE COMPENSATION PLAN.		For	1205274	0	0	0

PEDIATRIX MEDICAL GROUP, INC.
Security:	705324101		Meeting Type:	Annual
Ticker:	PDX		Meeting Date:	04-May-2006
ISIN			Vote Deadline Date:	03-May-2006
Agenda	932472448	Management	Total Ballot Shares:	407300
Last Vote Date:	13-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	CESAR L. ALVAREZ		0	0	407300	0
	2	WALDEMAR A. CARLO, M.D.		407300	0	0	0
	3	MICHAEL B. FERNANDEZ		407300	0	0	0
	4	ROGER K. FREEMAN, M.D.		0	0	407300	0
	5	PAUL G. GABOS		0	0	407300	0
	6	P.J. GOLDSCHMIDT, M.D.		407300	0	0	0
	7	ROGER J. MEDEL, M.D.		407300	0	0	0
	8	LAWRENCE M. MULLEN		407300	0	0	0
	9	ENRIQUE J. SOSA, PH.D.		407300	0	0	0

WESTERN GAS RESOURCES, INC.
Security:	958259103		Meeting Type:	Annual
Ticker:	WGR		Meeting Date:	05-May-2006
ISIN			Vote Deadline Date:	04-May-2006
Agenda	932469251	Management	Total Ballot Shares:	82880
Last Vote Date:	17-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JOHN E. BREWSTER, JR.		82880	0	0	0
	2	THOMAS M HAMILTON		82880	0	0	0
	3	JOSEPH E. REID		0	0	82880	0
2	PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED COMMON STOCK TO 200,000,000 SHARES.		For	82880	0	0	0
3	PROPOSAL TO APPROVE THE FIRST AMENDMENT TO THE 2005 STOCK INCENTIVE PLAN.		For	82880	0	0	0

HECLA MINING COMPANY
Security:	422704106		Meeting Type:	Annual
Ticker:	HL		Meeting Date:	05-May-2006
ISIN			Vote Deadline Date:	04-May-2006
Agenda	932463514	Management	Total Ballot Shares:	237707
Last Vote Date:	20-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	G.R. NETHERCUTT, JR.		237707	0	0	0
	2	JOHN H. BOWLES		237707	0	0	0
2	PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE CORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE CORPORATION FROM 200,000,000 TO 400,000,000.		For	0	237707	0	0
3	PROPOSAL TO APPROVE THE ADOPTION OF AN EMPLOYEE STOCK PURCHASE PLAN.		For	237707	0	0	0

SOTHEBY'S HOLDINGS, INC.
Security:	835898107		Meeting Type:	Annual
Ticker:	BID		Meeting Date:	08-May-2006
ISIN			Vote Deadline Date:	05-May-2006
Agenda	932493391	Management	Total Ballot Shares:	362000
Last Vote Date:	26-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	MICHAEL BLAKENHAM		362000	0	0	0
	2	STEVEN B. DODGE		362000	0	0	0
	3	THE DUKE OF DEVONSHIRE		0	0	362000	0
	4	ALLEN QUESTROM		362000	0	0	0
	5	WILLIAM F. RUPRECHT		362000	0	0	0
	6	MICHAEL I. SOVERN		362000	0	0	0
	7	DONALD M. STEWART		362000	0	0	0
	8	ROBERT S. TAUBMAN		362000	0	0	0
	9	ROBIN G. WOODHEAD		362000	0	0	0
2	ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED MARCH 31, 2006, RELATING TO THE REINCORPORATION OF SOTHEBY’S HOLDINGS, INC. IN DELAWARE.		For	0	362000	0	0
3	APPROVAL OF A PROVISION IN THE SURVIVING CORPORATION’S CERTIFICATE OF INCORPORATION TO PROVIDE THAT SHAREHOLDER ACTION MAY ONLY BE TAKEN AT A DULY CALLED MEETING OF SHAREHOLDERS.		For	0	362000	0	0
4	APPROVAL OF A PROVISION IN THE SURVIVING CORPORATION’S CERTIFICATE OF INCORPORATION REGARDING WHO MAY CALL SPECIAL SHAREHOLDER MEETINGS.		For	0	362000	0	0
5	APPROVAL OF THE SOTHEBY’S HOLDINGS, INC. AMENDED AND RESTATED RESTRICTED STOCK PLAN.		For	362000	0	0	0
6	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR 2006.		For	362000	0	0	0

ENSCO INTERNATIONAL INCORPORATED
Security:	26874Q100		Meeting Type:	Annual
Ticker:	ESV		Meeting Date:	09-May-2006
ISIN			Vote Deadline Date:	08-May-2006
Agenda	932460758	Management	Total Ballot Shares:	97004
Last Vote Date:	20-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	GERALD W. HADDOCK*		97004	0	0	0
	2	PAUL E. ROWSEY, III*		97004	0	0	0
	3	CARL F. THORNE*		97004	0	0	0
	4	DANIEL W. RABUN**		97004	0	0	0
2	RATIFICATION OF THE AUDIT COMMITTEE'S APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 2006.		For	97004	0	0	0

CHARLES RIVER LABORATORIES INTL., IN
Security:	159864107		Meeting Type:	Annual
Ticker:	CRL		Meeting Date:	09-May-2006
ISIN			Vote Deadline Date:	08-May-2006
Agenda	932482944	Management	Total Ballot Shares:	602303
Last Vote Date:	18-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JAMES C. FOSTER		602303	0	0	0
	2	STEPHEN D. CHUBB		602303	0	0	0
	3	GEORGE E. MASSARO		602303	0	0	0
	4	LINDA MCGOLDRICK		602303	0	0	0
	5	GEORGE M. MILNE, JR.		602303	0	0	0
	6	DOUGLAS E. ROGERS		602303	0	0	0
	7	SAMUEL O. THEIR		602303	0	0	0
	8	WILLIAM H. WALTRIP		602303	0	0	0
2	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT PUBLIC AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 30, 2006.		For	602303	0	0	0

COEUR D’ALENE MINES CORPORATION
Security:	192108108		Meeting Type:	Annual
Ticker:	CDE		Meeting Date:	09-May-2006
ISIN			Vote Deadline Date:	08-May-2006
Agenda	932474454	Management	Total Ballot Shares:	309216
Last Vote Date:	01-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	CECIL D. ANDRUS		309216	0	0	0
	2	JAMES J. CURRAN		0	0	309216	0
	3	ANDREW LUNDQUIST		0	0	309216	0
	4	ROBERT E. MELLOR		309216	0	0	0
	5	JOHN H. ROBINSON		0	0	309216	0
	6	J. KENNETH THOMPSON		0	0	309216	0
	7	ALEX VITALE		0	0	309216	0
	8	TIMOTHY R. WINTERER		0	0	309216	0
	9	DENNIS E. WHEELER		309216	0	0	0
2	RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT ACCOUNTANTS.		For	0	309216	0	0

TALISMAN ENERGY INC.
Security:	87425E103		Meeting Type:	Special
Ticker:	TLM		Meeting Date:	09-May-2006
ISIN			Vote Deadline Date:	05-May-2006
Agenda	932459832	Management	Total Ballot Shares:	261300
Last Vote Date:	08-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	DOUGLAS D. BALDWIN		261300	0	0	0
	2	JAMES W. BUCKEE		261300	0	0	0
	3	WILLIAM R.P. DALTON		261300	0	0	0
	4	KEVIN S. DUNNE		261300	0	0	0
	5	LAWRENCE G. TAPP		261300	0	0	0
	6	STELLA M. THOMPSON		261300	0	0	0
	7	ROBERT G. WELTY		261300	0	0	0
	8	CHARLES R. WILLIAMSON		261300	0	0	0
	9	CHARLES W. WILSON		261300	0	0	0
2	REAPPOINTMENT OF ERNST & YOUNG LLP CHARTERED ACCOUNTANTS AS AUDITOR OF THE COMPANY FOR THE ENSUING YEAR.		For	261300	0	0	0
3	RESOLUTION TO AMEND THE ARTICLES TO EFFECT A THREE FOR ONE DIVISION OF COMMON SHARES. PLEASE READ THE RESOLUTION IN FULL IN THE ACCOMPANYING MANAGEMENT PROXY CIRCULAR.		For	261300	0	0	0

PEROT SYSTEMS CORPORATION
Security:	714265105		Meeting Type:	Annual
Ticker:	PER		Meeting Date:	10-May-2006
ISIN			Vote Deadline Date:	09-May-2006
Agenda	932463095	Management	Total Ballot Shares:	170210
Last Vote Date:	20-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	ROSS PEROT		170210	0	0	0
	2	ROSS PEROT, JR.		170210	0	0	0
	3	PETER A. ALTABEF		0	0	170210	0
	4	STEVEN BLASNIK		0	0	170210	0
	5	JOHN S.T. GALLAGHER		170210	0	0	0
	6	CARL HAHN		170210	0	0	0
	7	DESOTO JORDAN		170210	0	0	0
	8	THOMAS MEURER		170210	0	0	0
	9	CECIL H. MOORE, JR.		170210	0	0	0
	10	ANTHONY J. PRINCIPI		170210	0	0	0
	11	ANUROOP (TONY) SINGH		170210	0	0	0
2	APPROVAL OF THE 2006 NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN AND THE RESERVATION OF SHARES TO BE ISSUED UNDER THE PLAN.		For	170210	0	0	0
3	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.		For	170210	0	0	0

SMURFIT-STONE CONTAINER CORPORATION
Security:	832727101		Meeting Type:	Annual
Ticker:	SSCC		Meeting Date:	10-May-2006
ISIN			Vote Deadline Date:	09-May-2006
Agenda	932469201	Management	Total Ballot Shares:	249199
Last Vote Date:	20-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JAMES R. BORIS		249199	0	0	0
	2	CONNIE K. DUCKWORTH		249199	0	0	0
	3	ALAN E. GOLDBERG		249199	0	0	0
	4	WILLIAM T. LYNCH, JR.		249199	0	0	0
	5	PATRICK J. MOORE		249199	0	0	0
	6	JAMES J. O’CONNOR		249199	0	0	0
	7	JERRY K. PEARLMAN		249199	0	0	0
	8	THOMAS A. REYNOLDS, III		0	0	249199	0
	9	EUGENE C. SIT		249199	0	0	0
	10	WILLIAM D. SMITHBURG		249199	0	0	0
2	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR 2006.		For	249199	0	0	0

BOWATER INCORPORATED
Security:	102183100		Meeting Type:	Annual
Ticker:	BOW		Meeting Date:	10-May-2006
ISIN			Vote Deadline Date:	09-May-2006
Agenda	932487778	Management	Total Ballot Shares:	181660
Last Vote Date:	24-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	TOGO D. WEST, JR.		181660	0	0	0
	2	RICHARD B. EVANS		181660	0	0	0
	3	BRUCE W. VAN SAUN		0	0	181660	0
	4	DAVID J. PATERSON		181660	0	0	0
2	PROPOSAL TO APPROVE BOWATER'S 2006 STOCK OPTION AND RESTRICTED STOCK PLAN		For	181660	0	0	0
3	PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2006 FISCAL YEAR		For	181660	0	0	0

CROSS COUNTRY HEALTHCARE, INC.
Security:	227483104		Meeting Type:	Annual
Ticker:	CCRN		Meeting Date:	10-May-2006
ISIN			Vote Deadline Date:	09-May-2006
Agenda	932485736	Management	Total Ballot Shares:	354923
Last Vote Date:	21-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JOSEPH A. BOSHART		354923	0	0	0
	2	EMIL HENSEL		0	0	354923	0
	3	W. LARRY CASH		354923	0	0	0
	4	C. TAYLOR COLE		354923	0	0	0
	5	THOMAS C. DIRCKS		0	0	354923	0
	6	JOSEPH TRUNFIO		354923	0	0	0
2	PROPOSAL TO APPROVE AND RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.		For	354923	0	0	0

INTERSIL CORPORATION
Security:	46069S109		Meeting Type:	Annual
Ticker:	ISIL		Meeting Date:	10-May-2006
ISIN			Vote Deadline Date:	09-May-2006
Agenda	932479000	Management	Total Ballot Shares:	119650
Last Vote Date:	08-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	RICHARD M. BEYER		119650	0	0	0
	2	DR. ROBERT W. CONN		119650	0	0	0
	3	JAMES V. DILLER		119650	0	0	0
	4	GARY E. GIST		119650	0	0	0
	5	MERCEDES JOHNSON		119650	0	0	0
	6	GREGORY LANG		119650	0	0	0
	7	JAN PEETERS		119650	0	0	0
	8	ROBERT N. POKELWALDT		0	0	119650	0
	9	JAMES A. URRY		119650	0	0	0
2	RATIFICATION OF INDEPENDENT, REGISTERED CERTIFIED PUBLIC ACCOUNTANTS.		For	119650	0	0	0
3	INCREASE OF THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER 0HE 1999 EQUITY COMPENSATION PLAN FROM 25,250,000 TO 36,250,000.		For	0	119650	0	0

ECLIPSYS CORPORATION
Security:	278856109		Meeting Type:	Annual
Ticker:	ECLP		Meeting Date:	10-May-2006
ISIN			Vote Deadline Date:	09-May-2006
Agenda	932488035	Management	Total Ballot Shares:	880462
Last Vote Date:	21-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	STEVEN A. DENNING		0	0	880462	0
	2	JAY B. PIEPER		880462	0	0	0
2	TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.		For	880462	0	0	0

REPUBLIC SERVICES, INC.
Security:	760759100		Meeting Type:	Annual
Ticker:	RSG		Meeting Date:	11-May-2006
ISIN			Vote Deadline Date:	10-May-2006
Agenda	932478921	Management	Total Ballot Shares:	388080
Last Vote Date:	21-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JAMES E. O'CONNOR		388080	0	0	0
	2	HARRIS W. HUDSON		0	0	388080	0
	3	JOHN W. CROGHAN		0	0	388080	0
	4	W. LEE NUTTER		0	0	388080	0
	5	RAMON A. RODRIGUEZ		0	0	388080	0
	6	ALLAN C. SORENSEN		0	0	388080	0
	7	MICHAEL W. WICKHAM		0	0	388080	0
2	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS		For	388080	0	0	0

WRIGHT MEDICAL GROUP, INC.
Security:	98235T107		Meeting Type:	Annual
Ticker:	WMGI		Meeting Date:	11-May-2006
ISIN			Vote Deadline Date:	10-May-2006
Agenda	932501465	Management	Total Ballot Shares:	427847
Last Vote Date:	28-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	F. BARRY BAYS		427847	0	0	0
	2	MARTIN J. EMERSON		427847	0	0	0
	3	GARY D. HENLEY		427847	0	0	0
	4	BEVERLY A. HUSS		427847	0	0	0
	5	DAVID D. STEVENS		427847	0	0	0
	6	THOMAS E. TIMBIE		0	0	427847	0
	7	JAMES T. TREACE		0	0	427847	0
2	TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2006.		For	427847	0	0	0

TRANSOCEAN INC.
Security:	G90078109		Meeting Type:	Annual
Ticker:	RIG		Meeting Date:	11-May-2006
ISIN			Vote Deadline Date:	10-May-2006
Agenda	932483477	Management	Total Ballot Shares:	75410
Last Vote Date:	27-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	VICTOR E. GRIJALVA		75410	0	0	0
	2	ARTHUR LINDENAUER		75410	0	0	0
	3	KRISTIAN SIEM		0	0	75410	0
2	APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.		For	75410	0	0	0

KAYDON CORPORATION
Security:	486587108		Meeting Type:	Annual
Ticker:	KDN		Meeting Date:	12-May-2006
ISIN			Vote Deadline Date:	11-May-2006
Agenda	932482475	Management	Total Ballot Shares:	208227
Last Vote Date:	21-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	DAVID A. BRANDON		208227	0	0	0
	2	BRIAN P. CAMPBELL		0	0	208227	0
	3	TIMOTHY J. O’DONOVAN		208227	0	0	0
	4	JAMES O’LEARY		208227	0	0	0
	5	THOMAS C. SULLIVAN		208227	0	0	0
2	RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2006.		For	208227	0	0	0

DAVITA INC.
Security:	23918K108		Meeting Type:	Annual
Ticker:	DVA		Meeting Date:	15-May-2006
ISIN			Vote Deadline Date:	12-May-2006
Agenda	932493149	Management	Total Ballot Shares:	531300
Last Vote Date:	24-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	NANCY-ANN DEPARLE		531300	0	0	0
	2	RICHARD B. FONTAINE		531300	0	0	0
	3	PETER T. GRAUER		531300	0	0	0
	4	C. RAYMOND LARKIN, JR.		531300	0	0	0
	5	JOHN M. NEHRA		531300	0	0	0
	6	WILLIAM L. ROPER, M.D.		531300	0	0	0
	7	KENT J. THIRY		531300	0	0	0
	8	RICHARD C. VAUGHAN		531300	0	0	0
2	RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006.		For	0	531300	0	0

DEXCOM INC
Security:	252131107		Meeting Type:	Annual
Ticker:	DXCM		Meeting Date:	15-May-2006
ISIN			Vote Deadline Date:	12-May-2006
Agenda	932512747	Management	Total Ballot Shares:	63541
Last Vote Date:	03-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	KIM D. BLICKENSTAFF		63541	0	0	0
	2	TERRANCE H. GREGG		63541	0	0	0
2	TO AMEND THE 2005 EQUITY INCENTIVE PLAN REGARDING ANNUAL DIRECTOR OPTION GRANTS.		For	63541	0	0	0
3	TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.		For	63541	0	0	0

SABRE HOLDINGS CORPORATION
Security:	785905100		Meeting Type:	Annual
Ticker:	TSG		Meeting Date:	16-May-2006
ISIN			Vote Deadline Date:	15-May-2006
Agenda	932469477	Management	Total Ballot Shares:	53300
Last Vote Date:	12-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	MICHAEL S. GILLILAND		53300	0	0	0
	2	ROYCE S. CALDWELL		53300	0	0	0
	3	RICHARD G. LINDNER		53300	0	0	0
	4	BOB L. MARTIN		53300	0	0	0
	5	GLENN W. MARSCHEL		53300	0	0	0
	6	PAMELA B. STROBEL		53300	0	0	0
	7	MARY ALICE TAYLOR		0	0	53300	0
	8	RICHARD L. THOMAS		53300	0	0	0
2	RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE YEAR 2006.		For	53300	0	0	0

OMNICARE, INC.
Security:	681904108		Meeting Type:	Annual
Ticker:	OCR		Meeting Date:	16-May-2006
ISIN			Vote Deadline Date:	15-May-2006
Agenda	932499595	Management	Total Ballot Shares:	592894
Last Vote Date:	12-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	EDWARD L. HUTTON		592894	0	0	0
	2	JOEL F. GEMUNDER		592894	0	0	0
	3	JOHN T. CROTTY		0	0	592894	0
	4	CHARLES H. ERHART, JR.		0	0	592894	0
	5	SANDRA E. LANEY		0	0	592894	0
	6	ANDREA R. LINDELL, DNSC		0	0	592894	0
	7	JOHN H. TIMONEY		592894	0	0	0
	8	AMY WALLMAN		592894	0	0	0
2	TO RE-APPROVE THE COMPANY’S ANNUAL INCENTIVE PLAN FOR SENIOR EXECUTIVE OFFICERS.		For	592894	0	0	0
3	TO RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.		For	592894	0	0	0

EGL, INC.
Security:	268484102		Meeting Type:	Annual
Ticker:	EAGL		Meeting Date:	16-May-2006
ISIN			Vote Deadline Date:	15-May-2006
Agenda	932495559	Management	Total Ballot Shares:	551561
Last Vote Date:	25-Apr-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JAMES R. CRANE		551561	0	0	0
	2	FRANK J. HEVRDEJS		0	0	551561	0
	3	PAUL WILLIAM HOBBY		551561	0	0	0
	4	MICHAEL K. JHIN		551561	0	0	0
	5	MILTON CARROLL		551561	0	0	0
	6	NEIL E. KELLEY		0	0	551561	0
	7	JAMES FLAGG		0	0	551561	0

TNS, INC.
Security:	872960109		Meeting Type:	Annual
Ticker:	TNS		Meeting Date:	16-May-2006
ISIN			Vote Deadline Date:	15-May-2006
Agenda	932510058	Management	Total Ballot Shares:	320000
Last Vote Date:	04-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JOHN B. BENTON		320000	0	0	0
	2	STEPHEN X. GRAHAM		320000	0	0	0
	3	JOHN J. MCDONNELL, JR.		320000	0	0	0
	4	JOHN V. SPONYOE		320000	0	0	0
	5	JAY E. RICKS		320000	0	0	0
2	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS TNS, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR 2006 FISCAL YEAR.		For	320000	0	0	0

MAGELLAN HEALTH SERVICES, INC.
Security:	559079207		Meeting Type:	Annual
Ticker:	MGLN		Meeting Date:	16-May-2006
ISIN			Vote Deadline Date:	15-May-2006
Agenda	932470432	Management	Total Ballot Shares:	780216
Last Vote Date:	04-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	BARRY M. SMITH		780216	0	0	0
	2	RENE LERER, M.D.		780216	0	0	0
2	APPROVAL OF 2006 MANAGEMENT INCENTIVE PLAN.		For	0	780216	0	0
3	APPROVAL OF 2006 DIRECTOR EQUITY COMPENSATION PLAN.		For	780216	0	0	0
4	APPROVAL OF 2006 EMPLOYEE STOCK PURCHASE PLAN.		For	780216	0	0	0
5	RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2006.		For	780216	0	0	0

PSYCHIATRIC SOLUTIONS, INC.
Security:	74439H108		Meeting Type:	Annual
Ticker:	PSYS		Meeting Date:	16-May-2006
ISIN			Vote Deadline Date:	15-May-2006
Agenda	932510779	Management	Total Ballot Shares:	308613
Last Vote Date:	04-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	DAVID M. DILL		308613	0	0	0
	2	CHRISTOPHER GRANT, JR.		308613	0	0	0
2	APPROVAL OF THE PSYCHIATRIC SOLUTIONS, INC. EXECUTIVE PERFORMANCE INCENTIVE PLAN.		For	308613	0	0	0
3	APPROVAL OF THE AMENDMENT TO THE PSYCHIATRIC SOLUTIONS, INC. EQUITY INCENTIVE PLAN.		For	0	308613	0	0
4	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006.		For	308613	0	0	0

INTERMEC, INC.
Security:	458786100		Meeting Type:	Annual
Ticker:	IN		Meeting Date:	17-May-2006
ISIN			Vote Deadline Date:	16-May-2006
Agenda	932487728	Management	Total Ballot Shares:	435904
Last Vote Date:	01-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	GREGORY K. HINCKLEY		435904	0	0	0
	2	STEVEN B. SAMPLE		435904	0	0	0
	3	OREN G. SHAFFER		435904	0	0	0
	4	LARRY D. YOST		435904	0	0	0
2	ADOPT MANAGEMENT PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS TO PROVIDE FOR ANNUAL ELECTION OF DIRECTORS		For	435904	0	0	0

PHARMACEUTICAL PRODUCT DEVELOPMENT,
Security:	717124101		Meeting Type:	Annual
Ticker:	PPDI		Meeting Date:	17-May-2006
ISIN			Vote Deadline Date:	16-May-2006
Agenda	932481055	Management	Total Ballot Shares:	635600
Last Vote Date:	05-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	STUART BONDURANT, M.D.		635600	0	0	0
	2	FREDERICK FRANK		0	0	635600	0
	3	TERRY MAGNUSON, PH.D.		635600	0	0	0
	4	F.N. ESHELMAN, PHARM.D.		635600	0	0	0
	5	GENERAL DAVID L. GRANGE		635600	0	0	0
	6	ERNEST MARIO, PH.D.		635600	0	0	0
	7	MARYE ANNE FOX, PH.D.		635600	0	0	0
	8	CATHERINE M. KLEMA		635600	0	0	0
	9	JOHN A. MCNEILL, JR.		635600	0	0	0
2	APPROVAL OF AN AMENDMENT TO THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN.		For	635600	0	0	0
3	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.		For	0	635600	0	0

NATIONAL OILWELL VARCO, INC.
Security:	637071101		Meeting Type:	Annual
Ticker:	NOV		Meeting Date:	17-May-2006
ISIN			Vote Deadline Date:	16-May-2006
Agenda	932493339	Management	Total Ballot Shares:	322670
Last Vote Date:	12-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	GREG L. ARMSTRONG		322670	0	0	0
	2	DAVID D. HARRISON		0	0	322670	0
	3	MERRILL A. MILLER, JR.		322670	0	0	0
2	RATIFICATION OF INDEPENDENT AUDITORS.		For	0	322670	0	0

DTS, INC.
Security:	23335C101		Meeting Type:	Annual
Ticker:	DTSI		Meeting Date:	18-May-2006
ISIN			Vote Deadline Date:	17-May-2006
Agenda	932482576	Management	Total Ballot Shares:	438080
Last Vote Date:	12-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JON E. KIRCHNER		438080	0	0	0
	2	JAMES B. MCELWEE		438080	0	0	0
	3	RONALD N. STONE		438080	0	0	0
2	TO RATIFY AND APPROVE PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2006.		For	0	438080	0	0

TRIMBLE NAVIGATION LIMITED
Security:	896239100		Meeting Type:	Annual
Ticker:	TRMB		Meeting Date:	18-May-2006
ISIN			Vote Deadline Date:	17-May-2006
Agenda	932487831	Management	Total Ballot Shares:	286807
Last Vote Date:	05-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	STEVEN W. BERGLUND		286807	0	0	0
	2	ROBERT S. COOPER		0	0	286807	0
	3	JOHN B. GOODRICH		286807	0	0	0
	4	WILLIAM HART		286807	0	0	0
	5	ULF J. JOHANSSON		286807	0	0	0
	6	BRADFORD W. PARKINSON		286807	0	0	0
	7	NICKOLAS W. VANDE STEEG		286807	0	0	0
2	TO APPROVE AN AMENDMENT TO THE COMPANY’S 2002 STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK AVAILABLE FOR GRANT OF STOCK OPTIONS AND STOCK AWARDS THEREUNDER.		For	286807	0	0	0
3	TO APPROVE AN AMENDMENT TO THE COMPANY’S 1988 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK AVAILABLE FOR PURCHASE THEREUNDER.		For	286807	0	0	0
4	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE CURRENT FISCAL YEAR ENDING DECEMBER 29, 2006.		For	286807	0	0	0

LOJACK CORPORATION
Security:	539451104		Meeting Type:	Annual
Ticker:	LOJN		Meeting Date:	18-May-2006
ISIN			Vote Deadline Date:	17-May-2006
Agenda	932487867	Management	Total Ballot Shares:	268533
Last Vote Date:	08-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JOSEPH F. ABELY		268533	0	0	0
	2	ROBERT J. MURRAY		268533	0	0	0
	3	HARVEY ROSENTHAL		268533	0	0	0
	4	MARIA RENNA SHARPE		268533	0	0	0
	5	JOHN H. MACKINNON		268533	0	0	0
	6	ROBERT L. REWEY		268533	0	0	0
	7	RICHARD T. RILEY		268533	0	0	0
2	RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR 2006.		For	268533	0	0	0

CITRIX SYSTEMS, INC.
Security:	177376100		Meeting Type:	Annual
Ticker:	CTXS		Meeting Date:	18-May-2006
ISIN			Vote Deadline Date:	17-May-2006
Agenda	932509598	Management	Total Ballot Shares:	200200
Last Vote Date:	03-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	THOMAS F. BOGAN		200200	0	0	0
	2	GARY E. MORIN		200200	0	0	0
2	AMENDMENT TO THE 2005 EQUITY INCENTIVE PLAN		For	200200	0	0	0
3	RATIFY ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2006		For	200200	0	0	0

PACTIV CORP.
Security:	695257105		Meeting Type:	Annual
Ticker:	PTV		Meeting Date:	19-May-2006
ISIN			Vote Deadline Date:	18-May-2006
Agenda	932473933	Management	Total Ballot Shares:	124247
Last Vote Date:	05-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	LARRY D. BRADY		124247	0	0	0
	2	K. DANE BROOKSHER		124247	0	0	0
	3	ROBERT J. DARNALL		0	0	124247	0
	4	M.R. (NINA) HENDERSON		124247	0	0	0
	5	N. THOMAS LINEBARGER		124247	0	0	0
	6	ROGER B. PORTER		124247	0	0	0
	7	RICHARD L. WAMBOLD		124247	0	0	0
	8	NORMAN H. WESLEY		124247	0	0	0
2	RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS		For	124247	0	0	0

MANHATTAN ASSOCIATES, INC.
Security:	562750109		Meeting Type:	Annual
Ticker:	MANH		Meeting Date:	19-May-2006
ISIN			Vote Deadline Date:	18-May-2006
Agenda	932499951	Management	Total Ballot Shares:	0
Last Vote Date:	15-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	DEEPAK RAGHAVAN		0	0	0	0
2	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.		For	0	0	0	0

CLEAN HARBORS, INC.
Security:	184496107		Meeting Type:	Annual
Ticker:	CLHB		Meeting Date:	19-May-2006
ISIN			Vote Deadline Date:	18-May-2006
Agenda	932500451	Management	Total Ballot Shares:	81302
Last Vote Date:	15-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JOHN D. BARR		81302	0	0	0
	2	JOHN T. PRESTON		0	0	81302	0
	3	LORNE R. WAXLAX		81302	0	0	0

CONNETICS CORPORATION
Security:	208192104		Meeting Type:	Annual
Ticker:	CNCT		Meeting Date:	22-May-2006
ISIN			Vote Deadline Date:	19-May-2006
Agenda	932507758	Management	Total Ballot Shares:	226000
Last Vote Date:	18-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	DAVID E. COHEN, M.D.		0	0	226000	0
	2	R. ANDREW ECKERT		226000	0	0	0
	3	CARL B. FELDBAUM		226000	0	0	0
	4	DENISE M. GILBERT, PHD		226000	0	0	0
	5	JOHN C. KANE		226000	0	0	0
	6	THOMAS D. KILEY		226000	0	0	0
	7	LEON E. PANETTA		0	0	226000	0
	8	G. KIRK RAAB		0	0	226000	0
	9	THOMAS G. WIGGANS		226000	0	0	0
2	TO APPROVE THE ADOPTION OF THE 2006 MANAGEMENT INCENTIVE PLAN.		For	226000	0	0	0
3	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.		For	226000	0	0	0

SWIFT TRANSPORTATION CO., INC.
Security:	870756103		Meeting Type:	Annual
Ticker:	SWFT		Meeting Date:	23-May-2006
ISIN			Vote Deadline Date:	22-May-2006
Agenda	932495028	Management	Total Ballot Shares:	836308
Last Vote Date:	18-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	ROBERT W. CUNNINGHAM		836308	0	0	0
	2	DAVID GOLDMAN		0	0	836308	0
	3	SAMUEL C. COWLEY		836308	0	0	0
2	RATIFICATION OF SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006		For	836308	0	0	0

GLOBALSANTAFE CORPORATION
Security:	G3930E101		Meeting Type:	Annual
Ticker:	GSF		Meeting Date:	23-May-2006
ISIN			Vote Deadline Date:	22-May-2006
Agenda	932493187	Management	Total Ballot Shares:	50710
Last Vote Date:	11-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	THOMAS W. CASON		50710	0	0	0
	2	JON A. MARSHALL		50710	0	0	0
	3	CARROLL W. SUGGS		50710	0	0	0
2	AMEND THE COMPANY’S AMENDED AND RESTATED ARTICLES OF ASSOCIATION, AS AMENDED TO DATE; TO PROVIDE THAT THE ISSUANCE OF PREFERENCE SHARES IS NOT A VARIATION OF THE RIGHTS OF THE HOLDERS OF ORDINARY SHARES AND TO MAKE A RELATED CLARIFYING CHANGE, AND AMEND THE COMPANY’S AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION TO MAKE A RELATED CLARIFYING CHANGE.		For	0	50710	0	0
3	AMEND THE EXISTING ARTICLES OF ASSOCIATION TO INCREASE THE COMPANY’S FLEXIBILITY IN REPURCHASING ITS SHARES.		For	50710	0	0	0
4	AMEND THE EXISTING ARTICLES OF ASSOCIATION TO DELETE OBSOLETE PROVISIONS RELATING TO KUWAIT PETROLEUM CORPORATION AND ITS AFFILIATES.		For	50710	0	0	0
5	AMEND THE EXISTING MEMORANDUM OF ASSOCIATION AND THE EXISTING ARTICLES OF ASSOCIATION TO CLARIFY, UPDATE AND MAKE MINOR CHANGES TO CERTAIN PROVISIONS.		For	50710	0	0	0
6	AMEND AND RESTATE THE EXISTING MEMORANDUM OF ASSOCIATION AND THE EXISTING ARTICLES OF ASSOCIATION TO INCORPORATE ALL PREVIOUS AMENDMENTS THERETO.		For	50710	0	0	0
7	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2006.		For	50710	0	0	0

INTRALASE CORP.
Security:	461169104		Meeting Type:	Annual
Ticker:	ILSE		Meeting Date:	23-May-2006
ISIN			Vote Deadline Date:	22-May-2006
Agenda	932517494	Management	Total Ballot Shares:	106349
Last Vote Date:	10-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	WILLIAM J. LINK		106349	0	0	0
	2	GILBERT H. KLIMAN		106349	0	0	0
2	TO APPROVE AMENDMENTS TO THE COMPANY'S 2004 STOCK INCENTIVE PLAN.		For	106349	0	0	0
3	TO INCREASE BY TWO MILLION SHARES THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY'S 2004 STOCK INCENTIVE PLAN.		For	0	106349	0	0
4	TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2006.		For	106349	0	0	0

MONTPELIER RE HOLDINGS LTD
Security:	G62185106		Meeting Type:	Annual
Ticker:	MRH		Meeting Date:	23-May-2006
ISIN			Vote Deadline Date:	22-May-2006
Agenda	932498048	Management	Total Ballot Shares:	107100
Last Vote Date:	19-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	ANTHONY TAYLOR*		107100	0	0	0
	2	ALLAN W. FULKERSON*		107100	0	0	0
	3	K. THOMAS KEMP*		107100	0	0	0
	4	MORGAN W. DAVIS**		0	0	107100	0
	5	CLEMENT S. DWYER, JR***		107100	0	0	0
	6	CANDACE L. STRAIGHT***		107100	0	0	0
2	TO ELECT THE DESIGNATED COMPANY DIRECTORS IN RESPECT OF MONTPELIER REINSURANCE LTD., A WHOLLY-OWNED REINSURANCE COMPANY ORGANIZED UNDER THE LAWS OF BERMUDA.		For	107100	0	0	0
3	TO APPOINT PRICEWATERHOUSECOOPERS, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, OF HAMILTON, BERMUDA AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2006 AND TO AUTHORIZE THE COMPANY’S BOARD, ACTING BY THE COMPANY’S AUDIT COMMITTEE, TO SET THEIR REMUNERATION.		For	107100	0	0	0

ATMI, INC.
Security:	00207R101		Meeting Type:	Annual
Ticker:	ATMI		Meeting Date:	23-May-2006
ISIN			Vote Deadline Date:	22-May-2006
Agenda	932512533	Management	Total Ballot Shares:	861562
Last Vote Date:	18-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	STEPHEN H. MAHLE		0	0	861562	0
	2	C. DOUGLAS MARSH		861562	0	0	0
	3	DOUGLAS A. NEUGOLD		861562	0	0	0
2	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.		For	861562	0	0	0

KOMAG, INCORPORATED
Security:	500453204		Meeting Type:	Annual
Ticker:	KOMG		Meeting Date:	24-May-2006
ISIN			Vote Deadline Date:	23-May-2006
Agenda	932501566	Management	Total Ballot Shares:	105100
Last Vote Date:	11-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	CHRIS A. EYRE		0	0	105100	0
	2	DAVID G. TAKATA		105100	0	0	0
	3	HARRY G. VAN WICKLE		105100	0	0	0
2	PROPOSAL TO AMEND OUR AMENDED AND RESTATED 2002 QUALIFIED STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE BY 5,000,000 SHARES, FROM 4,242,054 SHARES TO 9,242,054 SHARES, AND MAKE CERTAIN OTHER CHANGES.		For	105100	0	0	0
3	PROPOSAL TO AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK BY 70,000,000 SHARES, FROM 50,000,000 SHARES TO 120,000,000 SHARES.		For	105100	0	0	0
4	PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.		For	105100	0	0	0

GRAFTECH INTERNATIONAL LTD.
Security:	384313102		Meeting Type:	Annual
Ticker:	GTI		Meeting Date:	24-May-2006
ISIN			Vote Deadline Date:	23-May-2006
Agenda	932501807	Management	Total Ballot Shares:	518371
Last Vote Date:	15-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	R. EUGENE CARTLEDGE		518371	0	0	0
	2	MARY B. CRANSTON		518371	0	0	0
	3	JOHN R. HALL		518371	0	0	0
	4	HAROLD E. LAYMAN		518371	0	0	0
	5	FERRELL P. MCCLEAN		518371	0	0	0
	6	MICHAEL C. NAHL		0	0	518371	0
	7	FRANK A. RIDDICK III		518371	0	0	0
	8	CRAIG S. SHULAR		518371	0	0	0

EXPRESS SCRIPTS, INC.
Security:	302182100		Meeting Type:	Annual
Ticker:	ESRX		Meeting Date:	24-May-2006
ISIN			Vote Deadline Date:	23-May-2006
Agenda	932497868	Management	Total Ballot Shares:	102182
Last Vote Date:	15-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	GARY G. BENANAV		102182	0	0	0
	2	FRANK J. BORELLI		102182	0	0	0
	3	MAURA C. BREEN		102182	0	0	0
	4	NICHOLAS J. LAHOWCHIC		102182	0	0	0
	5	THOMAS P. MAC MAHON		102182	0	0	0
	6	JOHN O. PARKER, JR.		102182	0	0	0
	7	GEORGE PAZ		102182	0	0	0
	8	SAMUEL K. SKINNER		102182	0	0	0
	9	SEYMOUR STERNBERG		102182	0	0	0
	10	BARRETT A. TOAN		102182	0	0	0
	11	HOWARD L. WALTMAN		0	0	102182	0
2	APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 275,000,000 SHARES TO 650,000,000 SHARES.		For	102182	0	0	0
3	APPROVAL AND RATIFICATION OF THE EXPRESS SCRIPTS, INC. 2000 LONG TERM INCENTIVE PLAN, AS AMENDED.		For	102182	0	0	0
4	RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2006.		For	102182	0	0	0

ARRIS GROUP, INC.
Security:	04269Q100		Meeting Type:	Annual
Ticker:	ARRS		Meeting Date:	24-May-2006
ISIN			Vote Deadline Date:	23-May-2006
Agenda	932506112	Management	Total Ballot Shares:	210340
Last Vote Date:	15-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	ALEX B. BEST		210340	0	0	0
	2	HARRY L. BOSCO		210340	0	0	0
	3	JOHN ANDERSON CRAIG		210340	0	0	0
	4	MATTHEW B. KEARNEY		210340	0	0	0
	5	WILLIAM H. LAMBERT		210340	0	0	0
	6	JOHN R. PETTY		210340	0	0	0
	7	ROBERT J. STANZIONE		210340	0	0	0
2	APPROVAL OF PERFORMANCE GOALS WITH RESPECT TO THE 2001 STOCK INCENTIVE PLAN.		For	210340	0	0	0
3	APPROVAL OF PERFORMANCE GOALS WITH RESPECT TO THE 2004 STOCK INCENTIVE PLAN.		For	210340	0	0	0
4	APPROVAL OF PERFORMANCE GOALS WITH RESPECT TO THE MANAGEMENT INCENTIVE PLAN.		For	210340	0	0	0
5	APPROVAL OF THE RETENTION OF ERNST & YOUNG AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.		For	210340	0	0	0

GENOMIC HEALTH, INC.
Security:	37244C101		Meeting Type:	Annual
Ticker:	GHDX		Meeting Date:	24-May-2006
ISIN			Vote Deadline Date:	23-May-2006
Agenda	932510983	Management	Total Ballot Shares:	332500
Last Vote Date:	18-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	RANDAL W. SCOTT		332500	0	0	0
	2	KIMBERLY J. POPOVITS		332500	0	0	0
	3	JULIAN C. BAKER		332500	0	0	0
	4	BROOK H. BYERS		332500	0	0	0
	5	FRED E. COHEN		0	0	332500	0
	6	SAMUEL D. COLELLA		332500	0	0	0
	7	MICHAEL D. GOLDBERG		332500	0	0	0
	8	RANDALL S. LIVINGSTON		332500	0	0	0
	9	WOODROW A. MYERS		332500	0	0	0
2	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS GENOMIC HEALTH’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE 2006 FISCAL YEAR.		For	332500	0	0	0

POLYCOM, INC.
Security:	73172K104		Meeting Type:	Annual
Ticker:	PLCM		Meeting Date:	25-May-2006
ISIN			Vote Deadline Date:	24-May-2006
Agenda	932501352	Management	Total Ballot Shares:	145130
Last Vote Date:	15-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	ROBERT C. HAGERTY		145130	0	0	0
	2	MICHAEL R. KOUREY		0	0	145130	0
	3	BETSY S. ATKINS		145130	0	0	0
	4	JOHN SEELY BROWN		145130	0	0	0
	5	DAVID G. DEWALT		145130	0	0	0
	6	DURK I. JAGER		145130	0	0	0
	7	JOHN A. KELLEY, JR.		145130	0	0	0
	8	STANLEY J. MERESMAN		145130	0	0	0
	9	WILLIAM A. OWENS		145130	0	0	0
	10	KEVIN T. PARKER		145130	0	0	0
	11	THOMAS G. STEMBERG		145130	0	0	0
2	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.		For	145130	0	0	0

PANERA BREAD COMPANY
Security:	69840W108		Meeting Type:	Annual
Ticker:	PNRA		Meeting Date:	25-May-2006
ISIN			Vote Deadline Date:	24-May-2006
Agenda	932492870	Management	Total Ballot Shares:	505014
Last Vote Date:	12-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	DOMENIC COLASACCO		505014	0	0	0
	2	THOMAS E. LYNCH		505014	0	0	0
2	ADOPTION OF THE COMPANY’S 2006 STOCK INCENTIVE PLAN.		For	505014	0	0	0
3	RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 26, 2006.		For	505014	0	0	0

E*TRADE FINANCIAL CORPORATION
Security:	269246104		Meeting Type:	Annual
Ticker:	ET		Meeting Date:	25-May-2006
ISIN			Vote Deadline Date:	24-May-2006
Agenda	932510123	Management	Total Ballot Shares:	389900
Last Vote Date:	19-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	MICHAEL K. PARKS		389900	0	0	0
	2	LEWIS E. RANDALL		389900	0	0	0
	3	STEPHEN H. WILLARD		389900	0	0	0
2	TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR 2006.		For	389900	0	0	0

CITIZENS COMMUNICATIONS COMPANY
Security:	17453B101		Meeting Type:	Annual
Ticker:	CZN		Meeting Date:	25-May-2006
ISIN			Vote Deadline Date:	24-May-2006
Agenda	932498238	Management	Total Ballot Shares:	203990
Last Vote Date:	19-May-2006
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	KATHLEEN Q. ABERNATHY		203990	0	0	0
	2	LEROY T. BARNES, JR.		0	0	203990	0
	3	JERI B. FINARD		203990	0	0	0
	4	LAWTON WEHLE FITT		203990	0	0	0
	5	STANLEY HARFENIST		203990	0	0	0
	6	WILLIAM M. KRAUS		203990	0	0	0
	7	HOWARD L. SCHROTT		203990	0	0	0
	8	LARRAINE D. SEGIL		203990	0	0	0
	9	BRADLEY E. SINGER		203990	0	0	0
	10	EDWIN TORNBERG		203990	0	0	0
	11	DAVID H. WARD		203990	0	0	0
	12	MYRON A. WICK, III		203990	0	0	0
	13	MARY AGNES WILDEROTTER		203990	0	0	0
2	TO ADOPT THE NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN.		For	203990	0	0	0
3	TO CONSIDER AND VOTE UPON A STOCKHOLDER PROPOSAL, IF PRESENTED AT THE MEETING.		Against	203990	0	0	0
4	TO RATIFY THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.		For	203990	0	0	0

MATRIA HEALTHCARE, INC.
Security:	576817209		Meeting Type:	Annual
Ticker:	MATR		Meeting Date:	31-May-2006
ISIN			Vote Deadline Date:	30-May-2006
Agenda	932517280	Management	Total Ballot Shares:	143220
Last Vote Date:	17-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	J. TERRY DEWBERRY*		143220	0	0	0
	2	RICHARD M. HASSETT, MD*		143220	0	0	0
	3	KAAREN J. STREET*		143220	0	0	0
	4	WAYNE P. YETTER*		143220	0	0	0
	5	DONALD J. LOTHROP**		143220	0	0	0

I2 TECHNOLOGIES, INC.
Security:	465754208		Meeting Type:	Annual
Ticker:	ITWO		Meeting Date:	31-May-2006
ISIN			Vote Deadline Date:	30-May-2006
Agenda	932523776	Management	Total Ballot Shares:	131879
Last Vote Date:	15-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	SANJIV S. SIDHU		0	0	131879	0
	2	ROBERT L. CRANDALL		0	0	131879	0
	3	JACKSON L. WILSON, JR.		131879	0	0	0
2	APPROVAL OF THE ISSUANCE OF A NUMBER OF SHARES OF OUR COMMON STOCK SUFFICIENT TO FULLY PROVIDE FOR THE CONVERSION OF OUR 5% SENIOR CONVERTIBLE NOTES DUE 2015 AND THE EXERCISE OF CERTAIN WARRANTS.		For	0	0	0	0

C&D TECHNOLOGIES, INC.
Security:	124661109		Meeting Type:	Annual
Ticker:	CHP		Meeting Date:	01-Jun-2006
ISIN			Vote Deadline Date:	31-May-2006
Agenda	932526392	Management	Total Ballot Shares:	93170
Last Vote Date:	17-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	WILLIAM HARRAL, III		0	0	93170	0
	2	PAMELA LEWIS DAVIES		0	0	93170	0
	3	KEVIN P. DOWD		0	0	93170	0
	4	JEFFREY A. GRAVES		93170	0	0	0
	5	ROBERT I. HARRIES		0	0	93170	0
	6	GEORGE MACKENZIE		93170	0	0	0
	7	JOHN A.H. SHOBER		93170	0	0	0
	8	STANLEY W. SILVERMAN		93170	0	0	0
	9	ELLEN C. WOLF		93170	0	0	0
2	APPROVAL OF THE COMPANY’S 2007 STOCK INCENTIVE PLAN.		For	0	93170	0	0
3	RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2007.		For	93170	0	0	0

SBS TECHNOLOGIES, INC.
Security:	78387P103		Meeting Type:	Special
Ticker:	SBSE		Meeting Date:	06-Jun-2006
ISIN			Vote Deadline Date:	05-Jun-2006
Agenda	932525225	Management	Total Ballot Shares:	305580
Last Vote Date:	31-May-2006

Item	Proposal	Recommendation	For	Against	Abstain	Take No Action
1	TO APPROVE THE AGREEMENT AND PLAN OF MERGER, DATED AS OF MARCH 19, 2006, AMONG GE FANUC EMBEDDED SYSTEMS, INC., GME, INC., AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GE FANUC, AND SBS TECHNOLOGIES, INC.	For	305580	0	0	0
2	TO GRANT THE PERSONS NAMED AS PROXIES DISCRETIONARY AUTHORITY TO VOTE TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SATISFY THE CONDITIONS TO COMPLETING THE MERGER AS SET FORTH IN THE AGREEMENT AND PLAN OF MERGER, INCLUDING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES TO VOTE IN FAVOR OF THE AGREEMENT AND PLAN OF MERGER.	For	305580	0	0	0
3	TO CONSIDER AND ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.	For	0	305580	0	0

ELECTRONICS FOR IMAGING, INC.
Security:	286082102		Meeting Type:	Annual
Ticker:	EFII		Meeting Date:	07-Jun-2006
ISIN			Vote Deadline Date:	06-Jun-2006
Agenda	932525681	Management	Total Ballot Shares:	181494
Last Vote Date:	26-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	GILL COGAN		181494	0	0	0
	2	JEAN-LOUIS GASSEE		181494	0	0	0
	3	GUY GECHT		181494	0	0	0
	4	JAMES S. GREENE		181494	0	0	0
	5	DAN MAYDAN		181494	0	0	0
	6	FRED ROSENZWEIG		181494	0	0	0
	7	THOMAS I. UNTERBERG		0	0	181494	0
	8	CHRISTOPHER B. PAISLEY		0	0	181494	0
2	TO APPROVE AMENDMENTS TO THE COMPANY’S 2004 EQUITY INCENTIVE PLAN TO: (I) INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY AN AGGREGATE OF 4,500,000 SHARES; AND (II) CONSOLIDATE THE SHARES OTHERWISE AVAILABLE FOR AWARD GRANT PURPOSES UNDER OTHER EQUITY COMPENSATION PLANS, ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.		For	0	181494	0	0
3	TO APPROVE AN AMENDMENT TO THE COMPANY’S 2000 EMPLOYEE STOCK PURCHASE PLAN TO EXTEND AND INCREASE AN AUTOMATIC SHARE INCREASE FEATURE BEGINNING WITH CALENDAR YEAR 2006 AND CONTINUING THROUGH CALENDAR YEAR 2012, ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.		For	0	181494	0	0

TRIARC COMPANIES, INC.
Security:	895927309		Meeting Type:	Annual
Ticker:	TRYB		Meeting Date:	07-Jun-2006
ISIN			Vote Deadline Date:	06-Jun-2006
Agenda	932519880	Management	Total Ballot Shares:	189090
Last Vote Date:	31-May-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	NELSON PELTZ		189090	0	0	0
	2	PETER W. MAY		189090	0	0	0
	3	HUGH L. CAREY		189090	0	0	0
	4	CLIVE CHAJET		189090	0	0	0
	5	EDWARD P. GARDEN		189090	0	0	0
	6	JOSEPH A. LEVATO		189090	0	0	0
	7	GREGORY H. SACHS		189090	0	0	0
	8	DAVID E. SCHWAB II		189090	0	0	0
	9	RAYMOND S. TROUBH		0	0	189090	0
	10	GERALD TSAI, JR.		189090	0	0	0
	11	RUSSELL V UMPHENOUR, JR		0	0	189090	0
	12	JACK G. WASSERMAN		189090	0	0	0
2	TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 2002 EQUITY PARTICIPATION PLAN AS DESCRIBED IN THE PROXY STATEMENT.		For	189090	0	0	0
3	TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.		For	189090	0	0	0

DOLLAR TREE STORES, INC.
Security:	256747106		Meeting Type:	Annual
Ticker:	DLTR		Meeting Date:	14-Jun-2006
ISIN			Vote Deadline Date:	13-Jun-2006
Agenda	932529083	Management	Total Ballot Shares:	1040340
Last Vote Date:	02-Jun-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	J. DOUGLAS PERRY*		0	0	1040340	0
	2	THOMAS A. SAUNDERS III*		0	0	1040340	0
	3	EILEEN R. SCOTT*		1040340	0	0	0
	4	MARY ANNE CITRINO**		1040340	0	0	0

MOMENTA PHARMACEUTICALS, INC.
Security:	60877T100		Meeting Type:	Annual
Ticker:	MNTA		Meeting Date:	15-Jun-2006
ISIN			Vote Deadline Date:	14-Jun-2006
Agenda	932525580	Management	Total Ballot Shares:	57087
Last Vote Date:	06-Jun-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JOHN K. CLARKE		0	0	57087	0
	2	ROBERT S. LANGER, JR.		0	0	57087	0
	3	STEPHEN T. REEDERS		0	0	57087	0
2	TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.		For	57087	0	0	0

SONUS NETWORKS, INC.
Security:	835916107		Meeting Type:	Annual
Ticker:	SONS		Meeting Date:	21-Jun-2006
ISIN			Vote Deadline Date:	20-Jun-2006
Agenda	932521962	Management	Total Ballot Shares:	2772017
Last Vote Date:	09-Jun-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	EDWARD T. ANDERSON		0	0	2772017	0
	2	ALBERT A. NOTINI		2772017	0	0	0

VALUEVISION MEDIA, INC.
Security:	92047K107		Meeting Type:	Annual
Ticker:	VVTV		Meeting Date:	21-Jun-2006
ISIN			Vote Deadline Date:	20-Jun-2006
Agenda	932541243	Management	Total Ballot Shares:	283224
Last Vote Date:	09-Jun-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	JAMES J. BARNETT		283224	0	0	0
	2	JOHN D. BUCK		0	0	283224	0
	3	MARSHALL S. GELLER		283224	0	0	0
	4	ROBERT J. KORKOWSKI		0	0	283224	0
	5	WILLIAM J. LANSING		283224	0	0	0
	6	GEORGE A. VANDEMAN		283224	0	0	0
2	PROPOSAL TO RATIFY DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.		For	0	283224	0	0
3	PROPOSAL TO AMEND AND RESTATE THE 2004 OMNIBUS STOCK PLAN.		For	283224	0	0	0

ZORAN CORPORATION
Security:	98975F101		Meeting Type:	Annual
Ticker:	ZRAN		Meeting Date:	22-Jun-2006
ISIN			Vote Deadline Date:	21-Jun-2006
Agenda	932533133	Management	Total Ballot Shares:	117621
Last Vote Date:	13-Jun-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	LEVY GERZBERG, PH.D.		117621	0	0	0
	2	UZIA GALIL		117621	0	0	0
	3	RAYMOND A. BURGESS		117621	0	0	0
	4	JAMES D. MEINDL, PH.D.		117621	0	0	0
	5	JAMES B. OWENS, JR.		117621	0	0	0
	6	DAVID RYNNE		117621	0	0	0
	7	ARTHUR B. STABENOW		117621	0	0	0
	8	PHILIP M. YOUNG		117621	0	0	0
2	TO APPROVE AN INCREASE IN THE MAXIMUM AGGREGATE NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE COMPANY’S 2005 EQUITY INCENTIVE PLAN BY 2,500,000 SHARES.		For	0	117621	0	0
3	TO APPROVE AN INCREASE IN THE MAXIMUM AGGREGATE NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE COMPANY’S 1995 EMPLOYEE STOCK PURCHASE PLAN BY 1,000,000 SHARES.		For	0	117621	0	0
4	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.		For	117621	0	0	0

CORE LABORATORIES N.V.
Security:	N22717107		Meeting Type:	Annual
Ticker:	CLB		Meeting Date:	28-Jun-2006
ISIN			Vote Deadline Date:	27-Jun-2006
Agenda	932538917	Management	Total Ballot Shares:	364450
Last Vote Date:	19-Jun-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	RICHARD L. BERGMARK		0	0	364450	0
	2	ALEXANDER VRIESENDORP		364450	0	0	0
2	CONFIRMATION AND ADOPTION OF ANNUAL ACCOUNTS.		For	364450	0	0	0
3	APPROVAL OF CANCELLATION OF OUR REPURCHASED SHARES.		For	364450	0	0	0
4	APPROVAL OF EXTENSION OF AUTHORITY OF MANAGEMENT BOARD TO REPURCHASE UP TO 10% OF THE ISSUED SHARE CAPITAL OF THE COMPANY.		For	364450	0	0	0
5	APPROVAL OF EXTENSION OF AUTHORITY OF SUPERVISORY BOARD TO ISSUE SHARES AND/OR TO GRANT RIGHTS (INCLUDING OPTIONS TO PURCHASE) WITH RESPECT TO OUR COMMON AND/OR PREFERENCE SHARES UNTIL JUNE 28, 2011.		For	0	364450	0	0
6	APPROVAL OF EXTENSION OF AUTHORITY OF SUPERVISORY BOARD TO LIMIT OR ELIMINATE PREEMPTIVE RIGHTS OF HOLDERS OF COMMON SHARES UNTIL JUNE 28, 2011.		For	364450	0	0	0
7	APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CORE LABORATORIES N.V. 1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN.		For	0	364450	0	0
8	APPROVAL OF THE MANDATORY AMENDMENTS OF THE ARTICLES OF ASSOCIATION, INCLUDING A CAPITAL INCREASE.		For	364450	0	0	0
9	APPROVAL OF THE AMENDMENT OF THE INDEMNIFICATION PROVISION OF THE ARTICLES OF ASSOCIATION.		For	364450	0	0	0
10	APPROVAL OF THE TWO-FOR-ONE STOCK SPLIT.		For	364450	0	0	0
11	RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDED DECEMBER 31, 2006.		For	364450	0	0	0

HARMONIC INC.
Security:	413160102		Meeting Type:	Annual
Ticker:	HLIT		Meeting Date:	28-Jun-2006
ISIN			Vote Deadline Date:	27-Jun-2006
Agenda	932537422	Management	Total Ballot Shares:	447208
Last Vote Date:	28-Jun-2006

Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	DIRECTOR		For
	1	ANTHONY J. LEY		447208	0	0	0
	2	PATRICK J. HARSHMAN		447208	0	0	0
	3	E. FLOYD KVAMME		447208	0	0	0
	4	WILLIAM F. REDDERSEN		447208	0	0	0
	5	LEWIS SOLOMON		0	447208	0	0
	6	MICHEL L. VAILLAUD		447208	0	0	0
	7	DAVID R. VAN VALKENBURG		447208	0	0	0
2	TO APPROVE AMENDMENTS TO THE 2002 EMPLOYEE STOCK PURCHASE PLAN TO REDUCE THE TERM OF FUTURE OFFERING PERIODS TO SIX (6) MONTHS AND INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER BY 2,000,000 SHARES.		For	447208	0	0	0
3	TO APPROVE AMENDMENTS TO THE 2002 DIRECTOR OPTION PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES WHICH MAY BE OPTIONED AND SOLD UNDER THE PLAN BY AN ADDITIONAL 300,000 SHARES AND REDUCE THE TERM OF FUTURE OPTIONS GRANTED UNDER THE PLAN TO SEVEN (7) YEARS.		For	447208	0	0	0
4	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.		For	447208	0	0	0

BUSINESS OPPORTUNITY VALUE FUND
Vote Summary Report from 07/01/05 to 06/30/06.

In All Markets, for all statuses, for M-FUND.

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

07/15/05 AGM	Freddie Mac		313400301					29,100
	FRE
	1.1	Elect Director Barbara T. Alexander		For	29,100	0	0
	1.2	Elect Director Geoffrey T. Boisi		For	29,100	0	0
	1.3	Elect Director Joan E. Donoghue		For	29,100	0	0
	1.4	Elect Director Michelle Engler		For	29,100	0	0
	1.5	Elect Director Richard Karl Goeltz		For	29,100	0	0
	1.6	Elect Director Thomas S. Johnson		For	29,100	0	0
	1.7	Elect Director William M. Lewis, Jr.		For	29,100	0	0
	1.8	Elect Director Eugene M. Mcquade		For	29,100	0	0
	1.9	Elect Director Shaun F. O'Malley		For	29,100	0	0
	1.1	Elect Director Ronald F. Poe		For	29,100	0	0
	1.1	Elect Director Stephen A. Ross		For	29,100	0	0
	1.1	Elect Director Richard F. Syron		For	29,100	0	0
	1.1	Elect Director William J. Turner		For	29,100	0	0
	2	Ratify Auditors		For	29,100	0	0

08/11/05 AGM	American International Group, Inc.		026874107					17,900
	AIG
	1.1	Elect Director M. Aidinoff		For	17,900	0	0
	1.2	Elect Director P. Chia		For	17,900	0	0
	1.3	Elect Director M. Cohen		For	17,900	0	0
	1.4	Elect Director W. Cohen		For	17,900	0	0
	1.5	Elect Director M. Feldstein		For	17,900	0	0
	1.6	Elect Director E. Futter		For	17,900	0	0
	1.7	Elect Director S. Hammerman		For	17,900	0	0
	1.8	Elect Director C. Hills		For	17,900	0	0
	1.9	Elect Director R. Holbrooke		For	17,900	0	0
	1.1	Elect Director D. Kanak		For	17,900	0	0
	1.1	Elect Director G. Miles, Jr		For	17,900	0	0
	1.1	Elect Director M. Offit		For	17,900	0	0
	1.1	Elect Director M. Sullivan		For	17,900	0	0
	1.1	Elect Director E. Tse		For	17,900	0	0
	1.2	Elect Director F. Zarb		For	17,900	0	0
	2	Ratify Auditors		For	17,900	0	0

1/17/2006 AGM	Monsanto Co.		61166W101					13,000
	MON
	1.1	Elect Director Hugh Grant		For	13,000	0	0
	1.2	Elect Director C. Steven McMillan		For	13,000	0	0
	1.3	Elect Director Robert J. Stevens		For	13,000	0	0
	2	Ratify Auditors		For	13,000	0	0
	3	Amend Executive Incentive Bonus Plan		For	13,000	0	0
	4	Report on Political Contributions		Against	0	13,000	0
	5	Separate Chairman and CEO Positions		Against	0	13,000	0

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

3/1/2006 AGM	Agilent Technologies Inc.		00846U101					44,400
	A
	1.1	Elect Director William P. Sullivan		For	44,400	0	0
	1.2	Elect Director Robert J. Herbold		For	44,400	0	0
	1.3	Elect Director Koh Boon Hwee		For	44,400	0	0
	2	Ratify Auditors		For	44,400	0	0
	3	Approve Executive Incentive Bonus Plan		For	44,400	0	0

3/9/2006 AGM	Tyco International Ltd.		902124106					58,850
	TYC
	Meeting for Holders of ADRs
	1	SET THE MAXIMUM NUMBER OF DIRECTORS AT 12		For	58,850	0	0
	2.1	Elect Director Dennis C. Blair		For	58,850	0	0
	2.2	Elect Director Edward D. Breen		For	58,850	0	0
	2.3	Elect Director Brian Duperreault		For	58,850	0	0
	2.4	Elect Director Bruce S. Gordon		For	58,850	0	0
	2.5	Elect Director Rajiv L. Gupta		For	58,850	0	0
	2.6	Elect Director John A. Krol		For	58,850	0	0
	2.7	Elect Director Mackey J. Mcdonald		For	58,850	0	0
	2.8	Elect Director H. Carl Mccall		For	58,850	0	0
	2.9	Elect Director Brendan R. O'Neill		For	58,850	0	0
	2.1	Elect Director Sandra S. Wijnberg		For	58,850	0	0
	2.11	Elect Director Jerome B. York		For	58,850	0	0
	3	AUTHORIZATION FOR THE BOARD OF DIRECTORS TO APPOINT AN ADDITIONAL DIRECTOR TO FILL THE VACANCY PROPOSED TO BE CREATED ON THE BOARD		For	58,850	0	0
	4	Ratify Auditors		For	58,850	0	0

3/15/2006 AGM	Hewlett-Packard Co.		428236103					29,100
	HPQ
	1.1	Elect Director P.C. Dunn		For	29,100	0	0
	1.2	Elect Director L.T. Babbio, Jr.		For	29,100	0	0
	1.3	Elect Director S.M. Baldauf		For	29,100	0	0
	1.4	Elect Director R.A. Hackborn		For	29,100	0	0
	1.5	Elect Director J.H. Hammergren		For	29,100	0	0
	1.6	Elect Director M.V. Hurd		For	29,100	0	0
	1.7	Elect Director G.A. Keyworth Ii		For	29,100	0	0
	1.8	Elect Director T.J. Perkins		For	29,100	0	0
	1.9	Elect Director R.L. Ryan		For	29,100	0	0
	1.1	Elect Director L.S. Salhany		For	29,100	0	0
	1.11	Elect Director R.P. Wayman		For	29,100	0	0
	2	Ratify Auditors		For	29,100	0	0
	3	Approve Executive Incentive Bonus Plan		For	29,100	0	0
		Shareholder Proposals
	4	Require a Majority Vote for the Election of Directors		Against	29,100	0	0
	5	Claw-Back of Payments under Restatement		Against	0	29,100	0

3/31/2006 AGM	Guidant Corporation		401698105					0
	GDT
	1	To approve the agreement and plan of merger, dated as of January 25, 2006, among Boston Scientific Corporation, Galaxy Merger Sub. Inc. a wholly owned subsidiary of Boston Scientific Corporation, and Guidant Corporation, pursuant to which Galaxy Merger Sub. Inc. will merge with and into Guidant Corporation.		For	0	0	0

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

04/04/06 AGM	Morgan Stanley		617446448					13,500
	MS
	1.1	Elect Director Roy J. Bostock		For	13,500	0	0
	1.2	Elect Director Erskine B. Bowles		For	13,500	0	0
	1.3	Elect Director C. Robert Kidder		For	13,500	0	0
	1.4	Elect Director John J. Mack		For	13,500	0	0
	1.5	Elect Director Donald T. Nicolaisen		For	13,500	0	0
	1.6	Elect Director Hutham S. Olayan		For	13,500	0	0
	1.7	Elect Director O. Griffith Sexton		For	13,500	0	0
	1.8	Elect Director Howard J. Davies		For	13,500	0	0
	1.9	Elect Director Charles H. Noski		For	13,500	0	0
	1.1	Elect Director Laura D'Andrea Tyson		For	13,500	0	0
	1.11	Elect Director Klaus Zumwinkel		For	13,500	0	0
	2	Ratify Auditors		For	13,500	0	0
	3	Declassify the Board of Directors		For	13,500	0	0
	4	Amend Articles/Bylaws/Remove plurality voting for directors		For	13,500	0	0
	5	Amend Articles/Bylaws/Eliminate supermajority voting requirements		For	13,500	0	0
		Shareholder Proposals
	6	Require a Majority Vote for the Election of Directors		Against	13,500	0	0
	7	Amend Vote Requirements to Amend Articles/Bylaws/Charter		Against	13,500	0	0
	8	Submit Severance Agreement (Change in Control) to shareholder Vote		Against	13,500	0	0

04/05/06 AGM	Lehman Brothers Holdings Inc.		524908100					800
	LEH
	1.1	Elect Director Thomas H. Cruikshank		For	800	0	0
	1.2	Elect Director Roland A. Hernandez		For	800	0	0
	1.3	Elect Director Henry Kaufman		For	800	0	0
	1.4	Elect Director John D. Macomber		For	800	0	0
	2	Ratify Auditors		For	800	0	0
	3	Increase Authorized Common Stock		For	800	0	0
	4	Declassify the Board of Directors		For	800

04/18/06 AGM	U.S. Bancorp		902973304					44,950
	1.1	Elect Director Peter H. Coors		For	44,950	0	0
	1.2	Elect Director Jerry A. Grundhofer		For	44,950	0	0
	1.3	Elect Director Patrick T. Stokes		For	44,950	0	0
	2	Ratify Auditors		For	44,950	0	0
	3	Approve Executive Incentive Bonus Plan		For	44,950	0	0
		Shareholder Proposals
	4	Declassify the Board of Directors		Against	44,950	0	0
	5	Approve Report of the Compensation Committee		Against	44,950	0	0

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

04/18/06 AGM	Citigroup Inc.		172967101					30,650
	C
	1.1	Elect Director C. Michael Armstrong		For	30,650	0	0
	1.2	Elect Director Alain J.P. Belda		For	30,650	0	0
	1.3	Elect Director George David		For	30,650	0	0
	1.4	Elect Director Kenneth T. Derr		For	30,650	0	0
	1.5	Elect Director John M. Deutch		For	30,650	0	0
	1.6	Elect Director Roberto Hernandez Ramirez		For	30,650	0	0
	1.7	Elect Director Ann Dibble Jordan		For	30,650	0	0
	1.8	Elect Director Klaus Kleinfeld		For	30,650	0	0
	1.9	Elect Director Andrew N. Liveris		For	30,650	0	0
	1.1	Elect Director Dudley C. Mecum		For	30,650	0	0
	1.11	Elect Director Anne M. Mulcahy		For	30,650	0	0
	1.12	Elect Director Richard D. Parsons		For	30,650	0	0
	1.13	Elect Director Charles Prince		For	30,650	0	0
	1.14	Elect Director Dr. Judith Rodin		For	30,650	0	0
	1.15	Elect Director Robert E. Rubin		For	30,650	0	0
	1.16	Elect Director Franklin A. Thomas		For	30,650	0	0
	2	Ratify Auditors		For	30,650	0	0
	3	Reduce Supermajority Vote Requirement		For	30,650	0	0
	4	Reduce Supermajority Vote Requirement		For	30,650	0	0
	5	Reduce Supermajority Vote Requirement		For	30,650	0	0
		Shareholder Proposals
	6	End Issuance of Options and Prohibit Repricing		Against	0	30650	0
	7	Report on Political Contributions		Against	0	30650	0
	8	Report on Charitable Contributions		Against	0	30650	0
	9	Performance-Based Equity Awards		Against	30650	0	0
	10	Reimbursement of Expenses Incurred by Shareholder(s)		Against	0	30650	0
	11	Separate Chairman and CEO Positions		Against	30650	0	0
	12	Clawback of Payments Under Restatement		Against	0	30650	0

04/18/06 AGM	Sprint Nextel Corp		852061100					25,450
	FON
	1.1	Elect Director Keith J. Bane		For	25,450	0	0
	1.2	Elect Director Gordon M. Bethune		For	25,450	0	0
	1.3	Elect Director Timothy M. Donahue		For	25,450	0	0
	1.4	Elect Director Frank M. Drendel		For	25,450	0	0
	1.5	Elect Director Gary D. Forsee		For	25,450	0	0
	1.6	Elect Director James H. Hance, Jr.		For	25,450	0	0
	1.7	Elect Director V. Janet Hill		For	25,450	0	0
	1.8	Elect Director Irvine O. Hockaday, Jr		For	25,450	0	0
	1.9	Elect Director William E. Kennard		For	25,450	0	0
	1.1	Elect Director Linda Koch Lorimer		For	25,450	0	0
	1.11	Elect Director Stephanie M. Shern		For	25,450	0	0
	1.12	Elect Director William H. Swanson		For	25,450	0	0
	2	Ratify Auditors		For	25,450	0	0
		Shareholder Proposals
	3	Require a Majority Vote for the Election of Directors		Against	25,450	0	0
	4	Restore or Provide for Cumulative Voting		Against	25,450	0	0

04/16/06 AGM	UBS AG		H8920M855					0
	UBS
	1	Annual Report of Auditors		For	0	0	0
	2	Appropriation of Retained Earnings for 2005		For	0	0	0
	3	Discharge of the Members of the Board of Directors and Executive Board	For	0	0	0
	4A1	Elect Board Member Rolf A. Meyer		For	0	0	0
	4A2	Elect Board Member Ernesto Bertarelli		For	0	0	0
	4B1	Elect Board Member Gabrielle Kaufmann-Kohler		For	0	0	0
	4B2	Elect Board Member Joerg Wolle		For	0	0	0
	4A	Elect Auditors		For	0	0	0
	4B	Elect Special Auditors		For	0	0	0
	5A	Cancellation of Share Repurchase Program		For	0	0	0
	5B	Approval of New Share Buyback Program		For	0	0	0
	5C	One-Time Payout in the Form of a Par Value Repayment		For	0	0	0
	5D	Share Split		For	0	0	0
	5E	Amendments to Articles of Association		For	0
	5E	Reduction of the Threshold Value for Agenda Item Requests		For	0	0	0
	6	Creation of Conditional Capital		For	0	0	0

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

04/20/06 AGM	ALLTEL Corp.		20039103					23,850
	AT
	1.1	Elect Director William H. Crown		For	23,850	0	0
	1.2	Elect Director Joe T. Ford		For	23,850	0	0
	1.3	Elect Director John P. McConnell		For	23,850	0	0
	1.4	Elect Director Josie C. Natori		For	23,850	0	0
	2	Amend Executive Incentive Bonus Plan		For	23,850	0	0
	3	Amend Executive Incentive Bonus Plan		For	23,850	0	0
	4	Ratify Auditors		For	23,850	0	0

04/25/06 AGM	International Business Machines Corp.		459200101					2,750
	IBM
	1.1	Elect Director Cathleen Black		For	2,750	0	0
	1.2	Elect Director Kenneth I. Chenault		For	2,750	0	0
	1.3	Elect Director Juergen Dormann		For	2,750	0	0
	1.4	Elect Director Michael L. Eskew		For	0	0	2,750
	1.5	Elect Director Shirley Ann Jackson		For	2,750	0	0
	1.6	Elect Director Minoru Makihara		For	2,750	0	0
	1.7	Elect Director Lucio A. Noto		For	2,750	0	0
	1.8	Elect Director James W. Owens		For	2,750	0	0
	1.9	Elect Director Samuel J. Palmisano		For	2,750	0	0
	1.1	Elect Director Joan E. Spero		For	2,750	0	0
	1.11	Elect Director Sidney Taurel		For	2,750	0	0
	1.12	Elect Director Charles M. Vest		For	2,750	0	0
	1.13	Elect Director Lorenzo H. Zambrano		For	0	0	2,750
	2	Ratify Auditors		For	2,750	0	0
		Shareholder Proposals
	3	Provide for Cumulative Voting		Against	2,750	0	0
	4	Evaluate Age Discrimination in Retirement Plans		Against	0	2,750	0
	5	Time-Based Equity Awards		Against	2,750	0	0
	6	Increase Disclosure of Executive Compensation		Against	2,750	0	0
	7	Report on Outsourcing		Against	0	2,750	0
	8	Implement/ Increase Activity on the China Principles		Against	0	2,750	0
	9	Report on Political Contributions		Against	0	2,750	0
	10	Require a Majority Vote for the Election of Directors		Against	2,750	0	0
	11	Adopt Simple Majority Vote		Against	2,750	0	0

04/25/06 AGM	Harrah's Entertainment, Inc.		413619107					22,600
	HET
	1.1	Elect Director Charles L. Atwood		For	22,600	0	0
	1.2	Elect Director R. Brad Martin		For	22,600	0	0
	1.3	Elect Director Gary G. Michael		For	22,600	0	0
	2	Amend Omnibus Stock Plan		For	22,600	0	0
	3	Ratify Auditors		For	22,600	0	0

04/25/06 AGM	L-3 Communications Holdings, Inc.		502424104					0
	LVLT
	1.1	Elect Director Peter A. Cohen		For	0	0	0
	1.2	Elect Director Robert B. Millard		For	0	0	0
	1.3	Elect Director Arthur L. Simon		For	0	0	0
	2	Appoint PricewaterhouseCoopers as Auditor		For	0	0	0
	3	Amend Employee Stock Purchase Plan		For	0	0	0

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

04/26/06 AGM	Bank of America Corp.		060505104					30,390
	BAC
	1.1	Elect Director William Barnet, III		For	30,390	0	0
	1.2	Elect Director Frank P. Bramble, Sr.		For	30,390	0	0
	1.3	Elect Director John T. Collins		For	30,390	0	0
	1.4	Elect Director Gary L. Countryman		For	30,390	0	0
	1.5	Elect Director Tommy R. Franks		For	30,390	0	0
	1.6	Elect Director Paul Fulton		For	30,390	0	0
	1.7	Elect Director Charles K. Gifford		For	30,390	0	0
	1.8	Elect Director W. Steven Jones		For	30,390	0	0
	1.9	Elect Director Kenneth D. Lewis		For	30,390	0	0
	1.1	Elect Director Monica C. Lozano		For	30,390	0	0
	1.11	Elect Director Walter E. Massey		For	30,390	0	0
	1.12	Elect Director Thomas J. May		For	30,390	0	0
	1.13	Elect Director Patricia E. Mitchell		For	30,390	0	0
	1.14	Elect Director Thomas M. Ryan		For	30,390	0	0
	1.15	Elect Director O. Temple Sloan, Jr.		For	30,390	0	0
	1.16	Elect Director Meredith R. Spangler		For	30,390	0	0
	1.17	Elect Director Robert L. Tillman		For	30,390	0	0
	1.18	Elect Director Jackie M. Ward		For	30,390	0	0
	2	Ratify Auditors		For	30,390	0	0
	3	Amend Omnibus Stock Plan		For	30,390	0	0
		Shareholder Proposals
	4	Publish Political Contributions		Against	0	30,390	0
	5	Require a Majority Vote for the Election of Directors		Against	30,390	0	0
	6	Provide for an Independent Chairman		Against	30,390	0	0
	7	Exclude Reference to Sexual Orientation from the Company's EEO Statement		Against	0	30,390	0

04/26/06 AGM	Chevron Corporation		166764100					9,350
	CVX
	1.1	Elect Director Samuel H. Armacost		For	9,350	0	0
	1.2	Elect Director Linnet F. Deily		For	9,350	0	0
	1.3	Elect Director Robert E. Denham		For	9,350	0	0
	1.4	Elect Director Robert J. Eaton		For	9,350	0	0
	1.5	Elect Director Sam Ginn		For	9,350	0	0
	1.6	Elect Director Franklyn G. Jenifer		For	9,350	0	0
	1.7	Elect Director Sam Nunn		For	9,350	0	0
	1.8	Elect Director David J. O'Reilly		For	9,350	0	0
	1.9	Elect Director Donald B. Rice		For	9,350	0	0
	1.1	Elect Director Peter J. Robertson		For	9,350	0	0
	1.11	Elect Director Charles R. Shoemate		For	9,350	0	0
	1.12	Elect Director Ronald D. Sugar		For	9,350	0	0
	1.13	Elect Director Carl Ware		For	9,350	0	0
	2	Ratify Auditors		For	9,350	0	0
		Shareholder Proposals
	3	Company-Specific-Reimbursement of Stockholder Proposal		Against	0	9,350	0
	4	Report on Environmental Impact of Drilling in Sensitive Areas		Against	0	9,350	0
	5	Report on Political Contributions		Against	0	9,350	0
	6	Adopt an Animal Welfare Policy		Against	0	9,350	0
	7	Adopt a Human Rights Policy		Against	9,350	0	0
	8	Report on Remediation Expenses in Ecuador		Against	0	9,350	0

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

04/26/06 AGM	Textron Inc.		883203101					8,500
	TXT
	1.1	Elect Director Lewis B. Campbell		For	8,500	0	0
	1.2	Elect Director Lawrence K. Fish		For	8,500	0	0
	1.3	Elect Director Joe T. Ford		For	8,500	0	0
	2	Ratify Auditors		For	8,500	0	0
		Shareholder Proposals
	3	Report on Depleted Uranium Weapons Components		Against	0	8,500	0
	4	Require a Majority Vote for the Election of Directors		Against	8,500	0	0

04/27/06 AGM	Corning Inc.		219350105					30,800
	GLW
	1.1	Elect Director James B. Flaws		For	30,800	0	0
	1.2	Elect Director James R. Houghton		For	30,800	0	0
	1.3	Elect Director James J. O'Connor		For	30,800	0	0
	1.4	Elect Director Deborah D. Rieman		For	30,800	0	0
	1.5	Elect Director Peter F. Volanakis		For	30,800	0	0
	1.6	Elect Director Padmasree Warrior		For	30,800	0	0
	2	Amend Qualified Employee Stock Purchase Plan		For	30,800	0	0
	3	Amend Executive Incentive Bonus Plan		For	30,800	0	0
	4	Approve Non-Employee Director Omnibus Stock Plan		For	30,800	0	0
	5	Ratify Auditors		For	30,800	0	0
		Shareholder Proposals
	6	Declassify the Board of Directors		Against	30,800	0	0

04/28/06 AGM	Merrill Lynch & Co., Inc.		590188108					21,900
	MEL
	1.1	Elect Director Alberto Cribiore		For	21,900	0	0
	1.2	Elect Director Aulana L. Peters		For	21,900	0	0
	1.3	Elect Director Charles O. Rossotti		For	21,900	0	0
	2	Ratify Auditors		For	21,900	0	0
		Shareholder Proposals
	3	Restore or Provide for Cumulative Voting		Against	21,900	0	0
	4	Compensation- Director Compensation		Against	0	21,900	0
	5	Review Executive Compensation		Against	0	21,900	0

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

05/01/06 AGM	The Boeing Co.		097023105					15,950
	BA
	1.1	Elect Director John H. Biggs		For	15,950	0	0
	1.2	Elect Director John E. Bryson		For	15,950	0	0
	1.3	Elect Director Linda Z. Cook		For	15,950	0	0
	1.4	Elect Director William M. Daley		For	15,950	0	0
	1.5	Elect Director Kenneth M. Duberstein		For	15,950	0	0
	1.6	Elect Director John F. McDonnell		For	15,950	0	0
	1.7	Elect Director W. James McNerney, Jr.		For	15,950	0	0
	1.8	Elect Director Richard D. Nanula		For	15,950	0	0
	1.9	Elect Director Rozanne L. Ridgway		For	15,950	0	0
	1.1	Elect Director Mike S. Zafirovski		For	15,950	0	0
	2	Approve Executive Incentive Bonus Plan		For	15,950	0	0
	3	Amend Omnibus Stock Plan		For	0	15,950	0
	4	Reduce Supermajority Vote Requirement		For	15,950	0	0
	5	Ratify Auditors		For	15,950	0	0
		Shareholder Proposals
	6	Develop a Human Rights Policy		Against	15,950	0	0
	7	Develop Ethical Criteria for Military Contracts		Against	0	15,950	0
	8	Report on Charitable Contributions		Against	0	15,950	0
	9	Require a Majority Vote for the Election of Directors		Against	15,950	0	0
	10	Separate Chairman and CEO Positions		Against	15,950	0	0

05/02/06 AGM	EOG Resources, Inc.		26875P101					45
	EOG
	1.1	Elect Director George A. Alcorn		For	45	0	0
	1.2	Elect Director Charles R. Crisp		For	45	0	0
	1.3	Elect Director Mark G. Papa		For	45	0	0
	1.4	Elect Director Edmund P. Segner, III		For	45	0	0
	1.5	Elect Director William D. Stevens		For	45	0	0
	1.6	Elect Director H. Leighton Steward		For	45	0	0
	1.7	Elect Director Donald F. Textor		For	45	0	0
	1.8	Elect Director Frank G. Wisner		For	45	0	0
	2	Ratify Auditors		For	45	0	0

05/02/06 AGM	UnitedHealth Group Incorporated		91324P102					25,700
	UNH
	1.1	Elect Director James A. Johnson		For	25,700	0	0
	1.2	Elect Director Douglas W. Leatherdale		For	25,700	0	0
	1.3	Elect Director William W. McGuire, M.D.		For	25,700	0	0
	1.4	Elect Director Mary O. Mundinger, Ph.D.		For	25,700	0	0
	2	Ratify Auditors		For	25,700	0	0
		Shareholder Proposals
	3	Require a Majority Vote for the Election of Directors		Against	0	25,700	0

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

05/03/06 AGM	American Standard Companies Inc.		029712106					28,600
	ASD
	1.1	Elect Director Steven F. Goldstone		For	28,600	0	0
	1.2	Elect Director Kirk S. Hachigian		For	28,600	0	0
	1.3	Elect Director Edward E. Hagenlocker		For	28,600	0	0
	1.4	Elect Director Dale F. Morrison		For	28,600	0	0
	2	Ratify Auditors		For	28,600	0	0

05/03/06 AGM	General Dynamics Corp.		369550108					8,150
	GD
	1.1	Elect Director N.D. Chabraja		For	8,150	0	0
	1.2	Elect Director J.S. Crown		For	8,150	0	0
	1.3	Elect Director W.P. Fricks		For	8,150	0	0
	1.4	Elect Director C.H. Goodman		For	8,150	0	0
	1.5	Elect Director J.L. Johnson		For	8,150	0	0
	1.6	Elect Director G.A. Joulwan		For	8,150	0	0
	1.7	Elect Director P.G. Kaminski		For	8,150	0	0
	1.8	Elect Director J.M. Keane		For	8,150	0	0
	1.9	Elect Director D.J. Lucas		For	8,150	0	0
	1.1	Elect Director L.L. Lyles		For	8,150	0	0
	1.11	Elect Director C.E. Mundy, Jr.		For	8,150	0	0
	1.12	Elect Director R. Walmsley		For	8,150	0	0
	2	Ratify Auditors		For	8,150	0	0
		Shareholder Proposals
	3	Require a Majority Vote for the Election of Directors		Against	0	8,150	0
	4	Disqualification of Directors Who Fail to Receive Majority Vote		Against	0	8,150	0
	5	Separate Chairman and CEO Positions		Against	0	8,150	0
	6	Social Proposal		Against	0	8,150	0
	7	Social Proposal		Against	0	8,150	0

05/09/06 AGM	Baxter International Inc.		071813109					13,650
	BAX
	1.1	Elect Director Walter E. Boomer		For	13,650	0	0
	1.2	Elect Director James R. Gavin, III		For	13,650	0	0
	1.3	Elect Director Peter S. Hellman		For	13,650	0	0
	1.4	Elect Director K.J. Storm		For	13,650	0	0
	2	Ratify Auditors		For	13,650	0	0
	3	Declassify the Board of Directors		For	13,650	0	0
	4	Establish Range For Board Size		For	13,650	0	0
		Shareholder Proposals
	5	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	13,650	0	0

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

05/09/06 AGM	Kerr-McGee Corp.		492386107					5,600
	KMG
	1.1	Elect Director Sylvia A. Earle		For	5,600	0	0
	1.2	Elect Director Martin C. Jischke		For	5,600	0	0
	1.3	Elect Director Leroy C. Richie		For	5,600	0	0
	2	Ratify Auditors		For	5,600	0	0
		Shareholder Proposals
	3	Establishment of An Office of the Board of Directors		Against	0	5,600	0

05/09/06 AGM	Boston Scientific Corporation		101137107					0
	BSX
	1.1	Elect Director John E. Abele		For	0	0	0
	1.2	Elect Director Joel L. Fleishman		For	0	0	0
	1.3	Elect Director Ernest Mario, PH.D.		For	0	0	0
	1.4	Elect Director Uwe E. Reinhardt		For	0	0	0
	2A	Elect Director Nancy Ann Deparle		For	0	0	0
	2B	Elect Director Kristina M. Johnsone, PH.D.		For	0	0	0
	3	Ratify Auditors		For	0	0	0
	4	Approve Global Employee Stock Ownership Plan		For	0	0	0

05/09/06 AGM	MGM Mirage		552953101					900
	MGM
	1.1	Elect Director James D. Aljian		For	900	0	0
	1.2	Elect Director Robert H. Baldwin		For	900	0	0
	1.3	Elect Director Willie D. Davis		For	900	0	0
	1.4	Elect Director Alexander M. Haig, Jr.		For	900	0	0
	1.5	Elect Director Alexis M. Herman		For	900	0	0
	1.6	Elect Director Roland Hernandez		For	900	0	0
	1.7	Elect Director Gary N. Jacobs		For	900	0	0
	1.8	Elect Director Kirk Kerkorian		For	900	0	0
	1.9	Elect Director J. Terrence Lanni		For	900	0	0
	1.1	Elect Director Rose Mckinney-James		For	900	0	0
	1.11	Elect Director James J. Murren		For	900	0	0
	1.12	Elect Director Ronald M. Popeil		For	900	0	0
	1.13	Elect Director John T. Redmond		For	900	0	0
	1.14	Elect Director Melvin B. Wolzinger		For	900	0	0
	2	Amend Executive Incentive Bonus Plan		For	900	0	0
	3	Ratify Auditors		For	900	0	0

05/10/06 AGM	Amgen, Inc.		031162100					24,000
	AMGN
	1.1	Elect Director Frederick W. Gluck		For	24,000	0	0
	1.2	Elect Director J. Paul Reason		For	24,000	0	0
	1.3	Elect Director Donald B. Rice		For	24,000	0	0
	1.4	Elect Director Leonard D. Schaeffer		For	24,000	0	0
	2	Ratify Auditors		For	24,000	0	0
		Shareholder Proposals
	3	Stock Retention		Against	24,000	0	0
	4	Link Executive Compensation to Social Issues		Against	0	24,000	0
	5	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	24,000	0	0
	6	Develop an Animal Welfare Policy		Against	0	24,000	0
	7	Require a Majority Vote for the Election of Directors		Against	24,000	0	0
	8	Report on Political Contributions		For	24,000	0	0

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

05/10/06 AGM	First Data Corp.		319963104					36,313
	FDC
	1.1	Elect Director Daniel P. Burnham		For	36,313	0	0
	1.2	Elect Director Jack M. Greenberg		For	36,313	0	0
	1.3	Elect Director Courtney F. Jones		For	36,313	0	0
	1.4	Elect Director Charles T. Russell		For	36,313	0	0
	2	Elect Director David A. Coulter		For	36,313	0	0
	3	Elect Director Henry C. Duques		For	36,313	0	0
	4	Elect Director Peter B. Ellwood		For	36,313	0	0
	5	Ratify Auditors		For	36,313	0	0

05/11/06 AGM	Transocean Inc.		G90078109					15,500
	RIG
	1.1	Elect Director Victor E. Grijalva		For	15,500	0	0
	1.2	Elect Director Arthur Lindenauer		For	15,500	0	0
	1.3	Elect Director Kristian Siem		For	15,500	0	0
	2	APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.		For	15,500	0	0

05/16/06 AGM	JPMorgan Chase & Co.		46625H100					33,350
	JPM
	1.1	Elect Director John H. Biggs		For	33,350	0	0
	1.2	Elect Director Stephen B. Burke		For	33,350	0	0
	1.3	Elect Director James S. Crown		For	33,350	0	0
	1.4	Elect Director James Dimon		For	33,350	0	0
	1.5	Elect Director Ellen V. Futter		For	33,350	0	0
	1.6	Elect Director William H. Gray, III		For	33,350	0	0
	1.7	Elect Director William B. Harrison, Jr.		For	33,350	0	0
	1.8	Elect Director Laban P. Jackson, Jr.		For	33,350	0	0
	1.9	Elect Director John W. Kessler		For	33,350	0	0
	1.1	Elect Director Robert I. Lipp		For	33,350	0	0
	1.11	Elect Director Richard A. Manoogian		For	33,350	0	0
	1.12	Elect Director David C. Novak		For	33,350	0	0
	1.13	Elect Director Lee R. Raymond		For	33,350	0	0
	1.14	Elect Director William C. Weldon		For	33,350	0	0
	2	Ratify Auditors		For	33,350	0	0
		Shareholder Proposals
	3	Put Repricing of Stock Options to Shareholder Vote		Against	0	33,350	0
	4	Performance-Based Equity Awards		Against	33,350	0	0
	5	Separate Chairman and CEO Positions		Against	33,350	0	0
	6	Remove Reference to Sexual Orientation from EEO Statement		Against	0	33,350	0
	7	Amend Articles/Bylaws/Charter -- Call Special Meetings		Against	33,350	0	0
	8	Report on Lobbying Activities		Against	0	33,350	0
	9	Report on Political Contributions		Against	0	33,350	0
	10	Approve Terms of Existing Poison Pill		Against	0	33,350	0
	11	Provide for Cumulative Voting		Against	33,350	0	0
	12	Claw-back of Payments under Restatements		Against	0	33,350	0
	13	Require Director Nominee Qualifications		Against	0	33,350	0

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

05/16/06 AGM	Wellpoint Inc		94973V107					21,150
	WLP
	1.1	Elect Director Lenox D. Baker, Jr., M.D.		For	21,150	0	0
	1.2	Elect Director Susan B. Bayh		For	21,150	0	0
	1.3	Elect Director Larry C. Glasscock		For	21,150	0	0
	1.4	Elect Director Julie A. Hill		For	21,150	0	0
	1.5	Elect Director Ramiro G. Peru		For	21,150	0	0
	2	Approve Omnibus Stock Plan		For	21,150	0	0
	3	Ratify Auditors		For	21,150	0	0

05/17/06 AGM	American International Group, Inc.		026874107					20,100
	AIG
	1.1	Elect Director Pei-yuan Chia		For	20,100	0	0
	1.2	Elect Director Marshall A. Cohen		For	20,100	0	0
	1.3	Elect Director Martin S. Feldstein		For	20,100	0	0
	1.4	Elect Director Ellen V. Futter		For	20,100	0	0
	1.5	Elect Director Stephen L. Hammerman		For	20,100	0	0
	1.6	Elect Director Richard C. Holbrooke		For	20,100	0	0
	1.7	Elect Director Fred H. Langhammer		For	20,100	0	0
	1.8	Elect Director George L. Miles, Jr.		For	20,100	0	0
	1.9	Elect Director Morris W. Offit		For	20,100	0	0
	1.1	Elect Director James F. Orr, III		For	20,100	0	0
	1.11	Elect Director Martin J. Sullivan		For	20,100	0	0
	1.12	Elect Director Michael H. Sutton		For	20,100	0	0
	1.13	Elect Director Edmund S.W. Tse		For	20,100	0	0
	1.14	Elect Director Robert B. Willumstad		For	20,100	0	0
	1.15	Elect Director Frank G. Zarb		For	20,100	0	0
	2	Ratify Auditors		For	20,100	0	0
	3	Approve Executive Incentive Bonus Plan		For	20,100	0	0

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

05/18/06 AGM	China Mobile (Hong Kong) Limited		16941M109					16,400
		Meeting for Holders of ADRs
	1	TO RECEIVE AND CONSIDER THE AUDITED FINANCIAL STATEMENTS AND THE REPORTS OF THE DIRECTORS AND AUDITORS FOR THE YEAR ENDED 31 DECEMBER 2005.		For	16,400	0	0
	2	TO DECLARE A FINAL DIVIDEND FOR THE YEAR ENDED 31 DECEMBER 2005.		For	16,400	0	0
	3.1	Elect Director Lu Xiangdong		For	16,400	0	0
	3.2	Elect Director Xue Taohai		For	16,400	0	0
	3.3	Elect Director Sha Yuejia		For	16,400	0	0
	3.4	Elect Director Liu Aili		For	16,400	0	0
	3.5	Elect Director Xin Fanfei		For	16,400	0	0
	3.6	Elect Director Xu Long		For	16,400	0	0
	3.7	Elect Director Lo Ka Shui		For	16,400	0	0
	3.8	Elect Director Moses Cheng Mo Chi		For	16,400	0	0
	4	Ratify Auditors		For	16,400	0	0
	5	TO GIVE A GENERAL MANDATE TO THE DIRECTORS TO REPURCHASE SHARES IN THE COMPANY NOT EXCEEDING 10% OF THE AGGREGATE NOMINAL AMOUNT OF THE EXISTING ISSUED SHARE CAPITAL.		For	16,400	0	0
	6	TO GIVE A GENERAL MANDATE TO THE DIRECTORS TO ISSUE, ALLOT AND DEAL WITH ADDITIONAL SHARES IN THE COMPANY NOT EXCEEDING 20% OF THE AGGREGATE NOMINAL AMOUNT OF THE EXISTING ISSUED SHARE CAPITAL.		For	0	16,400	0
	7	TO EXTEND THE GENERAL MANDATE GRANTED TO THE DIRECTORS TO ISSUE, ALLOT AND DEAL WITH SHARES BY THE NUMBER OF SHARES REPURCHASED.		For	16,400	0	0
	8	TO APPROVE THE CHANGE OF NAME OF THE COMPANY.		For	16,400	0	0

05/19/06 AGM	J. C. Penney Co., Inc (HLDG CO)		708160106					18,400
	JCP
	1.1	Elect Director Vernon E. Jordan, Jr.		For	18,400	0	0
	1.2	Elect Director Burl Osborne		For	18,400	0	0
	1.3	Elect Director Mary Beth Stone West		For	18,400	0	0
	1.4	Elect Director R. Gerald Turner		For	18,400	0	0
	2	Ratify Auditors		For	18,400	0	0
	3	Declassify the Board of Directors		For	18,400	0	0
		Shareholder Proposals
	4	Performance-Based Equity Awards		Against	0	18,400	0

05/24/06 AGM	Xerox Corp.		984121103					104,578
	XRX
	1.1	Elect Director Glenn A. Britt		For	104,578	0	0
	1.2	Elect Director Richard J. Harrington		For	104,578	0	0
	1.3	Elect Director William Curt Hunter		For	104,578	0	0
	1.4	Elect Director Vernon E. Jordan, Jr.		For	104,578	0	0
	1.5	Elect Director Hilmar Kopper		For	104,578	0	0
	1.6	Elect Director Ralph S. Larsen		For	104,578	0	0
	1.7	Elect Director Robert A. McDonald		For	104,578	0	0
	1.8	Elect Director Anne M. Mulcahy		For	104,578	0	0
	1.9	Elect Director N.J. Nicholas, Jr.		For	104,578	0	0
	1.1	Elect Director Ann N. Reese		For	104,578	0	0
	1.11	Elect Director Mary Agnes Wilderotter		For	104,578	0	0
	2	Ratify Auditors		For	104,578	0	0
		Shareholder Proposals
	3	Require a Majority Vote for the Election of Directors		Against	104,578	0	0
	4	Performance-Based Equity Awards		Against	0	104,578	0

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

05/25/06 AGM	McDonald's Corp.		580135101					41,050
	MCD
	1.1	Elect Director Robert A. Eckert		For	41,050	0	0
	1.2	Elect Director Enrique Hernandez, Jr.		For	41,050	0	0
	1.3	Elect Director Jeanne P. Jackson		For	41,050	0	0
	1.4	Elect Director Richard H. Lenny		For	41,050	0	0
	1.5	Elect Director Andrew J. McKenna		For	41,050	0	0
	1.6	Elect Director Sheila A. Penrose		For	41,050	0	0
	2	Ratify Auditors		For	41,050	0	0
		Shareholder Proposals
	3	Submit Severance Agreement (Change in Control) to shareholder Vote		Against	41,050	0	0
	4	Identify Food Products Manufactured or Sold that Contain Genetically Engineered Ingredients		Against	0	41,050	0

05/25/06 AGM	Genzyme Corp.		372917104					9,900
	GENZ
	1.1	Elect Director Victor J. Dzau, M.D.		For	9,900	0	0
	1.2	Elect Director Connie Mack, III		For	9,900	0	0
	1.3	Elect Director Henri A. Termeer		For	9,900	0	0
	2	Amend Omnibus Stock Plan		For	9,900	0	0
	3	Amend Non-Employee Director Stock Option Plan		For	9,900	0	0
	4	Declassify the Board of Directors		For	9,900	0	0
	5	Ratify Auditors		For	9,900	0	0
		Shareholder Proposals
	6	Submit Severance Agreement (Change in Control) to shareholder Vote		Against	9,900	0	0

05/25/06 AGM	Biogen Idec, Inc.		09062X103					38,685
	BIIB
	1.1	Elect Director Lawrence C. Best		For	38,685	0	0
	1.2	Elect Director Alan B. Glassberg		For	38,685	0	0
	1.3	Elect Director Robert W. Pangia		For	38,685	0	0
	1.4	Elect Director William D.Young		For	38,685	0	0
	2	Ratify Auditors		For	38,685	0	0
	3	Approve Non-Employee Director Omnibus Stock Plan		For	38,685	0	0

06/07/06 AGM	Devon Energy Corp.		25179M103					16,300
	DVN
	1.1	Elect Director Robert L. Howard		For	16,300	0	0
	1.2	Elect Director Micheal M. Kanovsky		For	16,300	0	0
	1.3	Elect Director J. Todd Mitchell		For	16,300	0	0
	1.4	Elect Director Larry Nichols		For	16,300	0	0
	2	Ratify Auditors		For	16,300	0	0
	3	Amend Omnibus Stock Plan		For	16,300	0	0

Mtg Date /Type	Company/ Ballot Issues		Security	Mgmt Rec		Vote Cast		Shares Voted
					For	Against	Abstain/ Withhold

06/07/06 AGM	LAS VEGAS SANDS CORP		517834107					11,900
	LVS
	1.1	Elect Director William P. Weidner		For	0	0	11,900
	1.2	Elect Director Michael A. Leven		For	11,900	0	0
	2	Ratify Auditors		For	11,900	0	0

06/14/06 AGM	Countrywide Financial Corp.		222372104					24,000
	CFC
	1.1	Elect Director Kathleen Brown		For	24,000	0	0
	1.2	Elect Director Jeffrey M. Cunningham		For	24,000	0	0
	1.3	Elect Director Martin R. Melone		For	24,000	0	0
	1.4	Elect Director Robert T. Parry		For	24,000	0	0
	2	Approve Omnibus Stock Plan		For	24,000	0	0
	3	Ratify Auditors		For	24,000	0	0
		Shareholder Proposals
	4	Approve Report of the Compensation Committee		Against	24,000	0	0

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	M FUND, INC.

By (Signature and Title)*	/s/ Gerald J. Graves
Gerald J. Graves, President and Principal Executive Officer

Date	August 29, 2006

*Print the name and title of each signing officer under his or her signature.